UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Index Funds

For investors seeking the potential for long-term capital appreciation.

Annual Report October 31, 2013

Share Class / Ticker Symbol
Fund Name	Class A	Class B	Class C	Class R3	Class I

Nuveen Equity Index Fund	FAEIX	FAEQX	FCEIX	FADSX	FEIIX
Nuveen Mid Cap Index Fund	FDXAX	—	FDXCX	FMCYX	FIMEX
Nuveen Small Cap Index Fund	FMDAX	—	FPXCX	ARSCX	ASETX

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Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen Fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from their financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, recent events such as the Federal Reserve decision to slow down its bond buying program beginning in January of 2014 and the federal budget compromise that would guide government spending into 2015 are both positives for the economy moving forward. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Partisan politics in Washington D.C. with their troublesome outcome add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

December 23, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Equity Index Fund

Nuveen Mid Cap Index Fund

Nuveen Small Cap Index Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Walter A. French and David A. Friar are the portfolio managers for the Funds. Walt has managed the Nuveen Equity Index Fund since 1999 and David has managed the Nuveen Equity Index Fund since 2000. Walt and David have managed the Nuveen Mid Cap Index Fund and the Nuveen Small Cap Index Fund since 2001. Here the portfolio managers examine economic and equity market conditions, key investment strategies and the Funds’ performance for the twelve-month period ended October 31, 2013.

What factors affected the U.S. economy and the equity market during the twelve-month reporting period ended October 31, 2013?

During this reporting period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. The Fed also continued its monthly purchases of $40 billion of mortgage-backed securities and $45 billion of longer-term Treasury securities in an open-ended effort to bolster growth and promote progress toward the Fed’s mandates of maximum employment and price stability. At its June 2013 meeting, the Fed indicated that it believed downside risks to the economy had diminished since the autumn of 2012. Subsequent comments by Fed Chairman Ben Bernanke suggested that the Fed might begin to reduce, or taper, its asset purchase program later in 2013. However, in September 2013, the Fed surprised the market by announcing that it had decided to wait for more evidence that the progress it discerned in June was sustainable before it made any adjustments to the pace of the purchase program. At its October 2013 meeting, the central bank reiterated this decision and said that it expected to continue its “highly accommodative stance of monetary policy” for “a considerable time” after the purchase program ends and the economic recovery strengthens. Finally, in December of 2013, the Fed announced a decision to slow down its bond buying program beginning in January of 2014.

In the third quarter of 2013, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.8%, up from 2.5% for the second quarter of 2013, continuing the pattern of positive economic growth for the tenth consecutive quarter. The Consumer Price Index (CPI) rose 1.0% year-over-year as of October 2013, while the core CPI (which excludes food and energy) increased 1.7% during the same period, staying within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Improvements in the labor markets continued to be slow, and unemployment remained above the Federal Reserve’s target of 6.5%. As of October 2013, the national unemployment rate was 7.3%, up from 7.2% in September 2013 but below the 7.9% reported in October 2012. The slight uptick in October’s number reflected the increase in federal employees furloughed due to the government shutdown that month. The housing market continued to deliver good news, as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 13.3% for the twelve months ended September 2013 (most recent data available at the time this report was prepared), the largest twelve-month percentage gain for the index since February 2006.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

Early in this reporting period, the outlook for the U.S. economy was clouded by uncertainty about global financial markets and the outcome of the “fiscal cliff.” The tax consequences of the fiscal cliff situation were averted through a last-minute deal that raised payroll taxes, but left in place a number of tax breaks, including tax exemptions on municipal bond interest. However, lawmakers failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. This triggered a program of automatic spending cuts (or sequestration) that impacted federal programs beginning March 1, 2013. Although Congress later passed legislation that established federal funding levels for the remainder of fiscal 2013, the federal budget for fiscal 2014 continued to be debated. On October 1, 2013, the start date for fiscal 2014, the federal government shut down for 16 days until an interim appropriations bill was signed into law, funding the government at sequestration levels through January 15, 2014, and suspending the debt limit until February 7, 2014. Subsequent to the close of this reporting period, Congress preliminarily passed a federal budget deal that would guide government spending into 2015 and defuse the chances of another shutdown of it wins final passage. In addition to the ongoing political debate over federal spending, Chairman Bernanke’s June 2013 remarks about tapering the Federal Reserve’s asset purchase program touched off widespread uncertainty about the next step for the Fed’s quantitative easing program and about the potential impact on the economy and financial markets, leading to increased market volatility.

For much of the reporting period, low interest rates and a fairly benign macro environment caused U.S. investors to move out the risk spectrum, resulting in robust flows into U.S. equity funds. Leading U.S. stock market indexes, including the S&P 500® Index, the Dow Jones Industrial Average and the Russell 2000® Index, each hit all-time highs during the reporting period. The S&P 500® Index gained 27% during the reporting period. Sluggish global growth, muted global inflation and ongoing fiscal drag provided a backdrop for continued monetary policy actions outside the U.S. as well, which drove strong equity market advances globally. In Japan, newly elected Prime Minister Shinzo Abe articulated policies designed to reinvigorate Japan’s weak economy. Widespread optimism for his strategies led to a massive rally in the Japanese equity market, which was up 34% during this reporting period, according to MSCI Japan Index. Elsewhere, the European Central Bank signaled an extended period of low rates while the U.K.’s Bank of England pursued its most aggressive monetary policy to date. Returns for developed markets outside the U.S. were very strong, as evidenced by the MSCI EAFE Index’s advance of 26% for the reporting period. In emerging market countries, which are more dependent on global growth and commodity prices, stocks significantly lagged developed markets with a 6% return during this reporting period, according to the MSCI Emerging Market Index.

Nuveen Equity Index Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2013. The Fund’s Class A Shares performed in-line with the Lipper S&P 500® Index Objective Funds Classification Average, but underperformed the S&P 500® Index for the twelve-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund is invested to replicate the return of the S&P 500® Index as closely as possible, with consideration given to turnover costs and fees. S&P/Dow Jones changes the index definition as often as weekly, deleting firms as they are acquired or when the membership committee determines that a firm is no longer representative of the index definition. Additionally, index weights are changed to reflect merger and acquisition (M&A) activity or share issuance and repurchasing. These changes typically result in low turnover, well below 20% per year. We believe the Fund’s objective can best be achieved by investing in approximately 90% to 100% of the issues included in the S&P 500® Index,

6	Nuveen Investments

depending on the size of the Fund. During the reporting period, we held essentially all of the issues found in the index. In addition, we aggressively tracked and implemented the occasional changes to index member names, as well as changes to the relative weights in the index.

The Fund performed very similarly to the index during the reporting period. The top performing sectors in the index were consumer discretionary, industrials and health care, which all advanced significantly. The three lowest performing sectors were utilities, telecommunications services and energy. Also during the reporting period, we continued to invest in S&P 500® Index futures to convert cash into the equivalent of an S&P 500® Index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index. These contracts are used as a means to efficiently gain exposure to a broad base of equity securities. The Fund’s holdings of futures, which were matched to the level of cash, were helpful in keeping the Fund fully invested, neither overexposed nor underexposed to equities, despite cash flows. Due to rising equity prices over the reporting period, these positions modestly benefited performance.

Nuveen Mid Cap Index Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2013. The Fund’s Class A Shares underperformed both the Lipper Mid-Cap Core Funds Classification Average and the S&P MidCap 400® Index.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund is invested to replicate the return of the S&P MidCap 400® Index as closely as possible, with consideration given to turnover costs and fees. S&P/Dow Jones changes the index definition as often as weekly, deleting firms as they are acquired or when the membership committee determines that a firm is no longer representative of the index definition. Additionally, index weights are changed to reflect mergers and acquisitions (M&A) activity or share issuance and repurchasing. These changes typically result in low turnover, well below 20% per year. We believe the Fund’s objective can best be achieved by investing in approximately 90% to 100% of the issues included in the S&P MidCap 400® Index, depending on the size of the Fund. During the reporting period, we held essentially all of the issues found in the index. In addition, we aggressively tracked and implemented the occasional changes to index member names, as well as changes to the relative weights in the index.

The Fund performed very similarly to the index during the reporting period. The top performing sectors in the index were consumer staples, health care and industrials, each advancing significantly. The three lowest performing sectors were utilities, telecommunications services and materials. Also during the period, we continued to invest in S&P MidCap 400® E-Mini Index futures to convert cash into the equivalent of an S&P MidCap 400® Index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index. These contracts are used as a means to efficiently gain exposure to a broad base of equity securities. The Fund’s holdings of futures, which were matched to the level of cash, were helpful in keeping the Fund fully invested, neither overexposed nor underexposed to equities, despite cash flows. Due to rising equity prices over the reporting period, these positions modestly benefited performance.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

Nuveen Small Cap Index Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2013. The Fund’s Class A Shares outperformed the Lipper Small-Cap Core Funds Classification Average, but underperformed the Russell 2000® Index.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund is invested to replicate the return of the Russell 2000® Index as closely as possible, with consideration given to turnover costs and fees. Russell Investments reconstitutes this index near the end of June each year, generally selecting the stocks that are numbered 1001 through 3000 of the largest eligible U.S. companies. (To reduce turnover expenses, companies near the 1000 breakpoint remain in their prior category.) Throughout the remainder of the year, the number of stocks in the index will vary as appropriate IPOs are added quarterly and stocks are removed because of M&A activity or delisting. Share changes due to issuance and repurchasing are adjusted monthly. During the reporting period, these changes resulted in an approximately 10% level of turnover. The majority of changes are from successful firms that move up to the Russell 1000® Index. We believe the Fund’s objective can best be achieved by investing in approximately 90% to 100% of the issues included in the Russell 2000® Index, depending on the size of the Fund. During the reporting period, we held essentially all of the issues found in the index. In addition, we aggressively tracked and implemented the occasional changes to index member names, as well as changes to the relative weights in the index.

The Fund performed very similarly to the index during the reporting period. The top performing sectors in the index were information technology, industrials and consumer staples, which all advanced significantly. The three lowest performing sectors were utilities, materials and telecommunications services. Also during the period, we continued to invest in Russell 2000® E-Mini Index futures to convert cash into the equivalent of a Russell 2000® Index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index. These contracts are used as a means to efficiently gain exposure to a broad base of equity securities. The Fund’s holdings of futures, which were matched to the level of cash, were helpful in keeping the Fund fully invested, neither overexposed nor underexposed to equities, despite cash flows. Due to rising equity prices over the reporting period, these positions modestly benefited performance.

8	Nuveen Investments

Risk Considerations

Nuveen Equity Index Fund

Nuveen Mid Cap Index Fund

Nuveen Small Cap Index Fund

Mutual fund investing involves risk; principal loss is possible. The Funds’ investments in common stocks involve the risk of decline due to adverse company or industry news or a general economic decline. The use of derivatives involves substantial financial risk and transaction costs. In addition, each Fund may fail to match index performance. Small- and mid-cap stocks are subject to greater price volatility and liquidity risks.

Nuveen Investments	9

THIS PAGE INTENTIONALLY LEFT BLANK

10	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following six pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Nuveen Equity Index Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2013

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares	26.32%	14.55%	6.90%
S&P 500® Index*	27.18%	15.17%	7.46%
Lipper S&P 500® Index Objective Funds Classification Average*	26.46%	14.54%	6.94%

Class B Shares w/o CDSC	25.35%	13.70%	6.10%
Class B Shares w/CDSC	20.35%	13.58%	6.10%
Class C Shares	25.35%	13.70%	6.10%
Class R3 Shares	25.96%	14.27%	6.64%
Class I Shares	26.59%	14.83%	7.16%

Average Annual Total Returns as of September 30, 2013 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares	18.58%	9.42%	7.00%
Class B Shares w/o CDSC	17.68%	8.60%	6.20%
Class B Shares w/CDSC	12.68%	8.45%	6.20%
Class C Shares	17.68%	8.61%	6.21%
Class R3 Shares	18.28%	9.15%	6.75%
Class I Shares	18.89%	9.70%	7.27%

Class A Shares have no sales charge and are available only through fee-based programs and certain retirement plans. Class B Shares have a contingent deferred sales charge (CDSC) that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	0.69%	0.62%
Class B Shares	1.44%	1.37%
Class C Shares	1.44%	1.37%
Class R3 Shares	0.94%	0.87%
Class I Shares	0.44%	0.37%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2014, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 0.62%, 1.37%, 1.37%, 0.87% and 0.37% for Class A, Class B, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

12	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen Mid Cap Index Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2013

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares	32.46%	18.92%	9.84%
S&P MidCap 400® Index*	33.48%	19.63%	10.44%
Lipper Mid-Cap Core Funds Classification Average*	33.03%	17.56%	8.90%

Class C Shares	31.51%	18.02%	9.02%
Class R3 Shares	32.16%	18.63%	9.58%
Class I Shares	32.82%	19.23%	10.11%

Average Annual Total Returns as of September 30, 2013 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares	26.74%	12.45%	10.25%
Class C Shares	25.76%	11.61%	9.42%
Class R3 Shares	26.46%	12.17%	9.98%
Class I Shares	27.12%	12.72%	10.52%

Class A Shares have no sales charge and are available only through fee-based programs and certain retirement plans. Class C Shares have a 1% contingent deferred sales charge (CDSC) for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	0.82%	0.76%
Class C Shares	1.57%	1.51%
Class R3 Shares	1.07%	1.01%
Class I Shares	0.57%	0.51%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2014, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 0.75%, 1.50%, 1.00% and 0.50% for Class A, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Small Cap Index Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2013

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares	35.52%	16.48%	8.43%
Russell 2000® Index*	36.28%	17.04%	9.03%
Lipper Small-Cap Core Funds Classification Average*	34.76%	17.45%	9.16%

Class C Shares	34.57%	15.62%	7.60%
Class R3 Shares	35.24%	16.19%	8.15%
Class I Shares	35.82%	16.76%	8.67%

Average Annual Total Returns as of September 30, 2013 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares	29.34%	10.75%	9.06%
Class C Shares	28.36%	9.91%	8.19%
Class R3 Shares	29.04%	10.46%	8.76%
Class I Shares	29.67%	11.01%	9.28%

Class A Shares have no sales charge and are available only through fee-based programs and certain retirement plans. Class C Shares have a 1% contingent deferred sales charge (CDSC) for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.32%	0.89%
Class C Shares	2.05%	1.64%
Class R3 Shares	1.57%	1.14%
Class I Shares	1.05%	0.64%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2014, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 0.83%, 1.58%, 1.08% and 0.58% for Class A, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	17

Holding Summaries as of October 31, 2013

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Equity Index Fund

Fund Allocation1

Common Stocks	98.5%
Short-Term Investments	1.5%
Other[2,3]	0.0%

Portfolio Composition1

Oil, Gas & Consumable Fuels	8.4%
Pharmaceuticals	5.9%
Diversified Financial Services	5.0%
Computers & Peripherals	4.0%
Media	3.8%
IT Services	3.4%
Software	3.3%
Insurance	3.0%
Commercial Banks	2.7%
Aerospace & Defense	2.7%
Industrial Conglomerates	2.5%
Chemicals	2.5%
Internet Software & Services	2.4%
Food & Staples Retailing	2.4%
Biotechnology	2.4%
Diversified Telecommunication Services	2.4%
Specialty Retail	2.3%
Beverages	2.2%
Capital Markets	2.1%
Household Products	2.1%
Health Care Equipment & Supplies	2.1%
Semiconductors & Equipment	2.0%
Health Care Providers & Services	2.0%
Energy Equipment & Services	1.9%
Real Estate Investment Trust	1.9%
Communications Equipment	1.8%
Hotels, Restaurants & Leisure	1.8%
Short-Term Investments	1.5%
Other[4]	19.5%

Top Five Common Stock
Holdings1

Apple, Inc.	3.0%
Exxon Mobil Corporation	2.5%
Google Inc.,	1.7%
General Electric Company	1.7%
Microsoft Corporation	1.7%

1	As a percentage of net assets. Holdings are subject to change.

2	Rounds to less than 0.1%.

3	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments.

4	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments and all industries less than 1.8% of net assets.

18	Nuveen Investments

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Mid Cap Index Fund

Fund Allocation1

Common Stocks	93.7%
Short-Term Investments	6.2%
Other[2]	0.1%

Portfolio Composition1

Real Estate Investment Trust	8.5%
Machinery	5.1%
Insurance	4.7%
Commercial Banks	4.2%
Software	4.0%
Specialty Retail	4.0%
IT Services	3.7%
Health Care Providers & Services	3.1%
Energy Equipment & Services	2.9%
Oil, Gas & Consumable Fuels	2.8%
Chemicals	2.6%
Health Care Equipment & Supplies	2.4%
Capital Markets	2.4%
Semiconductors & Equipment	2.1%
Household Durables	2.1%
Food Products	1.9%
Electric Utilities	1.9%
Electronic Equipment & Instruments	1.9%
Commercial Services & Supplies	1.7%
Containers & Packaging	1.7%
Aerospace & Defense	1.6%
Hotels, Restaurants & Leisure	1.5%
Metals & Mining	1.4%
Gas Utilities	1.4%
Life Sciences Tools & Services	1.3%
Media	1.3%
Textiles, Apparel & Luxury Goods	1.2%
Internet Software & Services	1.1%
Short-Term Investments	6.2%
Other[3]	19.3%

Top Five Common Stock
Holdings1

Alliance Data Systems Corporation	0.7%
Affiliated Managers Group Inc.	0.7%
Tractor Supply Company	0.6%
LKQ Corporation	0.6%
Henry Schein Inc.	0.6%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments.

3	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments and all industries less than 1.1% of net assets.

Nuveen Investments	19

Holding Summaries as of October 31, 2013 (continued)

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Small Cap Index Fund

Fund Allocation1

Common Stocks	90.7%
Exchange-Traded Funds[2]	0.0%
Common Stock Rights[2]	0.0%
Warrants[2]	0.0%
Short-Term Investments	8.4%
Other[3]	0.9%

Portfolio Composition1

Real Estate Investment Trust	6.7%
Commercial Banks	6.4%
Software	3.8%
Oil, Gas & Consumable Fuels	3.7%
Biotechnology	3.4%
Health Care Equipment & Supplies	3.2%
Semiconductors & Equipment	3.1%
Specialty Retail	3.0%
Machinery	3.0%
Internet Software & Services	2.7%
Hotels, Restaurants & Leisure	2.6%
Electronic Equipment & Instruments	2.4%
Capital Markets	2.4%
Health Care Providers & Services	2.3%
Insurance	2.1%
Chemicals	2.1%
IT Services	2.0%
Commercial Services & Supplies	1.9%
Energy Equipment & Services	1.8%
Communications Equipment	1.7%
Aerospace & Defense	1.5%
Food Products	1.5%
Thrifts & Mortgage Finance	1.5%
Electrical Equipment	1.4%
Professional Services	1.3%
Food & Staples Retailing	1.3%
Media	1.3%
Pharmaceuticals	1.3%
Metals & Mining	1.3%
Short-Term Investments	8.4%
Other[4]	18.9%

Top Five Common Stock
Holdings1

Costar Group, Inc.	0.3%
AthenaHealth Inc.	0.3%
Acuity Brands Inc.	0.2%
Middleby Corporation	0.2%
Ultimate Software Group, Inc.	0.2%

1	As a percentage of net assets. Holdings are subject to change.

2	Rounds to less than 0.1%.

3	Other assets less liabilities, which includes investments purchased with collateral from securities lending and investments in derivatives as presented in the Fund’s Portfolio of Investments.

4	Other assets less liabilities, which includes exchange-traded funds, common stock rights, warrants, investments purchased with collateral from securities lending and investments in derivatives as presented in the Fund’s Portfolio of Investments and all industries less than 1.3% of net assets.

20	Nuveen Investments

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Equity Index Fund

	Actual Performance					Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (5/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/13)	$1,107.70	$1,103.20	$1,103.30	$1,106.10	$1,108.60	$1,022.08	$1,018.25	$1,018.25	$1,020.77	$1,023.34
Expenses Incurred During Period	$3.29	$7.32	$7.32	$4.67	$1.97	$3.16	$7.02	$7.02	$4.48	$1.89

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .62%, 1.38%, 1.38%, .88% and ..37% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	21

Expense Examples (continued)

Nuveen Mid Cap Index Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (5/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/13)	$1,115.40	$1,111.30	$1,114.10	$1,117.70	$1,021.48	$1,017.69	$1,020.21	$1,022.74
Expenses Incurred During Period	$3.95	$7.93	$5.28	$2.62	$3.77	$7.58	$5.04	$2.50

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .74%, 1.49%, .99% and .49% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Small Cap Index Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (5/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/13)	$1,164.70	$1,161.50	$1,164.00	$1,166.80	$1,021.07	$1,017.24	$1,019.81	$1,022.33
Expenses Incurred During Period	$4.47	$8.61	$5.84	$3.11	$4.18	$8.03	$5.45	$2.91

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .82%, 1.58%, 1.07% and .57% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

22	Nuveen Investments

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen Equity Index Fund, Nuveen Mid Cap Index Fund, and Nuveen Small Cap Index Fund (each a series of the Nuveen Investment Funds, Inc., hereinafter referred to as the “Funds”) at October 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the Funds for the years ended October 31, 2011 and prior were audited by other independent auditors whose report dated December 28, 2011 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

December 27, 2013

Nuveen Investments	23

Portfolio of Investments October 31, 2013

Nuveen Equity Index Fund

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 108.2%

	COMMON STOCKS – 98.5%

	Aerospace & Defense – 2.7%

33,778	Boeing Company	$4,408,029

16,490	General Dynamics Corporation	1,428,529

38,902	Honeywell International Inc.	3,373,970

4,462	L-3 Communications Holdings, Inc., (2)	448,208

13,289	Lockheed Martin Corporation	1,771,955

11,769	Northrop Grumman Corporation	1,265,285

7,268	Precision Castparts Corporation	1,842,075

16,148	Raytheon Company, (2)	1,330,111

6,779	Rockwell Collins, Inc.	473,378

13,477	Textron Inc.	388,003

41,855	United Technologies Corporation	4,447,094
	Total Aerospace & Defense	21,176,637

	Air Freight & Logistics – 0.8%

7,993	C.H. Robinson Worldwide, Inc., (2)	477,502

10,249	Expeditors International of Washington, Inc.	464,177

14,515	FedEx Corporation, (2)	1,901,465

35,492	United Parcel Service, Inc., Class B, (2)	3,486,734
	Total Air Freight & Logistics	6,329,878

	Airlines – 0.2%

40,869	Delta Air Lines, Inc.	1,078,124

36,138	Southwest Airlines Co.	622,296
	Total Airlines	1,700,420

	Auto Components – 0.4%

5,739	BorgWarner Inc.	591,863

14,554	Delphi Automotive PLC	832,489

12,487	Goodyear Tire & Rubber Company	261,977

33,964	Johnson Controls, Inc.	1,567,439
	Total Auto Components	3,253,768

	Automobiles – 0.7%

194,670	Ford Motor Company	3,330,804

37,898	General Motors Company, (2), (3)	1,400,331

11,221	Harley-Davidson, Inc.	718,593
	Total Automobiles	5,449,728

24	Nuveen Investments

Shares	Description (1)	Value

	Beverages – 2.2%

7,958	Beam Inc.	$535,573

7,523	Brown-Forman Corporation	549,029

13,025	Coca Cola Enterprises Inc.	543,533

190,230	Coca-Cola Company	7,527,401

7,566	Constellation Brands, Inc., Class A, (3)	494,060

10,107	Dr. Pepper Snapple Group	478,566

7,746	Molson Coors Brewing Company, Class B (2)	418,284

7,149	Monster Beverage Corporation, (3)	409,137

76,571	PepsiCo, Inc.	6,438,855
	Total Beverages	17,394,438

	Biotechnology – 2.4%

9,688	Alexion Pharmaceuticals Inc., (3)	1,191,140

37,147	Amgen Inc.	4,309,052

11,728	Biogen Idec Inc., (3)	2,863,860

20,784	Celgene Corporation, (3)	3,086,216

75,559	Gilead Sciences, Inc., (2), (3)	5,363,933

3,888	Regeneron Pharmaceuticals, Inc., (2), (3)	1,118,189

11,604	Vertex Pharmaceuticals Inc., (3)	827,829
	Total Biotechnology	18,760,219

	Building Products – 0.0%

17,697	Masco Corporation	373,938

	Capital Markets – 2.1%

10,099	Ameriprise Financial, Inc.	1,015,353

57,747	Bank of New York Company, Inc.	1,836,355

6,243	BlackRock Inc.	1,877,957

54,549	Charles Schwab Corporation	1,235,535

14,163	E*Trade Group Inc., (3)	239,496

20,571	Franklin Resources, Inc.	1,107,954

21,718	Goldman Sachs Group, Inc.	3,493,557

22,819	Invesco LTD	770,141

5,939	Legg Mason, Inc., (2)	228,473

68,139	Morgan Stanley	1,957,633

10,801	Northern Trust Corporation	609,392

22,676	State Street Corporation	1,588,907

12,855	T. Rowe Price Group Inc.	995,106
	Total Capital Markets	16,955,859

	Chemicals – 2.5%

10,305	Air Products & Chemicals Inc.	1,123,348

3,537	Airgas, Inc.	385,781

Nuveen Investments	25

Portfolio of Investments October 31, 2013

Nuveen Equity Index Fund (continued)

Shares	Description (1)	Value

	Chemicals (continued)

2,943	CF Industries Holdings, Inc.	$634,511

59,776	Dow Chemical Company	2,359,359

46,371	E.I. Du Pont de Nemours and Company	2,837,905

7,641	Eastman Chemical Company	602,034

13,176	Ecolab Inc.	1,396,656

6,833	FMC Corporation	497,169

4,221	International Flavors & Fragrances Inc.	348,866

18,845	LyondellBasell Industries NV	1,405,837

26,594	Monsanto Company	2,789,179

13,733	Mosaic Company	629,658

7,089	PPG Industries, Inc.	1,294,310

14,700	Praxair, Inc., (2)	1,833,237

4,259	Sherwin-Williams Company	800,692

5,977	Sigma-Aldrich Corporation, (2)	516,592
	Total Chemicals	19,455,134

	Commercial Banks – 2.7%

34,733	BB&T Corporation	1,179,880

9,315	Comerica Incorporated	403,340

43,443	Fifth Third Bancorp.	826,720

41,790	Huntington BancShares Inc.	367,752

45,853	KeyCorp.	574,538

6,070	M&T Bank Corporation, (2)	683,057

26,227	PNC Financial Services Group, Inc.	1,928,471

70,150	Regions Financial Corporation	675,545

26,748	SunTrust Banks, Inc.	899,803

92,484	U.S. Bancorp	3,455,202

243,293	Wells Fargo & Company	10,386,178

9,141	Zions Bancorporation, (2)	259,330
	Total Commercial Banks	21,639,816

	Commercial Services & Supplies – 0.5%

10,944	ADT Corporation	474,641

5,202	Cintas Corporation	279,712

8,304	Iron Mountain Inc.	220,388

10,152	Pitney Bowes Inc., (2)	216,644

14,758	Republic Services, Inc.	493,950

4,272	Stericycle Inc., (3)	496,406

23,130	Tyco International Ltd.	845,402

21,703	Waste Management, Inc., (2)	944,949
	Total Commercial Services & Supplies	3,972,092

26	Nuveen Investments

Shares	Description (1)	Value

	Communications Equipment – 1.8%

264,638	Cisco Systems, Inc.	$5,954,355

3,901	F5 Networks, Inc., (3)	317,971

5,600	Harris Corporation	346,976

11,670	JDS Uniphase Corporation, (2), (3)	152,760

25,590	Juniper Networks Inc., (3)	476,998

13,697	Motorola Solutions Inc.	856,336

85,274	QUALCOMM, Inc.	5,923,985
	Total Communications Equipment	14,029,381

	Computers & Peripherals – 4.0%

45,894	Apple, Inc.	23,972,731

104,448	EMC Corporation	2,514,063

96,917	Hewlett-Packard Company	2,361,867

17,887	NetApp, Inc.	694,194

12,003	SanDisk Corporation	834,209

15,852	Seagate Technology	771,675

10,750	Western Digital Corporation	748,523
	Total Computers & Peripherals	31,897,262

	Construction & Engineering – 0.2%

8,066	Fluor Corporation, (2)	598,659

6,469	Jacobs Engineering Group, Inc., (3)	393,445

10,584	Quanta Services Incorporated, (3)	319,743
	Total Construction & Engineering	1,311,847

	Construction Materials – 0.0%

6,445	Vulcan Materials Company	345,130

	Consumer Finance – 1.0%

47,699	American Express Company	3,901,778

28,898	Capital One Financial Corporation	1,984,426

24,588	Discover Financial Services	1,275,625

22,500	SLM Corporation	570,825
	Total Consumer Finance	7,732,654

	Containers & Packaging – 0.2%

5,181	Avery Dennison Corporation	244,129

7,417	Ball Corporation	362,617

3,602	Bemis Company, Inc., (2)	143,720

9,091	MeadWestvaco Corporation, (2)	316,821

8,143	Owens-Illinois, Inc., (3)	258,866

9,788	Sealed Air Corporation	295,402
	Total Containers & Packaging	1,621,555

Nuveen Investments	27

Portfolio of Investments October 31, 2013

Nuveen Equity Index Fund (continued)

Shares	Description (1)	Value

	Distributors – 0.1%

7,686	Genuine Parts Company, (2)	$605,887

	Diversified Consumer Services – 0.0%

13,465	H & R Block Inc.	382,945

	Diversified Financial Services – 5.0%

537,034	Bank of America Corporation	7,496,995

90,526	Berkshire Hathaway Inc., Class B, (3)	10,417,732

150,820	Citigroup Inc.	7,357,000

15,232	CME Group, Inc.	1,130,367

3,606	Intercontinental Exchange, Inc., (2), (3)	694,984

189,966	JP Morgan Chase & Co.	9,790,848

14,558	Leucadia National Corporation	412,574

13,936	McGraw-Hill Companies, Inc.	971,060

9,618	Moody’s Corporation	679,608

5,839	NASDAQ Stock Market, Inc.	206,876

12,061	New York Stock Exchange Euronext	530,925
	Total Diversified Financial Services	39,688,969

	Diversified Telecommunication Services – 2.4%

272,560	AT&T Inc., (2)	9,866,672

31,079	CenturyLink Inc., (2)	1,052,335

49,547	Frontier Communications Corporation, (2)	218,502

141,863	Verizon Communications Inc.	7,165,500

30,961	Windstream Holdings Inc., (2)	264,717
	Total Diversified Telecommunication Services	18,567,726

	Electric Utilities – 1.7%

24,105	American Electric Power Company, Inc.	1,129,078

34,974	Duke Energy Corporation	2,508,685

16,170	Edison International	792,815

8,840	Entergy Corporation	572,125

42,436	Exelon Corporation, (2)	1,211,123

20,756	FirstEnergy Corp.	786,030

21,038	NextEra Energy Inc.	1,782,971

14,739	Northeast Utilities	632,156

12,806	Pepco Holdings, Inc., (2)	246,900

5,894	Pinnacle West Capital Corporation	330,241

30,164	PPL Corporation	923,923

43,128	Southern Company	1,764,366

25,270	Xcel Energy, Inc.	729,292
	Total Electric Utilities	13,409,705

28	Nuveen Investments

Shares	Description (1)	Value

	Electrical Equipment – 0.7%

23,205	Eaton PLC	$1,637,345

35,839	Emerson Electric Company	2,400,138

6,938	Rockwell Automation, Inc., (2)	766,025

4,908	Roper Industries Inc. , (2)	622,383
	Total Electrical Equipment	5,425,891

	Electronic Equipment & Instruments – 0.5%

7,927	Amphenol Corporation, Class A	636,459

73,079	Corning Incorporated, (2)	1,248,920

7,195	FLIR Systems Inc.	204,914

9,129	Jabil Circuit Inc.	190,431

7,424	Molex Inc.	286,566

20,585	TE Connectivity Limited	1,059,922
	Total Electronic Equipment & Instruments	3,627,212

	Energy Equipment & Services – 1.9%

21,928	Baker Hughes Incorporated	1,273,797

12,301	Cooper Cameron Corporation, (3)	674,833

3,450	Diamond Offshore Drilling, Inc.	213,659

11,538	Ensco PLC	665,166

11,800	FMC Technologies Inc., (3)	596,490

42,871	Halliburton Company	2,273,449

5,274	Helmerich & Payne Inc.	408,999

15,063	Nabors Industries Inc.	263,301

21,175	National-Oilwell Varco Inc.	1,718,987

12,543	Noble Corporation	472,871

6,166	Rowan Companies Inc., (2), (3)	222,469

65,924	Schlumberger Limited	6,178,397

7,693	Transocean Inc., (2)	362,110
	Total Energy Equipment & Services	15,324,528

	Food & Staples Retailing – 2.4%

21,621	Costco Wholesale Corporation	2,551,278

61,106	CVS Caremark Corporation	3,804,460

25,731	Kroger Co., (2)	1,102,316

11,891	Safeway Inc.	414,996

29,084	Sysco Corporation	940,577

42,685	Walgreen Co.	2,528,659

83,015	Wal-Mart Stores, Inc.	6,371,401

17,109	Whole Foods Market, Inc.	1,080,091
	Total Food & Staples Retailing	18,793,778

Nuveen Investments	29

Portfolio of Investments October 31, 2013

Nuveen Equity Index Fund (continued)

Shares	Description (1)	Value

	Food Products – 1.6%

32,688	Archer-Daniels-Midland Company	$1,336,939

8,895	Campbell Soup Company	378,660

20,541	ConAgra Foods, Inc.	653,409

32,092	General Mills, Inc.	1,618,079

7,451	Hershey Foods Corporation	739,437

6,672	Hormel Foods Corporation	289,965

5,323	JM Smucker Company	591,971

12,393	Kellogg Company, (2)	783,857

29,409	Kraft Foods Inc.	1,599,261

6,585	McCormick & Company, Inc., (2)	455,353

10,052	Mead Johnson Nutrition Company, Class A Shares	820,846

88,260	Mondelez International Inc.	2,969,066

14,077	Tyson Foods, Inc., Class A	389,511
	Total Food Products	12,626,354

	Gas Utilities – 0.1%

5,075	AGL Resources Inc.	242,890

7,868	ONEOK, Inc.	444,542
	Total Gas Utilities	687,432

	Health Care Equipment & Supplies – 2.1%

77,957	Abbott Laboratories	2,849,328

27,096	Baxter International, Inc.	1,784,814

9,627	Becton, Dickinson and Company	1,012,087

67,372	Boston Scientific Corporation, (3)	787,579

3,776	C. R. Bard, Inc., (2)	514,367

11,048	CareFusion Corporation, (3)	428,331

23,429	Covidien PLC	1,502,033

7,090	DENTSPLY International Inc., (2)	333,939

5,664	Edwards Lifesciences Corporation, (2), (3)	369,236

1,992	Intuitive Surgical, Inc., (3)	740,028

50,195	Medtronic, Inc.	2,881,193

14,039	Saint Jude Medical Inc.	805,698

14,353	Stryker Corporation	1,060,113

5,415	Varian Medical Systems, Inc., (3)	393,021

8,406	Zimmer Holdings, Inc.	735,273
	Total Health Care Equipment & Supplies	16,197,040

	Health Care Providers & Services – 2.0%

18,875	Aetna Inc.	1,183,463

11,423	AmerisourceBergen Corporation	746,265

16,918	Cardinal Health, Inc.	992,410

30	Nuveen Investments

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

14,193	CIGNA Corporation	$1,092,577

8,376	Davita Inc., (3)	470,815

40,623	Express Scripts, Holding Company, (3)	2,539,750

7,859	Humana Inc.	724,207

4,620	Laboratory Corporation of America Holdings, (2), (3)	466,158

11,558	McKesson HBOC Inc.	1,806,978

4,151	Patterson Companies, Inc.	176,459

7,852	Quest Diagnostics Incorporated	470,413

5,175	Tenet Healthcare Corporation, (3)	244,208

50,869	UnitedHealth Group Incorporated	3,472,318

15,090	Wellpoint Inc.	1,279,632
	Total Health Care Providers & Services	15,665,653

	Health Care Technology – 0.1%

14,532	Cerner Corporation, (2), (3)	814,228

	Hotels, Restaurants & Leisure – 1.8%

22,049	Carnival Corporation, ADR, (2)	763,998

1,541	Chipotle Mexican Grill, (2), (3)	812,061

6,694	Darden Restaurants, Inc.	344,942

13,683	International Game Technology	257,240

12,091	Marriott International, Inc., Class A	545,062

49,770	McDonald’s Corporation	4,803,800

37,189	Starbucks Corporation	3,014,168

9,614	Starwood Hotels & Resorts Worldwide, Inc.	707,783

7,072	Wyndham Worldwide Corporation	469,581

3,960	Wynn Resorts Ltd	658,350

22,370	YUM! Brands, Inc.	1,512,659
	Total Hotels, Restaurants & Leisure	13,889,644

	Household Durables – 0.3%

13,899	D.R. Horton, Inc., (2)	263,386

5,867	Garmin Limited, (2)	274,282

3,371	Harman International Industries Inc.	273,118

7,591	Leggett and Platt Inc., (2)	225,756

8,820	Lennar Corporation, Class A	313,551

14,214	Newell Rubbermaid Inc.	421,161

18,268	Pulte Corporation	322,430

3,898	Whirlpool Corporation	569,147
	Total Household Durables	2,662,831

	Household Products – 2.1%

6,778	Clorox Company, (2)	611,308

Nuveen Investments	31

Portfolio of Investments October 31, 2013

Nuveen Equity Index Fund (continued)

Shares	Description (1)	Value

	Household Products (continued)

43,641	Colgate-Palmolive Company	$2,824,882

19,238	Kimberly-Clark Corporation	2,077,704

135,577	Procter & Gamble Company	10,947,843
	Total Household Products	16,461,737

	Independent Power Producers & Energy Traders – 0.1%

31,216	AES Corporation	439,833

16,047	NRG Energy Inc.	457,821
	Total Independent Power Producers & Energy Traders	897,654

	Industrial Conglomerates – 2.5%

31,506	3M Co.	3,965,030

28,778	Danaher Corporation	2,074,606

516,090	General Electric Company	13,490,593
	Total Industrial Conglomerates	19,530,229

	Insurance – 3.0%

16,841	Ace Limited	1,607,305

23,215	AFLAC Incorporated	1,508,511

23,696	Allstate Corporation	1,257,310

73,274	American International Group	3,784,602

15,465	AON PLC	1,223,127

3,912	Assurant Inc.	228,774

12,953	Chubb Corporation	1,192,712

7,292	Cincinnati Financial Corporation	364,600

24,455	Genworth Financial Inc., Class A, (3)	355,331

21,669	Hartford Financial Services Group, Inc., (2)	730,245

13,473	Lincoln National Corporation	611,809

15,365	Loews Corporation	742,283

27,216	Marsh & McLennan Companies, Inc.	1,246,493

54,278	MetLife, Inc.	2,567,892

13,689	Principal Financial Group, Inc., (2)	649,680

27,575	Progressive Corporation, (2)	716,123

23,079	Prudential Financial, Inc.	1,878,400

4,648	Torchmark Corporation, (2)	338,653

18,758	Travelers Companies, Inc.	1,618,815

13,390	Unum Group	424,999

14,640	XL Capital Ltd, Class A	447,545
	Total Insurance	23,495,209

	Internet & Catalog Retail – 1.4%

18,048	Amazon.com, Inc., (3)	6,570,013

4,637	Expedia, Inc.	273,027

32	Nuveen Investments

Shares	Description (1)	Value

	Internet & Catalog Retail (continued)

2,936	NetFlix.com Inc., (3)	$946,801

2,581	priceline.com Incorporated, (3)	2,719,935

5,461	TripAdvisor Inc., (2), (3)	451,679
	Total Internet & Catalog Retail	10,961,455

	Internet Software & Services – 2.4%

8,829	Akamai Technologies, Inc., (2), (3)	395,009

57,914	eBay Inc., (3)	3,052,647

13,253	Google Inc., Class A, (3)	13,658,277

7,571	VeriSign, Inc., (2), (3)	410,954

48,100	Yahoo! Inc., (3)	1,583,933
	Total Internet Software & Services	19,100,820

	IT Services – 3.4%

31,980	Accenture Limited	2,350,530

24,073	Automatic Data Processing, Inc.	1,804,753

14,979	Cognizant Technology Solutions Corporation, Class A, (3)	1,302,124

7,618	Computer Sciences Corporation	375,263

12,678	Fidelity National Information Services	618,053

6,627	Fiserv, Inc., (3)	694,046

51,996	International Business Machines Corporation (IBM)	9,318,203

5,241	MasterCard, Inc.	3,758,321

16,066	Paychex, Inc.	678,949

8,230	Teradata Corporation, (3)	362,696

7,974	Total System Services Inc.	237,864

25,596	Visa Inc., (2)	5,033,965

28,352	Western Union Company	482,551
	Total IT Services	27,017,318

	Leisure Equipment & Products – 0.1%

5,929	Hasbro, Inc.	306,233

17,098	Mattel, Inc., (2)	758,638
	Total Leisure Equipment & Products	1,064,871

	Life Sciences Tools & Services – 0.5%

17,221	Agilent Technologies, Inc.	874,138

8,540	Life Technologies Corporation, (3)	643,147

5,645	Perkinelmer Inc.	214,736

17,749	Thermo Fisher Scientific, Inc., (2)	1,735,497

4,262	Waters Corporation, (2), (3)	430,121
	Total Life Sciences Tools & Services	3,897,639

	Machinery – 1.7%

32,512	Caterpillar Inc.	2,710,200

Nuveen Investments	33

Portfolio of Investments October 31, 2013

Nuveen Equity Index Fund (continued)

Shares	Description (1)	Value

	Machinery (continued)

8,763	Cummins Inc.	$1,113,076

19,335	Deere & Company	1,582,376

8,670	Dover Corporation, (2)	795,819

7,473	Flowserve Corporation, (2)	519,149

20,613	Illinois Tool Works, Inc.	1,624,098

13,678	Ingersoll Rand Company Limited, Class A	923,675

5,271	Joy Global Inc., (2)	299,129

17,543	PACCAR Inc.	975,391

5,513	Pall Corporation	443,907

7,403	Parker Hannifin Corporation	864,078

10,231	Pentair Limited	686,398

2,892	Snap-on Incorporated	300,970

7,953	Stanley Black & Decker Inc.	629,003

9,240	Xylem Inc., (2)	318,780
	Total Machinery	13,786,049

	Media – 3.8%

10,913	Cablevision Systems Corporation	169,697

29,040	CBS Corporation, Class B	1,717,426

131,004	Comcast Corporation, Class A	6,233,170

28,446	DirecTV, (3)	1,777,591

12,173	Discovery Communications inc., Class A Shares, (2), (3)	1,082,423

11,893	Gannett Company Inc., (2)	329,079

21,422	Interpublic Group Companies, Inc.	359,890

24,812	News Corporation, Class A Shares, (3)	436,691

12,974	Omnicom Group, Inc.	883,659

4,272	Scripps Networks Interactive, Class A Shares, (2)	343,896

14,668	Time Warner Cable, Class A	1,762,360

46,395	Time Warner Inc.	3,189,174

99,250	Twenty First Century Fox Inc., Class A Shares, (2)	3,382,440

22,602	Viacom Inc., Class B	1,882,521

89,608	Walt Disney Company, (2)	6,146,213

110	Washington Post Company	70,765
	Total Media	29,766,995

	Metals & Mining – 0.6%

53,074	Alcoa Inc.	491,996

5,563	Allegheny Technologies, Inc., (2)	184,135

7,841	Cliffs Natural Resources Inc., (2)	201,357

49,142	Freeport-McMoRan Copper & Gold, Inc.	1,806,460

24,654	Newmont Mining Corporation	672,068

34	Nuveen Investments

Shares	Description (1)	Value

	Metals & Mining (continued)

15,767	Nucor Corporation	$816,258

7,752	United States Steel Corporation	192,947
	Total Metals & Mining	4,365,221

	Multiline Retail – 0.7%

14,111	Dollar General Corporation, (3)	815,334

11,276	Dollar Tree Stores Inc., (2), (3)	658,518

4,771	Family Dollar Stores, Inc.	328,626

8,053	J.C. Penney Company, Inc., (2), (3)	60,398

10,502	Kohl’s Corporation, (2)	596,514

19,618	Macy’s, Inc.	904,586

7,430	Nordstrom, Inc., (2)	449,292

32,301	Target Corporation, (2)	2,092,782
	Total Multiline Retail	5,906,050

	Multi-Utilities – 1.2%

12,557	Ameren Corporation	454,312

22,133	CenterPoint Energy, Inc.	544,472

13,707	CMS Energy Corporation	376,394

14,537	Consolidated Edison, Inc.	846,344

28,604	Dominion Resources, Inc.	1,823,505

8,564	DTE Energy Company	592,115

4,057	Integrys Energy Group, Inc., (2)	238,065

16,104	NiSource Inc.	507,598

21,770	PG&E Corporation	911,075

25,111	Public Service Enterprise Group Incorporated	841,219

6,971	Scana Corporation	325,058

11,230	Sempra Energy	1,023,502

10,569	TECO Energy, Inc., (2)	181,470

11,366	Wisconsin Energy Corporation	478,622
	Total Multi-Utilities	9,143,751

	Office Electronics – 0.1%

60,741	Xerox Corporation	603,766

	Oil, Gas & Consumable Fuels – 8.4%

24,845	Anadarko Petroleum Corporation	2,367,480

19,444	Apache Corporation	1,726,627

20,890	Cabot Oil & Gas Corporation	737,835

25,843	Chesapeake Energy Corporation	722,570

96,421	Chevron Corporation	11,566,663

60,600	ConocoPhillips	4,441,980

11,323	CONSOL Energy Inc., (2)	413,290

Nuveen Investments	35

Portfolio of Investments October 31, 2013

Nuveen Equity Index Fund (continued)

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

19,327	Denbury Resources Inc., (3)	$367,020

18,741	Devon Energy Corporation	1,184,806

13,488	EOG Resources, Inc.	2,406,259

7,473	EQT Corporation	639,764

222,375	Exxon Mobil Corporation	19,929,248

14,748	Hess Corporation	1,197,538

31,356	Kinder Morgan, Inc.	1,107,180

35,125	Marathon Oil Corporation	1,238,508

16,449	Marathon Petroleum Corporation	1,178,735

8,990	Murphy Oil Corporation, (2)	542,277

6,711	Newfield Exploration Company, (3)	204,350

17,825	Noble Energy, Inc.	1,335,627

39,979	Occidental Petroleum Corporation	3,841,182

13,383	Peabody Energy Corporation	260,701

30,846	Phillips 66	1,987,408

6,621	Pioneer Natural Resources Company	1,355,848

8,862	QEP Resources Inc.	292,978

8,082	Range Resources Corporation, (2)	611,888

17,422	Southwestern Energy Company, (3)	648,447

33,161	Spectra Energy Corporation	1,179,537

6,820	Tesoro Corporation	333,430

27,443	Valero Energy Corporation	1,129,828

33,825	Williams Companies, Inc.	1,207,891

10,357	WPX Energy Inc., (3)	229,304
	Total Oil, Gas & Consumable Fuels	66,386,199

	Paper & Forest Products – 0.1%

21,898	International Paper Company	976,870

	Personal Products – 0.2%

21,456	Avon Products, Inc.	375,480

11,897	Estee Lauder Companies Inc., Class A	844,211
	Total Personal Products	1,219,691

	Pharmaceuticals – 5.8%

78,453	AbbVie Inc.	3,801,048

6,344	Actavis Inc., (3)	980,656

15,265	Allergan, Inc.	1,383,162

81,266	Bristol-Myers Squibb Company	4,268,090

49,546	Eli Lilly and Company	2,468,382

11,631	Forest Laboratories, Inc., (3)	547,006

8,210	Hospira Inc., (2), (3)	332,669

36	Nuveen Investments

Shares	Description (1)	Value

	Pharmaceuticals (continued)

138,737	Johnson & Johnson	$12,848,434

150,006	Merck & Company Inc.	6,763,771

19,632	Mylan Laboratories Inc., (2), (3)	743,464

4,384	Perrigo Company, (2)	604,510

350,777	Pfizer Inc.	10,761,838

21,570	Zoetis Incorporated	682,906
	Total Pharmaceuticals	46,185,936

	Professional Services – 0.1%

2,029	Dun and Bradstreet Inc.	220,735

5,979	Equifax Inc.	386,662

6,926	Robert Half International Inc.	266,859
	Total Professional Services	874,256

	Real Estate Investment Trust – 1.9%

19,609	American Tower REIT Inc.	1,555,974

7,519	Apartment Investment & Management Company, Class A, (2)	210,382

5,886	AvalonBay Communities, Inc., (2)	736,044

7,526	Boston Properties, Inc.	778,941

15,899	Equity Residential	832,472

22,502	Health Care Property Investors Inc.	933,833

13,499	Health Care REIT, Inc., (2)	875,410

36,067	Host Hotels & Resorts Inc., (2)	669,043

21,297	Kimco Realty Corporation, (2)	457,460

2,377	Macerich Company	140,742

8,400	Plum Creek Timber Company	381,360

24,508	Prologis Inc.	979,095

7,465	Public Storage, Inc.	1,246,431

15,568	Simon Property Group, Inc.	2,406,034

14,485	Ventas Inc., (2)	945,001

8,407	Vornado Realty Trust	748,727

27,064	Weyerhaeuser Company	822,746
	Total Real Estate Investment Trust	14,719,695

	Real Estate Management & Development – 0.0%

15,099	CBRE Group Inc., (3)	350,750

	Road & Rail – 0.9%

50,665	CSX Corporation	1,320,330

5,467	Kansas City Southern Industries	664,350

15,610	Norfolk Southern Corporation	1,342,772

2,554	Ryder System, Inc.	168,130

23,292	Union Pacific Corporation	3,526,409
	Total Road & Rail	7,021,991

Nuveen Investments	37

Portfolio of Investments October 31, 2013

Nuveen Equity Index Fund (continued)

Shares	Description (1)	Value

	Semiconductors & Equipment – 2.0%

15,870	Altera Corporation	$533,232

15,187	Analog Devices, Inc.	748,719

59,561	Applied Materials, Inc.	1,063,164

25,982	Broadcom Corporation, Class A	694,239

3,456	First Solar Inc., (3)	173,733

245,480	Intel Corporation	5,997,076

8,247	KLA-Tencor Corporation	541,003

8,059	Lam Research Corporation, (3)	437,040

12,035	Linear Technology Corporation, (2)	495,120

27,284	LSI Logic Corporation	231,368

10,110	Microchip Technology Incorporated, (2)	434,326

50,713	Micron Technology, Inc., (3)	896,606

28,684	NVIDIA Corporation, (2)	435,423

9,445	Teradyne Inc., (2), (3)	165,193

54,833	Texas Instruments Incorporated	2,307,373

12,981	Xilinx, Inc.	589,597
	Total Semiconductors & Equipment	15,743,212

	Software – 3.3%

24,757	Adobe Systems Incorporated, (3)	1,341,829

11,153	Autodesk, Inc., (3)	445,116

16,519	CA Inc.	524,643

9,251	Citrix Systems, (3)	525,272

14,894	Electronic Arts Inc., (3)	390,968

13,827	Intuit, Inc., (2)	987,386

374,158	Microsoft Corporation	13,226,485

183,279	Oracle Corporation	6,139,847

9,589	Red Hat, Inc., (3)	414,916

26,749	Salesforce.com, Inc., (2), (3)	1,427,327

34,205	Symantec Corporation	777,822
	Total Software	26,201,611

	Specialty Retail – 2.3%

3,638	Abercrombie & Fitch Co., Class A, (2)	136,352

1,921	AutoNation Inc., (3)	92,650

1,804	AutoZone, Inc., (2), (3)	784,181

11,223	Bed Bath and Beyond Inc., (2), (3)	867,762

13,201	Best Buy Co., Inc.	565,003

11,325	CarMax, Inc., (2), (3)	532,162

6,015	GameStop Corporation	329,742

14,753	Gap, Inc., (2)	545,713

38	Nuveen Investments

Shares	Description (1)	Value

	Specialty Retail (continued)

74,209	Home Depot, Inc.	$5,780,139

11,879	L Brands Inc., (2)	743,744

55,091	Lowe’s Companies, Inc.	2,742,430

5,524	O’Reilly Automotive Inc., (3)	683,926

5,334	PetSmart Inc.	388,102

11,037	Ross Stores, Inc.	853,712

33,446	Staples, Inc., (2)	539,150

5,914	Tiffany & Co.	468,211

36,194	TJX Companies, Inc.	2,200,233

5,431	Urban Outfitters, Inc., (3)	205,726
	Total Specialty Retail	18,458,938

	Textiles, Apparel & Luxury Goods – 0.8%

13,936	Coach, Inc.	706,276

2,605	Fossil Group Inc., (3)	330,679

8,897	Michael Kors Holdings Limited, (3)	684,624

36,009	Nike, Inc., Class B	2,728,042

3,109	PVH Corporation	387,288

3,016	Ralph Lauren Corporation	499,570

4,376	VF Corporation	940,840
	Total Textiles, Apparel & Luxury Goods	6,277,319

	Thrifts & Mortgage Finance – 0.1%

24,603	Hudson City Bancorp, Inc.	220,935

17,363	People’s United Financial, Inc.	250,548
	Total Thrifts & Mortgage Finance	471,483

	Tobacco – 1.6%

99,753	Altria Group, Inc.	3,713,804

18,828	Lorillard Inc., (2)	960,412

81,784	Philip Morris International	7,288,590

15,970	Reynolds American Inc.	820,379
	Total Tobacco	12,783,185

	Trading Companies & Distributors – 0.2%

13,398	Fastenal Company	667,220

2,968	W.W. Grainger, Inc.	798,303
	Total Trading Companies & Distributors	1,465,523

	Wireless Telecommunication Services – 0.1%

15,172	Crown Castle International Corporation, (3)	1,153,375
	Total Common Stocks (cost $326,783,741)	778,058,377

Nuveen Investments	39

Portfolio of Investments October 31, 2013

Nuveen Equity Index Fund (continued)

Shares	Description (1)					Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 9.7%

	Money Market Funds – 9.7%

76,321,947	Mount Vernon Securities Lending Prime Portfolio, 0.177%, (4), (5)					$76,321,947
	Total Investments Purchased with Collateral from Securities Lending (cost $76,321,947)					76,321,947
	Total Long-Term Investments (cost $403,105,689)					854,380,324

Shares/ Principal Amount (000)	Description (1)	Coupon		Maturity	Rating (6)	Value

	SHORT-TERM INVESTMENTS – 1.5%

	Money Market Funds – 1.1%

8,391,658	First American Treasury Obligations Fund, Class Z	0.000%	(4)	N/A	N/A	$8,391,658

	U.S. Government and Agency Obligations – 0.4%

$3,000	U.S. Treasury Bills, (7)	0.000%		2/13/14	N/R	2,999,568
	Total Short-Term Investments (cost $11,391,181)					11,391,226
	Total Investments (cost $414,496,871) – 109.7%					865,771,550
	Other Assets Less Liabilities – (9.7)% (8)					(76,531,546)
	Net Assets – 100%					$789,240,004

Investments in Derivatives as of October 31, 2013

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Value	Unrealized Appreciation (Depreciation)
S&P 500 Index	Long	23	12/13	$10,068,250	$417,933

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan at the end of the reporting period was $74,229,191.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(6)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(7)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

(8)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

N/A	Not applicable.

ADR	American Depositary Receipt.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

40	Nuveen Investments

Portfolio of Investments October 31, 2013

Nuveen Mid Cap Index Fund

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 122.4%

	COMMON STOCKS – 93.7%

	Aerospace & Defense – 1.6%

12,489	Alliant Techsystems Inc.	$1,359,677

40,642	BE Aerospace Inc., (3)	3,298,505

12,139	Esterline Technologies Corporation, (3)	973,062

73,007	Exelis Inc.	1,203,885

19,460	Huntington Ingalls Industries Inc.	1,392,363

20,019	Triumph Group Inc.	1,434,361
	Total Aerospace & Defense	9,661,853

	Air Freight & Logistics – 0.1%

40,560	UTI Worldwide, Inc.	616,512

	Airlines – 0.4%

27,259	Alaska Air Group, Inc.	1,926,121

87,586	JetBlue Airways Corporation, (2), (3)	620,985
	Total Airlines	2,547,106

	Auto Components – 0.3%

55,719	Gentex Corporation, (2)	1,640,367

	Automobiles – 0.2%

17,084	Thor Industries, Inc., (2)	991,043

	Biotechnology – 0.5%

21,970	Cubist Pharmaceuticals Inc., (3)	1,362,140

17,926	United Therapeutics Corporation, (2), (3)	1,586,810
	Total Biotechnology	2,948,950

	Building Products – 0.8%

64,036	Fortune Brands Home & Security	2,758,671

17,795	Lennox International Inc.	1,389,078

17,450	Smith AO Corporation	901,293
	Total Building Products	5,049,042

	Capital Markets – 2.4%

20,465	Affiliated Managers Group Inc., (3)	4,040,610

87,212	Apollo Investment Corporation, (2)	743,918

47,114	Eaton Vance Corporation, (2)	1,969,836

36,598	Federated Investors Inc., (2)	992,538

10,173	Greenhill & Co Inc.	521,875

Nuveen Investments	41

Portfolio of Investments October 31, 2013

Nuveen Mid Cap Index Fund (continued)

Shares	Description (1)	Value

	Capital Markets (continued)

59,237	Janus Capital Group Inc., (2)	$584,669

43,893	Raymond James Financial Inc.	2,003,715

52,183	SEI Investments Company	1,731,954

33,346	Waddell & Reed Financial, Inc., Class A	2,059,116
	Total Capital Markets	14,648,231

	Chemicals – 2.6%

31,560	Albemarle Corporation, (2)	2,088,956

28,519	Ashland Inc.	2,639,433

23,279	Cabot Corporation, (2)	1,085,034

14,168	Cytec Industries, Inc.	1,177,219

20,873	Interpid Potash Inc., (2)	309,964

13,528	Minerals Technologies Inc.	766,091

4,138	NewMarket Corporation, (2)	1,288,408

31,158	Olin Corporation, (2)	701,367

51,419	RPM International, Inc.	1,990,944

15,085	Scotts Miracle Gro Company	885,791

19,419	Sensient Technologies Corporation	1,012,312

31,715	Valspar Corporation	2,219,099
	Total Chemicals	16,164,618

	Commercial Banks – 4.2%

65,082	Associated Banc-Corp., (2)	1,058,233

32,504	BancorpSouth Inc., (2)	718,338

17,402	Bank of Hawaii Corporation, (2)	1,008,968

28,951	Cathay General Bancorp.	713,063

18,492	City National Corporation, (2)	1,333,458

29,911	Commerce Bancshares Inc.	1,376,205

21,597	Cullen/Frost Bankers, Inc., (2)	1,528,852

52,844	East West Bancorp Inc.	1,780,314

93,609	First Horizon National Corporation, (2)	996,936

137,351	First Niagara Financial Group Inc.	1,514,982

64,316	FirstMerit Corporation, (2)	1,444,537

75,728	Fulton Financial Corporation, (2)	924,639

32,939	Hancock Holding Company, (2)	1,079,740

22,348	International Bancshares Corporation, (2)	510,652

18,245	Prosperity Bancshares, Inc.	1,139,400

18,340	Signature Bank, (3)	1,867,379

17,493	SVB Financial Group, (3)	1,675,480

331,095	Synovus Financial Corp.	1,076,059

63,567	TCF Financial Corporation	964,947

42	Nuveen Investments

Shares	Description (1)	Value

	Commercial Banks (continued)

26,062	Trustmark Corporation, (2)	$707,844

77,317	Valley National Bancorp., (2)	753,841

35,024	Webster Financial Corporation	976,819

10,470	Westamerica Bancorp., (2)	538,996
	Total Commercial Banks	25,689,682

	Commercial Services & Supplies – 1.7%

18,609	Brinks Company	584,323

20,907	Clean Harbors, Inc., (2), (3)	1,291,007

41,377	Copart Inc., (3)	1,333,581

19,738	Deluxe Corporation, (2)	929,462

17,641	HNI Corporation	685,353

22,653	Miller (Herman) Inc.	687,292

12,107	Mine Safety Appliances Company	583,073

70,391	R.R. Donnelley & Sons Company, (2)	1,307,161

25,543	Rollins Inc.	706,009

47,893	Waste Connections Inc.	2,046,947
	Total Commercial Services & Supplies	10,154,208

	Communications Equipment – 0.7%

23,001	ADTRAN, Inc.	540,063

39,397	Ciena Corporation, (2), (3)	916,768

15,969	Interdigital Inc., (2)	618,799

16,797	Plantronics Inc.	721,263

66,947	Polycom Inc., (3)	696,249

63,417	Riverbed Technology, Inc., (2), (3)	939,840
	Total Communications Equipment	4,432,982

	Computers & Peripherals – 1.0%

35,968	3D Systems Corporation, (2), (3)	2,238,648

24,703	Diebold Inc., (2)	740,102

24,452	Lexmark International, Inc., Class A	869,269

63,795	NCR Corporation, (3)	2,331,707
	Total Computers & Peripherals	6,179,726

	Construction & Engineering – 0.9%

40,002	AECOM Technology Corporation, (3)	1,271,264

13,828	Granite Construction Inc., (2)	447,336

57,359	KBR Inc.	1,981,180

29,452	URS Corporation	1,596,887
	Total Construction & Engineering	5,296,667

	Construction Materials – 0.5%

18,555	Eagle Materials Inc.	1,391,811

Nuveen Investments	43

Portfolio of Investments October 31, 2013

Nuveen Mid Cap Index Fund (continued)

Shares	Description (1)	Value

	Construction Materials (continued)

17,821	Martin Marietta Materials	$1,748,062
	Total Construction Materials	3,139,873

	Containers & Packaging – 1.7%

25,881	AptarGroup Inc.	1,660,525

11,808	Greif Inc., (2)	631,610

38,066	Packaging Corp. of America	2,370,750

27,913	Rock-Tenn Company	2,986,970

17,563	Silgan Holdings, Inc.	791,564

39,281	Sonoco Products Company, (2)	1,596,380
	Total Containers & Packaging	10,037,799

	Distributors – 0.6%

115,876	LKQ Corporation, (3)	3,827,384

	Diversified Consumer Services – 0.9%

38,891	Apollo Group, Inc., (3)	1,038,001

21,964	Devry, Inc., (2)	788,508

10,713	Matthews International Corporation	434,948

21,985	Regis Corporation	318,783

82,140	Service Corporation International	1,479,341

26,496	Sothebys Holdings Inc., (2)	1,375,142
	Total Diversified Consumer Services	5,434,723

	Diversified Financial Services – 0.6%

33,867	CBOE Holdings Inc., (2)	1,642,550

46,846	MSCI Inc., Class A Shares, (3)	1,909,911
	Total Diversified Financial Services	3,552,461

	Diversified Telecommunication Services – 0.3%

58,333	TW Telecom Inc., (3)	1,838,656

	Electric Utilities – 1.9%

23,456	Cleco Corporation	1,086,951

59,651	Great Plains Energy Incorporated	1,398,219

38,240	Hawaiian Electric Industries, (2)	1,016,037

19,494	IDACORP, INC, (2)	1,005,890

85,555	NV Energy Inc.	2,031,076

76,925	OGE Energy Corp.	2,838,533

30,910	PNM Resources Inc.	739,367

49,239	Westar Energy Inc., (2)	1,556,445
	Total Electric Utilities	11,672,518

	Electrical Equipment – 0.9%

16,623	Acuity Brands Inc.	1,670,778

44	Nuveen Investments

Shares	Description (1)	Value

	Electrical Equipment (continued)

19,479	General Cable Corporation, (2)	$641,443

20,730	Hubbell Incorporated, Class B, (2)	2,229,304

17,457	Regal-Beloit Corporation	1,280,122
	Total Electrical Equipment	5,821,647

	Electronic Equipment & Instruments – 1.9%

40,618	Arrow Electronics, Inc., (3)	1,950,476

53,184	Avnet Inc.	2,111,405

59,114	Ingram Micro, Inc., Class A, (3)	1,369,671

15,340	Itron Inc., (3)	654,558

36,917	National Instruments Corporation	1,072,439

14,653	Tech Data Corporation, (3)	762,835

99,263	Trimble Navigation Limited, (3)	2,835,944

51,266	Vishay Intertechnology Inc., (2), (3)	629,034
	Total Electronic Equipment & Instruments	11,386,362

	Energy Equipment & Services – 2.9%

22,217	Atwood Oceanics Inc., (3)	1,180,389

7,631	Carbo Ceramics Inc., (2)	956,470

29,557	Dresser Rand Group, Inc., (3)	1,796,179

14,175	Dril Quip Inc., (3)	1,664,429

38,405	Helix Energy Solutions Group, (3)	908,662

41,986	Oceaneering International Inc.	3,605,758

21,329	Oil States International Inc., (3)	2,316,969

56,821	Patterson-UTI Energy, Inc.	1,378,477

61,926	Superior Energy Services, Inc., (3)	1,661,475

19,203	Tidewater Inc.	1,156,405

16,952	Unit Corporation, (3)	871,502
	Total Energy Equipment & Services	17,496,715

	Food & Staples Retailing – 0.5%

19,194	Harris Teeter Supermarkets Incorporated	946,648

77,838	SUPERVALU INC., (3)	547,201

19,136	United Natural Foods Inc., (3)	1,367,267
	Total Food & Staples Retailing	2,861,116

	Food Products – 1.9%

36,220	Dean Foods Company, (3)	706,290

66,785	Flowers Foods Inc., (2)	1,692,332

50,682	Green Mountain Coffee Inc., (2), (3)	3,183,336

47,759	Hillshire Brands Company	1,567,928

30,062	Ingredion Inc.	1,976,877

7,527	Lancaster Colony Corporation	624,666

Nuveen Investments	45

Portfolio of Investments October 31, 2013

Nuveen Mid Cap Index Fund (continued)

Shares	Description (1)	Value

	Food Products (continued)

12,678	Post Holdings Inc., (3)	$544,520

8,250	Tootsie Roll Industries Inc., (2)	264,000

67,137	WhiteWave Foods Company, (3)	1,343,411
	Total Food Products	11,903,360

	Gas Utilities – 1.4%

35,138	Atmos Energy Corporation	1,555,559

32,421	National Fuel Gas Company, (2)	2,319,723

67,930	Questar Corporation	1,607,224

44,176	UGI Corporation	1,827,561

20,063	WGL Holdings Inc.	903,036
	Total Gas Utilities	8,213,103

	Health Care Equipment & Supplies – 2.4%

18,882	Cooper Companies, Inc., (2)	2,439,743

23,191	Hill Rom Holdings Inc.	957,556

104,506	Hologic Inc., (3)	2,339,889

20,995	Idexx Labs Inc., (2), (3)	2,264,521

19,917	Masimo Corporation, (2)	510,274

55,284	ResMed Inc., (2)	2,860,394

22,873	Steris Corporation	1,033,631

15,953	Teleflex Inc., (2)	1,470,548

22,247	Thoratec Corporation, (3)	960,848
	Total Health Care Equipment & Supplies	14,837,404

	Health Care Providers & Services – 3.1%

36,578	Community Health Systems, Inc.	1,595,898

100,634	Health Management Associates Inc., (3)	1,290,128

30,790	Health Net Inc., (3)	936,016

33,812	Henry Schein Inc., (3)	3,801,483

18,390	Lifepoint Hospitals Inc., (3)	949,660

19,410	Medax Inc., (3)	2,116,078

40,716	Omnicare, Inc.	2,245,487

24,573	Owens and Minor Inc., (2)	919,522

34,612	Universal Health Services, Inc., Class B	2,788,343

34,357	VCA Antech, Inc., (2), (3)	977,457

16,866	Wellcare Health Plans Inc., (3)	1,124,625
	Total Health Care Providers & Services	18,744,697

	Health Care Technology – 0.3%

68,788	Allscripts Healthcare Solutions Inc., (3)	951,338

34,033	HMS Holdings Corporation, (2), (3)	719,117
	Total Health Care Technology	1,670,455

46	Nuveen Investments

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure – 1.5%

14,989	Bally Technologies, Inc., (2), (3)	$1,096,295

10,819	Bob Evans Farms, (2)	617,657

27,377	Brinker International Inc., (2)	1,216,086

17,061	Cheesecake Factory Inc., (2)	806,132

21,829	Dominos Pizza Inc., (2)	1,463,853

9,909	Intl Speedway Corporation	324,123

15,369	Life Time Fitness Inc., (2), (3)	698,060

10,871	Panera Bread Company, (3)	1,716,748

20,451	Scientific Games Corporation, (3)	373,844

109,907	The Wendy’s Company, (2)	955,092
	Total Hotels, Restaurants & Leisure	9,267,890

	Household Durables – 2.1%

39,217	Jarden Corporation, (3)	2,171,053

31,791	KB Home, (2)	539,493

15,171	MDC Holdings Inc., (2)	442,841

23,628	Mohawk Industries Inc., (3)	3,128,820

1,721	NVR Inc., (2), (3)	1,578,708

23,419	Tempur Pedic International Inc., (2), (3)	898,119

58,473	Toll Brothers Inc., (2), (3)	1,922,592

20,524	Tupperware Corporation, (2)	1,839,977
	Total Household Durables	12,521,603

	Household Products – 1.0%

53,626	Church & Dwight Company Inc.	3,493,734

24,153	Energizer Holdings Inc.	2,369,651
	Total Household Products	5,863,385

	Industrial Conglomerates – 0.3%

24,692	Carlisle Companies Inc.	1,794,615

	Insurance – 4.7%

6,538	Alleghany Corporation, Term Loan, (3)	2,650,636

29,308	American Financial Group Inc.	1,648,868

49,188	Arthur J. Gallagher & Co.	2,333,971

26,433	Aspen Insurance Holdings Limited	1,031,151

45,831	Brown & Brown Inc.	1,463,384

19,392	Everest Reinsurance Group Ltd	2,981,326

82,939	Fidelity National Title Group Inc., Class A	2,334,733

41,981	First American Corporation, (2)	1,085,629

17,079	Hanover Insurance Group Inc.	999,805

38,960	HCC Insurance Holdings Inc.	1,778,524

20,946	Kemper Corporation	775,421

Nuveen Investments	47

Portfolio of Investments October 31, 2013

Nuveen Mid Cap Index Fund (continued)

Shares	Description (1)	Value

	Insurance (continued)

14,067	Mercury General Corporation	$654,960

93,677	Old Republic International Corporation	1,572,837

17,913	Primerica Inc., (2)	769,363

30,442	Protective Life Corporation	1,402,767

28,133	Reinsurance Group of America Inc.	2,002,507

17,180	StanCorp Financial Group Inc., (2)	1,011,902

42,760	WR Berkley Corporation	1,877,592
	Total Insurance	28,375,376

	Internet & Catalog Retail – 0.1%

13,878	Hosting Site Network, Inc.	727,207

	Internet Software & Services – 1.1%

30,056	AOL Inc., (2)	1,089,229

19,152	Equinix Inc., (2), (3)	3,092,665

42,877	Rackspace Hosting Inc., (2), (3)	2,196,589

27,801	ValueClick, Inc., (2), (3)	534,057
	Total Internet Software & Services	6,912,540

	IT Services – 3.7%

28,683	Acxiom Corporation, (3)	953,136

19,087	Alliance Data Systems Corporation, (2), (3)	4,524,764

47,042	Broadridge Financial Solutions, Inc.	1,653,997

40,770	Convergys Corporation	804,800

37,057	CoreLogic Inc., (3)	1,232,886

11,585	DST Systems Inc.	982,060

36,380	Gartner Inc., (3)	2,144,601

30,026	Global Payments Inc.	1,785,946

33,417	Henry Jack and Associates Inc.	1,824,902

23,433	Leidos Holdings Inc.	1,103,460

32,960	Lender Processing Services Inc.	1,137,779

9,218	ManTech International Corporation, Class A	257,551

25,535	NeuStar, Inc., (2), (3)	1,172,567

13,390	Science Applications International Corporation, (2)	471,998

42,116	VeriFone Holdings Inc., (3)	954,349

15,057	WEX Inc., (3)	1,405,571
	Total IT Services	22,410,367

	Leisure Equipment & Products – 0.5%

24,807	Polaris Industries Inc., (2)	3,248,477

	Life Sciences Tools & Services – 1.3%

7,860	Bio-Rad Laboratories Inc., (3)	970,867

19,026	Charles River Laboratories International, Inc., (3)	936,269

48	Nuveen Investments

Shares	Description (1)	Value

	Life Sciences Tools & Services (continued)

21,684	Covance, Inc., (2), (3)	$1,935,514

11,713	Mettler-Toledo International Inc., (2), (3)	2,898,499

12,729	Techne Corporation	1,112,387
	Total Life Sciences Tools & Services	7,853,536

	Machinery – 5.1%

37,763	AGCO Corporation	2,204,604

19,281	CLARCOR, Inc., (2)	1,127,553

18,853	Crane Company	1,197,166

52,463	Donaldson Company, Inc.	2,078,059

23,773	Graco Inc., (2)	1,836,702

31,303	Harsco Corporation	872,728

31,911	IDEX Corporation	2,206,646

34,886	ITT Industries, Inc.	1,386,021

30,555	Kennametal Inc., (2)	1,405,530

32,187	Lincoln Electric Holdings Inc.	2,228,628

21,928	Nordson Corporation	1,580,790

34,144	Oshkosh Truck Corporation, (3)	1,624,913

18,158	SPX Corporation	1,647,112

43,151	Terex Corporation, (2), (3)	1,508,127

30,969	Timken Company	1,635,473

30,735	Trinity Industries Inc., (2)	1,556,113

9,136	Valmont Industries, Inc.	1,283,608

37,329	Wabtec Corporation	2,433,478

23,480	Woodward Governor Company	941,313
	Total Machinery	30,754,564

	Marine – 0.4%

22,024	Kirby Corporation, (3)	1,948,904

16,563	Matson Incorporated	448,692
	Total Marine	2,397,596

	Media – 1.3%

22,410	AMC Networks Inc., Class A Shares, (3)	1,570,717

39,481	Cinemark Holdings Inc.	1,295,372

27,601	Dreamworks Animation SKG Inc., (2), (3)	945,058

17,946	John Wiley and Sons Inc., Class A	902,504

21,586	Lamar Advertising Company, (3)	986,696

13,982	Meredith Corporation	717,277

47,373	New York Times, Class A, (2)	655,169

10,273	Scholastic Corporation, (2)	294,732

15,066	Vallassis Communications Inc., (2)	412,206
	Total Media	7,779,731

Nuveen Investments	49

Portfolio of Investments October 31, 2013

Nuveen Mid Cap Index Fund (continued)

Shares	Description (1)	Value

	Metals & Mining – 1.4%

17,185	Carpenter Technology Inc.	$1,019,586

45,355	Commercial Metals Company	832,718

12,925	Compass Minerals International, Inc., (2)	962,525

29,760	Reliance Steel & Aluminum Company	2,181,110

25,239	Royal Gold, Inc.	1,212,482

85,526	Steel Dynamics Inc.	1,536,902

20,693	Worthington Industries, Inc.	838,894
	Total Metals & Mining	8,584,217

	Multiline Retail – 0.2%

22,592	Big Lots, Inc., (2), (3)	821,445

39,046	Saks Inc., (3)	624,346
	Total Multiline Retail	1,445,791

	Multi-Utilities – 1.1%

43,043	Alliant Energy Corporation	2,247,705

17,247	Black Hills Corporation, (2)	874,768

73,276	MDU Resources Group Inc.	2,182,159

31,927	Vectren Corporation, (2)	1,114,891
	Total Multi-Utilities	6,419,523

	Office Electronics – 0.2%

19,760	Zebra Technologies Corporation, Class A, (3)	954,606

	Oil, Gas & Consumable Fuels – 2.8%

85,895	Alpha Natural Resources Inc., (2), (3)	601,265

82,364	Arch Coal Inc., (2)	349,223

18,929	Bill Barrett Corporation, (2), (3)	523,765

33,548	Cimarex Energy Company	3,534,282

28,027	Energen Corporation, (2)	2,195,075

27,080	Gulfport Energy Corporation, (2), (3)	1,589,325

78,903	HollyFrontier Company, (2)	3,634,272

23,706	Rosetta Resources, Inc., (2), (3)	1,420,938

25,718	SM Energy Company	2,278,872

28,182	World Fuel Services Corporation, (2)	1,075,143
	Total Oil, Gas & Consumable Fuels	17,202,160

	Paper & Forest Products – 0.3%

13,043	Domtar Corporation	1,104,873

54,079	Louisiana-Pacific Corporation, (3)	919,884
	Total Paper & Forest Products	2,024,757

	Pharmaceuticals – 0.7%

43,556	Endo Pharmaceuticals Holdings Inc., (3)	1,904,704

22,821	Mallinckrodt PLC, (3)	958,710

50	Nuveen Investments

Shares	Description (1)	Value

	Pharmaceuticals (continued)

21,827	Salix Pharmaceuticals Limited, (3)	$1,566,087
	Total Pharmaceuticals	4,429,501

	Professional Services – 1.1%

13,044	Corporate Executive Board Company, (2)	950,908

15,642	FTI Consulting Inc., (3)	634,752

29,930	Manpower Inc.	2,337,533

21,907	Towers Watson & Company, Class A Shares	2,515,143
	Total Professional Services	6,438,336

	Real Estate Investment Trust – 8.5%

27,333	Alexandria Real Estate Equities Inc., (2)	1,797,965

40,660	American Campus Communities Inc., (2)	1,405,210

72,300	BioMed Realty Trust Inc., (2)	1,440,216

29,907	BRE Properties, Inc.	1,633,221

32,921	Camden Property Trust, (2)	2,113,528

33,283	Corporate Office Properties	818,762

44,709	Corrections Corporation of America	1,654,233

126,584	Duke Realty Corporation, (2)	2,097,497

24,030	Equity One Inc., (2)	579,363

14,745	Essex Property Trust Inc., (2)	2,373,945

40,211	Extra Space Storage Inc., (2)	1,849,304

25,319	Federal Realty Investment Trust, (2)	2,623,048

31,875	Highwoods Properties, Inc., (2)	1,230,375

21,765	Home Properties New York, Inc., (2)	1,312,647

54,225	Hospitality Properties Trust	1,593,131

29,239	Kilroy Realty Corporation	1,554,345

54,811	Liberty Property Trust	2,038,421

32,413	Mack-Cali Realty Corporation	666,411

13,435	Mid-America Apartment Communities	892,084

45,932	National Retail Properties, Inc., (2)	1,580,061

45,073	Omega Healthcare Investors Inc., (2)	1,498,227

15,712	Potlatch Corporation	641,521

48,904	Rayonier Inc.	2,299,466

76,149	Realty Income Corporation, (2)	3,171,606

35,547	Regency Centers Corporation, (2)	1,836,358

72,984	Senior Housing Properties Trust, (2)	1,798,326

35,544	SL Green Realty Corporation, (2)	3,361,396

24,745	Taubman Centers Inc.	1,627,974

97,302	UDR Inc., (2)	2,414,063

43,488	Weingarten Realty Trust, (2)	1,379,874
	Total Real Estate Investment Trust	51,282,578

Nuveen Investments	51

Portfolio of Investments October 31, 2013

Nuveen Mid Cap Index Fund (continued)

Shares	Description (1)	Value

	Real Estate Management & Development – 0.4%

16,706	Alexander & Baldwin Inc.	$618,122

17,111	Jones Lang LaSalle Inc.	1,628,967
	Total Real Estate Management & Development	2,247,089

	Road & Rail – 1.1%

21,863	Con-Way, Inc.	900,756

19,216	Genesee & Wyoming Inc., (3)	1,918,525

35,134	J.B. Hunt Transports Serives Inc.	2,636,104

18,068	Landstar System	998,980

17,344	Werner Enterprises, Inc., (2)	401,687
	Total Road & Rail	6,856,052

	Semiconductors & Equipment – 2.1%

236,520	Advanced Micro Devices, Inc., (2), (3)	789,977

166,330	Atmel Corporation, (3)	1,210,882

45,760	Cree, Inc., (2), (3)	2,779,920

52,495	Cypress Semiconductor Corporation, (2)	487,154

49,367	Fairchild Semiconductor International Inc., Class A, (3)	625,480

57,253	Integrated Device Technology, Inc., (3)	609,172

26,950	International Rectifier Corporation, (3)	701,778

49,355	Intersil Holding Corporation, Class A	550,802

109,141	RF Micro Devices, Inc., (3)	572,990

26,192	Semtech Corporation, (2), (3)	814,833

15,154	Silicon Laboratories Inc., (3)	609,494

74,194	Skyworks Solutions Inc., (3)	1,912,721

103,131	SunEdison Inc., (2), (3)	959,118
	Total Semiconductors & Equipment	12,624,321

	Software – 4.0%

15,463	ACI Worldwide, Inc., (2), (3)	852,321

12,563	Advent Software Inc.	421,489

36,169	Ansys Inc., (3)	3,162,979

109,818	Cadence Design Systems, Inc., (2), (3)	1,424,339

16,775	CommVault Systems, Inc., (3)	1,309,792

82,822	Compuware Corporation	884,539

17,766	Concur Technologies, Inc., (2), (3)	1,858,324

15,701	FactSet Research Systems Inc., (2)	1,710,467

13,921	Fair Isaac Corporation, (2)	797,395

41,941	Informatica Corporation, (3)	1,618,923

36,789	Mentor Graphics Corporation	812,301

30,523	Micros Systems, Inc., (2), (3)	1,655,873

46,392	Parametric Technology Corporation, (3)	1,285,986

52	Nuveen Investments

Shares	Description (1)	Value

	Software (continued)

40,114	Rovi Corporation, (3)	$672,311

23,928	Solarwinds, Inc., (3)	865,954

26,735	Solera Holdings Inc.	1,503,042

59,668	Synopsys Inc., (3)	2,174,899

60,494	Tibco Software Inc., (3)	1,485,733
	Total Software	24,496,667

	Specialty Retail – 4.0%

27,358	Aaron Rents Inc., (2)	776,146

28,380	Advance Auto Parts, Inc.	2,814,728

30,450	Aeropostale, Inc., (2), (3)	282,881

68,037	American Eagle Outfitters, Inc., (2)	1,053,893

18,293	Ann Inc., (3)	646,840

49,417	Ascena Retail Group Inc., (3)	977,962

18,038	Cabela’s Incorporated, (2), (3)	1,070,014

62,954	Chico’s FAS, Inc.	1,079,661

23,406	CST Brands Inc., (2)	754,609

38,878	Dick’s Sporting Goods Inc.	2,068,698

58,258	Foot Locker, Inc.	2,021,553

23,706	Guess Inc., (2)	740,813

12,378	Murphy USA Inc., (3)	502,299

111,015	Office Depot, Inc., (3)	620,574

21,261	Rent-A-Center Inc., (2)	727,977

31,384	Signet Jewelers Limited	2,343,129

54,162	Tractor Supply Company, (2)	3,864,459

33,361	Williams-Sonoma Inc., (2)	1,749,451
	Total Specialty Retail	24,095,687

	Textiles, Apparel & Luxury Goods – 1.2%

19,773	Carter’s Inc.	1,367,303

13,369	Deckers Outdoor Corporation, (2), (3)	920,188

38,241	Hanesbrands Inc.	2,604,977

30,172	Under Armour, Inc., (2), (3)	2,448,458
	Total Textiles, Apparel & Luxury Goods	7,340,926

	Thrifts & Mortgage Finance – 0.7%

31,848	Astoria Financial Corporation	420,712

171,076	New York Community Bancorp Inc., (2)	2,773,142

40,431	Washington Federal Inc.	921,018
	Total Thrifts & Mortgage Finance	4,114,872

	Tobacco – 0.1%

9,056	Universal Corporation, (2)	480,240

Nuveen Investments	53

Portfolio of Investments October 31, 2013

Nuveen Mid Cap Index Fund (continued)

Shares	Description (1)					Value

	Trading Companies & Distributors – 1.0%

18,161	GATX Corporation					$936,200

18,175	MSC Industrial Direct Inc., Class A					1,388,025

36,568	United Rentals Inc., (2), (3)					2,361,920

11,520	Watsco Inc.					1,097,740
	Total Trading Companies & Distributors					5,783,885

	Water Utilities – 0.3%

68,268	Aqua America Inc., (2)					1,718,988

	Wireless Telecommunication Services – 0.2%

39,003	Telephone and Data Systems Inc.					1,216,114
	Total Common Stocks (cost $406,783,982)					568,122,457

Shares	Description (1)					Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 28.7%

	Money Market Funds – 28.7%

173,913,770	Mount Vernon Securities Lending Prime Portfolio, 0.177%, (4), (5)					$173,913,770
	Total Investments Purchased with Collateral from Securities Lending (cost $173,913,770)					173,913,770
	Total Long-Term Investments (cost $580,697,752)					742,036,227

Shares/ Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (6)	Value

	SHORT-TERM INVESTMENTS – 6.2%

	Money Market Funds – 5.9%

35,856,663	First American Treasury Obligations Fund, Class Z	0.000%	(4)	N/A	N/A	$35,856,663

	U.S. Government and Agency Obligations – 0.3%

$2,000	U.S. Treasury Bills, (7)	0.000%		2/13/14	N/R	1,999,712

	Total Short-Term Investments (cost $37,856,345)					37,856,375
	Total Investments (cost $618,554,097) – 128.6%					779,892,602
	Other Assets Less Liabilities – (28.6)% (8)					(173,249,923)
	Net Assets – 100%					$606,642,679

Investments in Derivatives as of October 31, 2013

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Value	Unrealized Appreciation (Depreciation)
S&P MidCap 400 E-Mini Index	Long	285	12/13	$36,662,394	$1,470,179

54	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan at the end of the reporting period was $167,588,976.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investment in Derivatives, Securities Lending for more information.

(6)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(7)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

(8)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

N/A	Not applicable.

See accompanying notes to financial statements.

Nuveen Investments	55

Portfolio of Investments October 31, 2013

Nuveen Small Cap Index Fund

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 112.7%

	COMMON STOCKS – 90.7%

	Aerospace & Defense – 1.5%

3,072	AAR Corporation	$89,948

1,432	Aerovironment, Inc., (2), (3)	38,822

631	American Science & Engineering Inc.	41,507

2,496	API Technologies Corporation, (2)	7,288

971	Astronics Corporation, (2)	47,637

194	Astronics Corporation, (2)	9,378

1,535	Cubic Corporation	80,588

3,620	Curtiss Wright Corporation	180,204

5,758	DigitalGlobe Inc., (2)	183,220

820	Ducommon Inc., (2)	20,385

1,326	Engility Holdings Inc., (2)	41,066

292	Erickson Air-Crane Inc., (2), (3)	5,723

2,419	Esterline Technologies Corporation, (2)	193,907

4,677	GenCorp Inc., (2), (3)	78,574

5,129	Heico Corporation	274,798

973	Innovative Solutions & Support, Inc.	7,667

2,465	Keyw Holding Corporation, (2), (3)	28,348

3,397	Kratos Defence & Security Solutions Inc., (2)	28,807

801	LMI Aerospace, Inc., (2)	12,576

3,503	Moog Inc., CLass A Shares, (2)	209,234

372	National Presto Industries Inc.	26,245

4,637	Orbital Sciences Corporation, (2)	106,976

790	Sparton Corporation, (2)	20,848

3,959	Taser International, Inc., (2), (3)	70,351

2,889	Teledyne Technologies Inc., (2), (3)	256,601
	Total Aerospace & Defense	2,060,698

	Air Freight & Logistics – 0.4%

4,009	Air Transport Servcies Group Inc., (2)	29,025

1,996	Atlas Air Worldwide Holdings Inc., (2)	73,912

1,377	Echo Global Logistics, Inc., (2), (3)	25,351

2,333	Forward Air Corporation	94,440

2,859	Hub Group, Inc., (2)	105,011

2,731	Pacer International, Inc., (2)	21,793

56	Nuveen Investments

Shares	Description (1)	Value

	Air Freight & Logistics (continued)

669	Park Ohio Holdings Corporation, (2)	$27,703

7,015	UTI Worldwide, Inc., (3)	106,628

2,266	XPO Logistics, Incorporated, (2)	45,728
	Total Air Freight & Logistics	529,591

	Airlines – 0.7%

1,159	Allegiant Travel Company	120,849

4,013	Hawaian Holdings Inc., (2), (3)	33,107

17,973	JetBlue Airways Corporation, (2), (3)	127,429

3,799	Republic Airways Holdings, Inc., (2)	44,752

4,010	Skywest Inc.	60,310

4,661	Spirit Airline Holdings, (2)	201,122

14,844	U.S. Airways Group Inc., (2), (3)	326,123
	Total Airlines	913,692

	Auto Components – 0.9%

5,197	American Axle and Manufacturing Holdings Inc., (2)	96,716

4,897	Cooper Tire & Rubber	127,371

11,352	Dana Holding Corporation, (3)	222,499

1,950	Dorman Products, Inc.	94,790

1,772	Drew Industries Inc.	89,061

1,524	Federal Mogul Corporation, Class A Shares, (2)	31,227

759	Fox Factory Holding Corporation, (2)	13,222

1,086	Fuel Systems Solutions, Inc., (2)	19,505

2,583	Gentherm Inc., (2)	60,313

3,650	Modine Manufacturing Company, (2)	48,618

1,083	Remy International Inc., (3)	23,858

471	Shiloh Industries, Inc.	7,734

2,646	Spartan Motors, Inc.	17,966

1,531	Standard Motor Products Inc., (3)	55,361

2,202	Stoneridge Inc., (2)	28,098

1,796	Superior Industries International Inc.	33,675

4,702	Tenneco Inc., (2)	249,535

472	Tower International Inc., (2)	10,016
	Total Auto Components	1,229,565

	Automobiles – 0.0%

2,169	Winnebago Industries Inc., (2)	64,333

	Beverages – 0.1%

637	Boston Beer Company, (2), (3)	146,249

346	Coca-Cola Bottling Company Consolidated	21,909

816	Craft Brewers Alliance Inc., (2)	13,236

Nuveen Investments	57

Portfolio of Investments October 31, 2013

Nuveen Small Cap Index Fund (continued)

Shares	Description (1)	Value

	Beverages (continued)

876	National Beverage Corporation	$16,040
	Total Beverages	197,434

	Biotechnology – 3.4%

5,418	Acadia Pharmaceuticals, Inc., (2), (3)	123,151

7,465	Achillion Pharmaceuticals, Inc., (2)	18,737

3,136	Acorda Therapeutics, Inc., (2)	95,993

2,228	Aegerion Pharmaceuticals Inc., (2), (3)	184,523

527	Agios Pharmaceutical Inc., (2), (3)	12,205

4,493	Alnylam Pharmaceuticals, Inc., (2)	258,842

1,668	AMAG Pharmaceuticals Inc., (2)	45,003

2,351	Amicus Therapeutics, Inc., (2), (3)	4,984

1,959	Anacor Pharmaceuticals Inc., (2), (3)	25,487

16,835	Arena Pharmaceuticals, Inc., (2), (3)	73,906

4,586	ArQule Inc., (2)	10,319

9,028	Array Biopharma, Inc., (2)	45,321

4,011	Aveo Pharmaceuticals Inc., (2)	8,303

2,854	BioTime Inc., (2)	10,360

527	Bluebird Bio Inc., (2), (3)	11,199

8,707	Cell Therapeutics, Inc., (2), (3)	15,324

6,251	Celldex Therapeutics, Inc., (2), (3)	143,210

296	Cellular Dynamics International Inc., (2)	4,177

5,188	Cepheid, Inc., (2), (3)	211,255

5,186	Chelsea Therapeutics International, Inc., (2)	14,676

1,901	ChemoCentryx Inc., (2), (3)	9,410

656	Chimerix Inc., (2)	9,938

1,232	Clovis Oncology Inc., (2)	62,968

462	Conatus Pharmaceuticals Inc., (2)	4,112

1,936	Coronado Biosciences Inc., (2)	3,233

6,226	Curis, Inc., (2), (3)	24,842

1,915	Cytokinetics, Inc., (2), (3)	11,509

4,884	Cytori Therapeutics, Inc., (2), (3)	10,061

12,184	Dendreon Corporation, (2), (3)	31,313

1,010	Durata Therapeutics Inc., (2)	9,777

9,318	Dyax Corporation, (2)	76,594

14,139	Dynavax Technologies Corporation, (2)	17,391

2,122	Emergent BioSolutions, Inc., (2)	41,443

281	Enanta Pharmaceuticals Inc., (2)	5,609

2,905	Enzon Inc.	4,299

457	Epizyme Inc., (2)	17,512

58	Nuveen Investments

Shares	Description (1)	Value

	Biotechnology (continued)

354	Esperion Therapeutics Inc., (2)	$5,547

5,444	EXACT Sciences Corporation, (2), (3)	59,993

14,209	Exelixis, Inc., (2), (3)	70,050

1,304	Fibrocell Science Inc., (2)	4,825

7,882	Galena Biopharma Inc., (2), (3)	17,577

1,294	Genomic Health, Inc., (2), (3)	38,716

10,082	Geron Corporation, (2)	39,824

2,028	GTX, Inc., (2), (3)	3,468

6,868	Halozyme Therapeutics, Inc., (2), (3)	80,012

649	Hyperion Therapeutics Inc., (2), (3)	12,999

7,713	Idenix Pharmaceuticals Inc., (2), (3)	25,376

6,535	Immunogen, Inc., (2), (3)	107,566

5,668	Immunomedics, Inc., (2), (3)	21,482

3,702	Infinity Pharmaceuticals, Inc., (2)	50,162

2,675	Insmed Incorporated, (2)	38,092

364	Insys Therapeutics Inc., (2)	14,520

485	Intercept Pharmaceuticals Incorporated, (2)	26,306

6,310	Intermune, Inc., (2)	88,908

886	Intrexon Corporation, (2), (3)	18,783

7,194	Ironwood Pharmacauticals Inc., (2), (3)	69,134

8,683	ISIS Pharmaceuticals, Inc., (2), (3)	288,883

917	Kalobios Pharmaceuticals Inc., (2)	3,677

6,318	Keryx Biopharmaceuticals, Inc., (2), (3)	65,391

788	Kythera Biopharmaceuticals ,Incorporated, (2)	35,231

17,573	Lexicon Genetics, Inc., (2), (3)	42,175

1,377	Ligand Pharmceuticals, Inc., (2), (3)	71,274

11,499	MannKind Corporation, (2), (3)	56,230

693	MEI Pharma Inc., (2)	5,558

7,470	Merrimack Pharmaceuticals, Incorporated, (2), (3)	20,020

6,509	MiMedx Group Inc., (2), (3)	34,498

3,650	Momenta Pharmaceuticals, Inc., (2)	59,824

4,205	Nanosphere Inc., (2)	8,200

5,158	Neurocrine Biosciences Inc., (2)	48,692

1,306	NewLink Genetics Corporation, (2)	21,876

14,331	Novavax, Inc., (2)	44,426

7,756	NPS Pharmaceuticals, Inc., (2)	223,218

1,134	OncoGenex Pharmacuetical Inc., (2)	7,972

363	Oncomed Pharamceuticals Inc., (2)	5,049

458	Onconova Therapeutics Inc., (2)	7,209

Nuveen Investments	59

Portfolio of Investments October 31, 2013

Nuveen Small Cap Index Fund (continued)

Shares	Description (1)	Value

	Biotechnology (continued)

14,544	Opko Health Inc., (2), (3)	$145,731

7,317	Orexigen Therapeutics Inc., (2), (3)	35,707

1,282	Osiris Therapeutics, Inc., (2)	17,063

693	OvaScience Inc., (2), (3)	6,701

10,822	PDL Biopahrma Inc., (3)	87,550

11,719	Peregrine Pharmaceuticals, Inc., Reg S, (2), (3)	15,118

748	Portola Pharmaceuticals Inc., (2)	16,568

4,602	Progenics Pharmaceuticals, Inc., (2)	16,751

1,096	Prothena Corporation PLC, (2)	26,348

741	PTC Therapeutics Inc., (2), (3)	13,331

1,713	Puma Biotechnology Inc, (2)	65,625

4,285	Raptor Pharmaceuticals Corporation, (2)	61,618

446	Receptos Inc., (2)	11,400

789	Regulus Therapeutics Incorporated, (2)	5,499

2,430	Repligen Corporation, (2)	26,584

6,737	Rigel Pharmaceuticals, Inc., (2)	20,817

4,701	Sangamo Biosciences, Inc., (2)	44,048

2,587	Sarepta Therapautics Inc., (2)	100,738

2,841	SIGA Technologies, Inc., (2), (3)	9,745

4,640	Spectrum Pharmaceuticals, Inc., (3)	39,858

707	Stemline Therapeutics Inc., (2)	19,676

2,502	Sunesis Pharmaceuticals, Inc., (2)	12,535

1,480	Synageva BioPharma Corporation, (2), (3)	75,184

6,228	Synergy Pharmaceuticals Inc., (2)	25,161

3,136	Synta Pharmaceuticals Corporation, (2), (3)	14,237

2,158	Targacept, Inc., (2)	10,251

1,034	Tesaro Inc., (2)	39,809

890	Tetraphase Pharmaceuticals Inc., (2)	11,152

1,201	TG Therapeutics Inc., (2)	4,336

3,641	Threshold Pharmaceuticals, Inc., (2), (3)	15,802

2,560	Vanda Pharmaceuticals, Inc., (2)	18,330

1,339	Verastem Inc., (2), (3)	13,390

5,872	Vical, Inc., (2), (3)	7,340

5,340	XOMA Limited, (2)	24,083

5,190	ZIOPHARM Oncology, Inc., (2), (3)	18,373
	Total Biotechnology	4,576,188

	Building Products – 0.7%

2,170	Aaon, Inc.	58,612

768	American Woodmark Company, (2)	26,051

60	Nuveen Investments

Shares	Description (1)	Value

	Building Products (continued)

2,222	Apogee Enterprises, Inc., (3)	$69,504

3,453	Builders FirstSource, Inc., (2)	25,587

2,371	Gibraltar Industries Inc., (2)	37,960

3,449	Griffon Corporation	43,216

1,394	Insteel Industries, Inc.	23,126

1,600	NCI Building Systems Inc., (2)	23,088

697	Nortek Inc., (2)	48,908

515	Patrick Industries, Inc., (2)	16,109

2,565	PGT, Inc., (2)	26,804

1,220	Ply Gem Holdings Inc., (2)	18,178

2,865	Quanex Building Products Corporation	50,940

3,133	Simpson Manufacturing Company Inc.	111,065

1,329	Trex Company Inc., (2)	93,322

1,535	Universal Forest Products Inc., (3)	81,232

5,926	USG Corporation, (2), (3)	161,839
	Total Building Products	915,541

	Capital Markets – 2.4%

17,374	Apollo Investment Corporation	148,200

1,237	Arlington Asset Investment Corporation	30,517

9,822	BGC Partners Inc., Class A	52,253

5,729	BlackRock Kelso Capital Corporation, (3)	53,795

1,535	Calamos Asset Management, Inc. Class A	15,074

1,044	Capital Southwest Corporation	34,316

781	CIFC Corporation	6,170

1,455	Cohen & Steers Inc., (3)	55,814

7,550	Cowen Group, Inc, Class A, (2), (3)	29,974

218	Diamond Hill Investment Group, Inc.	24,039

2,445	Evercore Partners Inc., (3)	123,399

676	FBR Capital Markets Corporation, (2)	17,914

1,059	Fidus Investment Corporation, (3)	21,508

9,335	Fifth Street Finance Corporation	95,217

3,781	Financial Engines Inc., (3)	211,244

2,828	FXCM Inc, Class A Shares	46,351

466	GAMCO Investors Inc.	33,324

464	Garrison Capital Inc	6,835

5,382	GFI Group, Inc.	18,676

1,624	Gladstone Capital Corporation	14,324

1,930	Gladstone Investment Corporation	13,645

2,497	Golub Capital BDC Inc., (3)	43,947

Nuveen Investments	61

Portfolio of Investments October 31, 2013

Nuveen Small Cap Index Fund (continued)

Shares	Description (1)	Value

	Capital Markets (continued)

2,179	Greenhill & Co Inc.	$111,783

1,430	GSV Capital Corporporation, (2), (3)	21,865

1,139	Hannon Armstrong Sustainable Infrastructure Capital Inc., (3)	13,953

4,759	Hercules Technology Growth Capital, Inc., (3)	73,479

2,559	HFF Inc., Class A Shares	62,823

637	Horizon Technology Finance Corporation	8,587

2,938	ICG Group Inc., (2)	47,919

1,088	INTL FCStone Inc., (2)	22,260

2,877	Investment Technology Group, (2)	46,090

11,535	Janus Capital Group Inc., (3)	113,850

1,214	JMP Group Inc.	7,782

2,186	KCAP Financial Incorporated, (3)	18,428

5,492	KCG Holdings Inc., Class A Shares, (2)	48,000

7,960	Ladenburg Thalmann Financial Services Inc., (2)	16,716

2,689	Main Street Capital Corporation	81,746

979	Manning & Napier Inc.	16,251

5,505	MCG Capital Corporation	25,929

1,439	Medallion Financial Corporation	21,844

3,092	Medley Capital Corporation	43,102

1,724	MVC Capital Inc.	23,843

2,886	New Mountain Finance Corporation	40,923

1,600	NGP Capital Resources Company	11,904

761	Oppenheimer Holdings Inc., Class A	15,091

743	PennantPark Floating Rate Capital Inc.	9,874

5,137	Pennantpark Investment Corporation	57,843

1,335	Piper Jaffray Companies, (2)	47,913

19,103	Prospect Capital Corporation, (3)	216,628

878	Pzena Investments Management, Inc.	6,313

1,621	Safeguard Scientifics Inc., (2)	28,286

425	Silvercrest Asset Management Corporation Class A, (2)	6,277

3,480	Solar Capital Limited	79,866

851	Solar Senior Capital Limited	15,522

931	Stellus Capital Investment Corporation, (3)	13,816

4,914	Stifel Financial Corporation, (2), (3)	201,228

2,237	SWS Group Inc., (2)	12,594

1,871	TCP Capital Corporation	31,190

4,062	Technology Investment Capital Corporation, (3)	40,620

1,041	THL Credit Inc., (3)	16,916

2,131	Triangle Capital Corporation	63,419

62	Nuveen Investments

Shares	Description (1)	Value

	Capital Markets (continued)

520	Virtus Investment Partners Inc., (2), (3)	$105,830

2,852	Walter Investment Management Corporation, (2)	107,720

540	Westwood Holding Group Inc.	28,798

533	WhiteHorse Finance Incorporated	8,214

7,765	WisdomTree Investments Inc., (2)	107,934
	Total Capital Markets	3,197,505

	Chemicals – 2.1%

2,274	A Schulman, Inc.	75,315

778	Advanced Emissions Solutions Inc., (2), (3)	29,385

457	American Pacific Corporation, (2)	20,803

2,213	American Vanguard Corp., (3)	57,759

1,537	Arabian American Development Company, (2)	13,987

5,396	Axiall Corporation	209,850

2,295	Balchem Corporation	131,412

4,182	Calgon Carbon Corporation, (2), (3)	83,431

498	Chase Corporation, Common Stock	15,069

7,600	Chemtura Corporation, (2)	186,200

5,600	Ferro Corporation, (2)	71,848

3,690	Flotek Industries Inc., (2), (3)	78,892

1,680	FutureFuel Corporation	29,249

596	GSE Holdings Inc., (2)	1,681

3,890	H.B. Fuller Company	186,214

729	Hawkins Inc, (3)	26,251

1,698	Innophos Holdings, Inc.	85,104

1,816	Innospec, Inc.	83,645

4,230	Interpid Potash Inc., (3)	62,816

632	KMG Chemicals, Inc.	12,627

1,602	Koppers Holdings Inc.	71,305

2,515	Kraton Performance Polymers Inc., (2)	53,494

2,004	Landec Corporation, (2)	23,467

1,478	LSB Industries Inc., (2)	54,272

2,694	Minerals Technologies Inc.	152,561

6,207	Olin Corporation	139,720

2,471	OM Group Inc., (2)	84,014

3,638	OMNOVA Solutions Inc., (2)	31,651

742	Penford Corporation, (2)	10,091

7,682	PolyOne Corporation	232,765

1,015	Quaker Chemical Corporation, (3)	77,049

3,868	Sensient Technologies Corporation	201,639

Nuveen Investments	63

Portfolio of Investments October 31, 2013

Nuveen Small Cap Index Fund (continued)

Shares	Description (1)	Value

	Chemicals (continued)

1,457	Stepan Company, (3)	$85,774

1,220	Taminco Corporation, (2)	24,363

1,902	Tredegar Corporation	55,576

1,751	Zep Inc.	34,827

2,126	Zoltek Companies, Inc., (2)	35,504
	Total Chemicals	2,829,610

	Commercial Banks – 6.4%

1,167	1st Source Corporation	36,620

2,311	1st United Bancorp Inc/North	17,656

565	Access National Corporation	8,209

607	American National Bankshares, Inc.	13,925

1,845	Ameris Bancorp., (2)	33,764

719	Ames National Corporation	16,199

781	Arrow Financial Corporation, (3)	20,158

547	BancFirst Corporation	30,397

2,262	Banco Latinoamericano de Exportaciones S.A	59,332

2,540	Bancorp, Inc., (2)	41,072

7,358	BancorpSouth Inc., (3)	162,612

474	Bank of Kentucky Financial Corporation	13,656

420	Bank of Marin Bancorp California	17,871

2,403	Bank of the Ozarks, Inc., (3)	118,900

1,504	Banner Corporation	57,543

303	Bar Harbor Bankshares	11,435

6,105	BBCN Bancorp Inc.	90,537

1,416	BNC Bancorp., (3)	18,564

6,161	Boston Private Financial Holdings Inc., (3)	70,174

693	Bridge Bancorp Inc.	16,001

744	Bridge Capital Holdings, (2)	13,087

1,045	Bryn Mawr Bank	29,114

252	C & F Financial, Inc., (3)	13,585

590	Camden National Corporation	23,807

1,916	Capital Bank Financial Corporation, Class A Shares, (2)	42,574

964	Capital City Bank, (2)	11,857

2,339	Cardinal Financial Corporation	38,594

472	Cascade Bancorp., (2)	2,440

6,097	Cathay General Bancorp.	150,169

910	Center Bancorp, Inc.	13,614

2,327	Centerstate Banks of Florida, Inc.	22,944

1,687	Central Pacific Financial Corporation	31,075

64	Nuveen Investments

Shares	Description (1)	Value

	Commercial Banks (continued)

263	Century Bancorp, Inc.	$8,548

2,128	Chemical Financial Corporation	62,329

278	Chemung Financial Corporation	9,794

953	Citizens & Northern Corporation	18,831

1,210	City Holding Company, (3)	55,055

967	CNB Financial Corporation	19,350

2,740	Cobiz, Inc.	29,729

3,944	Columbia Banking Systems Inc.	101,321

3,093	Community Bank System Inc.	112,307

1,084	Community Trust Bancorp, Inc.	46,168

813	CommunityOne Bancorp., (2)	8,748

135	ConnectOne Bancorp Inc., (2)	5,131

678	Customers Bancorp Inc., (2), (3)	12,611

1,544	Customers Bancorp Inc., (2)	25,862

7,100	CVB Financial	103,234

1,724	Eagle Bancorp, Inc., (2)	45,600

560	Enterprise Bancorp, Inc.	10,942

1,400	Enterprise Financial Services Corporation	25,242

11,211	F.N.B. Corporation PA, (3)	140,250

578	Farmers Capital Bank Corporation, (2)	11,872

1,128	Fidelity Southern Corporation	17,230

1,067	Financial Institutions, Inc.	25,256

739	First Bancorp Maine	12,866

1,521	First Bancorp of North Carolina, Inc.	22,785

5,574	First Bancorp of Puerto Rico, (2)	30,936

5,511	First Busey Corporation	28,492

7,567	First Commonwealth Financial Corporation, (3)	65,757

1,384	First Community Bancshares, Inc.	23,099

1,313	First Connecticut Bancorp.	19,275

4,473	First Financial Bancorp.	69,421

2,437	First Financial Bankshares, Inc., (3)	149,900

867	First Financial Corporation	29,946

1,857	First Financial Holdings Inc.	111,290

1,356	First Interstate BancSystem Inc., Montana	34,049

2,224	First Merchants Corporation, (3)	41,811

5,804	First Midwest Bancorp, Inc.	96,521

322	First NBC Bank Holding Company, (2)	8,581

611	First of Long Island Corporation	24,043

4,826	First Security Group, Inc., (2)	9,797

Nuveen Investments	65

Portfolio of Investments October 31, 2013

Nuveen Small Cap Index Fund (continued)

Shares	Description (1)	Value

	Commercial Banks (continued)

12,813	FirstMerit Corporation, (3)	$287,780

2,383	Flushing Financial Corporation, (3)	47,874

1,415	German American Bancorp, Inc.	38,460

5,190	Glacier Bancorp, Inc.	143,400

797	Great Southern Bancorp.	22,380

1,138	Guaranty Bancorp.	15,363

2,431	Hampton Roads Bankshares, Inc., (2)	3,428

6,561	Hancock Holding Company	215,070

2,441	Hanmi Financial Corporation	42,669

1,146	Heartland Financial USA, Inc.	30,358

1,609	Heritage Commerce Coporation	12,534

1,171	Heritage Financial Corporation	18,888

1,559	Heritage Oaks Bancorp, (2)	10,679

3,497	Home Bancshares, Inc.	118,478

1,121	Home Federal Bancorp, Inc.	17,476

1,609	HomeTrust Bancshares Inc., (2)	25,985

672	Horizon Bancorp.	14,589

1,270	Hudson Valley Holding Corporation	23,482

2,139	IberiaBank Corporation	124,982

1,769	Independent Bank Corporation, (3)	63,472

293	Independent Bank Group Inc.	11,055

4,442	International Bancshares Corporation, (3)	101,500

1,383	Intervest Bancshares Corporation, (2)	10,082

3,601	Investors Bancorp, Inc.	85,380

2,309	Lakeland Bancorp, Inc.	26,323

1,269	Lakeland Financial Corporation	45,164

436	LCNB Corporation	8,785

1,834	Macatawa Bank Corporation, (2)	9,005

1,575	Mainsource Financial Group	25,547

4,236	MB Financial, Inc.	125,809

672	Mercantile Bank Corporation, (3)	14,676

434	Merchants Bancshares, Inc.	13,011

1,092	Metro Bancorp, Inc., (2)	23,303

1,233	Metrocorp Bancshares, Inc.	17,669

411	Middleburg Financial Corporation	7,530

635	Midsouth Bancorp Inc.	9,639

524	MidWestOne Financial Group Inc.	13,844

4,040	National Bank Holdings Corporation	84,840

537	National Bankshares, Inc.	18,876

66	Nuveen Investments

Shares	Description (1)	Value

	Commercial Banks (continued)

9,046	National Penn Bancshares, Inc.	$93,807

3,385	NBT Bancorp, Inc.	82,492

1,953	NewBridge Bancorp., (2), (3)	14,569

2,392	no description	35,282

479	Northrim Bancorp, Inc.	12,023

3,527	OFG Bancorp., (3)	52,235

7,836	Old National Bancorp.	113,935

885	OmniAmerican Bancorp Inc., (2)	19,399

1,382	Pacific Continental Corporation	19,044

1,286	Pacific Premier Bancorp, Inc., (2)	17,888

2,931	Pacwest Bancorp., (3)	111,525

345	Palmetto Bancshares Inc., (2)	4,630

890	Park National Corporation	70,506

3,457	Park Sterling Bank Inc.	22,505

695	Peapack Gladstone Financial Corporation	12,746

284	Penns Woods Bancorp, Inc.	14,541

834	Peoples Bancorp, Inc.	18,698

2,708	Pinnacle Financial Partners, Inc., (2)	83,948

902	Preferred Bank Los Angeles, (2)	17,336

5,018	Privatebancorp, Inc.	122,238

4,660	Prosperity Bancshares, Inc.	291,017

2,360	Renasant Corporation	67,685

749	Republic Bancorp, Inc.	17,242

2,297	S&T Bancorp, Inc.	56,322

1,929	Sandy Spring Bancorp, Inc.	47,241

5,669	Seacoast Banking Corporation of Florida, (2)	12,925

941	Sierra Bancorp.	17,813

1,276	Simmons First National Corporation	41,776

1,379	Southside Bancshares, Inc.	37,647

1,522	Southwest Bancorp, Inc., (2)	24,367

2,468	State Bank Financial Corporation	42,104

1,755	StellarOne Corporation	40,856

2,626	Sterling Financial Corporation	76,049

894	Suffolk Bancorp., (2)	17,478

3,126	Sun Bancorp, Inc., (2)	10,316

14,414	Susquehanna Bancshs Inc.	169,869

1,079	SY Bancorp, Inc.	32,381

1,336	Taylor Capital Group, Inc., (2)	30,728

3,153	Texas Capital BancShares, Inc., (2), (3)	164,114

Nuveen Investments	67

Portfolio of Investments October 31, 2013

Nuveen Small Cap Index Fund (continued)

Shares	Description (1)	Value

	Commercial Banks (continued)

1,117	Tompkins Financial Corporation	$55,090

3,857	Towne Bank	56,158

1,238	Trico Bancshares	31,309

506	Tristate Capital Holdings Inc., (2)	6,330

5,191	Trustmark Corporation, (3)	140,988

2,508	UMB Financial Corporation	147,771

8,654	Umpqua Holdings Corporation, (3)	141,666

1,562	Union First Market Bankshares Corporation, (3)	37,675

3,891	United Bankshares, Inc., (3)	115,096

3,330	United Community Banks, Inc., (2)	51,915

1,290	Univest Corporation of Pennsylvania	25,761

869	VantageSouth Bancshares Inc., (2)	4,249

3,089	ViewPoint Financial Group, (3)	67,371

2,084	Virginia Commerce Bancorp, Inc., (2)	33,407

1,198	Washington Banking Company	20,378

1,118	Washington Trust Bancorp, Inc.	36,771

6,977	Webster Financial Corporation	194,589

2,003	WesBanco, Inc.	58,888

1,206	West Bancorp, Inc.	16,667

1,943	Westamerica Bancorp., (3)	100,026

5,726	Western Alliance Bancorporation, (2)	121,105

4,787	Wilshire Bancorp, Inc.	40,546

2,668	Wintrust Financial Corporation, (3)	116,085

1,112	Yadkin Financial Inc., (2)	18,259
	Total Commercial Banks	8,626,226

	Commercial Services & Supplies – 1.9%

4,225	ABM Industries Inc.	116,230

8,777	Acco Brands Corporation, (2), (3)	51,345

1,705	Acorn Energy Inc., (3)	6,411

1,424	American Ecology Corporation	50,623

2,913	ARC Document Solutions, (2)	18,177

3,707	Brinks Company	116,400

2,986	Casella Waste Systems, Inc., (2)	17,647

1,356	CECO Environmental Corporation, (3)	23,942

4,165	Cenveo Inc., (2), (3)	13,078

73	CompX International Inc.	1,036

559	Consolidated Graphics Inc., (2)	35,826

885	Courier Corporation, (3)	15,036

3,932	Deluxe Corporation, (3)	185,158

68	Nuveen Investments

Shares	Description (1)	Value

	Commercial Services & Supplies (continued)

2,031	EnerNOC, Inc., (2)	$33,776

2,023	Ennis Inc.	35,908

1,512	G&K Services, Inc.	94,349

4,930	Healthcare Services Group, Inc., (3)	135,033

683	Heritage-Crystal Clean, Inc., (2), (3)	12,069

3,515	HNI Corporation	136,558

3,428	Innerworkings, Inc., (2), (3)	32,806

4,587	Interface, Inc.	92,887

732	Intersections, Inc.	6,273

2,508	Kimball International Inc., Class B	29,344

3,724	Knoll Inc.	61,148

1,948	McGrath Rentcorp.	69,485

4,532	Miller (Herman) Inc.	137,501

2,189	Mine Safety Appliances Company	105,422

2,964	Mobile Mini, Inc., (2)	107,060

947	Multi Color Corporation	32,984

522	NL Industries Inc.	6,087

1,726	Performant Financial Corporation, (2)	17,208

1,932	Quad Graphics Inc.	67,465

1,042	Schawk Inc.	15,234

1,192	Standard Parking Corporation, (2)	31,552

6,518	Steelcase Inc., (3)	106,830

8,798	Swisher Hygiene Inc., (2)	5,312

1,591	Team, Inc., (2)	59,328

5,019	Tetra Tech, Inc., (2)	131,146

1,250	TRC Companies, (2)	9,613

1,132	UniFirst Corporation	116,392

3,135	United Stationers, Inc.	139,319

1,572	Viad Corporation	41,972

1,646	West Corporation	36,245
	Total Commercial Services & Supplies	2,557,215

	Communications Equipment – 1.7%

4,582	ADTRAN, Inc.	107,585

890	Alliance Fiber, (3)	16,527

898	Anaren Microwave Inc., (2)	22,432

9,006	Arris Group Inc., (2)	160,847

8,809	Aruba Networks, Inc., (2), (3)	165,257

4,735	Aviat Networks Inc., (2)	9,754

786	Bel Fuse, Inc., Class B	16,537

Nuveen Investments	69

Portfolio of Investments October 31, 2013

Nuveen Small Cap Index Fund (continued)

Shares	Description (1)	Value

	Communications Equipment (continued)

1,247	Black Box Corporation	$31,225

2,710	CalAmp Corporation, (2)	63,766

3,095	Calix Inc., (2)	31,476

7,848	Ciena Corporation, (2)	182,623

1,301	Comtech Telecom Corporation	39,056

1,999	Digi International, Inc., (2)	20,150

7,024	Emulex Corporation, (2)	52,891

6,700	Extreme Networks Inc., (2)	35,912

7,223	Finisar Corporation, (2)	166,201

1,828	Globecom Systems, Inc., (2)	25,647

8,160	Harmonic Inc., (2)	59,650

8,958	Infinera Corporation, (2), (3)	91,461

3,182	Interdigital Inc., (3)	123,303

4,366	IXIA, (2)	61,910

1,199	KVH Industries, Inc., (2)	16,474

2,979	Netgear, Inc., (2)	85,676

1,081	Numerex Corporation, (2)	12,767

1,472	Oplink Communications, Inc., (2)	26,864

6,843	Parkervision, Inc., (2), (3)	18,750

1,428	PCTEL, Inc.	13,152

3,346	Plantronics Inc.	143,677

1,589	Procera Networks Inc., (2), (3)	22,484

3,365	Ruckus Wireless Incorporated, (2)	48,793

4,551	ShoreTel, Inc., (2)	36,180

16,680	Sonus Networks, Inc., (2)	50,040

3,168	Symmetricom Inc., (2)	22,715

27,487	Tellabs Inc.	67,068

423	Tessco Technologies Inc.	14,987

973	Ubiquiti Networks Inc.	37,538

3,058	ViaSat, Inc., (2), (3)	202,195

3,411	Westell Technologies Inc., Class A, (2)	12,245
	Total Communications Equipment	2,315,815

	Computers & Peripherals – 0.4%

2,402	Avid Technology Inc., (2)	17,895

3,063	Cray, Inc., (2)	68,489

1,218	Datalink Corporation, (2)	12,509

3,588	Electronics For Imaging, (2)	123,104

5,879	Fusion-io Inc., (2)	63,199

1,810	Hutchinson Technology Inc., (2), (3)	6,733

70	Nuveen Investments

Shares	Description (1)	Value

	Computers & Peripherals (continued)

2,621	Imation Corporation, (2)	$12,188

2,157	Immersion Corporation, (2)	27,437

6,883	QLogic Corporation, (2)	85,005

16,411	Quantum Corporation, (2)	20,350

2,615	Silicon Graphics International Corporation, (2)	33,394

2,463	Super Micro Computer Inc., (2)	34,285
	Total Computers & Peripherals	504,588

	Construction & Engineering – 0.8%

3,025	Aegion Corporation, (2)	62,013

1,512	Ameresco Inc., Class A Shares, (2), (3)	15,816

1,080	Argan, Inc.	24,030

2,875	Comfort Systems USA Inc.	53,561

2,556	Dycom Industries Inc., (2)	75,785

5,188	Emcor Group Inc.	192,267

2,891	Furmanite Corporation, (2)	32,524

3,001	Granite Construction Inc.	97,082

4,592	Great Lakes Dredge & Dock Corporation	37,287

1,532	Layne Christensen Company, (2), (3)	29,629

4,593	MasTec Inc., (2), (3)	146,838

1,622	MYR Group Inc., (2)	42,902

729	Northwest Pipe Company, (2)	26,266

2,107	Orion Marine Group Inc., (2)	26,338

2,006	Pike Electric Corporation	21,685

2,728	Primoris Services Corporation	71,037

1,285	Sterling Construction Company, Inc., (2)	12,336

2,866	Tutor Perini Corporation, (2), (3)	65,775
	Total Construction & Engineering	1,033,171

	Construction Materials – 0.1%

5,649	Headwater Inc., (2)	49,316

1,682	Texas Industries Inc., (2), (3)	90,323

150	United States Lime & Minerals, Inc., (2)	8,334

1,041	U.S. Concrete, Inc., (2)	22,746
	Total Construction Materials	170,719

	Consumer Finance – 0.7%

2,206	Cash America International, Inc., (3)	87,027

1,393	Consumer Portfolio Services, Inc., (2)	9,361

549	Credit Acceptance Corporation, (2)	64,947

3,131	DFC Global Corporation, (2), (3)	37,885

1,934	Encore Capital Group, Inc., (2), (3)	94,476

Nuveen Investments	71

Portfolio of Investments October 31, 2013

Nuveen Small Cap Index Fund (continued)

Shares	Description (1)	Value

	Consumer Finance (continued)

3,946	EZCORP, Inc., (2)	$62,071

2,256	First Cash Financial Services, Inc., (2)	136,465

7,061	First Marblehead Corporation, (2)	6,779

1,995	Green Dot Corporation, Class A Shares, (2)	42,813

1,244	Imperial Holdings, Incorporated, (2)	7,290

1,769	Nelnet Inc.	75,412

794	Nicholas Financial, Inc.	12,744

3,921	Porfolio Recovery Associates, Inc., (2), (3)	233,103

415	Regional Management Corporation, (2)	13,284

718	World Acceptance Corporation, (2), (3)	74,758
	Total Consumer Finance	958,415

	Containers & Packaging – 0.2%

338	AEP Industries, Inc., (2)	20,084

4,279	Berry Plastics Corporation, (2)	85,922

16,228	Graphic Packaging Holding Company, (2)	136,315

2,179	Myers Industries, Inc.	38,830

430	UFP Technologies, Inc., (2)	9,912
	Total Containers & Packaging	291,063

	Distributors – 0.2%

1,444	Audiovox Corporation, (2), (3)	22,396

888	Core-Mark Holding Company, Inc.	62,808

3,601	Pool Corporation	195,822

493	Weyco Group, Inc.	14,164
	Total Distributors	295,190

	Diversified Consumer Services – 1.2%

1,361	American Public Education Inc., (2)	54,481

1,093	Ascent Media Corporation, (2)	92,271

1,417	Bridgepoint Education Inc., (2)	27,773

916	Bright Horizons Family Solutions Inc., (2)	34,121

855	Capella Education Company, (2)	52,087

4,265	Career Education Corporation, (2), (3)	23,372

1,214	Carriage Services Inc.	24,389

6,128	Corinthian Colleges Inc., (2)	13,114

1,974	Education Management Corporation, (2), (3)	30,202

3,510	Grand Canyon Education Inc., (2)	165,918

4,249	Hillenbrand Inc.	119,907

1,805	ITT Educational Services, Inc., (2)	72,417

330	JTH Holdings Inc., Class A Shares, (2), (3)	6,518

2,100	K12, Inc., (2)	38,388

72	Nuveen Investments

Shares	Description (1)	Value

	Diversified Consumer Services (continued)

4,690	LifeLock, Incorporated, (2)	$75,462

1,856	Lincoln Educational Services Corporation	8,872

935	Mac-Gray Corporation	19,710

2,134	Matthews International Corporation	86,640

2,174	Outerwall Inc., (2), (3)	141,267

3,673	Regis Corporation	53,259

5,278	Sothebys Holdings Inc., (3)	273,928

1,134	Steiner Leisure Limited, (2)	63,527

5,600	Stewart Enterprises Class A	73,976

835	Strayer Education Inc.	33,008

1,640	Universal Technical Institute Inc.	21,796
	Total Diversified Consumer Services	1,606,403

	Diversified Financial Services – 0.3%

157	California First National Bancorp.	2,802

851	Gain Capital Holdings Inc.	8,910

2,900	Marketaxess	189,167

638	Marlin Business Services Corporation	17,590

2,029	Newstar Financial, Inc., (2), (3)	35,325

4,413	PHH Corporation, (2)	106,133

1,758	PICO Holdings, Inc., (2)	41,278

939	Resource America Inc.	8,104
	Total Diversified Financial Services	409,309

	Diversified Telecommunication Services – 0.5%

5,576	8X8, Inc., (2)	63,901

710	Atlantic Tele-Network, Inc.	39,348

2,074	Cbeyond Inc., (2)	13,357

16,074	Cincinnati Bell Inc., (2)	45,972

3,650	Cogent Communications Group, Inc.	128,225

3,101	Consolidated Communications Holdings, Inc., (3)	57,772

1,604	FairPoint Communications Inc., (2)	14,981

2,433	General Communication, Inc., (2)	23,138

800	Hawaiian Telcom Holdco Inc., (2), (3)	21,264

1,050	Hickory Tech Corporation	14,049

1,188	IDT Corporation	26,005

4,125	inContact, Inc., (2), (3)	31,309

2,515	Inteliquent Incn	32,318

4,963	Iridium Communications Inc., (2), (3)	29,927

1,194	Lumos Networks Corporation	26,280

2,801	Orbcomm, Inc., (2)	16,890

Nuveen Investments	73

Portfolio of Investments October 31, 2013

Nuveen Small Cap Index Fund (continued)

Shares	Description (1)	Value

	Diversified Telecommunication Services (continued)

3,719	Premiere Global Services, Inc., (2)	$33,508

901	PTGI Holdings Inc.	3,172

594	Straight Path Communications Inc., Class B Shares, (2)	3,243

5,133	TowerStream Corporation, (2), (3)	12,319

1,434	VocalTec Communications Limited, (2), (3)	16,176

12,009	Vonage Holdings Corporation, (2)	44,794
	Total Diversified Telecommunication Services	697,948

	Electric Utilities – 1.2%

3,087	ALLETE Inc	155,986

4,673	Cleco Corporation	216,547

3,109	El Paso Electric Company	109,344

3,299	Empire District Electric Company	74,195

3,884	IDACORP, INC	200,414

1,787	MGE Energy, Inc.	100,626

679	NRG Yield Inc., Class A Shares, (2)	24,050

2,803	Otter Tail Power Corporation	83,613

6,158	PNM Resources Inc.	147,299

5,850	Portland General Electric Company, (3)	167,895

3,919	UIL Holdings Corporation	150,960

1,067	Unitil Corp.	32,245

3,204	UNS Energy Corporation	158,534
	Total Electric Utilities	1,621,708

	Electrical Equipment – 1.4%

3,312	Acuity Brands Inc.	332,889

3,772	American Superconductor Corporation, (2), (3)	8,223

1,970	AZZ Inc.	88,453

3,572	Brady Corporation	104,267

23,545	Capstone Turbine Corporation, (2), (3)	29,902

664	Coleman Cable Inc.	16,334

1,597	Encore Wire Corporation	79,099

3,721	EnerSys	246,888

1,234	Enphase Energy Incorporated, (2), (3)	9,317

3,666	Franklin Electric Company, Inc.	138,758

12,267	Fuelcell Energy Inc., (2), (3)	16,438

3,985	Generac Holdings Inc.	196,660

3,846	General Cable Corporation, (3)	126,649

1,316	Global Power Equipment Group Inc.	26,794

9,033	GrafTech International Ltd., (2), (3)	80,394

3,947	II VI Inc., (2)	67,336

1,671	LSI Industries, Inc., (3)	15,390

74	Nuveen Investments

Shares	Description (1)	Value

	Electrical Equipment (continued)

3,607	Polypore International Inc., (2), (3)	$163,036

711	Powell Industries Inc., (2)	44,672

167	Power Solutions International Inc., (2)	9,729

1,465	PowerSecure International, Inc., (2)	26,487

199	Preformed Line Products Company	16,720

2,292	Revolution Lighting Technologies Inc., (2)	6,853

2,096	Thermon Group Holdings Inc., (2)	49,277

1,366	Vicor Corporation, (2)	12,034
	Total Electrical Equipment	1,912,599

	Electronic Equipment & Instruments – 2.4%

1,516	Aeroflex Holding Corporation, (2)	11,749

1,099	Agilysys Inc., (2)	12,913

2,096	Anixter International Inc., (2)	179,187

743	Audience Incorporated, (2)	8,485

1,111	Badger Meter Inc., (3)	57,783

3,403	Belden Inc.	228,886

4,203	Benchmark Electronics Inc., (2)	95,534

3,172	Checkpoint Systems Inc., (2)	53,987

6,718	Cognex Corporation	209,938

1,882	Coherent Inc.	124,570

2,592	CTS Corporation	48,263

2,824	Daktronics Inc.	33,775

1,412	DTS, Inc., (2)	28,240

1,452	Electro Rent Corporation	26,339

1,843	Electro Scientific Industries Inc.	22,079

2,192	Fabrinet, (2)	36,694

1,321	FARO Technologies, Inc., (2)	62,748

2,981	FEI Company, (3)	265,547

2,347	GSI Group, Inc., (2)	23,423

3,364	Insight Enterprises Inc., (2)	70,879

4,388	InvenSense Incorporated, (2), (3)	74,113

3,056	Itron Inc., (2)	130,400

3,472	Kemet Corporation, (2)	19,686

1,708	Littelfuse Inc.	145,231

2,256	Maxwell Technologies, Inc., (2)	16,920

1,194	Measurement Specialties, Inc., (2)	66,542

2,498	Mercury Computer Systems Inc., (2)	23,032

205	Mesa Laboratories, Inc.	14,274

2,865	Methode Electronics, Inc.	73,287

Nuveen Investments	75

Portfolio of Investments October 31, 2013

Nuveen Small Cap Index Fund (continued)

Shares	Description (1)	Value

	Electronic Equipment & Instruments (continued)

1,223	MTS Systems Corporation	$79,886

679	Multi Fineline Electronix, Inc., (2), (3)	9,105

1,942	Neonode Incorporated, (2), (3)	10,506

3,021	Newport Corporation, (2)	47,943

1,541	OSI Systems Inc., (2)	112,246

1,610	Park Electrochemical Corporation	45,161

721	PC Connection, Inc.	14,413

2,636	Plexus Corporation, (2)	100,906

1,798	Radisys Corporation, (2)	5,430

3,129	RealD Inc., (2)	21,653

876	Richardson Electronics Limited	10,092

2,185	Rofin Sinar Technologies Inc., (2)	57,356

1,319	Rogers Corporation, (2)	80,406

6,399	Sanmina-SCI Corporation, (2)	93,169

2,155	ScanSource, Inc., (2)	82,881

3,095	Speed Commerce Inc., (2)	11,359

2,041	SYNNEX Corporation, (2)	125,113

4,092	TTM Technologies, Inc., (2)	35,805

782	Uni-Pixel Inc., (2), (3)	12,864

3,109	Universal Display Corporation, (2), (3)	99,177

285	Viasystems Group Inc., (2)	4,275

912	Vishay Precision Group Inc., (2), (3)	14,957

1,286	Zygo Corporation, (2)	19,856
	Total Electronic Equipment & Instruments	3,259,063

	Energy Equipment & Services – 1.8%

2,313	Basic Energy Services, Inc., (2)	33,932

667	Bolt Technology Corporation	11,933

2,794	Bristow Group Inc.	224,833

3,483	C&J Energy Services Inc., (2)	80,248

7,571	Cal Dive International Inc., (2), (3)	14,915

1,530	Carbo Ceramics Inc., (3)	191,770

623	Dawson Geophysical Company, (2)	18,217

1,555	ERA Group Incorporated, (2)	49,138

4,451	Exterran Holdings, Inc., (2)	127,076

3,042	Forum Energy Technologies Incorporated, (2)	89,009

998	Geospace Technologies Corporation, (2)	97,225

1,765	Global Geophysical Services Inc., (2)	4,218

1,117	Gulf Island Fabrication, Inc.	28,171

2,063	Gulfmark Offshore Inc.	102,696

76	Nuveen Investments

Shares	Description (1)	Value

	Energy Equipment & Services (continued)

8,189	Helix Energy Solutions Group, (2)	$193,752

12,329	Hercules Offshore Inc., (2)	83,837

2,767	Hornbeck Offshore Services Inc., (2)	152,932

10,294	ION Geophysical Corporation, (2)	47,764

11,774	Key Energy Services Inc., (2)	92,073

2,016	Matrix Service Company, (2)	41,913

992	Mitcham Industries, Inc., (2)	16,507

957	Natural Gas Services Group, (2)	26,786

6,660	Newpark Resources Inc., (2), (3)	84,915

11,027	Nuverra Environmental Solutions, (2)	26,906

9,208	Parker Drilling Company, (2), (3)	66,298

972	PHI Inc Non-Voting, (2)	38,705

4,806	Pioneer Energy Services Corporation, (2)	40,370

916	RigNet, Inc., (2)	33,764

1,554	SeaCor Smit Inc., (3)	151,981

2,335	Tesco Corporation, (2)	40,115

6,050	TETRA Technologies, (2)	78,469

1,167	TGC Industries Inc.	8,601

15,538	Vantage Drilling Company, (2)	27,658

3,090	Willbros Group Inc., (2)	30,158
	Total Energy Equipment & Services	2,356,885

	Food & Staples Retailing – 1.3%

1,445	Andersons, Inc.	107,190

91	Arden Group, Inc.	11,830

2,964	Casey’s General Stores, Inc.	216,016

1,213	Fairway Group Holdings Inc., (2), (3)	29,634

3,823	Harris Teeter Supermarkets Incorporated	188,550

975	Ingles Markets, Inc., (3)	25,165

948	Nash Finch Company	26,601

685	Natural Grocers by Vitamin Cottage Incorporated, (2), (3)	27,332

1,821	Pantry, Inc., (2)	24,383

1,458	PriceSmart, Inc., (3)	165,906

56,445	Rite Aid Corporation, (2)	300,852

1,947	Roundys Inc.	18,107

1,693	Spartan Stores, Inc., (3)	39,836

15,692	SUPERVALU INC., (2)	110,315

1,395	Susser Holdings Corporation, (2), (3)	76,502

1,082	The Chef’s Warehouse Inc., (2)	25,925

3,812	United Natural Foods Inc., (2)	272,367

Nuveen Investments	77

Portfolio of Investments October 31, 2013

Nuveen Small Cap Index Fund (continued)

Shares	Description (1)	Value

	Food & Staples Retailing (continued)

489	Village Super Market, Inc.	$17,927

851	Weis Markets Inc.	43,546
	Total Food & Staples Retailing	1,727,984

	Food Products – 1.5%

208	Alico Inc.	8,312

1,059	Annie’s Incorporated, (2)	50,038

4,087	B&G Foods Inc.	138,345

4,600	Boulder Brands Inc., (2), (3)	75,394

946	Calavo Growers, Inc.	28,087

1,148	Cal-Maine Foods, Inc.	58,238

3,591	Chiquita Brands International Inc., (2)	37,167

9,137	Darling International Inc., (2)	212,618

1,721	Diamond Foods Inc., (2), (3)	42,010

3,970	Dole Food Company Inc., (2)	53,794

503	Farmer Brothers Company, (2), (3)	9,084

2,727	Fresh Del Monte Produce Inc.	72,511

207	Griffin Land & Nurseries, Inc.	6,831

2,968	Hain Celestial Group Inc., (2), (3)	247,027

1,086	Inventure Group, (2)	12,228

1,155	J&K Snack Foods Corporation	98,833

632	John B Sanfillippo & Son, Inc.	15,535

1,431	Lancaster Colony Corporation	118,759

357	Lifeway Foods, Inc.	5,223

773	Limoneira Company	20,361

1,539	Omega Protein Corporation, (2)	14,405

4,685	Pilgrim’s Pride Corporation, (2)	66,386

2,526	Post Holdings Inc., (2)	108,492

1,779	Sanderson Farms Inc.	112,451

22	Seaboard Corproation	60,060

629	Seneca Foods Corporation, (2)	18,442

3,676	Snyders Lance Inc.	110,243

1,513	Tootsie Roll Industries Inc., (3)	48,416

2,802	Treehouse Foods Inc., (2)	205,275
	Total Food Products	2,054,565

	Gas Utilities – 0.8%

744	Chesapeake Utilities Corporation	40,481

530	Delta Natural Gas Company, Inc.	11,830

2,524	Laclede Group Inc.	118,805

3,229	New Jersey Resources Corporation	148,631

78	Nuveen Investments

Shares	Description (1)	Value

	Gas Utilities (continued)

2,083	Northwest Natural Gas Company	$90,465

5,837	Piedmont Natural Gas Company, (3)	199,275

2,470	South Jersey Industries Inc., (3)	147,089

3,581	Southwest Gas Corporation	194,305

3,725	WGL Holdings Inc.	167,662
	Total Gas Utilities	1,118,543

	Health Care Equipment & Supplies – 3.2%

1,708	Abaxis, Inc.	61,027

2,995	Abiomed, Inc., (2)	71,820

5,730	Accuray, Inc., (2), (3)	38,678

5,634	Align Technology, Inc., (2), (3)	321,476

4,793	Alphatec Holdings, Inc., (2)	8,723

947	Analogic Corporation	87,342

1,904	AngioDynamics, Inc., (2)	29,931

928	Anika Therapeutics, Inc., (2)	27,719

8,714	Antares Pharma Inc., (2), (3)	34,856

2,179	Arthrocare Corporation, (2)	81,582

1,619	AtriCure, Inc., (2)	22,423

121	ATRION Corporation	32,329

2,466	Biolase Technology, Inc., (2), (3)	4,611

2,534	Cantel Medical Corporation	88,943

1,618	Cardiovascular Systems, Inc., (2)	49,106

5,389	Cerus Corporation, (2), (3)	34,005

2,144	Conmed Corporation	77,763

2,123	CryoLife Inc.	19,086

1,135	Cutera, Inc., (2)	11,407

1,991	Cyberonics, (2)	115,000

1,481	Cynosure, Inc., (2), (3)	32,004

1,059	Derma Sciences Inc., (2), (3)	12,253

5,466	DexCom, Inc., (2)	157,038

4,854	Endologix, Inc., (2)	87,712

722	Exactech, Inc., (2)	16,389

2,767	Genmark Diagnostics Inc., (2), (3)	33,481

4,222	Globus Medical Inc, Class A, (2)	81,062

1,848	Greatbatch, Inc., (2)	70,446

3,949	Haemonetics Corporation, (2)	160,171

1,264	Heartware International Inc., (2)	91,716

1,001	ICU Medical, Inc., (2)	61,862

4,131	Insulet Corporation, (2)	161,192

Nuveen Investments	79

Portfolio of Investments October 31, 2013

Nuveen Small Cap Index Fund (continued)

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

1,545	Integra Lifesciences Holdings Corporation, (2), (3)	$70,730

2,475	Invacare Corporation	53,138

3,251	Mako Surgical Corporation, (2)	96,912

3,765	Masimo Corporation, (3)	96,459

1,125	Medical Action Industries, Inc., (2)	6,818

3,206	Meridian Bioscience, Inc.	79,252

3,290	Merit Medical Systems, Inc., (2)	52,607

2,350	Natus Medical, Inc., (2)	46,366

9,244	Navidea Biopharmaceuticals Incorporated, (2)	18,488

2,774	Neogen Corporation, (2), (3)	128,191

3,420	NuVasive, Inc., (2)	108,688

4,618	Nxstage Medical, Inc., (2)	61,281

4,293	OraSure Technologies, Inc., (2), (3)	27,990

1,503	Orthofix International NV, (2)	30,796

1,085	PhotoMedex, Inc., (2)	13,714

2,170	Quidel Corporation, (2), (3)	53,599

838	Rochester Medical Corporation, (2)	16,743

3,034	Rockwell Medical Technologies, Inc., (2), (3)	34,952

4,350	RTI Biologics Inc., (2)	12,137

5,485	Solta Medical Inc., (2)	10,147

3,119	Spectranetics Corporation, (2)	65,156

2,840	STAAR Surgical Company, (2)	37,602

4,556	Steris Corporation	205,886

1,120	Surmodics Inc., (2)	26,410

2,882	Symmetry Medical, Inc., (2)	23,344

1,977	TearLab Corporation, (2), (3)	20,620

4,431	Thoratec Corporation, (2)	191,375

2,011	Tornier N.V, (2), (3)	43,257

7,053	Unilife Corporation, (2), (3)	21,371

255	Utah Medical Products, Inc.	14,193

1,277	Vascular Solutions, Inc., (2)	25,055

4,217	Volcano Corporation, (2), (3)	80,840

4,982	West Pharmaceutical Services Inc.	240,880

3,123	Wright Medical Group, Inc., (2), (3)	84,852

1,367	Zeltiq Aesthetics Inc, (2)	17,730
	Total Health Care Equipment & Supplies	4,300,732

	Health Care Providers & Services – 2.3%

2,738	Acadia Healthcare Company Inc., (2), (3)	118,720

4,546	Accretive Health Inc., (2)	37,550

80	Nuveen Investments

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

423	Addus HomeCare Corporation, (2)	$10,935

3,006	Air Methods Corporation, (3)	131,422

386	Alliance Imaging Inc., (2)	9,731

570	Almost Family, Inc.	10,961

2,432	Amedisys, Inc., (2), (3)	39,593

3,559	AMN Healthcare Services Inc., (2)	44,132

2,473	AmSurg Corporation, (2)	106,067

1,891	Bio-Reference Laboratories, Inc., (2), (3)	61,287

4,506	Bioscrip, Inc., (2)	31,587

2,214	Capital Senior Living Corporation, (2), (3)	49,107

4,207	Centene Corporation, (2)	236,265

1,360	Chemed Corporation, (3)	92,235

919	Chindex International, Inc., (2)	15,467

882	Corvel Corporation, (2)	36,691

2,098	Cross Country Healthcare, Inc., (2)	12,462

3,115	Emeritus Corporation, (2)	59,683

1,503	Ensign Group Inc.	63,998

2,340	ExamWorks Group Inc., (2)	60,489

3,313	Five Star Quality Care Inc., (2), (3)	16,797

2,421	Gentiva Health Services, Inc., (2)	27,720

2,680	Hanger Orthopedic Group Inc., (2)	98,356

6,743	HealthSouth Corporation	236,747

2,644	Healthways Inc., (2)	25,462

1,296	IPC The Hospitalist Company, Inc., (2)	71,008

4,178	Kindred Healthcare Inc.	57,991

736	Landauer Inc.	35,622

933	LHC Group, Inc., (2)	19,220

2,093	Magellan Health Services, Inc., (2)	122,859

2,191	Molina Healthcare Inc., (2)	69,323

990	MWI Veterinary Supply, Inc., (2)	157,054

831	National Healthcare Corporation	40,204

758	National Research Corporation, (2)	13,295

4,895	Owens and Minor Inc., (3)	183,171

2,296	Pharmerica Corporation, (2)	33,889

820	Providence Service Corporation, (2)	24,510

3,762	Select Medical Corporation	31,902

1,533	Skilled Healthcare Group Inc., (2)	6,531

5,310	Team Health Holdings Inc., (2)	230,666

1,831	Triple-S Management Corporation, Class B Shares, (2)	32,610

Nuveen Investments	81

Portfolio of Investments October 31, 2013

Nuveen Small Cap Index Fund (continued)

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

2,969	Universal American Corporation	$22,030

932	US Physical Therapy, Inc.	29,749

77	USMD Holdings Inc., (2)	2,143

3,360	Wellcare Health Plans Inc., (2)	224,045
	Total Health Care Providers & Services	3,041,286

	Health Care Technology – 0.9%

2,831	AthenaHealth Inc., (2), (3)	377,967

799	Computer Programs and Systems, Inc.	45,575

1,040	Greenway Medical Technologies Inc., (2)	21,164

1,557	Healthstream, Inc., (2)	55,616

6,779	HMS Holdings Corporation, (2)	143,240

4,710	MedAssets Inc., (2)	108,471

2,056	Medidata Solutions, Inc., (2)	226,797

5,047	Merge Healthcare Incorporated, (2)	12,819

2,654	Omnicell, Inc., (2)	61,228

3,084	Quality Systems Inc.	70,377

1,518	Vocera Communications Incorporated, (2)	25,548
	Total Health Care Technology	1,148,802

	Hotels, Restaurants & Leisure – 2.6%

1,846	AFC Enterprises, Inc., (2)	82,295

106	Biglari Holdings Inc., (2), (3)	46,218

1,906	BJ’s Restaurants, Inc., (2)	51,576

4,275	Bloomin Brands, (2)	107,003

2,156	Bob Evans Farms	123,086

5,361	Boyd Gaming Corporation, (2)	56,612

1,514	Bravo Brio Restaurant Group, (2)	22,604

1,450	Buffalo Wild Wings, Inc., (2), (3)	206,741

3,108	Caesar’s Entertainment Corporation, (2), (3)	54,141

1,830	Carrols Restaurant Group, Inc., (2)	10,614

1,519	CBRL Group Inc., (3)	166,893

1,374	CEC Entertainment Inc.	63,685

3,733	Cheesecake Factory Inc., (3)	176,384

1,063	Churchill Downs Inc.	91,322

1,254	Chuy’s Holdings Inc., (2), (3)	47,150

826	Del Friscos Restaurant Group, (2)	14,951

7,094	Denny’s Corporation, (2)	45,047

1,374	Diamond Resorts International Inc., (2)	26,216

1,279	DineEquity Inc., (3)	104,968

829	Diversified Restaurant Holdings Inc., (2)	5,728

82	Nuveen Investments

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure (continued)

499	Einstein Noah Restaurant Group	$8,902

1,532	Fiesta Restaurant Group, (2)	64,941

557	Ignite Restaurant Group, Incorporated, (2), (3)	8,945

3,044	Interval Leisure Group Inc.	73,878

2,153	Intl Speedway Corporation, (3)	70,425

1,636	Isle of Capri Casinos, (2)	13,268

3,439	Jack in the Box Inc., Term Loan, (2)	139,899

1,292	Jamba, Inc., (2)	14,755

5,062	Krispy Kreme Doughnuts Inc., (2)	122,804

3,328	Life Time Fitness Inc., (2), (3)	151,158

1,543	Luby’s Inc., (2)	11,819

1,432	Marcus Corporation	20,564

2,254	Marriott Vacations World, (2)	112,880

663	Monarch Casino & Resort, Inc., (2)	11,211

2,059	Morgans Hotel Group Company, (2), (3)	14,742

2,231	Multimedia Games, Inc., (2)	72,530

210	Nathan’s Famous, Inc., (2)	10,777

439	Noodles & Company, (2), (3)	19,224

7,406	Orient Express Hotels Limited, (2)	98,574

1,238	Papa John’s International, Inc.	93,679

4,514	Pinnacle Entertainment Inc., (2)	105,628

1,095	Red Robin Gourmet Burgers, Inc., (2)	83,417

4,710	Ruby Tuesday, Inc., (2), (3)	27,930

2,770	Ruth’s Chris Steak House, Inc.	33,766

3,690	Scientific Games Corporation, (2)	67,453

4,351	Shuffle Master Inc., (2)	100,856

4,340	Sonic Corporation, (2), (3)	83,762

899	Speedway Motorsports Inc.	16,416

4,826	Texas Roadhouse, Inc.	132,329

1,857	Town Sports International, (3)	23,992

2,775	Vail Resorts, Inc., (3)	195,499
	Total Hotels, Restaurants & Leisure	3,509,257

	Household Durables – 1.0%

857	Bassett Furniture, Inc.	11,998

1,939	Beazer Homes USA, Inc., (2), (3)	35,232

719	Blyth Inc., (3)	9,929

539	Cavco Industries, Inc., (2), (3)	31,569

655	CSS Industries Inc.	16,958

1,918	Ethan Allen Interiors Inc., (3)	51,096

Nuveen Investments	83

Portfolio of Investments October 31, 2013

Nuveen Small Cap Index Fund (continued)

Shares	Description (1)	Value

	Household Durables (continued)

755	EveryWare Global Inc., (2)	$7,263

379	Flexsteel Industries, Inc.	10,407

2,467	Helen of Troy Limited, (2)	115,258

831	Hooker Furniture Corporation	13,130

8,748	Hovnanian Enterprises Inc., (2), (3)	44,265

2,185	Irobot Corporation, (2)	74,006

6,459	KB Home, (3)	109,609

4,048	La Z Boy Inc.	93,428

1,623	Libbey Inc., (2)	34,651

790	Lifetime Brands, Inc.	12,371

1,868	M/I Homes, Inc., (2), (3)	38,238

3,020	MDC Holdings Inc.	88,154

2,795	Meritage Corporation, (2)	126,865

382	Nacco Industries Inc.	21,763

3,565	Ryland Group Inc., (3)	143,313

1,393	Skullcandy Inc., (2)	8,748

11,456	Standard Pacific Corporation, (2)	90,846

1,142	Tri Pointe Homes, Incorporated, (2), (3)	18,181

598	UCP Inc., Class A, (2)	8,432

1,159	Univeral Electronics Inc., (2)	45,097

525	WCI Communities Inc., (2), (3)	9,471

1,063	William Lyon Homes Inc, Class A Shares, (2)	24,630

2,377	Zagg Inc., (2), (3)	11,267
	Total Household Durables	1,306,175

	Household Products – 0.2%

3,236	Central Garden & Pet Company, (2)	23,817

2,552	Harbinger Group Inc., (2)	27,791

373	Oil Dri Corporation, (3)	13,238

463	Orchids Paper Products Company	14,122

1,663	Spectrum Brands Inc.	109,625

1,195	WD 40 Company	86,626
	Total Household Products	275,219

	Independent Power Producers & Energy Traders – 0.2%

9,263	Atlantic Power Corporation	41,591

7,730	Dynegy Inc., (2), (3)	150,194

997	Genie Energy Limited, Class B Shares, (2)	10,299

1,366	Ormat Technologies Inc.	35,612
	Total Independent Power Producers & Energy Traders	237,696

	Industrial Conglomerates – 0.1%

2,810	Raven Industries, Inc.	93,742

84	Nuveen Investments

Shares	Description (1)	Value

	Insurance – 2.1%

3,478	Ambac Financial Group, Inc., (2)	$70,221

4,949	American Equity Investment Life Holding Company, (3)	103,137

1,421	Amerisafe, Inc.	54,709

2,398	Amtrust Financial Services, Inc., (3)	91,987

2,101	Argo Group International Holdings Inc.	88,200

714	Baldwin & Lyons, Class B	19,514

3,358	Citizens Inc., (2)	28,207

17,175	CNO Financial Group Inc.	267,587

2,030	Crawford & Co	22,310

534	Donegal Group, Inc., B	8,464

498	Eastern Insurance Holdings, Inc.	12,171

1,419	eHealth, Inc., (2)	60,478

349	EMC Insurance Group Inc.	11,880

2,393	Employers Holdings, Inc.	71,958

626	Enstar Group, Limited, (2)	85,092

686	FBL Financial Group Inc.	30,692

8,363	First American Corporation	216,267

496	Fortegra Financial Corp, (2)	3,656

727	Global Indemnity PLC, (2)	17,906

2,181	Greenlight Capital Re, Ltd, (2)	67,153

1,098	Hallmark Financial Services, Inc., (2)	9,344

717	HCI Group Inc., (3)	31,505

328	Health Insurance Innnovations Inc., (2)	3,982

4,797	Hilltop Holdings Inc., (2)	83,180

3,069	Horace Mann Educators Corporation	85,011

605	Independence Holding Company	8,301

891	Infinity Property and Casualty Corporation	61,105

103	Investors Title Company	8,048

306	Kansas City Life Insurance Company	14,045

3,853	Maiden Holdings, Ltd	42,190

3,856	Meadowbrook Insurance Group, Inc.	25,604

3,578	Montpelier Re Holdings Limited	98,789

514	National Interstate Corporation	13,431

169	National Western Life Insurance Company, (3)	35,152

800	Navigators Group, Inc., (2)	44,992

1,569	OneBeacon Insurance Group Limited, Class A	25,041

449	Phoenix Companies Inc., (2)	17,318

2,263	Platinum Underwriters Holdings Limited	140,736

4,406	Primerica Inc.	189,238

Nuveen Investments	85

Portfolio of Investments October 31, 2013

Nuveen Small Cap Index Fund (continued)

Shares	Description (1)	Value

	Insurance (continued)

1,533	RLI Corporation, (3)	$144,838

996	Safety Insurance Group, Inc.	54,471

4,292	Selective Insurance Group Inc.	112,751

1,155	State Auto Financial Corporation	21,945

1,646	Stewart Information Services Corporation	51,553

6,299	Symetra Financial Corporation	117,980

4,440	Tower Group Inc., (3)	16,117

1,590	United Fire Group Inc.	50,403

2,268	Universal Insurance Holdings Inc.	17,781
	Total Insurance	2,856,440

	Internet & Catalog Retail – 0.4%

1,993	1-800-Flowers, (2)	10,822

959	Blue Nile Inc., (2)	39,386

2,615	Hosting Site Network, Inc.	137,026

2,213	Nutri System Inc.	41,604

1,855	Orbitz Worldwide Inc., (2)	17,140

865	Overstock.com, Inc., (2)	20,267

1,554	PetMed Express, Inc.	23,061

724	RetailMeNot Inc., (2)	23,617

2,936	Shutterfly, Inc., (2)	144,275

3,036	ValueVision Media Inc., (2)	16,212

1,700	Vitacost.com, Inc., (2)	13,447
	Total Internet & Catalog Retail	486,857

	Internet Software & Services – 2.7%

4,173	Active Network Inc., (2)	60,258

3,265	Angie’s List, (2), (3)	46,004

3,575	Bankrate Inc., (2)	60,203

3,716	Bazaarvoice Inc., (2)	34,856

3,169	Blucora Inc., (2)	74,883

2,174	Brightcove Inc., (2)	33,197

935	Carbonite Inc., (2)	12,379

463	ChannelAdvisor Corporation, (2)	16,140

2,760	ComScore Inc., (2)	73,747

2,374	Constant Contact Inc., (2)	61,510

3,121	Cornerstone OnDemand Inc., (2)	147,842

2,198	CoStar Group, Inc., (2), (3)	389,024

496	Cvent Inc., (2)	15,371

3,362	DealerTrack Technologies Inc., (2)	125,403

2,797	Demand Media Inc., (2)	13,370

86	Nuveen Investments

Shares	Description (1)	Value

	Internet Software & Services (continued)

1,244	Demandware Incorporated, (2)	$61,516

3,139	Dice Holdings Inc., (2)	23,166

2,726	Digital River, Inc., (2)	48,632

1,140	E2open Inc., (2), (3)	25,650

7,967	Earthlink, Inc.	40,313

1,011	Egain Communications Corporation, (2)	11,606

1,746	Envestnet Inc., (2), (3)	63,380

1,546	Global Eagle Acquisition Corporation, (2), (3)	15,738

849	Gogo Inc., (2), (3)	15,825

4,143	Internap Network Services Corporation, (2)	30,120

2,969	Intralinks Holdings INc., (2)	30,848

3,551	J2 Global Inc., (3)	195,234

4,190	Limelight Networks Inc., (2)	8,045

1,922	Liquidity Services, Inc., (2)	50,183

4,258	Liveperson, Inc., (2)	39,770

1,880	LogMeIn Inc., (2)	60,724

1,754	Marchex, Inc.	15,646

709	Marin Software Inc., (2)	8,217

538	Marketo Inc., (2)	18,163

2,728	Millennial Media Incorporated, (2), (3)	19,178

9,008	Monster Worldwide Inc., (2), (3)	38,915

3,083	Move, Inc., (2), (3)	52,319

161	Net Element International Inc., (2), (3)	762

5,014	NIC, Incorporated	123,445

7,152	no description	61,793

1,762	Open Solutions Inc., (2)	122,424

2,590	Perficient, Inc., (2)	46,853

2,424	QuinStreet, Inc., (2)	21,549

1,736	RealNetworks Inc., (2)	13,315

600	Reis, Inc., (2)	10,794

2,845	Responsys Inc., (2), (3)	46,487

1,761	SciQuest Inc., (2)	38,460

573	Shutterstock Incorporated, (2), (3)	40,568

1,359	Spark Networks, Incorporated, (2), (3)	9,730

1,161	SPS Commerce Inc., (2)	79,122

1,010	Stamps.com Inc., (2)	45,894

3,886	Support.com, Inc., (2)	17,332

857	TechTarget Inc., (2), (3)	4,302

404	Textura Corporation, (2), (3)	15,485

Nuveen Investments	87

Portfolio of Investments October 31, 2013

Nuveen Small Cap Index Fund (continued)

Shares	Description (1)	Value

	Internet Software & Services (continued)

614	Travelzoo Inc., (2)	$13,219

2,139	Trulia Inc., (2)	85,496

7,618	Unwired Planet Inc,, (2)	12,341

5,892	ValueClick, Inc., (2), (3)	113,185

2,524	VistaPrint NV, (2), (3)	136,422

1,453	Vocus, Inc., (2)	12,568

3,241	Web.com, Inc., (2), (3)	87,345

2,478	WebMD Health Corporation, Class A, (2)	87,275

2,070	XO Group, Incorporated, (2)	28,732

565	Xoom Corporation, (2)	16,809

2,301	Yelp Incorporated, (2)	155,893

1,799	Zilow Inc, (2), (3)	143,254

4,784	Zix Corporation, (2)	19,519
	Total Internet Software & Services	3,647,748

	IT Services – 2.0%

5,714	Acxiom Corporation, (2)	189,876

888	Blackhawk Network Holdings Inc., (2), (3)	20,300

1,784	CACI International Inc., (2), (3)	128,412

3,468	Cardtronics Inc., (2)	136,119

796	Cass Information Systems, Inc., (3)	45,635

5,766	Ciber, Inc., (2)	18,740

1,197	Computer Task Group, Inc.	20,505

8,121	Convergys Corporation	160,309

2,619	CSG Systems International Inc.	72,965

1,690	EPAM Systems Inc., (2)	63,324

3,853	Euronet Worldwide, Inc., (2), (3)	167,220

2,280	Evertec Inc.	53,489

2,523	Exlservice Holdings, Inc., (2)	72,940

904	Forrester Research, Inc.	35,084

5,119	Global Cash Access Holdings, Inc., (2)	42,488

2,007	Hackett Group, Inc.	14,290

2,809	Heartland Payment Systems Inc., (3)	113,624

2,425	Higher One Holdings Incn, (2)	19,279

2,692	IGATE Corporation, (2)	85,713

4,501	Lionbridge Technologies, Inc., (2)	19,624

362	Luxoft Holding Inc., (2)	10,578

1,843	ManTech International Corporation, Class A	51,493

5,280	Maximus Inc.	255,816

2,859	ModusLink Global Solutions Inc., (2)	11,779

88	Nuveen Investments

Shares	Description (1)	Value

	IT Services (continued)

1,656	Moneygram International Inc., (2)	$34,958

3,286	Planet Payment Inc., (2)	8,938

2,229	PRG-Schultz International Inc., (2)	16,004

8,530	Sapient Corporation, (2)	134,859

4,722	ServiceSource International Inc., (2)	51,092

3,035	Sykes Enterprises Inc., (2)	56,815

1,193	Syntel Inc.	102,407

1,539	TeleTech Holdings, Inc., (2)	40,737

3,412	Unisys Corporation, (2)	89,906

1,581	Virtusa Corporation, (2)	49,137

3,000	WEX Inc., (2)	280,050
	Total IT Services	2,674,505

	Leisure Equipment & Products – 0.5%

1,019	Arctic Cat, Inc.	53,396

1,752	Black Diamond Group Inc., (2), (3)	26,122

6,993	Brunswick Corporation, (3)	315,594

5,495	Callaway Golf Company, (3)	46,323

1,485	JAKKS Pacific Inc., (3)	9,563

383	Johnson Outdoors, Inc.	10,506

4,927	LeapFrog Enterprises Inc., (2), (3)	42,175

813	Marine Products Corporation	7,618

2,399	Nautilus Group, Inc., (2)	19,096

4,299	Smith & Wesson Holding Corporation, (2), (3)	46,343

1,493	Sturm, Ruger, & Company, (3)	97,657
	Total Leisure Equipment & Products	674,393

	Life Sciences Tools & Services – 0.4%

803	Accelerate Diagnostics Inc., (2), (3)	10,294

5,496	Affymetrix, Inc., (2), (3)	38,857

1,799	Albany Molecular Research Inc., (2)	23,567

2,322	Cambrex Corporation, (2)	39,056

1,966	Fluidigm Corporation, (2)	61,929

514	Furiex Pharmaceuticals Inc., (2)	20,097

1,972	Harvard Bioscience, Inc., (2)	11,615

2,888	Luminex Corporation, (2)	56,316

2,543	NeoGenomics Inc., (2)	9,257

3,691	Pacific Biosciences of California Inc., (2)	15,170

4,394	Parexel International Corporation, (2), (3)	200,850

8,902	Sequenom, Inc., (2), (3)	17,092
	Total Life Sciences Tools & Services	504,100

Nuveen Investments	89

Portfolio of Investments October 31, 2013

Nuveen Small Cap Index Fund (continued)

Shares	Description (1)	Value

	Machinery – 3.0%

3,099	Accuride Corporation, (2)	$13,946

5,658	Actuant Corporation	212,514

547	Alamo Group Inc.	25,813

2,162	Albany International Corporation, Class A	79,583

2,088	Altra Industrial Motion, Inc.	63,413

731	American Railcar Industries, (3)	29,942

654	Ampco-Pittsburgh Corporation	12,040

1,575	Astec Industries Inc.	53,251

4,155	Barnes Group Inc.	147,669

3,805	Blount International Inc., (2)	46,345

3,724	Briggs & Stratton Corporation, (3)	68,298

2,343	Chart Industries, Inc., (2), (3)	251,802

1,358	CIRCOR International Inc.	100,180

3,841	CLARCOR, Inc.	224,622

1,508	Columbus McKinnon Corporation NY, (2)	39,223

1,850	Commercial Vehicle Group Inc., (2)	14,560

1,719	Douglas Dynamics Inc.	26,077

1,058	Dynamic Material Corporation	23,382

3,416	Energy Recovery, Inc., (2)	19,949

1,615	EnPro Industries Inc., (2), (3)	96,367

2,044	ESCO Technologies Inc., (3)	73,748

471	ExOne Company, (2), (3)	24,176

4,827	Federal Signal Corporation, (2)	66,082

3,744	Flow International Corporation, (2), (3)	14,939

930	Freightcar America Inc., (3)	20,683

622	Global Brass & Copper Holdings Inc., (2)	11,650

1,166	Gorman-Rupp Company, (3)	47,503

774	Graham Corporation	28,491

1,889	Greenbrier Companies Inc., (2), (3)	50,134

909	Hardinge, Inc.	13,444

499	Hurco Companies, Inc., (3)	12,221

813	Hyster-Yale Materials Handling Inc.	63,772

2,237	John Bean Technologies Corporation	60,802

866	Kadant Inc.	31,003

786	LB Foster Company	36,746

994	Lindsay Manufacturing Company, (3)	75,554

1,318	Lydall Inc., (2)	24,014

951	Manitex International, Inc., (2)	12,296

7,533	Meritor Inc., (2)	51,752

90	Nuveen Investments

Shares	Description (1)	Value

	Machinery (continued)

1,453	Middleby Corporation, (2)	$330,775

868	Midwest Air Group Inc.	16,266

2,173	Mueller Industries Inc.	131,010

12,205	Mueller Water Products Inc.	104,597

1,322	NN, Incorporated	21,258

213	OmegaFlex, Inc.	4,332

1,617	Peerless Manufacturing Company, (2)	12,677

1,320	Proto Labs Incorporated, (2)	110,695

1,643	RBC Bearings Inc., (2)	113,022

2,342	Rexnord Corporation, (2)	55,084

981	Standex International Corporation	60,341

1,659	Sun Hydraulics Corporation	65,829

1,428	Tecumseh Products Company, Class A, (2)	11,138

1,422	Tennant Company, (3)	86,301

4,137	Titan International Inc., (3)	59,987

3,069	TriMas Corporation, (2)	116,192

643	Twin Disc, Inc.	16,634

5,293	Wabash National Corporation, (2), (3)	61,716

2,205	Watts Water Technologies, Inc., (3)	127,405

5,315	Woodward Governor Company	213,078

844	Xerium Technologies, (2)	10,120
	Total Machinery	3,996,443

	Marine – 0.1%

432	International Shipholding Corp.	10,722

3,300	Matson Incorporated	89,397

1,652	Ultrapetrol Limited, (2)	5,947
	Total Marine	106,066

	Media – 1.3%

1,461	A.H. Belo Corporation, Class A Shares	11,746

327	Beasley Broadcast Group, Inc.	2,835

8,022	Belo Corp.	110,142

1,778	Carmike Cinemas, Inc., (2)	40,698

5,918	Central European Media Enterprises Limited, (2)	18,168

2,679	Crown Media Holdings, Inc., (2), (3)	8,894

5,820	Cumulus Media, Inc., (2)	34,804

73	Daily Journal Corporation, (2)	10,800

1,325	Dex Media Inc., (2), (3)	8,944

1,870	Digital Generation Inc., (2), (3)	23,656

2,417	E.W. Scripps Company, Class A, (2)	47,905

Nuveen Investments	91

Portfolio of Investments October 31, 2013

Nuveen Small Cap Index Fund (continued)

Shares	Description (1)	Value

	Media (continued)

1,849	Entercom Communications Corporation, (2)	$16,216

4,263	Entravision Communications Corporation	28,733

1,463	Global Sources, Limited, (2)	10,958

3,888	Gray Television Inc., (2), (3)	32,854

3,322	Harte-Hanks Inc.	26,476

665	Hemisphere Media Group Inc., (2)	6,291

3,410	Journal Communications Inc., (2)	28,474

10,880	Live Nation Inc., (2)	211,507

938	Loral Space & Communications, Inc.	66,945

2,246	Martha Stewart Living Omnimedia Inc., (2)	5,750

4,699	McClatchy Company, (2), (3)	13,251

1,950	MDC Partners, Inc.	60,119

1,516	Media General Inc., (2), (3)	22,103

2,762	Meredith Corporation	141,691

4,398	National CineMedia, Inc.	77,053

9,973	New York Times, Class A, (3)	137,927

2,270	Nexstar Broadcasting Group, Inc.	100,765

804	ReachLocal Inc., (2)	9,881

1,348	Reading International Inc., A, (2)	8,924

807	Rentrak Corporation, (2)	30,254

373	Saga Comunications Inc Class A Shares	17,759

803	Salem Communications Corporation	6,633

2,043	Scholastic Corporation	58,614

5,289	Sinclair Broadcast Group, Series A	169,565

3,001	Vallassis Communications Inc., (3)	82,107

2,009	World Wrestling Entertainment Inc.	26,017
	Total Media	1,715,459

	Metals & Mining – 1.3%

10,537	AK Steel Holding Corporation, (2), (3)	46,363

8,031	Allied Nevada Gold Corporation, (2), (3)	32,766

1,354	AM Castle & Company, (2), (3)	19,376

2,153	AMCOL International Corp.	69,068

3,975	Century Aluminum Company, (2)	34,503

7,845	Coeur d’Alene Mines Corporation, (2)	95,787

9,036	Commercial Metals Company	165,901

4,966	General Moly, Inc., (2)	8,144

4,984	Globe Specialty Metals Inc.	87,419

2,564	Gold Resource Corp.	13,307

422	Handy & Harman Limited, (2)	9,744

92	Nuveen Investments

Shares	Description (1)	Value

	Metals & Mining (continued)

953	Haynes International Inc.	$51,367

25,729	Hecla Mining Company, (3)	80,274

3,410	Horsehead Holding Corp., (2), (3)	49,479

1,462	Kaiser Aluminum Corporation	98,612

1,588	Materion Corporation	47,338

9,468	Midway Gold Corporation, (2), (3)	8,900

11,464	Molycorp Inc., (2), (3)	58,122

2,607	Noranda Aluminum Hodlings Corporation	7,091

700	Olympic Steel Inc.	19,159

10,659	Paramount Gold and Silver Corporation, (2), (3)	12,897

2,422	RTI International Metals, Inc., (2)	82,106

1,989	Schnitzer Steel Industries, Inc., (3)	57,761

9,129	Stillwater Mining Company, (2), (3)	99,597

5,410	SunCoke Energy Inc., (2)	108,200

535	Universal Stainless & Alloy Products, Inc., (2), (3)	17,291

1,658	US Silica Holdings Inc., (3)	57,732

4,837	Walter Industries Inc., (3)	76,860

4,087	Worthington Industries, Inc.	165,687
	Total Metals & Mining	1,680,851

	Multiline Retail – 0.2%

1,045	Bon-Ton Stores, Inc., (3)	11,965

2,838	Freds Inc., (3)	45,976

687	Gordmans Stores Inc.	6,801

8,070	Saks Inc., (2), (3)	129,039

3,311	Tuesday Morning Corporation, (2)	46,851
	Total Multiline Retail	240,632

	Multi-Utilities – 0.3%

4,632	Avista Corporation	128,723

3,436	Black Hills Corporation	174,274

2,928	Northwestern Corporation	134,220
	Total Multi-Utilities	437,217

	Oil, Gas & Consumable Fuels – 3.7%

6,350	Abraxas Petroleum Corporation, (2)	18,352

163	Adams Resources and Energy, Incorporated	8,439

1,800	Alon USA Energy, Inc., (3)	21,744

17,069	Alpha Natural Resources Inc., (2), (3)	119,483

2,027	Amyris Inc., (2), (3)	5,108

707	Apco Oil and Gas International Inc., (2)	10,761

2,696	Approach Resources Inc., (2)	75,892

Nuveen Investments	93

Portfolio of Investments October 31, 2013

Nuveen Small Cap Index Fund (continued)

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

16,408	Arch Coal Inc., (3)	$69,570

1,400	Athlon Energy Inc., (2)	46,060

4,072	Berry Petroleum Company	194,438

3,769	Bill Barrett Corporation, (2), (3)	104,288

2,276	Bonanza Creek Energy Inc., (2)	115,029

9,107	BPZ Resources, Inc., (2)	18,305

3,081	Callon Petroleum Company Del, (2)	21,043

3,121	Carrizo Oil & Gas, Inc., (2), (3)	136,825

455	Clayton Williams Energy, (2)	35,413

5,266	Clean Energy Fuels Corporation, (2), (3)	59,980

4,703	Cloud Peak Energy Inc., (2)	73,414

3,734	Comstock Resources Inc.	63,889

1,145	Contango Oil & Gas Company	49,063

3,680	Crosstex Energy, Inc.	112,939

2,871	Delek US Holdings Inc.	73,354

1,378	Diamondback Energy, (2)	71,174

4,364	Emerald Oil Inc., (2)	37,967

3,641	Endeavor International Corporation, (2), (3)	21,628

6,136	Energy XXI Limited Bermuda	178,312

2,311	EPL Oil & Gas Inc., (2)	73,675

2,753	Equal Energy Limited, (3)	13,049

1,310	Evolution Petroleum Corporation, (2)	15,799

10,492	Exco Resources Inc., (3)	56,762

9,222	Forest Oil Corporation, (2), (3)	43,712

3,982	Frontline Limited, (2), (3)	8,442

4,129	FX Energy, Inc., (2), (3)	14,369

1,973	GasLog Limited	29,358

4,290	Gastar Exploration, Limited, (2)	18,533

2,414	Goodrich Petroleum Corporation, (2), (3)	56,463

1,955	Green Plains Renewable Energy, Inc.	31,534

17,875	Halcon Resources Corporation, (2), (3)	92,593

672	Hallador Energy Company	5,174

77	Isramco, Inc., (2)	10,162

858	Jones Energy Inc, Class A, (2)	13,737

3,393	Kior Inc., Class A Shares, (2), (3)	7,906

2,348	Knightsbridge Tankers Limited	19,348

20,519	Kodiak Oil & Gas Corporation, (2), (3)	266,131

2,324	L&L Energy Inc., (2), (3)	3,300

13,288	Magnum Hunter Resources Corporation, (2), (3)	94,743

94	Nuveen Investments

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

4,483	Matador Resources Company, (2)	$82,532

2,566	Midstates Petroleum Company Incorporated, (2), (3)	14,472

2,359	Miller Energy Resources Inc., (2), (3)	15,947

5,104	Nordic American Tanker Shipping Ltd, (3)	41,649

4,931	Northern Oil and Gas Inc., (2)	81,016

1,193	Panhandle Oil and Gas Inc.	40,049

2,747	PDC Energy Inc., (2)	186,274

4,268	Penn Virginia Corporation, (2), (3)	36,321

4,409	Petroquest Energy Inc., (2)	20,810

9,632	Quicksilver Resources Inc., (2)	20,612

1,636	Renewable Energy Group Inc., (2)	17,849

17,462	Rentech, Inc.	29,860

5,234	Resolute Energy Corporation, (2)	49,095

3,495	Rex Energy Inc., (2)	75,143

422	Rex Stores Corporation, (2)	12,170

4,723	Rosetta Resources, Inc., (2), (3)	283,097

2,933	Sanchez Energy Corporation, (2), (3)	83,620

14,250	Scorpio Tankers Inc.	164,445

3,250	SemGroup Corporation, A Shares	196,268

4,326	Ship Financial International Limited, (3)	71,595

3,696	Solazyme Inc., (2), (3)	38,660

3,856	Stone Energy Corporation, (2)	134,420

3,351	Swift Energy Company, (2), (3)	45,976

3,922	Synergy Resources Corporation, (2)	40,632

2,544	Targa Resources Corporation	197,313

4,811	Teekay Tankers Limited, Class A Shares, (3)	12,557

5,240	Triangle Petroleum Corporation, (2)	55,387

6,610	Uranium Energy Corporation, (2)	11,634

9,383	Ur-Energy Inc., (2)	9,852

4,476	Vaalco Energy Inc., (2)	23,589

2,688	W&T Offshore Inc.	51,314

5,633	Warren Resources Inc., (2)	17,631

4,186	Western Refining Inc., (3)	135,082

909	Westmoreland Coal Company, (2)	12,917

2,865	ZaZa Energy Corporation, (2), (3)	3,553
	Total Oil, Gas & Consumable Fuels	4,930,601

	Paper & Forest Products – 0.7%

1,045	Boise Cascade Company, (2)	26,762

1,717	Clearwater Paper Corporation, (2)	89,662

Nuveen Investments	95

Portfolio of Investments October 31, 2013

Nuveen Small Cap Index Fund (continued)

Shares	Description (1)	Value

	Paper & Forest Products (continued)

860	Deltic Timber Corporation, (3)	$54,937

3,318	Glatfelter	86,932

3,157	KapStone Paper and Packaging Corp.	164,038

10,774	Louisiana-Pacific Corporation, (2)	183,266

1,236	Neenah Paper, Inc.	50,849

5,396	Resolute Forest Products, (2), (3)	86,282

2,425	Schweitzer-Mauduit International Inc.	150,059

3,819	Wausau Paper Corp.	44,682
	Total Paper & Forest Products	937,469

	Personal Products – 0.3%

1,981	Elizabeth Arden, Inc., (2)	71,692

1,680	Female Health Company	15,994

1,269	Inter Parfums, Inc.	44,618

8,775	Lifevantage Corporation, (2)	19,217

1,067	Medifast, Inc., (2)	24,872

838	Nature’s Sunshine Products	15,830

661	Nutraceutical International Corporation	15,897

3,954	Prestige Brands Holdings Inc., (2)	123,483

876	Revlon Inc., (2)	20,805

12,871	Star Scientific, Inc., (2), (3)	23,297

1,338	Synutra International Inc., (2)	9,139

463	USANA Health Sciences, Inc., (2)	31,590
	Total Personal Products	416,434

	Pharmaceuticals – 1.3%

1,805	AcelRx Pharmaceuticals Inc., (2)	12,130

4,500	Akorn, Inc., (2), (3)	91,980

1,311	Alimera Sciences, Inc., (2)	2,806

2,137	Ampio Pharmaceuticals Inc., (2)	18,891

509	Aratana Therpaeutics Inc., (2)	10,160

3,812	Auxilium Pharmaceuticals, Inc., (2), (3)	65,605

11,218	Avanir Pharmaceuticals, (2)	45,433

2,313	Biodelivery Sciences, Inc., (2), (3)	12,143

4,769	Cadence Pharmaceuticals, Inc., (2)	23,511

1,147	Cempra Inc., (2)	13,030

4,115	Corcept Therapeutics, Inc., (2)	6,954

686	Cornerstone Therapeutics Inc., (2)	6,496

4,367	DepoMed, Inc., (2)	31,442

2,356	Endocyte Inc., (2), (3)	24,573

859	Hi Tech Pharmacal Company, Inc.	37,014

96	Nuveen Investments

Shares	Description (1)	Value

	Pharmaceuticals (continued)

3,984	Horizon Pharma Inc., (2), (3)	$16,693

5,293	Impax Laboratories Inc., (2)	107,236

1,262	Lannett Company Inc., (2)	29,796

4,637	Medicines Company, (2)	157,287

8,928	Nektar Therapautics, (2)	84,905

2,305	Omeros Corporation, (2), (3)	23,050

2,130	Pacira Pharmaceuticals, Inc., (2), (3)	107,586

1,354	Pernix Therapeutics Holdings, Incorporated, (2)	2,830

2,086	Pozen Inc., (2)	13,111

4,010	Questcor Pharmaceuticals Inc., (3)	246,094

1,774	Repros Therapeutics, Inc., (2), (3)	32,003

1,289	Sagent Pharmaceuticals Inc., (2)	27,958

4,285	Santarus, Inc., (2)	99,969

4,180	SciClone Pharmaceuticals, Inc., (2)	19,771

1,059	Sucampo Pharmaceuticals, Inc., (2)	6,566

1,072	Supernus Pharmaceuticals Incorporated, (2), (3)	7,579

6,035	TherapeuticsMD, (2), (3)	25,468

5,048	ViroPharma, Inc., (2), (3)	195,963

7,781	Vivus, Inc., (2), (3)	73,064

3,353	Xenoport, Inc., (2), (3)	17,536

5,543	Zogenix Inc., (2), (3)	16,241
	Total Pharmaceuticals	1,712,874

	Professional Services – 1.3%

3,802	Acacia Research, (3)	57,372

544	Barrett Business Services, Inc.	45,299

2,940	CBIZ Inc., (2), (3)	23,990

1,091	CDI Corporation	17,511

2,599	Corporate Executive Board Company	189,467

786	CRA International, Inc., (2)	14,973

1,020	Exponent, Inc.	77,122

703	Franklin Covey Company, (2)	13,216

3,116	FTI Consulting Inc., (2)	126,447

1,134	GP Strategies Corporation, (2)	31,775

1,396	Heidrick & Struggles International, Inc.	25,854

1,800	Huron Consulting Group, Inc., (2), (3)	105,426

1,525	ICF International, Inc., (2)	52,796

1,736	Insperity Inc.	67,131

2,082	Kelly Services, Inc.	43,431

2,092	KForce Inc.	41,191

Nuveen Investments	97

Portfolio of Investments October 31, 2013

Nuveen Small Cap Index Fund (continued)

Shares	Description (1)	Value

	Professional Services (continued)

3,764	Korn Ferry International, (2)	$89,583

1,229	Mistras Group Inc., (2)	22,564

529	National Technical Systems, Inc., (2)	12,109

3,898	Navigant Consulting Inc., (2)	67,630

6,097	Odyssey Marine Exploration Inc., (2), (3)	13,230

3,535	On Assignment, Inc., (2)	119,448

12,520	Pendrell Corporation, (2)	27,920

3,154	Resources Connection, Inc.	40,245

2,505	RPX Corporation, (2)	44,739

2,745	The Advisory Board Company, (2), (3)	188,307

3,145	TrueBlue Inc., (2)	77,682

318	VSE Corporation	13,928

1,929	WageWorks, Incorporated, (2), (3)	98,784
	Total Professional Services	1,749,170

	Real Estate Investment Trust – 6.7%

4,257	Acadia Realty Trust	113,534

2,159	AG Mortgage Investment Trust Inc.	35,278

974	Agree Realty Corporation	30,749

163	Alexander’s Inc., (3)	52,447

2,598	American Assets Trust Inc	86,487

4,558	American Capital Mortgage Investment Corporation	87,103

11,906	American Realty Capital Properties Inc,, (3)	157,993

1,059	American Residential Properties Inc., (2), (3)	18,247

1,517	AmREIT Inc., Class B Shares	26,699

11,198	Anworth Mortgage Asset Corporation, (3)	54,982

2,851	Apollo Commercial Real Estate Finance, Inc.	45,930

2,476	Apollo Residential Mortgage Inc.	37,289

1,654	Ares Commercial Real Estate Corporation	20,559

1,469	Armada Hoffler Properties Inc., (3)	14,132

28,921	Armour Residential REIT Inc.	119,155

4,751	Ashford Hospitality Trust Inc.	62,048

4,447	Associated Estates Realty Corp., (3)	68,217

888	Aviv REIT Inc.	22,555

4,991	Campus Crest Communities Inc.	49,960

6,869	CapLease Inc.	58,387

7,388	Capstead Mortgage Corporation, (3)	87,400

5,590	Cedar Shopping Centers Inc.	31,919

19,244	Chambers Street Properties, (3)	179,547

1,741	Chatham Lodging Trust	32,835

98	Nuveen Investments

Shares	Description (1)	Value

	Real Estate Investment Trust (continued)

3,755	Chesapeake Lodging Trust	$88,505

4,994	Colony Financial Inc.	101,029

1,604	Coresite Realty Corporation	52,034

9,339	Cousins Properties, Inc.	105,811

10,299	CubeSmart	188,163

1,482	CyrusOne Inc.	28,884

13,498	CYS Investments Inc.	114,598

22,473	DCT Industrial Trust Inc.	174,166

15,109	DiamondRock Hospitality Company	172,092

4,825	Dupont Fabros Technology Inc., (3)	119,901

4,247	Dynex Capital, Inc., (3)	36,694

2,339	EastGroup Properties Inc., (3)	148,901

8,815	Education Realty Trust Inc.	80,569

498	Ellington Residential Mortgage REIT	7,779

3,636	Entertainment Properties Trust	186,781

4,654	Equity One Inc.	112,208

3,698	Excel Trust Inc.	44,672

9,595	FelCor Lodging Trust Inc., (2)	64,478

8,309	First Industrial Realty Trust, Inc.	150,144

4,542	First Potomac Realty Trust	55,821

6,959	Franklin Street Properties Corporation, (3)	91,859

5,534	Geo Group Inc.	195,184

1,980	Getty Realty Corporation	37,976

1,084	Gladstone Commercial Corporation, (3)	20,488

11,170	Glimcher Realty Trust	114,493

4,226	Government Properties Income Trust	103,326

4,590	Gramercy Proprty Trust Inc, (2)	20,976

7,410	Healthcare Realty Trust, Inc.	177,914

15,659	Hersha Hospitality Trust	88,787

6,349	Highwoods Properties, Inc.	245,071

3,350	Hudson Pacific Properties Inc.	69,312

6,595	Inland Real Estate Corporation	70,501

10,453	Invesco Mortgage Capital Inc.	161,499

7,797	Investors Real Estate Trust	67,210

6,575	iStar Financial Inc., (2)	83,042

1,043	Javelin Mortgage Investment Corporation, (3)	12,380

7,072	Kite Realty Group Trust, (3)	45,261

8,008	LaSalle Hotel Properties	248,648

13,045	Lexington Corporate Properties Trust	152,627

Nuveen Investments	99

Portfolio of Investments October 31, 2013

Nuveen Small Cap Index Fund (continued)

Shares	Description (1)	Value

	Real Estate Investment Trust (continued)

2,685	LTC Properties Inc.	$105,923

12,470	Medical Properties Trust Inc.	162,609

3,281	Monmouth Real Estate Investment Corporation	30,251

1,901	National Health Investors Inc., (3)	118,851

19,559	New Residential Investment	129,285

4,927	New York Mortgage Trust, Inc., (3)	31,631

18,499	Northstar Realty Finance Corporation	172,596

908	One Liberty Properties Inc.	19,195

3,367	Parkway Properties Inc., (3)	60,976

4,748	Pebblebrook Hotel Trust	143,390

5,257	Penn Real Estate Investment Trust	95,309

5,438	PennyMac Mortgage Investment Trust	125,455

906	Physicians Realty Trust	11,379

3,130	Potlatch Corporation	127,798

1,411	PS Business Parks Inc.	114,982

5,408	RAIT Investment Trust	40,830

4,613	Ramco-Gershenson Properties Trust, (3)	75,007

6,348	Redwood Trust Inc., (3)	111,217

9,816	Resource Capital Corporation, (3)	60,368

4,786	Retail Opportunity Investments Corporation	70,833

1,304	Rexford Industrial Realty Inc., (2)	17,760

9,561	RLJ Lodging Trust	241,511

1,734	Rouse Properties Inc., (3)	35,061

3,410	Ryman Hospitalities Properties, (3)	125,863

2,886	Sabra Health Care Real Estate Investment Trust Inc.	77,633

606	Saul Centers Inc., (3)	28,482

1,576	Select Income REIT	43,419

1,097	Silver Bay Realty Trust Corporation	16,960

2,427	Sovran Self Storage Inc.	185,641

3,234	STAG Industrial Inc.	67,623

14,015	Strategic Hotels & Resorts Inc., (2)	121,931

6,152	Summit Hotel Properties Inc.	56,537

2,771	Sun Communities Inc.	123,503

12,587	Sunstone Hotel Investors Inc.	166,778

1,932	Terreno Realty Corporation	34,351

1,168	UMH Properties Inc.	11,750

920	Universal Health Realty Income Trust	40,406

1,927	Urstadt Biddle Properties Inc., (3)	38,039

5,140	Washington Real Estate Investment Trust	134,719

100	Nuveen Investments

Shares	Description (1)	Value

	Real Estate Investment Trust (continued)

1,878	Western Asset Mortgage Capital Corporation, (3)	$30,255

1,318	Whitestone Real Estate Investment Trust, (3)	18,175

2,251	Winthrop Realty Trust, Inc.	26,494

436	ZAIS Financial Corporation	7,586
	Total Real Estate Investment Trust	8,991,598

	Real Estate Management & Development – 0.3%

3,327	Alexander & Baldwin Inc.	123,099

3,256	Altisource Residential Corporation	86,512

731	AV Homes Inc., (2)	13,962

453	Consolidated Tomoka Land Company	16,997

2,679	Forestar Real Estate Group Inc., (2)	59,822

4,050	Kennedy-Wilson Holdings Inc.	81,162

1,065	Tejon Ranch Company, (2), (3)	39,426

2,385	Thomas Properties Group, Inc.	16,218
	Total Real Estate Management & Development	437,198

	Road & Rail – 0.5%

1,987	Arkansas Best Corporation	54,384

1,553	Celadon Group, Inc.	28,793

3,318	Heartland Express, Inc.	47,646

4,539	Knight Transportation Inc.	77,027

1,810	Marten Transport, Ltd.	31,928

507	Patriot Transportation Holding, Inc., (2)	18,744

1,627	Quality Distribution, Inc., (2)	16,726

1,364	Roadrunner Transportation System Inc., (2)	36,146

1,877	Saia, Inc., (2)	61,059

6,481	Swift Transportation Company, (2), (3)	141,221

417	Universal Truckload Services, Inc.	11,117

3,275	Werner Enterprises, Inc., (3)	75,849

834	YRC Worldwide Inc., (2)	7,906
	Total Road & Rail	608,546

	Semiconductors & Equipment – 3.1%

3,034	Advanced Energy Industriess Inc., (2)	63,350

1,342	Alpha & Omega Semiconductor Limited, (2)	9,877

1,430	Ambarella, Incorporated, (2), (3)	29,387

5,468	Amkor Technology Inc., (2)	29,035

6,361	Anadigics Inc., (2)	12,849

5,642	Applied Micro Circuits Corporation, (2)	65,786

2,468	ATMI Inc., (2)	67,475

8,373	Axcelis Technologies Inc., (2)	18,169

Nuveen Investments	101

Portfolio of Investments October 31, 2013

Nuveen Small Cap Index Fund (continued)

Shares	Description (1)	Value

	Semiconductors & Equipment (continued)

5,139	Brooks Automation Inc.	$49,540

1,800	Cabot Microelectronics Corporation, (2)	73,602

3,969	Cavium Networks Inc., (2), (3)	159,990

1,712	CEVA, Inc., (2)	24,533

4,900	Cirrus Logic Inc., (2), (3)	109,907

1,911	Cohu Inc.	18,269

11,367	Cypress Semiconductor Corporation	105,486

2,775	Diodes Inc., (2)	67,211

1,528	DSP Group Inc., (2)	11,384

10,771	Entegris Inc., (2)	111,480

6,925	Entropic Communications Inc., (2), (3)	29,639

2,959	Exar Corporation, (2)	34,117

4,170	FormFactor Inc., (2)	21,767

1,587	GSI Technology Inc., (2)	11,141

9,231	GT Advanced Technologies, Inc., (2), (3)	69,233

2,437	Hittite Microwave Corporation, (2)	155,700

2,015	Inphi Corporation, (2)	29,701

10,190	Integrated Device Technology, Inc., (2)	108,422

2,173	Integrated Silicon Solution, (2)	23,425

1,334	Intermolecular Inc, (2)	7,737

5,369	International Rectifier Corporation, (2)	139,809

9,832	Intersil Holding Corporation, Class A	109,725

1,870	IXYS Corporation	21,748

5,126	Kopin Corporation, (2)	18,812

8,940	Lattice Semiconductor Corporation, (2)	45,862

3,676	LTX-Credence Corporation, (2)	22,534

818	MA-COM Technology Solutions Holdings Incorporated, (2)	14,127

1,788	Maxlinear Inc., (2)	15,484

3,599	Micrel, Incorporated	33,111

7,183	Microsemi Corporation, (2)	180,509

3,344	Mindspeed Technologies, Inc., (2), (3)	9,664

4,098	MKS Instruments Inc.	121,465

2,843	Monolithic Power Systems, Inc., (3)	90,521

3,635	MoSys, Inc., (2)	15,994

1,786	Nanometrics Inc., (2)	33,184

1,561	NeoPhotonics Corporation, (2)	11,067

375	NVE Corporation, (2)	20,014

4,173	Omnivision Technologies, Inc., (2)	58,464

1,943	PDF Solutions, Inc., (2)	44,631

102	Nuveen Investments

Shares	Description (1)	Value

	Semiconductors & Equipment (continued)

2,043	Peregrine Semiconductor Corporation, (2), (3)	$16,630

1,773	Pericom Semiconductor Corporation, (2)	14,326

4,698	Photronics Inc., (2)	39,463

3,523	PLX Technologies Inc., (2), (3)	21,279

15,772	PMC-Sierra, Inc., (2)	92,582

2,240	Power Integrations Inc.	128,666

8,630	Rambus Inc., (2)	75,426

21,741	RF Micro Devices, Inc., (2)	114,140

1,368	Rubicon Technology Inc., (2), (3)	11,765

2,525	Rudolph Technologies, (2)	26,765

5,207	Semtech Corporation, (2), (3)	161,990

2,367	Sigma Designs, Inc., (2)	12,876

5,967	Silicon Image, Inc., (2)	31,327

3,656	Spansion Inc., Class A, (2)	43,762

20,536	SunEdison Inc., (2), (3)	190,985

3,187	SunPower Corporation, (2), (3)	96,216

761	Supertex Inc.	19,413

2,512	Synaptics, Inc., (2)	116,808

4,079	Tessera Technologies Inc.	77,583

12,621	TriQuint Semiconductor, Inc., (2)	100,085

1,847	Ultra Clean Holdings, Inc., (2)	17,196

2,143	Ultratech Stepper Inc., (2)	50,982

3,026	Veeco Instruments Inc., (2)	88,389
	Total Semiconductors & Equipment	4,073,591

	Software – 3.8%

4,317	Accelrys, Inc., (2)	40,364

3,080	ACI Worldwide, Inc., (2)	169,770

3,658	Actuate Corporation, (2)	29,301

2,523	Advent Software Inc.	84,647

1,855	American Software, Inc.	16,231

7,244	Aspen Technology Inc., (2)	276,938

1,851	AVG Technologies NV, (2)	37,205

3,529	Blackbaud, Inc.	127,044

2,925	Bottomline Technologies, Inc., (2)	91,904

2,168	Broadsoft Inc., (2), (3)	70,937

2,904	Callidus Software, Inc., (2)	30,056

3,594	CommVault Systems, Inc., (2)	280,620

1,715	Comverse Incorporated, (2)	54,160

618	Cyan Inc., (2)	2,911

Nuveen Investments	103

Portfolio of Investments October 31, 2013

Nuveen Small Cap Index Fund (continued)

Shares	Description (1)	Value

	Software (continued)

526	Digimarc Corporation	$11,078

2,404	Ebix, Inc., (3)	27,358

2,035	Ellie Mae Incorporated, (2)	58,812

2,431	EPIQ Systems, Inc.	36,368

290	ePlus, Inc.	15,764

2,774	Fair Isaac Corporation	158,895

1,263	Fleetmatics Group Limited, (2)	40,100

599	Gigamon Inc., (2)	18,437

4,379	Glu Mobile, Inc., (2), (3)	14,889

1,298	Guidance Software, Inc., (2)	11,345

3,758	Guidewire Software Incorporated, (2)	190,606

1,561	Imperva Incorporated, (2)	59,849

3,872	Infoblox, Incorporated, (2)	172,110

1,197	Interactive Intelligence Group, (2)	73,556

3,061	Jive Software Inc., (2)	33,334

1,504	Manhattan Associates Inc., (2)	160,191

7,373	Mentor Graphics Corporation	162,796

699	Microstrategy Inc., (2)	85,271

1,928	Mitek Systems Inc., (2)	10,199

627	Model N Inc., (2), (3)	5,637

2,955	Monotype Imaging Holdings Inc.	83,390

2,799	NetScout Systems, Inc., (2)	79,268

9,247	Parametric Technology Corporation, (2)	256,327

1,344	Pegasystems, Inc.	51,153

4,262	Progress Software Corporation, (2)	110,642

1,687	Proofpoint, Incorporated, (2)	53,377

1,738	PROS Holdings, Inc., (2)	61,438

463	QAD Inc A	6,908

6,727	QLIK Technologies Inc., (2)	170,462

1,151	Qualys Incorporated, (2)	23,941

497	Rally Software Development Corporation, (2)	13,335

3,598	RealPage Inc., (2), (3)	88,259

896	Rosetta Stone Inc., (2)	13,601

1,310	Sapiens International Corporation NV	8,450

2,531	SeaChange International, Inc., (2)	35,915

457	Silver Springs Networks Inc., (2)	9,981

4,504	SS&C Technologies Holdings Inc., (2)	177,007

2,252	Synchronoss Technologies, Inc., (2), (3)	77,964

6,260	Take-Two Interactive Software, Inc., (2)	112,117

104	Nuveen Investments

Shares	Description (1)	Value

	Software (continued)

2,395	Tangoe Inc., (2), (3)	$45,745

3,678	TeleCommunication Systems, (2)	8,386

1,148	TeleNav Inc., (2)	8,323

9,786	TiVo, Inc., (2)	130,056

2,435	Tyler Technologies Inc., (2)	235,489

2,137	Ultimate Software Group, Inc., (2)	330,124

2,235	Vasco Data Security International, Inc., (2)	16,785

4,073	Verint Systems Inc., (2)	148,746

3,263	VirnetX Holding Corporation, (2), (3)	70,938

5,184	Vringo Inc., (2), (3)	14,619
	Total Software	5,101,429

	Specialty Retail – 3.0%

6,066	Aeropostale, Inc., (2), (3)	56,353

622	America’s Car-Mart, Inc., (2), (3)	28,450

3,647	Ann Inc., (2)	128,958

2,410	Asbury Automotive Group, Inc., (2)	115,801

3,123	Barnes & Noble Inc., (2)	44,128

2,689	bebe stores, inc., (3)	16,215

1,300	Big 5 Sporting Goods Corporation	24,583

1,278	Body Central Corporation, (2)	7,157

3,344	Brown Shoe Inc.	75,039

2,159	Buckle Inc., (3)	105,661

2,130	Cato Corporation	63,836

1,786	Childrens Place Retail Stores Inc., (2)	97,498

2,807	Christopher & Banks Corporation, (2)	16,196

1,195	Citi Trends, Inc., (2), (3)	17,543

1,736	Conn’s, Inc., (2)	104,924

1,046	Destination Maternity Corporation	32,677

3,255	Destination XL Group Inc., (2), (3)	22,622

6,599	Express Inc., (2)	153,163

3,806	Finish Line, Inc.	95,302

2,534	Five Below, Incorporated, (2)	122,291

3,404	Francescas Holdings Corporation, (2), (3)	61,238

1,857	Genesco Inc., (2)	126,480

1,681	Group 1 Automotive Inc., (3)	107,584

1,527	Haverty Furniture Companies Inc.	42,466

993	Hhgregg Inc., (2), (3)	15,401

2,009	Hibbett Sporting Goods, Inc., (2), (3)	117,185

2,161	Joseph A Bank Clothiers, Inc., (2)	103,685

Nuveen Investments	105

Portfolio of Investments October 31, 2013

Nuveen Small Cap Index Fund (continued)

Shares	Description (1)	Value

	Specialty Retail (continued)

1,078	Kirkland’s, Inc., (2)	$19,135

1,716	Lithia Motors Inc.	107,851

2,124	Lumber Liquidators Inc., (2), (3)	242,540

1,804	Marinemax Inc., (2)	26,573

1,039	Mattress Firm Holding Corporation, (2), (3)	31,232

3,886	Mens Wearhouse Inc.	164,378

2,418	Monro Muffler Brake, Inc., (3)	111,228

2,225	New York & Company Inc., (2)	11,392

19,021	Office Depot, Inc., (2)	106,327

6,726	OfficeMax Inc., (3)	100,755

3,568	Pacific Sunwear of California, Inc., (2)	9,598

3,265	Penske Auto Group, Inc.	129,359

4,110	Pep Boys - Manny, Moe & Jack, (2)	53,183

7,327	Pier 1 Imports, Inc.	152,988

7,705	RadioShack Corporation, (2), (3)	21,651

4,120	Rent-A-Center Inc., (3)	141,069

1,367	Restoration Hardware Holdings Incorporated, (2)	95,335

668	Sears Hometown and Outlet Stores, (2)	18,610

4,302	Select Comfort Corporation, (2)	78,813

1,159	Shoe Carnival, Inc.	30,122

3,010	Sonic Automotive Inc.	67,063

2,528	Stage Stores Inc., (3)	52,203

2,139	Stein Mart, Inc.	31,593

818	Systemax Inc.	7,771

1,426	Tile Shop Holdings Inc., (2)	31,843

764	Tilly’s Inc, Class A Shares, (2)	11,124

818	Trans World Entertainment Corporation	3,542

2,347	Vitamin Shoppe Inc., (2), (3)	110,098

1,312	West Marine, Inc., (2)	16,020

6,878	Wet Seal Inc., (2)	22,766

168	Winmark Corporation	12,299

2,510	Zale Corporation, (2)	39,231

1,632	Zumiez, Inc., (2)	48,372
	Total Specialty Retail	4,008,500

	Textiles, Apparel & Luxury Goods – 1.2%

4,481	American Apparel, Inc., (2), (3)	6,005

847	Columbia Sportswear Company, (3)	56,639

713	Costa Inc., (2)	14,346

6,812	Crocs, Inc., (2)	82,970

106	Nuveen Investments

Shares	Description (1)	Value

	Textiles, Apparel & Luxury Goods (continued)

631	Culp Inc.	$12,210

9,273	Fifth & Pacific Companies Inc., (2)	245,642

1,298	G III Apparel Group, Limited, (2)	73,623

4,409	Iconix Brand Group, Inc., (2), (3)	159,121

6,192	Jones Apparel Group Inc.	96,224

1,365	Movado Group Inc.	63,650

1,040	Oxford Industries Inc., (3)	74,641

952	Perry Ellis International, Inc.	18,098

10,247	Quiksilver Inc., (2)	85,255

771	R.G. Barry Corporation	14,711

2,990	Skechers USA Inc., (2), (3)	87,129

4,650	Steven Madden Limited, (2)	170,562

3,702	Tumi Holdings Inc., (2)	79,038

1,153	Unifi Inc., (2)	28,122

1,673	Vera Bradley Inc., (2)	37,057

3,878	Wolverine World Wide Inc., (3)	223,916
	Total Textiles, Apparel & Luxury Goods	1,628,959

	Thrifts & Mortgage Finance – 1.5%

6,826	Astoria Financial Corporation	90,171

1,262	Banc of California Inc., (3)	17,807

3,589	Bank Mutual Corporation	22,826

1,630	BankFinancial Corporation	15,143

520	BBX Capital Corporation, (2)	6,859

2,472	Beneficial Mutual Bancorp Inc., (2)	24,102

1,939	Berkshire Hills Bancorp, Inc.	49,192

936	BofI Holdings, Inc., (2)	56,553

5,418	Brookline Bancorp, Inc.	48,058

10,733	Capitol Federal Financial Inc.	135,987

1,640	Charter Financial Corporation	17,778

634	Clifton Savings Bancorp, Inc.	8,007

2,461	Dime Community Bancshares, Inc.	40,262

505	Doral Financial Group, (2)	8,535

993	ESB Financial Corporation	13,217

730	ESSA Bancorp Inc.	8,001

6,222	Everbank Financial Corporation	94,077

796	Federal Agricultural Mortgage Corporation	28,409

755	First Defiance Financial Corporation	19,494

226	First Federal Bancshares of Arkansas, Inc., (2)	2,029

1,186	First Financial Northwest Inc.	12,856

Nuveen Investments	107

Portfolio of Investments October 31, 2013

Nuveen Small Cap Index Fund (continued)

Shares	Description (1)	Value

	Thrifts & Mortgage Finance (continued)

1,534	Flagstar Bancorp Inc., (2)	$24,866

942	Fox Chase Bancorp.	16,268

831	Franklin Financial Corporation	15,681

99	Hingham Institution for Savings	7,199

507	Home Bancorp Inc., (2)	9,212

5,490	Home Loan Servicing Solutions Limited	129,619

1,002	HomeStreet Inc.	19,058

1,109	Kearny Financial Corporation, (2)	11,645

628	Meridian Interstate Bancorp, Inc., (2)	14,909

396	Meta Financial Group, Inc.	14,739

25,064	MGIC Investment Corporation, (2)	204,021

324	NASB Financial, Inc., (2)	8,343

4,194	Northfield Bancorp Inc.	54,228

6,753	Northwest Bancshares Inc., (3)	94,474

1,064	OceanFirst Financial Corporation	18,716

3,508	Oritani Financial Corporation	56,900

987	PennyMac Financial Services Inc., (2)	15,891

720	Provident Financial Holdings, Inc., (3)	10,915

4,614	Provident Financial Services Inc.	86,466

3,429	Provident New York Bancorp., (3)	40,188

13,363	Radian Group Inc., (3)	194,699

1,976	Rockville Financial Inc.	25,984

542	Roma Financial Corporation, (2)	10,547

766	Territorial Bancorp Inc.	16,706

497	Tree.com Inc.	14,666

7,282	TrustCo Bank Corporation NY, (3)	48,935

3,810	United Community Financial Corporation, (2)	15,240

1,521	United Financial Bancorp.	23,849

1,273	Walker & Dunlop Inc., (2)	16,524

569	Waterstone Financial Inc., (2)	6,054

1,478	Westfield Financial Inc.	10,656

606	WSFS Financial Corporation	42,426
	Total Thrifts & Mortgage Finance	1,998,987

	Tobacco – 0.1%

6,774	Alliance One International, Inc., (2)	20,119

1,804	Universal Corporation, (3)	95,666

4,320	Vector Group Ltd., (3)	69,854
	Total Tobacco	185,639

108	Nuveen Investments

Shares	Description (1)	Value

	Trading Companies & Distributors – 0.9%

2,118	Aceto Corporation	$33,782

5,293	Aircastle LTD	99,879

3,258	Applied Industrial Technologies Inc.	154,136

3,764	Beacon Roofing Supply Company, (2)	130,648

2,937	Bluelinx Holdings Inc., (2)	5,463

1,328	CAI International Inc., (2)	29,070

732	DXP Enterprises, Inc., (2)	67,271

1,319	Edgen Group Incorporated, (2), (3)	15,788

2,297	H&E Equipment Services, Inc., (2)	57,494

1,385	Houston Wire & Cable Company	19,210

2,090	Kaman Corporation	77,706

2,681	Rush Enterprises, Class A, (2), (3)	76,730

620	Stock Building Supply Holdings Inc., (2)	9,548

2,617	TAL International Group Inc., (3)	126,427

1,647	Textainer Group Holdings Limited, (3)	62,421

1,331	Titan Machinery, Inc., (2), (3)	23,479

1,985	Watsco Inc.	189,151
	Total Trading Companies & Distributors	1,178,203

	Transportation Infrastructure – 0.1%

3,183	Wesco Aircraft Holdings Inc., (2)	58,313

	Water Utilities – 0.2%

2,980	American States Water Co	84,865

586	Artesian Resources Corporation	13,414

3,690	California Water Service Group	80,437

836	Connecticut Water Service, Inc.	26,789

1,131	Consolidated Water Company, Limited	17,005

1,223	Middlesex Water Company	25,348

1,331	Pure Cycle Corporation, (2)	8,886

1,196	SJW Corporation	33,762

999	York Water Company	20,689
	Total Water Utilities	311,195

	Wireless Telecommunication Services – 0.2%

1,435	Boingo Wireless Inc., (2)	9,729

4,174	Leap Wireless International, Inc., (2), (3)	67,201

13,298	NII Holdings Inc., Class B, (2), (3)	45,745

1,182	NTELOS Holdings Corporation	22,505

1,854	Shenandoah Telecommunications Company, (3)	51,411

1,673	USA Mobility Inc.	24,961
	Total Wireless Telecommunication Services	221,552
	Total Common Stocks (cost $85,119,948)	121,515,444

Nuveen Investments	109

Portfolio of Investments October 31, 2013

Nuveen Small Cap Index Fund (continued)

Shares	Description (1), (4)					Value

	EXCHANGE-TRADED FUNDS – 0.0%

591	Firsthand Technology Value Fund, Incorporated					$13,776
	Total Exchange-Traded Funds (cost $10,630)					13,776

Shares	Description (1)					Value

	COMMON STOCK RIGHTS – 0.0%

2,858	Caesar’s Entertainment Company, (2), (3), (5)					$—

692	Clinical Data, Inc., (2), (5)					—

3,767	Cubist Pharmaceuticals Inc., (2)					7,270

1,493	Gerber Scientific Inc., (2), (5)					—
	Total Common Stock Rights (cost $6,958)					7,270

Shares	Description (1)					Value

	WARRANTS – 0.0%

1,328	Magnum Hunter Resources Corporation Warrants, (3), (5)					$2,675

424	OncoMed Pharmaceuticals Inc., (2), (5)					—

157	Tejon Ranch Company, (2)					840

2,878	Trius Therapeutics Inc., (2), (5)					—
	Total Warrants (cost $855)					3,515

Shares	Description (1)					Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 22.0%

	Money Market Funds – 22.0%

29,409,661	Mount Vernon Securities Lending Prime Portfolio, 0.177%, (6), (7)					$29,409,661
	Total Investments Purchased with Collateral from Securities Lending (cost $29,409,661)					29,409,661
	Total Long-Term Investments (cost $114,548,052)					150,949,666

Shares/ Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (8)	Value

	SHORT-TERM INVESTMENTS – 8.4%

	Money Market Funds – 8.0%

10,672,790	First American Treasury Obligations Fund, Class Z	0.000%	(6)	N/A	N/A	$10,672,790

	U.S. Government and Agency Obligations – 0.4%

$600	U.S. Treasury Bills, (9)	0.000%		2/13/14	N/R	599,914

	Total Short-Term Investments (cost $11,272,695)					11,272,704
	Total Investments (cost $125,820,747) – 121.1%					162,222,370
	Other Assets Less Liabilities – (21.1)% (10)					(28,255,067)
	Net Assets – 100%					$133,967,303

110	Nuveen Investments

Investments in Derivatives as of October 31, 2013

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Value	Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index	Long	110	12/13	$12,075,798	$433,973

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan at the end of the reporting period was $27,812,870.

(4)	A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained from the Securities and Exchange Commission on its website at http://www.sec.gov.

(5)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements Note 2 – Investment Valuation and Fair Value Measurements for more information.

(6)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(7)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investment in Derivatives, Securities Lending for more information.

(8)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(9)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

(10)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

N/A	Not applicable.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

Nuveen Investments	111

Statement of

Assets & Liabilities October 31, 2013

	Equity Index	Mid Cap Index	Small Cap Index
Assets
Long-term investments, at value (cost $326,783,741, $406,783,982 and $85,138,391, respectively)	$778,058,377	$568,122,457	$121,540,005
Short-term investments, at value (cost $11,391,181, $37,856,345 and $11,272,695, respectively)	11,391,226	37,856,375	11,272,704
Investment purchased with collateral from securities lending (at cost, which approximates value)	76,321,947	173,913,770	29,409,661
Cash	11,952	—	448
Receivable for:
Dividends	793,401	231,310	44,008
Due from broker	8,390	33,562	21,234
Investments sold	—	—	16,250
Reclaims	—	—	30
Shares sold	902,623	2,805,142	1,619,283
Other assets	15,763	9,044	2,867
Total assets	867,503,679	782,971,660	163,926,490
Liabilities
Payable for:
Collateral from securities lending program	76,321,947	173,913,770	29,409,661
Investments purchased	689,306	905,088	222,906
Shares redeemed	694,347	820,037	95,605
Variation margin on future contracts	55,200	123,999	85,162
Accrued expenses:
Directors fees	20,255	11,588	1,016
Management fees	125,341	223,102	15,327
12b-1 distribution and service fees	73,848	124,750	27,855
Other	283,431	206,647	101,655
Total liabilities	78,263,675	176,328,981	29,959,187
Net assets	$789,240,004	$606,642,679	$133,967,303
Class A Shares
Net assets	$183,491,058	$185,941,772	$41,769,328
Shares outstanding	6,770,224	10,623,811	2,785,932
Net asset value and offering price per share	$27.10	$17.50	$14.99
Class B Shares
Net assets	$2,042,318	N/A	N/A
Shares outstanding	76,727	N/A	N/A
Net asset value and offering price per share	$26.62	N/A	N/A
Class C Shares
Net assets	$10,751,901	$10,925,303	$2,154,585
Shares outstanding	400,842	647,446	150,610
Net asset value and offering price per share	$26.82	$16.87	$14.31
Class R3 Shares
Net assets	$61,823,265	$186,673,286	$41,349,726
Shares outstanding	2,285,995	10,801,588	2,828,670
Net asset value and offering price per share	$27.04	$17.28	$14.62
Class I Shares
Net assets	$531,131,462	$223,102,318	$48,693,664
Shares outstanding	19,602,939	12,701,131	3,238,219
Net asset value and offering price per share	$27.09	$17.57	$15.04
Net assets consist of:
Capital paid-in	$291,868,310	$419,345,772	$89,940,404
Undistributed (Over-distribution of) net investment income	1,939,115	3,913,246	1,002,079
Accumulated net realized gain (loss)	43,739,965	20,574,977	6,189,224
Net unrealized appreciation (depreciation)	451,692,614	162,808,684	36,835,596
Net assets	$789,240,004	$606,642,679	$133,967,303
Authorized shares – per class	$2 billion	$2 billion	$2 billion
Par value per share	$0.0001	$0.0001	$0.0001
N/A	– Fund does not offer share class.

See accompanying notes to financial statements.

112	Nuveen Investments

Statement of

Operations Year Ended October 31, 2013

	Equity Index	Mid Cap Index	Small Cap Index
Investment Income
Dividend and interest income	$16,766,831	$7,709,201	$1,707,634
Securities lending income, net	108,127	281,557	234,047
Total investment income	16,874,958	7,990,758	1,941,681
Expenses
Management fees	2,112,575	1,573,150	353,734
12b-1 service fees – Class A	411,041	359,455	84,815
12b-1 distribution and service fees – Class B	22,403	N/A	N/A
12b-1 distribution and service fees – Class C	92,422	78,321	17,267
12b-1 distribution and service fees – Class R3	227,448	748,528	145,703
Shareholder servicing agent fees and expenses	984,764	591,403	134,724
Custodian fees and expenses	158,622	105,728	145,778
Directors fees and expenses	19,648	12,993	2,909
Professional fees	59,807	42,736	32,117
Shareholder reporting expenses	79,530	80,359	16,851
Federal and state registration fees	73,139	77,417	53,086
Other expenses	38,391	32,020	116,773
Total expenses before fee waiver/expense reimbursement	4,279,790	3,702,110	1,103,757
Fee waiver/expense reimbursement	(702,576)	(114,024)	(260,301)
Net expenses	3,577,214	3,588,086	843,456
Net investment income (loss)	13,297,744	4,402,672	1,098,225
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	52,253,862	15,293,322	4,297,107
Future contracts	5,449,087	5,999,365	1,950,317
Change in net unrealized appreciation (depreciation) of:
Investments	107,601,627	108,525,486	23,359,562
Future contracts	833,236	2,220,304	687,238
Net realized and unrealized gain (loss)	166,137,812	132,038,477	30,294,224
Net increase (decrease) in net assets from operations	$179,435,556	$136,441,149	$31,392,449
N/A	– Fund does not offer share class.

See accompanying notes to financial statements.

Nuveen Investments	113

Statement of

Changes in Net Assets

	Equity Index		Mid Cap Index
	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/13	Year Ended 10/31/12
Operations
Net investment income (loss)	$13,297,744	$12,942,590	$4,402,672	$2,526,147
Net realized gain (loss) from:
Investments	52,253,862	16,407,263	15,293,322	11,219,823
Futures contracts	5,449,087	4,945,104	5,999,365	4,173,352
Change in net unrealized appreciation (depreciation) of:
Investments	107,601,627	68,394,043	108,525,486	20,950,190
Futures contracts	833,236	(1,675,496)	2,220,304	(2,256,395)
Net increase (decrease) in net assets from operations	179,435,556	101,013,504	136,441,149	36,613,117
Distributions to Shareholders
From net investment income:
Class A	(2,606,436)	(2,153,086)	(790,895)	(147,244)
Class B	(19,422)	(28,382)	N/A	N/A
Class C	(78,170)	(71,530)	—	—
Class R3	(602,709)	(344,372)	(568,169)	—
Class I	(9,873,135)	(10,616,129)	(1,643,928)	(846,639)
From accumulated net realized gains:
Class A	(3,515,075)	(8,608,834)	(3,562,726)	(2,675,890)
Class B	(60,618)	(285,612)	N/A	N/A
Class C	(199,974)	(609,468)	(186,176)	(124,428)
Class R3	(810,497)	(1,132,075)	(3,920,755)	(2,645,479)
Class I	(13,293,563)	(42,337,058)	(5,623,072)	(6,112,513)
Decrease in net assets from distributions to shareholders	(31,059,599)	(66,186,546)	(16,295,721)	(12,552,193)
Fund Share Transactions
Proceeds from sale of shares	129,600,911	134,469,795	209,556,006	159,926,037
Proceeds from shares issued to shareholders due to reinvestment of distributions	24,380,950	49,279,398	13,377,172	9,375,784
	153,981,861	183,749,193	222,933,178	169,301,821
Cost of shares redeemed	(257,387,549)	(217,214,717)	(128,355,020)	(108,835,689)
Net increase (decrease) in net assets from Fund share transactions	(103,405,688)	(33,465,524)	94,578,158	60,466,132
Net increase (decrease) in net assets	44,970,269	1,361,434	214,723,586	84,527,056
Net assets at the beginning of period	744,269,735	742,908,301	391,919,093	307,392,037
Net assets at the end of period	$789,240,004	$744,269,735	$606,642,679	$391,919,093
Undistributed (Over-distribution of) net investment income at the end of period	$1,939,115	$1,668,887	$3,913,246	$2,251,442
N/A	– Fund does not offer share class.

See accompanying notes to financial statements.

114	Nuveen Investments

	Small Cap Index
	Year Ended 10/31/13	Year Ended 10/31/12
Operations
Net investment income (loss)	$1,098,225	$600,158
Net realized gain (loss) from:
Investments	4,297,107	3,352,368
Futures contracts	1,950,317	1,249,190
Change in net unrealized appreciation (depreciation) of:
Investments	23,359,562	3,790,158
Futures contracts	687,238	(681,440)
Net increase (decrease) in net assets from operations	31,392,449	8,310,434
Distributions to Shareholders
From net investment income:
Class A	(217,739)	(58,683)
Class C	—	—
Class R3	(103,962)	(3,152)
Class I	(328,679)	(200,814)
From accumulated net realized gains:
Class A	(1,103,621)	—
Class C	(50,808)	—
Class R3	(813,668)	—
Class I	(1,276,552)	—
Decrease in net assets from distributions to shareholders	(3,895,029)	(262,649)
Fund Share Transactions
Proceeds from sale of shares	53,528,206	31,082,624
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,120,918	162,716
	56,649,124	31,245,340
Cost of shares redeemed	(33,996,665)	(28,170,780)
Net increase (decrease) in net assets from Fund share transactions	22,652,459	3,074,560
Net increase (decrease) in net assets	50,149,879	11,122,345
Net assets at the beginning of period	83,817,424	72,695,079
Net assets at the end of period	$133,967,303	$83,817,424
Undistributed (Over-distribution of) net investment income at the end of period	$1,002,079	$493,288

See accompanying notes to financial statements.

Nuveen Investments	115

Financial

Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)		Investment Operations			Less Distributions
EQUITY INDEX
Year Ended October 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (12/92)
2013	$22.35	$.38	$5.31	$5.69	$(.39)	$(.55)	$(.94)	$27.10
2012	21.44	.34	2.48	2.82	(.35)	(1.56)	(1.91)	22.35
2011	21.51	.30	1.26	1.56	(.26)	(1.37)	(1.63)	21.44
2010	18.86	.29	2.70	2.99	(.30)	(.04)	(.34)	21.51
2009	17.61	.34	1.27	1.61	(.36)	—	(.36)	18.86
Class B (8/94)
2013	21.97	.21	5.19	5.40	(.20)	(.55)	(.75)	26.62
2012	21.10	.18	2.43	2.61	(.18)	(1.56)	(1.74)	21.97
2011	21.19	.14	1.24	1.38	(.10)	(1.37)	(1.47)	21.10
2010	18.58	.13	2.66	2.79	(.14)	(.04)	(.18)	21.19
2009	17.35	.22	1.25	1.47	(.24)	—	(.24)	18.58
Class C (2/99)
2013	22.13	.20	5.24	5.44	(.20)	(.55)	(.75)	26.82
2012	21.24	.17	2.46	2.63	(.18)	(1.56)	(1.74)	22.13
2011	21.32	.13	1.26	1.39	(.10)	(1.37)	(1.47)	21.24
2010	18.70	.13	2.67	2.80	(.14)	(.04)	(.18)	21.32
2009	17.46	.21	1.26	1.47	(.23)	—	(.23)	18.70
Class R3 (9/01)
2013	22.31	.31	5.30	5.61	(.33)	(.55)	(.88)	27.04
2012	21.40	.28	2.48	2.76	(.29)	(1.56)	(1.85)	22.31
2011	21.47	.25	1.26	1.51	(.21)	(1.37)	(1.58)	21.40
2010	18.83	.23	2.70	2.93	(.25)	(.04)	(.29)	21.47
2009	17.58	.29	1.28	1.57	(.32)	—	(.32)	18.83
Class I (2/94)
2013	22.35	.45	5.29	5.74	(.45)	(.55)	(1.00)	27.09
2012	21.43	.39	2.49	2.88	(.40)	(1.56)	(1.96)	22.35
2011	21.50	.36	1.26	1.62	(.32)	(1.37)	(1.69)	21.43
2010	18.86	.34	2.69	3.03	(.35)	(.04)	(.39)	21.50
2009	17.61	.38	1.27	1.65	(.40)	—	(.40)	18.86

116	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

26.32%	$183,491	.71%	1.48%	.62%	1.57%	2%
14.51	143,664	.69	1.49	.62	1.56	1
7.41	119,172	.70	1.29	.62	1.37	2
15.94	119,761	.79	1.23	.61	1.41	4
9.51	115,213	.79	1.86	.62	2.03	10

25.35	2,042	1.46	.78	1.37	.87	2
13.69	2,611	1.44	.76	1.37	.84	1
6.60	4,227	1.45	.55	1.37	.63	2
15.07	7,351	1.54	.49	1.36	.67	4
8.69	9,822	1.54	1.16	1.37	1.33	10

25.35	10,752	1.46	.72	1.37	.82	2
13.70	8,095	1.44	.75	1.37	.82	1
6.61	8,261	1.45	.55	1.37	.62	2
15.05	8,651	1.54	.48	1.36	.66	4
8.69	8,661	1.54	1.14	1.37	1.31	10

25.96	61,823	.97	1.19	.87	1.29	2
14.26	33,685	.94	1.22	.87	1.28	1
7.15	14,218	.95	1.06	.87	1.13	2
15.63	12,979	1.04	.97	.86	1.15	4
9.27	10,915	1.04	1.56	.87	1.73	10

26.59	531,131	.46	1.76	.37	1.85	2
14.85	556,215	.44	1.75	.37	1.82	1
7.68	597,030	.45	1.55	.37	1.63	2
16.18	749,210	.54	1.48	.36	1.66	4
9.78	827,145	.54	2.14	.37	2.31	10

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	117

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)		Investment Operations			Less Distributions
MID CAP INDEX
Year Ended October 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (11/99)
2013	$13.76	$.13	$4.17	$4.30	$(.10)	$(.46)	$(.56)	$17.50
2012	12.87	.09	1.31	1.40	(.03)	(.48)	(.51)	13.76
2011	11.98	.05	.92	.97	(.08)	—	(.08)	12.87
2010	9.52	.09	2.45	2.54	(.08)	—	(.08)	11.98
2009	8.83	.09	1.27	1.36	(.07)	(.60)	(.67)	9.52
Class C (9/01)
2013	13.28	.01	4.04	4.05	—	(.46)	(.46)	16.87
2012	12.51	(.01)	1.26	1.25	—	(.48)	(.48)	13.28
2011	11.67	(.05)	.89	.84	—	—	—	12.51
2010	9.28	.01	2.39	2.40	(.01)	—	(.01)	11.67
2009	8.64	.04	1.23	1.27	(.03)	(.60)	(.63)	9.28
Class R3 (11/00)
2013	13.59	.10	4.11	4.21	(.06)	(.46)	(.52)	17.28
2012	12.73	.06	1.28	1.34	—	(.48)	(.48)	13.59
2011	11.86	.01	.92	.93	(.06)	—	(.06)	12.73
2010	9.43	.06	2.43	2.49	(.06)	—	(.06)	11.86
2009	8.76	.07	1.26	1.33	(.06)	(.60)	(.66)	9.43
Class I (11/99)
2013	13.81	.18	4.17	4.35	(.13)	(.46)	(.59)	17.57
2012	12.92	.12	1.32	1.44	(.07)	(.48)	(.55)	13.81
2011	12.03	.08	.91	.99	(.10)	—	(.10)	12.92
2010	9.55	.12	2.46	2.58	(.10)	—	(.10)	12.03
2009	8.84	.12	1.27	1.39	(.08)	(.60)	(.68)	9.55

118	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

32.46%	$185,942	.76%	.84%	.73%	.86%	7%
11.48	104,467	.80	.61	.74	.67	7
8.07	68,856	.79	.32	.75	.36	23
26.79	36,499	.86	.70	.74	.82	8
17.53	22,766	.92	.98	.75	1.15	18

31.51	10,925	1.51	.07	1.48	.10	7
10.60	5,290	1.55	(.13)	1.49	(.07)	7
7.20	3,302	1.53	(.42)	1.50	(.39)	23
25.86	3,100	1.61	(.05)	1.49	.07	8
16.68	2,766	1.67	.31	1.50	.48	18

32.16	186,673	1.01	.60	.98	.62	7
11.14	113,834	1.05	.36	.99	.42	7
7.83	65,060	1.04	.07	1.00	.11	23
26.48	26,458	1.11	.44	.99	.56	8
17.29	12,212	1.17	.72	1.00	.89	18

32.82	223,102	.51	1.12	.48	1.14	7
11.80	168,328	.55	.87	.49	.93	7
8.23	170,174	.53	.59	.50	.63	23
27.13	202,542	.61	.95	.49	1.07	8
17.92	163,432	.67	1.30	.50	1.47	18

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	119

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)		Investment Operations			Less Distributions
SMALL CAP INDEX
Year Ended October 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (12/98)
2013	$11.59	$.14	$3.79	$3.93	$(.08)	$(.45)	$(.53)	$14.99
2012	10.43	.08	1.11	1.19	(.03)	—	(.03)	11.59
2011	9.89	.05	.55	.60	(.06)	—	(.06)	10.43
2010	7.90	.05	1.99	2.04	(.05)	—	(.05)	9.89
2009	8.91	.06	.27	.33	(.07)	(1.27)	(1.34)	7.90
Class C (9/01)
2013	11.08	.03	3.65	3.68	—	(.45)	(.45)	14.31
2012	10.02	—	1.06	1.06	—	—	—	11.08
2011	9.52	(.03)	.53	.50	—	—	—	10.02
2010	7.62	(.02)	1.92	1.90	—	—	—	9.52
2009	8.66	.01	.26	.27	(.04)	(1.27)	(1.31)	7.62
Class R3 (12/98)
2013	11.31	.10	3.72	3.82	(.06)	(.45)	(.51)	14.62
2012	10.18	.05	1.08	1.13	—	—	—	11.31
2011	9.66	.03	.53	.56	(.04)	—	(.04)	10.18
2010	7.73	.03	1.94	1.97	(.04)	—	(.04)	9.66
2009	8.76	.04	.26	.30	(.06)	(1.27)	(1.33)	7.73
Class I (12/98)
2013	11.63	.17	3.80	3.97	(.11)	(.45)	(.56)	15.04
2012	10.46	.11	1.12	1.23	(.06)	—	(.06)	11.63
2011	9.91	.08	.55	.63	(.08)	—	(.08)	10.46
2010	7.91	.07	2.00	2.07	(.07)	—	(.07)	9.91
2009	8.92	.09	.25	.34	(.08)	(1.27)	(1.35)	7.91

120	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

35.52%	$41,769	1.07%	.81%	.82%	1.06%	11%
11.44	28,640	1.27	.28	.83	.72	20
6.03	19,406	1.17	.15	.83	.50	14
25.91	12,667	1.49	(.15)	.79	.55	12
6.34	8,591	1.66	.03	.82	.87	22

34.57	2,155	1.82	— *	1.57	.25	11
10.58	1,246	2.00	(.46)	1.58	(.03)	20
5.25	1,330	1.90	(.58)	1.58	(.26)	14
24.93	1,645	2.24	(.90)	1.54	(.20)	12
5.60	1,380	2.41	(.67)	1.57	.17	22

35.24	41,350	1.32	.49	1.07	.74	11
11.13	20,198	1.52	.02	1.08	.47	20
5.79	11,824	1.44	(.12)	1.08	.24	14
25.55	4,795	1.74	(.40)	1.04	.30	12
6.08	2,512	1.91	(.29)	1.07	.55	22

35.82	48,694	.82	1.05	.57	1.30	11
11.79	33,733	1.00	.55	.58	.97	20
6.33	40,135	.90	.42	.58	.75	14
26.22	47,179	1.24	.10	.54	.80	12
6.50	43,179	1.41	.35	.57	1.19	22

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Round to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	121

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Equity Index Fund (“Equity Index”), Nuveen Mid Cap Index Fund (“Mid Cap Index”) and Nuveen Small Cap Index Fund (“Small Cap Index”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the state of Maryland on August 20, 1987.

Investment Adviser

On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Fund Information

Equity Index’s investment objective is to provide investment results that correspond to the performance of the Standard & Poor’s 500® Index (S&P 500 Index). Mid Cap Index’s investment objective is to provide investment results that correspond to the performance of the Standard & Poor’s MidCap 400® Index (S&P MidCap 400 Index). Small Cap Index’s investment objective is to provide investment results that correspond to the performance of the Russell® 2000 Index (Russell 2000 Index).

Under normal market conditions, each Fund generally invests at least 90% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks included in its corresponding index. Each Fund also may invest in stock index futures contracts, options on stock indices and options on stock index futures (“derivatives”) on its corresponding index. Each Fund may make these investments to maintain the liquidity needed to meet redemption requests, to increase the level of Fund assets devoted to replicating the composition of its corresponding index and to reduce transaction costs.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement Operations.

122	Nuveen Investments

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually for Mid Cap Index and Small Cap Index and quarterly for Equity Index. Dividends from net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Mid Cap Index and Small Cap Index receive distributions from holdings in Real Estate Investment Trusts (“REITs”). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the REIT shareholder. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. The actual character of distributions to Fund shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Fund shareholder may represent a return of capital.

Share Classes and Sales Charges

The Funds only issue Class A Shares for purchase by certain retirement plans and by qualifying clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services. Class A Shares are offered to those investors at their net asset value per share with no up-front sales charge. Equity Index will issue Class B shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts. Class B Shares incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a contingent deferred sales charge (“CDSC”) of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution and a .25% annual service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also

Nuveen Investments	123

Notes to Financial Statements (continued)

be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange. These securities may represent a transfer from a Level 1 to a Level 2 security.

Exchange traded funds in which the Funds may invest are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. These investment vehicles are generally classified as Level 1.

Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Directors. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

124	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Equity Index	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Common Stocks	$778,058,377	$—	$—		$778,058,377
Investments Purchased with Collateral from Securities Lending	76,321,947	—	—		76,321,947
Short-Term Investments:
Money Market Funds	8,391,658	—	—		8,391,658
U.S. Government and Agency Obligations	—	2,999,568	—		2,999,568
Derivatives:
Futures Contracts**	417,933	—	—		417,933
Total	$863,189,915	$2,999,568	$—		$866,189,483

Mid Cap Index	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Common Stocks	$568,122,457	$—	$—		$568,122,457
Investments Purchased with Collateral from Securities Lending	173,913,770	—	—		173,913,770
Short-Term Investments:
Money Market Funds	35,856,663	—	—		35,856,663
U.S. Government & Agency Obligations	—	1,999,712	—		1,999,712
Derivatives:
Futures Contracts**	1,470,179	—	—		1,470,179
Total	$779,363,069	$1,999,712	$—		$781,362,781

Small Cap Index	Level 1	Level 2	Level 3***		Total
Long-Term Investments*:
Common Stocks	$121,515,444	$—	$—		$121,515,444
Exchange-Traded Funds	13,776	—	—		13,776
Common Stock Rights	7,270	—	—	****	7,270
Warrants	840	—	2,675		3,515
Investments Purchased with Collateral from Securities Lending	29,409,661	—	—		29,409,661
Short-Term Investments:
Money Market Funds	10,672,790	—	—		10,672,790
U.S. Government & Agency Obligations	—	599,914	—		599,914
Derivatives:
Futures Contracts**	433,973	—	—		433,973
Total	$162,053,754	$599,914	$2,675		$162,656,343
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for breakdown of securities classified as Level 3.
****	Level 3 securities have a market value of zero.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

Nuveen Investments	125

Notes to Financial Statements (continued)

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. Each Fund’s policy is to receive cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program” on the Statement of Assets and Liabilities. The adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below 102%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

The Funds’ custodian serves as the securities lending agent for the Funds. Each Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending” on the Statement of Assets and Liabilities.

Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income, net.” Securities lending fees paid by each Fund during the fiscal year ended October 31, 2013, were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Security lending fees paid	$10,656	$45,941	$43,660

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the investors account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

126	Nuveen Investments

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the fiscal year ended October 31, 2013, each Fund continued to invest in index futures contracts to convert cash into the equivalent of its corresponding index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index. Index futures contracts are used as a means to efficiently gain exposure to a broad base of equity securities.

The average notional amount of futures contracts outstanding during the fiscal year ended October 31, 2013, were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Average notional amount of futures contracts outstanding*	19,408,092	33,135,534	8,858,288
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following tables present the fair value of all futures contracts held by the Funds as of October 31, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Equity Index
Equity	Futures contracts	Receivable for variation margin on futures contracts*	$417,933	Payable for variation margin on futures contracts*	$—

Mid Cap Index
Equity	Futures contracts	Receivable for variation margin on futures contracts*	$1,470,179	Payable for variation margin on futures contracts*	$—

Small Cap Index
Equity	Futures contracts	Receivable for variation margin on futures contracts*	$433,973	Payable for variation margin on futures contracts*	$—
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts during the fiscal year ended October 31, 2013, and the primary risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Equity Index	Equity	Futures contracts	$5,449,087	$833,236
Mid Cap Index	Equity	Futures contracts	5,999,365	$2,220,304
Small Cap Index	Equity	Futures contracts	1,950,317	$687,238

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the

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Notes to Financial Statements (continued)

amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Equity Index
	Year Ended 10/31/13		Year Ended 10/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,411,833	$33,787,712	1,565,578	$32,573,077
Class B — exchanges	542	13,502	1,923	40,697
Class C	67,319	1,654,897	32,367	681,241
Class R3	1,362,755	33,551,073	1,686,774	34,626,244
Class I	2,501,015	60,593,727	3,126,028	66,548,536
Shares issued to shareholders due to reinvestment of distributions:
Class A	266,341	6,052,004	534,372	10,534,883
Class B	3,618	79,059	16,221	310,099
Class C	11,147	246,703	31,469	607,252
Class R3	62,181	1,413,171	74,656	1,476,448
Class I	732,788	16,590,013	1,846,960	36,350,716
	6,419,539	153,981,861	8,916,348	183,749,193
Shares redeemed:
Class A	(1,334,700)	(32,284,867)	(1,231,749)	(25,949,515)
Class B	(46,307)	(1,086,762)	(99,634)	(2,107,732)
Class C	(43,416)	(1,049,552)	(86,922)	(1,829,888)
Class R3	(648,981)	(15,753,201)	(915,878)	(18,254,601)
Class I	(8,520,280)	(207,213,167)	(7,940,588)	(169,072,981)
	(10,593,684)	(257,387,549)	(10,274,771)	(217,214,717)
Net increase (decrease)	(4,174,145)	$(103,405,688)	(1,358,423)	$(33,465,524)

	Mid Cap Index
	Year Ended 10/31/13		Year Ended 10/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,136,695	$79,951,117	4,786,260	$61,327,454
Class C	292,876	4,467,780	184,279	2,337,668
Class R3	3,979,743	61,218,130	4,393,557	56,768,086
Class I	4,112,940	63,918,979	2,969,633	39,492,829
Shares issued to shareholders due to reinvestment of distributions:
Class A	314,110	4,274,744	232,338	2,749,626
Class C	13,313	174,797	9,633	110,394
Class R3	333,843	4,488,924	226,691	2,645,480
Class I	324,941	4,438,707	324,664	3,870,284
	14,508,461	222,933,178	13,127,055	169,301,821
Shares redeemed:
Class A	(2,420,191)	(37,454,741)	(2,775,392)	(35,406,321)
Class C	(57,018)	(880,513)	(59,605)	(772,002)
Class R3	(1,887,851)	(28,959,655)	(1,356,907)	(17,055,217)
Class I	(3,929,395)	(61,060,111)	(4,269,222)	(55,602,149)
	(8,294,455)	(128,355,020)	(8,461,126)	(108,835,689)
Net increase (decrease)	6,214,006	$94,578,158	4,665,929	$60,466,132

128	Nuveen Investments

	Small Cap Index
	Year Ended 10/31/13		Year Ended 10/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,323,081	$17,441,128	1,247,414	$13,644,265
Class C	56,597	705,125	12,089	129,838
Class R3	1,553,250	20,000,182	1,082,989	11,770,605
Class I	1,148,404	15,381,771	494,689	5,537,916
Shares issued to shareholders due to reinvestment of distributions:
Class A	116,899	1,314,518	5,536	58,018
Class C	4,541	48,638	—	—
Class R3	83,750	917,629	308	3,152
Class I	74,480	840,133	9,689	101,546
	4,361,002	56,649,124	2,852,714	31,245,340
Shares redeemed:
Class A	(1,124,307)	(14,486,992)	(643,542)	(7,181,134)
Class C	(22,987)	(302,316)	(32,384)	(351,107)
Class R3	(593,535)	(7,467,504)	(460,033)	(4,983,290)
Class I	(885,982)	(11,739,853)	(1,440,057)	(15,655,249)
	(2,626,811)	(33,996,665)	(2,576,016)	(28,170,780)
Net increase (decrease)	1,734,191	$22,652,459	276,698	$3,074,560

Class B Shares that converted to Class A Shares (reflected as a component of Class A Shares sold and Class B Shares redeemed) during the fiscal year ended October 31, 2013 and the fiscal year ended October 31, 2012, were as follows:

Fund	Year Ended 10/31/13	Year Ended 10/31/12
Equity Index	21,020	119,955

5. Investment Transactions

Purchases and sales (excluding investments purchased with collateral from securities lending, short-term investments and derivative transactions) during the fiscal year ended October 31, 2013, were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Purchases	$14,768,016	$124,345,644	$32,491,288
Sales	124,987,463	31,925,180	10,930,598

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

Nuveen Investments	129

Notes to Financial Statements (continued)

As of October 31, 2013, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Cost of investments	$428,259,505	$619,257,397	$126,238,556
Gross unrealized:
Appreciation	$466,022,747	$174,579,632	$42,822,110
Depreciation	(28,510,702)	(13,944,427)	(6,838,296)
Net unrealized appreciation (depreciation) of investments	$437,512,045	$160,635,205	$35,983,814

Permanent differences, primarily due to tax equalization, distribution reclass, REIT adjustments, foreign currency reclassifications and investments in passive foreign investment companies resulted in reclassifications among the Funds’ components of net assets as of October 31, 2013, the Funds‘ tax year end, as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Capital paid-in	$(80,442)	$(121,976)	$(16,039)
Undistributed (Over-distribution of) net investment income	152,356	262,124	60,946
Accumulated net realized gain (loss)	(71,914)	(140,148)	(44,907)

The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2013, the Funds’ tax year end, were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Undistributed net ordinary income[1]	$4,501,394	$8,390,591	$2,374,553
Undistributed net long-term capital gains	55,389,287	18,286,933	5,677,904
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended October 31, 2013 and October 31, 2012, was designated for purposes of the dividends paid deduction as follows:

2013	Equity Index	Mid Cap Index	Small Cap Index
Distributions from net ordinary income[1]	$14,598,278	$4,538,315	$648,672
Distributions from net long-term capital gains[2]	16,461,321	11,757,406	3,246,357

2012	Equity Index	Mid Cap Index	Small Cap Index
Distributions from net ordinary income[1]	$14,462,592	$1,386,875	$262,649
Distributions from net long-term capital gains	51,723,954	11,165,318	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.
[2]

The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2013.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

130	Nuveen Investments

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Equity Index Fund-Level Fee Rate	Mid Cap Index Fund-Level Fee Rate	Small Cap Index Fund-Level Fee Rate
For the first $125 million	.1000%	.1500%	.1500%
For the next $125 million	.0875	.1375	.1375
For the next $250 million	.0750	.1250	.1250
For the next $500 million	.0625	.1125	.1125
For the next $1 billion	.0500	.1000	.1000
For net assets over $2 billion	.0250	.0750	.0750

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2013, the complex-level fee rate for each Fund was as follows:

Fund	Rate
Equity Index	.2000%
Mid Cap Index	.1803
Small Cap Index	.1836

The Adviser has contractually agreed to waive fees and/or reimburse expenses so that total annual Fund operating expenses, after waivers and/or expense reimbursements and excluding any acquired fund fees and expenses, do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

	Equity Index	Mid Cap Index	Small Cap Index
Class A Shares	0.62%	0.75%	0.83%
Class B Shares	1.37	N/A	N/A
Class C Shares	1.37	1.50	1.58
Class R3 Shares	0.87	1.00	1.08
Class I Shares	0.37	0.50	0.58
Expiration Date	February 28, 2014	February 28, 2014	February 28, 2014
N/A	– Mid Cap Index and Small Cap Index do not offer Class B Shares.

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent

Nuveen Investments	131

Notes to Financial Statements (continued)

directors that enable directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Class A Shares are offered at their net asset value per share with no up-front sales charge. During the fiscal year ended October 31, 2013, Nuveen Securities, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, received 12b-1 service fees in Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended October 31, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Commission advances (Unaudited)	$9,219	$25,761	$5,673

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B and C Shares during the first year following a purchase were retained by the Distributor. During the fiscal year ended October 31, 2013, the Distributor retained such 12b-1 fees as follows:

	Equity Index	Mid Cap Index	Small Cap Index
12b-1 fees retained (Unaudited)	$26,464	$18,703	$4,015

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended October 31, 2013, as follows:

	Equity Index	Mid Cap Index	Small Cap Index
CDSC retained (Unaudited)	$1,241	$1,437	$1,176

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

132	Nuveen Investments

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Mid-America Health System, Tech Town, Inc., a not-for-profit community development company and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	206
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	206
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, member and President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	206
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	206
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company; (2006-2013) retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	206

Nuveen Investments	133

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	206
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	206
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) and CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	206
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	206
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	206

134	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Interested Board Members:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	135
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	135

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	206
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	206
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	206
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	206

Nuveen Investments	135

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	206
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	206
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	206
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	206
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	206
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	206
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	103

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

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Annual Investment Management Agreement Approval Process (Unaudited)

The Board of Directors (each, a “Board” and each Director, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Adviser and the Sub-Adviser (the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Funds’ investment performance and consider an analysis provided by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Adviser with questions and the Adviser responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Adviser and the Sub-Adviser. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Adviser regarding, among other things, fund performance, fund expenses, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provides special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Adviser provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members visited certain of the Sub-Adviser’s investment teams in Minneapolis in September 2012, and its municipal team in November 2012. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the open-end fund product line.

In considering advisory services, the Board recognized that the Adviser provides various oversight, administrative, compliance and other services for the Funds and the Sub-Adviser generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Adviser or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Adviser’s execution of its oversight responsibilities over the Sub-Adviser. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Adviser’s emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Adviser and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Adviser has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Adviser’s focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Adviser’s significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Adviser designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Adviser, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Adviser to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end Nuveen funds including, among other things, the development of a comprehensive strategic plan and the addition of members to the product strategy team; the commencement of various new funds; the removal of redemption fees for certain funds; the establishment of a working group to enhance the Adviser’s oversight of the disclosures pertaining to Nuveen’s products and services; the acceleration of monthly holdings disclosure for certain funds; and the development of a new share class for certain funds.

138	Nuveen Investments

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. In general, in considering a fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds, and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2012 as well as performance information reflecting the first quarter of 2013. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified, in relevant part, the Performance Peer Groups of certain funds as having significant differences from the funds but to still be somewhat relevant, while the Performance Peer Groups of other funds were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. The Board also noted that open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

In considering the performance data for the Funds, the Independent Board Members noted that each Fund had demonstrated generally favorable performance in comparison to peers, performing in the first or second quartile over various periods.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratio in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio.

The Independent Board Members observed that the Nuveen Mid Cap Index Fund had a net management fee that was below its peer average and a net expense ratio (including fee waivers and expense reimbursements) that was in line with its peer average. In addition, the Independent Board Members observed that each of the other Funds had a net expense ratio slightly higher or higher than its respective peer average, but a net management fee below or in line with its respective peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser (which, in the case of the Funds, is an affiliated sub-adviser), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-adviser level, the fee generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members reviewed information regarding the nature of services provided by the Adviser, including through the Sub-Adviser, and the range of fees and average fee the Sub-Adviser assessed for such services to other clients. Such other clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members further noted that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Adviser’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense

140	Nuveen Investments

allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end of 2010, the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Funds’ portfolio transactions are determined by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Funds’ portfolio transactions. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Notes

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Notes

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Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

Dow Jones Industrial Average Index: A price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper S&P 500® Index Objective Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper S&P 500® Index Objective Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Mid-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Emerging Markets Index: An unmanaged index considered representative of stocks of developing countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Japan Index: A capitalization-weighted index, adjusted for free float. The index is designed to reflect the sectoral diversity of the Japanese equity markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

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Glossary of Terms Used in this Report (continued)

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P MidCap 400® Index: An unmanaged, market value-weighted index of 400 mid-cap companies. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

146	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL 60606

Custodian

U.S. Bank National Association

Milwaukee, WI

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen Equity Index Fund	100.00%	100.00%
Nuveen Mid Cap Index Fund	50.00%	50.00%
Nuveen Small Cap Index Fund	90.00%	91.00%

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

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Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $215 billion as of September 30, 2013.

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To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-FIDX-1013D

Mutual Funds

Nuveen Equity Funds

For investors seeking the potential for long-term capital appreciation.

Annual Report October 31, 2013

Share Class / Ticker Symbol
Fund Name	Class A	Class B	Class C	Class R3	Class R6	Class I

Nuveen Dividend Value Fund	FFEIX	FAEBX	FFECX	FEISX	FFEIX	FAQIX
Nuveen Mid Cap Value Fund	FASEX	FAESX	FACSX	FMVSX	—	FSEIX
Nuveen Small Cap Value Fund	FSCAX	—	FSCVX	FSVSX	—	FSCCX

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Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen Fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from their financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, recent events such as the Federal Reserve decision to slow down its bond buying program beginning in January of 2014 and the federal budget compromise that would guide government spending into 2015 are both positives for the economy moving forward. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Partisan politics in Washington D.C. with their troublesome outcome add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

December 23, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Dividend Value Fund

Nuveen Mid Cap Value Fund

Nuveen Small Cap Value Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments.

Cori Johnson, CFA, and Derek Sadowsky are the portfolio managers for the Nuveen Dividend Value Fund. Cori assumed portfolio management responsibilities in 1996. Derek became a co-manager on the Nuveen Dividend Value Fund management team in 2012. Gerald Bren, a third portfolio manager who had been a manager on this Fund since 1994, retired from Nuveen Asset Management on December 31, 2012.

Karen Bowie, CFA, and David Chalupnik, CFA, are co-portfolio managers of the Nuveen Mid Cap Value Fund. They assumed portfolio management responsibilities for the Fund in 2012.

Karen Bowie is also the portfolio manager for the Nuveen Small Cap Value Fund. She assumed portfolio management responsibilities for the Fund in 2006.

On the following pages, the portfolio management teams for the Funds examine economic and equity market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended October 31, 2013.

What factors affected the U.S. economy and the equity market during the twelve-month reporting period ended October 31, 2013?

During this reporting period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. The Fed also continued its monthly purchases of $40 billion of mortgage-backed securities and $45 billion of longer-term Treasury securities in an open-ended effort to bolster growth and promote progress toward the Fed’s mandates of maximum employment and price stability. At its June 2013 meeting, the Fed indicated that it believed downside risks to the economy had diminished since the autumn of 2012. Subsequent comments by Fed Chairman Ben Bernanke suggested that the Fed might begin to reduce, or taper, its asset purchase program later in 2013. However, in September 2013, the Fed surprised the market by announcing that it had decided to wait for more evidence that the progress it discerned in June was sustainable before it made any adjustments to the pace of the purchase program. At its October 2013 meeting, the central bank reiterated this decision and said that it expected to continue its “highly accommodative stance of monetary policy” for “a considerable time” after the purchase program ends and the economic recovery strengthens. Finally, in December of 2013, the Fed announced a decision to slow down its bond buying program beginning in January of 2014.

In the third quarter of 2013, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.8%, up from 2.5% for the second quarter of 2013, continuing the pattern of positive economic

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

growth for the tenth consecutive quarter. The Consumer Price Index (CPI) rose 1.0% year-over-year as of October 2013, while the core CPI (which excludes food and energy) increased 1.7% during the same period, staying within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Improvements in the labor markets continued to be slow, and unemployment remained above the Federal Reserve’s target of 6.5%. As of October 2013, the national unemployment rate was 7.3%, up from 7.2% in September 2013 but below the 7.9% reported in October 2012. The slight uptick in October’s number reflected the increase in federal employees furloughed due to the government shutdown that month. The housing market continued to deliver good news, as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 13.3% for the twelve months ended September 2013 (most recent data available at the time this report was prepared), the largest twelve-month percentage gain for the index since February 2006.

Early in this reporting period, the outlook for the U.S. economy was clouded by uncertainty about global financial markets and the outcome of the “fiscal cliff.” The tax consequences of the fiscal cliff situation were averted through a last-minute deal that raised payroll taxes, but left in place a number of tax breaks, including tax exemptions on municipal bond interest. However, lawmakers failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. This triggered a program of automatic spending cuts (or sequestration) that impacted federal programs beginning March 1, 2013. Although Congress later passed legislation that established federal funding levels for the remainder of fiscal 2013, the federal budget for fiscal 2014 continued to be debated. On October 1, 2013, the start date for fiscal 2014, the federal government shut down for 16 days until an interim appropriations bill was signed into law, funding the government at sequestration levels through January 15, 2014, and suspending the debt limit until February 7, 2014. Subsequent to the close of this reporting period, Congress preliminarily passed a federal budget deal that would guide government spending into 2015 and defuse the chances of another shutdown if it wins final passage. In addition to the ongoing political debate over federal spending, Chairman Bernanke’s June 2013 remarks about tapering the Federal Reserve’s asset purchase program touched off widespread uncertainty about the next step for the Fed’s quantitative easing program and about the potential impact on the economy and financial markets, leading to increased market volatility.

For much of the reporting period, low interest rates and a fairly benign macro environment caused U.S. investors to move out the risk spectrum, resulting in robust flows into U.S. equity funds. Leading U.S. stock market indexes, including the S&P 500® Index, the Dow Jones Industrial Average and the Russell 2000® Index, each hit all-time highs during the reporting period. The S&P 500® Index gained 27% during the reporting period. Sluggish global growth, muted global inflation and ongoing fiscal drag provided a backdrop for continued monetary policy actions outside the U.S. as well, which drove strong equity market advances globally. In Japan, newly elected Prime Minister Shinzo Abe articulated policies designed to reinvigorate Japan’s weak economy. Widespread optimism for his strategies led to a massive rally in the Japanese equity market, which was up 34% during this reporting period, according to MSCI. Elsewhere, the European Central Bank signaled an extended period of low rates while the U.K.’s Bank of England pursued its most aggressive monetary policy to date. Returns for developed markets outside the U.S. were very strong, as evidenced by the MSCI EAFE Index’s advance of 26% for the reporting period. In emerging market countries, which are more dependent on global growth and commodity prices, stocks significantly lagged developed markets with a 6% return during this reporting period, according to the MSCI Emerging Market Index.

6	Nuveen Investments

Nuveen Dividend Value Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2013. The Fund’s Class A Shares at net asset value (NAV) outperformed both the S&P 500® Index and the Lipper classification average, but underperformed the Russell 1000® Value Index over the twelve-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

During the reporting period, we continued to implement the Fund’s disciplined investment strategy. We seek to achieve consistent, long-term outperformance with lower volatility by building and managing a portfolio diversified between sustainable and opportunistic holdings with a focus on what we believe are attractively valued companies with above average current income or dividend growth. We use an integrated, multi-perspective research and analysis approach that involves a team of portfolio managers, fundamental research analysts and quantitative analysts. The Fund’s holdings exhibit attractive valuations and identifiable catalysts that we believe will drive future stock appreciation. The Fund is also actively managed in an effort to minimize distributed capital gains and maximize after-tax returns using a typical investment horizon of at least two to three years. We adhere to portfolio guidelines to manage volatility and maintain diversification, generally selling a security if it no longer is expected to meet our dividend growth or price appreciation expectations or if we find a better alternative in the marketplace.

The Fund’s attribution during the reporting period benefited from favorable security selection in the consumer discretionary, financial and materials sectors as well as an underweight position in the utility sector. The consumer discretionary sector was the Fund’s greatest source of outperformance versus the benchmark due to strong stock selection in the specialty retail and leisure equipment industries. Best Buy Co. Inc. was the Fund’s strongest performing stock over the past twelve months as investors gained confidence in management’s strategy of reducing costs and increasing sales across the distribution channel. We believe Best Buy will continue to execute on its strategic initiatives to increase its “store within a store” format as it recently signed an agreement with Microsoft, which comes on the heels of a collaboration with Samsung earlier this year. The Fund’s position in Polaris Industries Inc. also benefited from improved sales of its off-road vehicles and snowmobiles, which has driven better margins and cash flows. We believe the introduction of the new Viking motorcycle and bolt-on acquisitions in emerging markets should continue to drive sales and margins for Polaris in the future. Starbucks Corporation was another strong contributor as it experienced increased penetration in emerging markets such as China. Additional growth should be driven by new food and beverage items along with the continued growth of the emerging market middle class.

The Fund benefited in the financial sector from positions in Bank of America Corp., State Street Corp. and Prudential Financial Inc. Bank of America advanced as the company benefited from the resolution of several litigation issues, the improving residential housing loan market and expectations that cost-cutting results would start positively impacting the bottom line. Also, the Fund’s overweight position in the banking firm State Street aided results as its shares rose steadily throughout the reporting period. State Street reported improving first-quarter profits as the strong stock market environment lifted the value of assets it oversees. Our holding of Prudential benefited from continued growth overseas and strong returns of capital to shareholders in the form of dividends and share buybacks. The Fund was also rewarded for its underweight position in the real estate investment trust (REIT) sector, which was negatively impacted by the rise in long-term interest rates. We believe expectations for the Fed to begin tapering in 2014 will continue to weigh on REITs given their high valuations, which has resulted in our maintaining the Fund’s underweight position.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

The rise in interest rates benefited the Fund’s underweight position in utilities, as higher rates reduced the spread between utility dividend yields and the 10-year bond yield. In addition, utilities as a whole are trading near the high end of their five-year historical price-to-book value making them look less attractive from a valuation perspective, especially in the face of potential higher long-term bond yields.

Finally within the materials sector, the Fund outperformed as a result of strong results at PPG Industries Inc. as the company continued to optimize its portfolio. PPG divested its commodity chlor-alkali business and further integrated its acquisition of Akzo Nobel’s U.S. paint business. We believe PPG will continue to benefit from a higher valuation multiple and growth as it focuses on becoming more of a pure-play coatings company.

Fund performance was hindered by stock selection in the health care, information technology and consumer staple sectors. In the health care sector, the Fund was negatively impacted by its holdings in Merck & Co. Inc. and AstraZeneca PLC, which both suffered due to a lack of new drug developments. We continue to believe the management of these firms will restructure these businesses, focusing on creating value through the disposal of non-core assets. The Fund’s underweight position in the health care provider industry was also a detractor during the reporting period. The industry received a boost from the passage of the Affordable Care Act as it will benefit from the millions of newly insured individuals entering the market. However, we continued to hold the Fund’s position in UnitedHealth Group Inc. as we believe the market is undervaluing its Optum health care technology division.

Within the technology sector, stock selection in the semiconductor sector negatively impacted results, as the Fund did not hold a couple of those strongest performers, Hewlett-Packard Co. and Micron Technology Inc. In addition, our position in Cisco Systems Inc. underperformed the overall sector as growth continued to lag due to lackluster enterprise spending globally. We continue to overweight the software and semiconductor industries as we believe they have more attractive risk/reward and the ability to further increase capital returns to shareholders.

Finally, in the consumer staples sector, the Fund’s holdings of Philip Morris International Inc. and Unilever PLC weighed on performance. In the case of Philip Morris, lower growth and high dividend yield worked against the stock as interest rates increased. Meanwhile, Unilever was negatively impacted by lower emerging market growth. However, with both of these holdings, we believe they will benefit from the growth of the emerging market middle class consumer. Current valuations do not reflect this potential growth in our view and we maintain the Fund’s positions in these holdings.

Nuveen Mid Cap Value Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2013. The Fund’s Class A Shares at net asset value (NAV) outperformed both the Russell Midcap® Value Index and the Lipper classification average during the twelve-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations at the time of purchase between approximately $699 million and $19.2 billion. During the reporting period, we continued to implement the Fund’s investment process of selecting mid-cap companies that we believed were undervalued relative to other companies in the same industry or market. These companies demonstrated improving fundamentals and exhibited a near-term catalyst that could close the gap between market value and our

8	Nuveen Investments

perception of fair value. We look for companies that generate strong free cash flow, which allows them to pay down debt, increase dividends, repurchase shares or engage in merger and acquisition activities. At the same time, we identify a short- or long-term catalyst we can track and monitor over time that could potentially propel each stock to realize its value. Generally, we sold a holding if the stock price reached its target, the company’s fundamentals or competitive position significantly deteriorated or if a better alternative existed in the marketplace.

During the stock market’s strong advance, the Fund delivered attractive absolute and relative returns, outperforming both the Russell Midcap® Value Index and its Lipper peers due to favorable security selection and several successful sector weights. The Fund’s outperformance was the result of strong stock selection in the consumer discretionary, financials, industrials and consumer staples sectors. The Fund also benefited from overweights in several of the more cyclical sectors that outperformed during the reporting period such as the consumer discretionary and industrials sectors. We maintained the Fund’s overweights to these cyclical areas due to improving U.S. economic prospects, Europe’s emergence from an 18-month recession and China’s stabilizing economic growth. In addition, underweight positions in the more bond-like and stable areas of the market, real estate investment trusts (REITs) and utilities, proved helpful. We believed stocks in these sectors were overvalued, as money flowed into them due to their defensive characteristics and yield. These sectors underperformed as investors digested better global economic growth data and Fed comments about reduced monetary stimulus in the United States. Stock selection only detracted in two sectors, technology and health care, while an approximately 1% weighting in cash also hindered returns in the strong bull market environment.

The consumer discretionary sector was the strongest area for the Fund on a relative basis as four of the Fund’s holdings outperformed. The Fund continued to benefit from its position in leading U.S. electronics retailer Best Buy Co. Inc., which is currently in the midst of a restructuring. The company’s turnaround story continued as it reported stronger-than-expected second quarter results and domestic sales increased slightly for the first time in quite a while. Another successful discretionary holding was Polaris Industries, which manufactures off-road and on-road commercial recreational vehicles. Polaris reported better-than-expected second quarter revenues, earnings and margins as the company gained market share in the off-road vehicle segment and maintained strength in its parts and accessories business. Also, boat and marine engine manufacturer Brunswick Corporation continued to produce strong results for the Fund. We had sold this stock after the company experienced a drop in demand during last spring’s cold and wet conditions; however, we bought back its shares after seeing more attractive data points for the firm and industry. Brunswick subsequently saw a resurgence in boat orders during the late summer and fall of 2013. In addition, specialty apparel company Express Inc. experienced strong results. We originally purchased this stock at an attractive valuation as the company struggled after moving away from some of its testing policies and marketing strategies. After management re-instated some of the marketing plans and testing policies, its stock price advanced again. We eventually sold the Fund’s position in Express as it reached our price target.

In the financial sector, the Fund continued to benefit from its underweight position in the REIT industry as more cyclical industries outperformed, coupled with favorable stock selection across a variety of industries. Fund results were enhanced by our ownership in Lincoln National Corp., a multiple-line insurance and investment management company. We originally purchased this stock when it was attractively valued, selling at below tangible book value. Lincoln National subsequently beat earnings expectations in both the second and third calendar quarters as the firm benefited from strong life insurance sales along with the increase in long-term interest rates. SLM Corp., a financial services company specializing in education loans, also performed well. The company announced its separation into two entities (education loan business and consumer banking business) which will create better transparency while allowing for enhanced valuation opportunities. In addition, CNO Financial Group was an outperformer for the Fund. The firm, which offers life insurance, annuities and supplemental health insurance products, benefited from its leverage to rising long-term

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

interest rates coupled with its improving operating trends throughout the year and a favorable capital position. Finally, we saw strength from Unum Group, which is a large employee benefit and disability insurance provider. Unum’s results were aided by improving trends in its U.S., U.K. and long-term care business lines.

Strength in the industrials sector was driven by the Fund’s positions in Swift Transportation and TrueBlue Inc. Swift Transportation, the largest pure truckload carrier in the country, aided Fund results as the company reported strong earnings. The company also made a strategic acquisition that will position it as one of the largest players in the refrigerated truck market. We believe Swift will also experience better demand going forward as the U.S. economy continues to slowly improve. Also, temporary blue-collar staffing company TrueBlue showed solid results as the economy and housing industry improved and demand for its services increased. At the same time, TrueBlue has been implementing technology that helps it stay in constant contact with its temporary employees, thereby responding quickly to client needs. We sold out of the Fund’s position in TrueBlue toward the end of the period due to its valuation.

In the consumer staples sector, the Fund experienced strong results from Nu Skin Enterprises and Tyson Foods, Inc. Nu Skin, a leading developer and marketer of anti-aging skincare products and nutritional supplements, saw its stock price revalued upward as it reported stronger-than-expected earnings, revenues and margins and raised forward-looking guidance. The company is also benefiting from news of a new weight control product line that should launch around year end. We continue to own Nu Skin in the Fund’s portfolio. Also Tyson Foods, a leading producer of protein food products, saw its stock continually revalued higher as retail meat prices remained robust and the company’s largest input cost (grain) declined. These favorable trends led to higher margins and upward earnings revisions. We sold the Fund’s position in Tyson Foods after posting solid gains in the stock.

Several holdings in the technology and health care sectors were the only detractors during the reporting period. In one case, it was a company the Fund did not own, Micron Technology, Inc., which saw its stock price advance strongly during the reporting period. This semiconductor producer, which is a fairly large weight in the benchmark, benefited from the consolidation of competitors in the industry and a fire at a competitor’s facility that tightened up supply and improved pricing. We did purchase Micron Technology toward the end of this reporting period primarily because of the improvements in the supply, pricing and competitive landscape. The two other Fund holdings that detracted have since been sold. Internet advertising subscription company AOL Inc. was hurt by higher-than-expected costs to fix its local advertising division and to launch new products, in the midst of declining subscription revenues. The Fund also owned Motorola Solutions Inc. which provides mission critical communication infrastructure to governments and enterprises in the U.S. and Europe. Motorola experienced a greater-than-expected deterioration in its enterprise business as the company’s equipment continued to be replaced by tablets.

In the health care sector, medical device maker St. Jude Medical Inc. came under pressure after the company received an FDA warning letter about quality control concerns surrounding the production of a key component in its implantable cardiac defibrillators. We sold out of the stock in January because of the uncertainty surrounding a potential FDA recall. Subsequent to our sale, the FDA decided not to take action and St. Jude’s stock price marched steadily upward for the remainder of the reporting period. Also, the Fund did not own a position in another strongly performing medical device maker, Boston Scientific Corporation, because its products have been under pressure for years from the competition and due to concerns about its product pipeline. However, Boston Scientific’s stock advanced significantly as the result of a rash of new product introductions and additional products in the FDA pipeline. We purchased positions in both St. Jude and Boston Scientific toward the end of the reporting period. Finally, the Fund was hurt by its position in specialty pharmaceutical firm Impax Laboratories Inc. We originally purchased Impax Laboratories because its valuation was very attractive, it was generating significant free cash flow and it had a number of new drugs in the pipeline.

10	Nuveen Investments

Although it had already received an FDA warning letter about one of its manufacturing facilities, we believed this issue would be quickly resolved. Subsequent to our purchase, the company received a second FDA letter addressing new manufacturing issues, which further delayed the approval of one of its new drugs to treat Parkinson’s disease. We sold the Fund’s Impax Laboratories position in March.

Nuveen Small Cap Value Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2013. The Fund’s Class A Shares at net asset value (NAV) outperformed the Russell 2000® Value Index and performed in line with the Lipper classification average during the twelve-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations of less than $3 billion at the time of purchase. During the reporting period, we continued to focus on building a well-diversified portfolio of small-cap stocks from companies with strengthening balance sheets and free cash flow characteristics. We also continued to target companies with sound business models and strong competitive advantages that we believe can gain market share opportunistically in the current environment. We remained committed to our approach of investing in quality companies that are trading at a discount to both intrinsic and relative value metrics.

Small-cap stocks produced strong returns as the overall backdrop for the asset class remained favorable during the Fund’s reporting period. The best performing segments of the market continued to include those areas with the greatest exposure to the strengthening U.S. economy. Cyclical sectors within the small-cap value market led the way, including consumer discretionary, technology, industrials and energy sectors, while the more defensive sectors tied to the domestic economy, such as consumer staples and health care, also performed well. However, cyclical sectors with more commodity price sensitivity such as materials lagged due to concerns regarding the lack of financial stability in southern Europe and a slowing economy in China. As the debate concerning the Feds timing in tapering their stimulus policy intensified in June, the interest-rate sensitive sectors which included financials and utilities, weakened on a relative basis.

The Fund enjoyed widespread strength in stock selection in seven of the ten market sectors. In particular, we saw favorable results from our holdings in the financial, materials, technology, utilities, health care, consumer staples and energy sectors. As a testimony to an emphasis on intrinsic value in our stock selection process, the Fund enjoyed four announced take-outs during the reporting period. National Financial Partners Corp., a leading provider of life insurance, wealth management and advisory services, was acquired by a private equity company. Also, Belo Corporation, a North American-based television station owner/operator in 15 markets, announced it had agreed to be acquired by Gannett Inc., another leading North American based national media company looking to raise its mix of broadcasting assets relative to print. In addition, Cooper Tire & Rubber Company, a leading U.S.-based tire manufacturer, announced that it had agreed to be acquired for cash by a competitor in India, Apollo Tyres, which has the strategic intent to create a greater global footprint. Finally, Buckeye Technologies Inc., a leading producer of specialty fibers and nonwoven materials used in a variety of consumer and industrial goods, was acquired by privately held Georgia-Pacific LLC in August.

From a sector allocation basis, the Fund’s cyclical bias with overweights in the consumer discretionary and industrial sectors, while maintaining underweights in the utilities and financial sectors proved beneficial. The primary individual

Nuveen Investments	11

Portfolio Managers’ Comments (continued)

detractors during the period were found in the consumer discretionary, industrial and telecommunication services sectors. The Fund’s average 1.6% cash allocation was also a net drag in the very strong bull market.

The Fund experienced positive results from California-based East West Bancorp Inc. in the financial sector. The company continued to demonstrate above-average loan growth while showing improved credit quality from its earning assets throughout the year. In addition, East West Bancorp announced a potentially accretive acquisition in Texas, which will further expand its footprint. In the materials segment, Minerals Technologies Inc., a specialty minerals producer providing value-added products to paper, building materials, automotive and steel manufacturers on a global basis, continued to demonstrate margin expansion despite a low volume market. The company also turned the corner on organic revenue growth from its paper filler product due to growth from emerging markets in India and China, overcoming continued paper plant rationalizations in developed markets. Specialty semiconductor manufacturer Integrated Device Technology, Inc. also performed well in the technology sector as the company continued to benefit from the domestic build-out of LTE wireless infrastructure as well as gaining traction with new product adoptions into the mobile device segment. In addition, the company’s board of directors took an active stance to improve the overall operating and capital efficiency of the enterprise by effectuating new leadership.

Southwest Gas Corporation, a natural gas regulated utility serving primarily the Nevada and Arizona markets, was a relative outperformer in the fiscal year due to solid operating metrics resulting from improving organic growth of residential customers in its core markets. Southwest Gas also benefited from improved margins from its unregulated construction services subsidiary, serving other utilities for replacement and maintenance of natural gas distribution infrastructure. In the health care sector, MEDNAX Inc., a leading physician practice enterprise serving the neonatal and pediatric specialties while also providing anesthesia services, continued to execute on delivering consistent double-digit earnings growth via a combination of organic revenue growth and accretive acquisitions within the anesthesia services segment (a large and fragmented industry). In consumer staples, Michigan-based grocery retailer and distributor Spartan Stores Inc. continued to focus on improving margins via its private label business. Additionally, the company announced the transformational and accretive acquisition of Nash-Finch Company, a national grocery distributor that primarily serves military commissaries. A final company highlight over the fiscal year was Matrix Service Company, an energy-centric engineering and construction firm with operations in the United States and western Canada. Matrix Service’s management team continued to build out a strong backlog of projects tied to demand for energy and petrochemical infrastructure, while at the same time delivering improved margins from current project fulfillment.

Those holdings that detracted from performance included the global educational toy manufacturer LeapFrog Enterprises Inc. which underperformed due to cautious retail sales guidance entering the key fourth-quarter sales period coupled with a firmware update glitch for its new LeapPad Ultra WIFI product in the prior quarter. In industrials, Atlas Air Worldwide Holdings, Inc., a leading global provider of outsourced aircraft and aviation operating services, witnessed an overall demand decline from its key Chinese market as freight shifted to the more cost-efficient shipping methods in conjunction with a secular headwind to smaller, lighter products. We proactively reduced the Fund’s exposure to Atlas Air Worldwide last fiscal year and subsequently exited the name completely during this period as we await more favorable industry fundamentals. Finally, Premiere Global Services Inc. in the telecommunications services sector underperformed. This provider of audio and video collaborative solutions to a larger enterprise customer base on a global scale reduced its outlook for growth due to a slowdown in activity from its profitable European customer base as a result of the region coming out of crisis management mode. However, we remain constructive on the Fund’s investment in Premiere Global Services as the company’s management team continues to execute on its strategy to increase the business mix from its web-based video collaboration products.

12	Nuveen Investments

Risk Considerations

Mutual fund investing involves risk; principal loss is possible.

Nuveen Dividend Value Fund

Equity investments such as those held by the Fund, are subject to market risk and derivatives risk; dividends are not guaranteed. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. In addition, the Fund invests in debt or fixed income securities that are subject to credit risk and interest rate risk. Below investment grade or high yield debt securities are subject to heightened credit risk, liquidity risk and potential for default.

Nuveen Mid Cap Value Fund

Equity investments such as those held by the Fund, are subject to market risk, derivatives risk, value stock risk, and common stock risk. Investments in mid-cap companies are subject to greater volatility. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

Nuveen Small Cap Value Fund

Equity investments such as those held by the Fund, are subject to market risk, derivatives risk, value stock risk, and common stock risk. Investments in small-cap companies are subject to greater volatility. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

Nuveen Investments	13

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14	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following six pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Dividend Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2013

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	27.72%	15.40%	8.27%
Class A Shares at maximum Offering Price	20.38%	14.03%	7.63%
Russell 1000® Value Index*	28.29%	14.06%	7.81%
S&P 500® Index*	27.18%	15.17%	7.46%
Lipper Equity Income Funds Classification Average*	23.47%	13.70%	7.91%

Class B Shares w/o CDSC	26.65%	14.51%	7.45%
Class B Shares w/CDSC	21.65%	14.39%	7.45%
Class C Shares	26.95%	14.52%	7.45%
Class R3 Shares	27.30%	15.07%	7.99%
Class I Shares	27.96%	15.68%	8.53%

Cumulative
Since Inception**
Class R6 Shares	18.52%

Average Annual Total Returns as of September 30, 2013 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	22.25%	11.09%	8.31%
Class A Shares at maximum Offering Price	15.26%	9.77%	7.67%
Class B Shares w/o CDSC	21.32%	10.26%	7.50%
Class B Shares w/CDSC	16.32%	10.13%	7.50%
Class C Shares	21.42%	10.27%	7.51%
Class R3 Shares	22.06%	10.81%	8.05%
Class I Shares	22.61%	11.39%	8.59%

Cumulative
Since Inception**
Class R6 Shares	14.03%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

16	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.15%
Class B Shares	1.90%
Class C Shares	1.90%
Class R3 Shares	1.40%
Class R6 Shares	0.85%
Class I Shares	0.90%

Growth of an Assumed $10,000 Investment as of October 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

**	Since inception return for Class R6 Shares is from 2/28/13.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen Mid Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2013

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	34.93%	14.93%	8.57%
Class A Shares at maximum Offering Price	27.15%	13.58%	7.93%
Russell Midcap® Value Index*	33.45%	18.85%	10.62%
Lipper Mid-Cap Value Funds Classification Average*	34.70%	18.34%	9.31%

Class B Shares w/o CDSC	33.93%	14.09%	7.76%
Class B Shares w/CDSC	28.93%	13.97%	7.76%
Class C Shares	33.94%	14.08%	7.76%
Class R3 Shares	34.63%	14.64%	8.32%
Class I Shares	35.29%	15.21%	8.84%

Average Annual Total Returns as of September 30, 2013 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	27.20%	9.29%	8.89%
Class A Shares at maximum Offering Price	19.89%	8.01%	8.25%
Class B Shares w/o CDSC	26.22%	8.48%	8.08%
Class B Shares w/CDSC	21.22%	8.34%	8.08%
Class C Shares	26.22%	8.48%	8.08%
Class R3 Shares	26.86%	9.02%	8.64%
Class I Shares	27.52%	9.56%	9.16%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.47%	1.34%
Class B Shares	2.22%	2.09%
Class C Shares	2.22%	2.09%
Class R3 Shares	1.72%	1.59%
Class I Shares	1.22%	1.09%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2014, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 1.34%, 2.09%, 2.09%, 1.59% and 1.09% for Class A, Class B, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen Small Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2013

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	34.98%	16.32%	8.99%
Class A Shares at maximum Offering Price	27.22%	14.94%	8.34%
Russell 2000® Value Index*	32.83%	14.84%	8.78%
Lipper Small-Cap Value Funds Classification Average*	35.05%	17.37%	9.44%

Class C Shares	33.94%	15.45%	8.18%
Class R3 Shares	34.59%	16.03%	8.75%
Class I Shares	35.34%	16.59%	9.25%

Average Annual Total Returns as of September 30, 2013 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	28.42%	11.07%	9.47%
Class A Shares at maximum Offering Price	21.08%	9.77%	8.83%
Class C Shares	27.43%	10.26%	8.66%
Class R3 Shares	28.09%	10.82%	9.24%
Class I Shares	28.74%	11.35%	9.74%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.57%	1.46%
Class C Shares	2.33%	2.21%
Class R3 Shares	1.82%	1.71%
Class I Shares	1.33%	1.21%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2015, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 1.45%, 2.20%, 1.70% and 1.20% for Class A, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	21

Holding Summaries October 31, 2013

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Dividend Value Fund

Fund Allocation1

Common Stocks	99.0%
Short-Term Investments	0.9%
Other[2]	0.1%

Portfolio Composition1

Oil, Gas & Consumable Fuels	12.2%
Pharmaceuticals	8.8%
Diversified Financial Services	6.2%
Commercial Banks	5.8%
Electrical Equipment	4.0%
Industrial Conglomerates	3.9%
Chemicals	3.8%
Insurance	3.6%
Real Estate Investment Trust	3.5%
Capital Markets	3.4%
Specialty Retail	2.9%
Software	2.8%
Electric Utilities	2.7%
Household Products	2.7%
Leisure Equipment & Products	2.7%
Food Products	2.6%
Hotels, Restaurants & Leisure	2.5%
Semiconductors & Equipment	2.4%
Diversified Telecommunication Services	2.2%
Consumer Finance	2.1%
Short-Term Investments	0.9%
Other[3]	18.3%

Top Five Common Stock Holdings1

General Electric Company	3.9%
Pfizer Inc.	3.4%
Procter & Gamble Company	2.7%
Chevron Corporation	2.6%
Citigroup Inc.	2.4%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments.

3	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments and all industries less than 2.1% of net assets.

22	Nuveen Investments

Nuveen Mid Cap Value Fund

Fund Allocation1

Common Stocks	97.8%
Short-Term Investments	0.6%
Other[2]	1.6%

Portfolio Composition1

Real Estate Investment Trust	8.7%
Oil, Gas & Consumable Fuels	7.5%
Commercial Banks	7.2%
Insurance	6.7%
Specialty Retail	6.0%
Software	5.3%
Household Durables	4.0%
Hotels, Restaurants & Leisure	3.7%
Capital Markets	3.2%
Electrical Equipment	2.9%
Health Care Equipment & Supplies	2.8%
Multiline Retail	2.8%
Leisure Equipment & Products	2.3%
Semiconductors & Equipment	2.3%
Chemicals	2.2%
Paper & Forest Products	2.2%
Health Care Providers & Services	2.0%
Auto Components	1.9%
Road & Rail	1.9%
Airlines	1.8%
Independent Power Producers & Energy Traders	1.8%
Consumer Finance	1.7%
Short-Term Investments	0.6%
Other[3]	18.5%

Top Five Common Stock Holdings1

Invesco LTD	2.0%
Unum Group	2.0%
Staples, Inc.	1.9%
Lincoln National Corporation	1.9%
Host Hotels & Resorts Inc.	1.8%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments.

3	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments and all industries less than 1.7% of net assets.

Nuveen Investments	23

Holding Summaries October 31, 2013 (continued)

Nuveen Small Cap Value Fund

Fund Allocation1

Common Stocks	97.4%
Short-Term Investments	1.8%
Other[2]	0.8%

Portfolio Composition1

Commercial Banks	13.5%
Real Estate Investment Trust	7.7%
Insurance	5.9%
Semiconductors & Equipment	5.1%
Oil, Gas & Consumable Fuels	4.6%
Specialty Retail	4.6%
Health Care Providers & Services	4.1%
Capital Markets	3.6%
Energy Equipment & Services	3.0%
Chemicals	2.9%
Communications Equipment	2.7%
Construction & Engineering	2.7%
Hotels, Restaurants & Leisure	2.6%
Electrical Equipment	2.5%
Machinery	2.5%
Household Durables	2.4%
Professional Services	2.3%
Thrifts & Mortgage Finance	2.3%
Electric Utilities	2.2%
Road & Rail	2.1%
Short-Term Investments	1.8%
Other[3]	18.9%

Top Five Common Stock Holdings1

East West Bancorp Inc.	1.8%
Horace Mann Educators Corporation	1.7%
Altra Industrial Motion, Inc.	1.7%
Webster Financial Corporation	1.7%
American Equity Investment Life Holding Company	1.6%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments.

3	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments and all industries less than 2.1% of net assets.

24	Nuveen Investments

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Dividend Value Fund

	Actual Performance						Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	R6 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	R6 Shares	I Shares
Beginning Account Value (5/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/13)	$1,108.80	$1,104.40	$1,104.50	$1,107.00	$1,110.00	$1,110.00	$1,019.56	$1,015.78	$1,015.78	$1,018.30	$1,021.22	$1,020.82
Expenses Incurred During Period	$5.95	$9.92	$9.92	$7.28	$4.20	$4.63	$5.70	$9.50	$9.50	$6.97	$4.02	$4.43

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.12%, 1.87%, 1.87%, 1.37%, 0.79% and 0.87% for Classes A, B, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	25

Expense Examples (continued)

Nuveen Mid Cap Value Fund

	Actual Performance					Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (5/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/13)	$1,146.00	$1,141.70	$1,142.00	$1,144.90	$1,147.60	$1,018.45	$1,014.67	$1,014.67	$1,017.19	$1,019.71
Expenses Incurred During Period	$7.25	$11.28	$11.28	$8.60	$5.90	$6.82	$10.61	$10.61	$8.08	$5.55
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.34%, 2.09%, 2.09%, 1.59% and 1.09% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Small Cap Value Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (5/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/13)	$1,152.80	$1,148.60	$1,150.70	$1,153.80	$1,017.95	$1,014.17	$1,016.69	$1,019.21
Expenses Incurred During Period	$7.81	$11.86	$9.16	$6.46	$7.32	$11.12	$8.59	$6.06

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.44%, 2.19%, 1.69% and 1.19% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

26	Nuveen Investments

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Dividend Value Fund, Nuveen Mid Cap Value Fund, and Nuveen Small Cap Value Fund (each a series of the Nuveen Investment Funds, Inc., hereinafter referred to as the “Funds”) at October 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the Funds for the years ended October 31, 2011 and prior were audited by other independent auditors whose report dated December 28, 2011 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

December 27, 2013

Nuveen Investments	27

Portfolio of Investments October 31, 2013

Nuveen Dividend Value Fund

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 108.5%

	COMMON STOCKS – 99.0%

	Aerospace & Defense – 1.7%

136,993	General Dynamics Corporation	$11,867,704

166,075	United Technologies Corporation	17,645,469
	Total Aerospace & Defense	29,513,173

	Capital Markets – 3.4%

930,933	Morgan Stanley	26,745,705

443,329	State Street Corporation	31,064,063
	Total Capital Markets	57,809,768

	Chemicals – 3.8%

440,368	Dow Chemical Company	17,381,325

175,129	LyondellBasell Industries NV	13,064,623

110,529	PPG Industries, Inc.	20,180,385

110,344	Praxair, Inc.	13,761,000
	Total Chemicals	64,387,333

	Commercial Banks – 5.8%

281,990	BankUnited Inc.	8,676,832

212,895	Comerica Incorporated	9,218,354

214,320	Community Bank System Inc.	7,781,959

919,811	Fifth Third Bancorp.	17,504,003

149,297	M&T Bank Corporation, (2)	16,800,391

132,855	PNC Financial Services Group, Inc.	9,768,828

1,242,350	Regions Financial Corporation	11,963,831

527,164	SunTrust Banks, Inc.	17,733,796
	Total Commercial Banks	99,447,994

	Communications Equipment – 1.5%

1,147,209	Cisco Systems, Inc.	25,812,203

	Computers & Peripherals – 1.4%

44,240	Apple, Inc.	23,108,764

	Construction & Engineering – 0.3%

158,313	KBR Inc.	5,468,131

	Consumer Finance – 2.1%

302,885	Capital One Financial Corporation	20,799,113

592,103	SLM Corporation	15,021,653
	Total Consumer Finance	35,820,766

	Diversified Financial Services – 6.2%

2,901,776	Bank of America Corporation	40,508,793

838,152	Citigroup Inc.	40,885,055

468,149	JP Morgan Chase & Co.	24,128,399
	Total Diversified Financial Services	105,522,247

28	Nuveen Investments

Shares	Description (1)	Value

	Diversified Telecommunication Services – 2.2%

447,724	CenturyLink Inc., (2)	$15,159,935

230,759	Verizon Communications Inc.	11,655,637

1,181,247	Windstream Holdings Inc., (2)	10,099,662
	Total Diversified Telecommunication Services	36,915,234

	Electric Utilities – 2.7%

275,445	Exelon Corporation, (2)	7,861,200

187,435	Pinnacle West Capital Corporation	10,501,983

455,795	PPL Corporation	13,961,001

445,283	Westar Energy Inc., (2)	14,075,396
	Total Electric Utilities	46,399,580

	Electrical Equipment – 4.0%

348,386	Eaton PLC	24,582,116

223,593	Emerson Electric Company	14,974,023

274,077	Regal-Beloit Corporation	20,098,066

83,440	Rockwell Automation, Inc., (2)	9,212,610
	Total Electrical Equipment	68,866,815

	Electronic Equipment & Instruments – 0.7%

312,549	Molex Inc.	12,033,137

	Energy Equipment & Services – 0.2%

125,667	Exterran Partners, L.P., (2)	3,900,704

	Food & Staples Retailing – 1.3%

366,193	Walgreen Co.	21,693,273

	Food Products – 2.6%

396,535	ConAgra Foods, Inc.	12,613,778

508,915	Mondelez International Inc.	17,119,901

368,025	Unilever PLC, ADR	14,617,953
	Total Food Products	44,351,632

	Health Care Equipment & Supplies – 1.5%

282,003	Covidien PLC	18,079,212

108,550	Stryker Corporation	8,017,503
	Total Health Care Equipment & Supplies	26,096,715

	Health Care Providers & Services – 1.3%

310,553	UnitedHealth Group Incorporated	21,198,348

	Hotels, Restaurants & Leisure – 2.5%

419,072	Carnival Corporation, ADR, (2)	14,520,845

135,879	McDonald’s Corporation	13,115,041

185,414	Starbucks Corporation	15,027,805
	Total Hotels, Restaurants & Leisure	42,663,691

	Household Durables – 0.9%

104,972	Whirlpool Corporation	15,326,962

	Household Products – 2.7%

568,747	Procter & Gamble Company	45,926,320

	Industrial Conglomerates – 3.9%

2,519,336	General Electric Company	65,855,443

Nuveen Investments	29

Portfolio of Investments October 31, 2013

Nuveen Dividend Value Fund (continued)

Shares	Description (1)	Value

	Insurance – 3.6%

270,357	Lincoln National Corporation	$12,276,911

471,258	Old Republic International Corporation	7,912,422

294,558	Prudential Financial, Inc.	23,974,076

524,862	Unum Group	16,659,120
	Total Insurance	60,822,529

	Leisure Equipment & Products – 2.7%

384,722	Hasbro, Inc.	19,870,891

195,976	Polaris Industries Inc., (2)	25,663,057
	Total Leisure Equipment & Products	45,533,948

	Machinery – 2.0%

195,548	Dover Corporation, (2)	17,949,351

449,020	Xylem Inc., (2)	15,491,190
	Total Machinery	33,440,541

	Media – 0.8%

418,560	Cinemark Holdings Inc.	13,732,954

	Multiline Retail – 1.0%

312,540	Kohl’s Corporation, (2)	17,752,272

	Multi-Utilities – 0.9%

542,791	CMS Energy Corporation	14,905,041

	Oil, Gas & Consumable Fuels – 12.2%

282,321	Anadarko Petroleum Corporation	26,902,368

374,509	Chevron Corporation	44,926,099

159,749	ConocoPhillips	11,709,602

308,875	Devon Energy Corporation	19,527,078

397,884	Enbridge Energy Partners LP	12,043,949

243,850	Golar LNG, Limited, (2)	9,054,151

372,205	Linn Energy LLC	10,310,079

370,307	Marathon Oil Corporation	13,057,025

175,449	Occidental Petroleum Corporation	16,857,140

250,727	Royal Dutch Shell PLC, Class A	16,713,462

519,365	Spectra Energy Corporation	18,473,812

165,957	Williams Partners LP	8,533,509
	Total Oil, Gas & Consumable Fuels	208,108,274

	Pharmaceuticals – 8.8%

252,551	AstraZeneca PLC, Sponsored ADR, (2)	13,349,846

404,998	GlaxoSmithKline PLC	21,315,045

281,739	Johnson & Johnson	26,091,849

711,232	Merck & Company Inc.	32,069,451

1,867,471	Pfizer Inc.	57,294,009
	Total Pharmaceuticals	150,120,200

	Real Estate Investment Trust – 3.5%

176,363	Liberty Property Trust	6,558,940

1,523,531	MFA Mortgage Investments, Inc.	11,289,365

110,810	Mid-America Apartment Communities	7,357,784

223,270	National Retail Properties, Inc.	7,680,488

30	Nuveen Investments

Shares	Description (1)	Value

	Real Estate Investment Trust (continued)

555,826	Redwood Trust Inc., (2)	$9,738,072

638,870	Starwood Property Trust Inc.	16,412,570
	Total Real Estate Investment Trust	59,037,219

	Semiconductors & Equipment – 2.4%

894,608	Intel Corporation	21,855,273

342,122	Maxim Integrated Products, Inc.	10,161,023

201,844	Texas Instruments Incorporated	8,493,596
	Total Semiconductors & Equipment	40,509,892

	Software – 2.8%

557,934	CA Inc.	17,719,984

450,575	Microsoft Corporation	15,927,826

640,624	Symantec Corporation	14,567,790
	Total Software	48,215,600

	Specialty Retail – 2.9%

439,703	Best Buy Co., Inc.	18,819,288

292,251	Lowe’s Companies, Inc.	14,548,255

1,039,265	Staples, Inc., (2)	16,752,952
	Total Specialty Retail	50,120,495

	Tobacco – 1.7%

398,467	Altria Group, Inc.	14,834,926

154,117	Philip Morris International	13,734,907
	Total Tobacco	28,569,833

	Wireless Telecommunication Services – 1.0%

436,992	Vodafone Group PLC, Sponsored ADR	16,090,045
	Total Common Stocks (cost $1,189,363,130)	1,685,077,076

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 9.5%

	Money Market Funds – 9.5%

162,251,877	Mount Vernon Securities Lending Prime Portfolio, 0.177%, (3), (4)	$162,251,877
	Total Investments Purchased with Collateral from Securities Lending (cost $162,251,877)	162,251,877
	Total Long-Term Investments (cost $1,351,615,007)	1,847,328,953

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 0.9%

	Money Market Funds – 0.9%

16,040,883	First American Treasury Obligations Fund, Class Z, 0.000%, (3)	$16,040,883

	Total Short-Term Investments (cost $16,040,883)	16,040,883
	Total Investments (cost $1,367,655,890) – 109.4%	1,863,369,836
	Other Assets Less Liabilities – (9.4)%	(160,520,123)
	Net Assets – 100%	$1,702,849,713

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $156,887,168.

(3)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(4)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	31

Portfolio of Investments October 31, 2013

Nuveen Mid Cap Value Fund

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 127.3%

	COMMON STOCKS – 97.8%

	Airlines – 1.8%

97,436	Delta Air Lines, Inc., (2)	$2,570,362

	Auto Components – 1.9%

14,664	BorgWarner Inc., (2)	1,512,298

65,474	Dana Holding Corporation, (2)	1,283,290
	Total Auto Components	2,795,588

	Building Products – 1.2%

33,732	Smith AO Corporation, (2)	1,742,258

	Capital Markets – 3.2%

85,930	Invesco LTD	2,900,138

38,399	Raymond James Financial Inc.	1,752,914
	Total Capital Markets	4,653,052

	Chemicals – 2.2%

61,468	Chemtura Corporation, (3)	1,505,966

18,242	WR Grace & Company, (3)	1,672,062
	Total Chemicals	3,178,028

	Commercial Banks – 7.2%

64,604	East West Bancorp Inc.	2,176,509

132,007	Fifth Third Bancorp.	2,512,093

185,360	Regions Financial Corporation	1,785,017

43,886	Wintrust Financial Corporation, (2)	1,909,480

66,513	Zions Bancorporation, (2)	1,886,974
	Total Commercial Banks	10,270,073

	Commercial Services & Supplies – 1.2%

83,085	Pitney Bowes Inc., (2)	1,773,034

	Communications Equipment – 0.7%

21,934	Plantronics Inc.	941,846

	Computers & Peripherals – 1.4%

29,214	Western Digital Corporation	2,034,171

	Construction & Engineering – 1.2%

47,998	KBR Inc.	1,657,851

	Consumer Finance – 1.7%

96,861	SLM Corporation	2,457,364

	Diversified Consumer Services – 1.0%

22,347	Outerwall Inc., (2), (3)	1,452,108

	Electrical Equipment – 2.9%

33,950	Regal-Beloit Corporation, (2)	2,489,554

15,695	Rockwell Automation, Inc., (2)	1,732,885
	Total Electrical Equipment	4,222,439

32	Nuveen Investments

Shares	Description (1)	Value

	Health Care Equipment & Supplies – 2.8%

131,487	Boston Scientific Corporation, (3)	$1,537,083

42,796	Saint Jude Medical Inc.	2,456,062
	Total Health Care Equipment & Supplies	3,993,145

	Health Care Providers & Services – 2.0%

15,609	CIGNA Corporation	1,201,581

20,700	Universal Health Services, Inc., Class B	1,667,592
	Total Health Care Providers & Services	2,869,173

	Hotels, Restaurants & Leisure – 3.7%

31,001	Jack in the Box Inc., Term Loan, (3)	1,261,121

60,560	Royal Caribbean Cruises Limited, (2)	2,545,942

8,756	Wynn Resorts Ltd, (2)	1,455,685
	Total Hotels, Restaurants & Leisure	5,262,748

	Household Durables – 4.0%

29,786	Jarden Corporation, (3)	1,648,953

14,851	Mohawk Industries Inc., (3)	1,966,569

14,168	Whirlpool Corporation	2,068,670
	Total Household Durables	5,684,192

	Independent Power Producers & Energy Traders – 1.8%

90,448	NRG Energy Inc., (2)	2,580,481

	Industrial Conglomerates – 1.4%

27,727	Carlisle Companies Inc.	2,015,198

	Insurance – 6.7%

119,182	CNO Financial Group Inc.	1,856,856

38,781	Endurance Specialty Holdings Limited, (2)	2,144,201

61,333	Lincoln National Corporation	2,785,132

91,250	Unum Group	2,896,275
	Total Insurance	9,682,464

	Leisure Equipment & Products – 2.3%

41,344	Brunswick Corporation	1,865,855

10,674	Polaris Industries Inc., (2)	1,397,760
	Total Leisure Equipment & Products	3,263,615

	Life Sciences Tools & Services – 1.6%

44,294	Agilent Technologies, Inc.	2,248,363

	Machinery – 1.3%

40,082	Oshkosh Truck Corporation, (3)	1,907,502

	Media – 1.6%

15,007	Liberty Media Corporation, (3)	2,294,720

	Multiline Retail – 2.8%

42,542	Kohl’s Corporation, (2)	2,416,386

34,992	Macy’s, Inc.	1,613,481
	Total Multiline Retail	4,029,867

	Office Electronics – 1.4%

197,417	Xerox Corporation	1,962,325

Nuveen Investments	33

Portfolio of Investments October 31, 2013

Nuveen Mid Cap Value Fund (continued)

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels – 7.5%

32,567	Cobalt International Energy, Inc., (3)	$755,880

50,743	Delek US Holdings Inc.	1,296,484

23,058	Gulfport Energy Corporation, (2), (3)	1,353,274

57,150	Newfield Exploration Company, (3)	1,740,218

27,081	Noble Energy, Inc.	2,029,178

87,907	Peabody Energy Corporation, (2)	1,712,428

28,866	Whiting Petroleum Corporation, (3)	1,930,847
	Total Oil, Gas & Consumable Fuels	10,818,309

	Paper & Forest Products – 2.2%

19,596	Domtar Corporation	1,659,977

32,582	International Paper Company	1,453,483
	Total Paper & Forest Products	3,113,460

	Personal Products – 0.9%

10,818	Nu Skin Enterprises, Inc., Class A	1,264,949

	Real Estate Investment Trust – 8.7%

137,883	Developers Diversified Realty Corporation, (2)	2,337,117

140,383	Host Hotels & Resorts Inc., (2)	2,604,104

91,135	Kimco Realty Corporation, (2)	1,957,580

292,772	MFA Mortgage Investments, Inc.	2,169,441

19,837	SL Green Realty Corporation, (2)	1,875,985

61,791	Starwood Property Trust Inc.	1,587,411
	Total Real Estate Investment Trust	12,531,638

	Road & Rail – 1.9%

35,375	Con-Way, Inc.	1,457,450

55,422	Swift Transportation Company, (2), (3)	1,207,645
	Total Road & Rail	2,665,095

	Semiconductors & Equipment – 2.3%

142,547	Micron Technology, Inc., (3)	2,520,231

27,697	Semtech Corporation, (3)	861,654
	Total Semiconductors & Equipment	3,381,885

	Software – 5.3%

47,046	Autodesk, Inc., (3)	1,877,606

75,216	CA Inc.	2,388,860

78,419	Symantec Corporation	1,783,248

42,083	Synopsys Inc., (3)	1,533,925
	Total Software	7,583,639

	Specialty Retail – 6.0%

62,358	Abercrombie & Fitch Co., Class A, (2)	2,337,178

46,080	Best Buy Co., Inc.	1,972,224

45,706	Foot Locker, Inc., (2)	1,585,998

173,656	Staples, Inc., (2)	2,799,335
	Total Specialty Retail	8,694,735

	Textiles, Apparel & Luxury Goods – 1.0%

20,188	Deckers Outdoor Corporation, (2), (3)	1,389,540

34	Nuveen Investments

Shares	Description (1)	Value

	Thrifts & Mortgage Finance – 1.0%

90,793	Everbank Financial Corporation	$1,372,790
	Total Common Stocks (cost $116,826,028)	140,358,007

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 29.5%

	Money Market Funds – 29.5%

42,313,911	Mount Vernon Securities Lending Prime Portfolio, 0.177%, (4), (5)	$42,313,911
	Total Investments Purchased with Collateral from Securities Lending (cost $42,313,911)	42,313,911
	Total Long-Term Investments (cost $159,139,939)	182,671,918

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 0.6%

	Money Market Funds – 0.6%

920,497	First American Treasury Obligations Fund, Class Z, 0.000%, (4)	$920,497

	Total Short-Term Investments (cost $920,497)	920,497
	Total Investments (cost $160,060,436) – 127.9%	183,592,415
	Other Assets Less Liabilities – (27.9)%	(40,006,687)
	Net Assets – 100%	$143,585,728

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $40,840,362.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

See accompanying notes to financial statements.

Nuveen Investments	35

Portfolio of Investments October 31, 2013

Nuveen Small Cap Value Fund

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 126.0%

	COMMON STOCKS – 97.4%

	Aerospace & Defense – 1.5%

21,500	Triumph Group Inc., (2)	$1,540,475

	Auto Components – 1.3%

67,920	Dana Holding Corporation, (2)	1,331,232

	Capital Markets – 3.6%

83,121	JMP Group Inc.	532,806

64,101	Manning & Napier Inc.	1,064,077

86,721	New Mountain Finance Corporation	1,229,704

88,052	Pennantpark Investment Corporation	991,466
	Total Capital Markets	3,818,053

	Chemicals – 2.9%

64,000	Chemtura Corporation, (3)	1,568,000

26,000	Minerals Technologies Inc., (2)	1,472,380
	Total Chemicals	3,040,380

	Commercial Banks – 13.5%

42,000	Banner Corporation, (2)	1,606,920

96,500	Customers Bancorp Inc., (2), (3)	1,616,375

56,000	East West Bancorp Inc., (2)	1,886,639

39,000	Flushing Financial Corporation, (2)	783,510

54,500	Heartland Financial USA, Inc.	1,443,705

51,000	Renasant Corporation	1,462,680

12,500	SVB Financial Group, (2), (3)	1,197,250

16,225	Texas Capital BancShares, Inc., (2), (3)	844,511

64,131	Webster Financial Corporation	1,788,614

36,000	Wintrust Financial Corporation, (2)	1,566,360
	Total Commercial Banks	14,196,564

	Commercial Services & Supplies – 0.9%

166,200	Acco Brands Corporation, (2), (3)	972,270

	Communications Equipment – 2.7%

77,000	Applied Optoelectronics Inc., (3)	976,360

53,700	Infinera Corporation, (2), (3)	548,277

30,750	Plantronics Inc.	1,320,405
	Total Communications Equipment	2,845,042

	Computers & Peripherals – 0.5%

24,000	Cray, Inc., (2), (3)	536,640

	Construction & Engineering – 2.7%

44,325	Emcor Group Inc.	1,642,685

45,036	MYR Group Inc., (3)	1,191,202
	Total Construction & Engineering	2,833,887

36	Nuveen Investments

Shares	Description (1)	Value

	Diversified Financial Services – 1.2%

51,500	PHH Corporation, (3)	$1,238,575

	Diversified Telecommunication Services – 1.1%

125,000	Premiere Global Services, Inc., (3)	1,126,250

	Electric Utilities – 2.2%

22,626	El Paso Electric Company	795,756

39,500	UIL Holdings Corporation	1,521,540
	Total Electric Utilities	2,317,296

	Electrical Equipment – 2.5%

38,287	Babcock & Wilcox Company	1,233,224

18,700	Regal-Beloit Corporation, (2)	1,371,271
	Total Electrical Equipment	2,604,495

	Electronic Equipment & Instruments – 2.0%

16,000	SYNNEX Corporation, (3)	980,800

91,500	Vishay Intertechnology Inc., (2), (3)	1,122,705
	Total Electronic Equipment & Instruments	2,103,505

	Energy Equipment & Services – 3.0%

48,000	Basic Energy Services, Inc., (2), (3)	704,160

69,445	Matrix Service Company, (3)	1,443,762

42,182	Patterson-UTI Energy, Inc.	1,023,335
	Total Energy Equipment & Services	3,171,257

	Food & Staples Retailing – 1.0%

46,000	Spartan Stores, Inc., (2)	1,082,380

	Gas Utilities – 1.2%

22,993	Southwest Gas Corporation, (2)	1,247,600

	Health Care Equipment & Supplies – 1.0%

28,000	Conmed Corporation, (2)	1,015,560

	Health Care Providers & Services – 4.1%

44,119	Hanger Orthopedic Group Inc., (2), (3)	1,619,167

14,500	Medax Inc., (3)	1,580,790

35,895	US Physical Therapy, Inc.	1,145,768
	Total Health Care Providers & Services	4,345,725

	Hotels, Restaurants & Leisure – 2.6%

26,077	Bob Evans Farms, (2)	1,488,736

71,000	Einstein Noah Restaurant Group	1,266,640
	Total Hotels, Restaurants & Leisure	2,755,376

	Household Durables – 2.4%

65,000	La Z Boy Inc.	1,500,200

67,100	Tri Pointe Homes, Incorporated, (2), (3)	1,068,232
	Total Household Durables	2,568,432

	Insurance – 5.9%

82,178	American Equity Investment Life Holding Company, (2)	1,712,590

106,938	CNO Financial Group Inc.	1,666,094

19,000	Endurance Specialty Holdings Limited, (2)	1,050,510

65,735	Horace Mann Educators Corporation	1,820,860
	Total Insurance	6,250,054

Nuveen Investments	37

Portfolio of Investments October 31, 2013

Nuveen Small Cap Value Fund (continued)

Shares	Description (1)	Value

	Internet Software & Services – 2.0%

77,000	Dice Holdings Inc., (3)	$568,260

86,785	Perficient, Inc., (3)	1,569,941
	Total Internet Software & Services	2,138,201

	Leisure Equipment & Products – 0.7%

91,000	LeapFrog Enterprises Inc., (2), (3)	778,960

	Machinery – 2.5%

21,884	Actuant Corporation	821,963

59,000	Altra Industrial Motion, Inc.	1,791,830
	Total Machinery	2,613,793

	Metals & Mining – 1.7%

33,492	Commercial Metals Company	614,913

18,150	Kaiser Aluminum Corporation	1,224,218
	Total Metals & Mining	1,839,131

	Oil, Gas & Consumable Fuels – 4.6%

46,369	Bill Barrett Corporation, (2), (3)	1,283,030

20,000	Delek US Holdings Inc.	511,000

57,000	Energy XXI Limited Bermuda	1,656,420

23,000	Rosetta Resources, Inc., (2), (3)	1,378,620
	Total Oil, Gas & Consumable Fuels	4,829,070

	Personal Products – 0.9%

26,000	Inter Parfums, Inc.	914,160

	Professional Services – 2.3%

70,000	Korn Ferry International, (3)	1,666,000

29,000	TrueBlue Inc., (3)	716,300
	Total Professional Services	2,382,300

	Real Estate Investment Trust – 7.7%

78,000	Associated Estates Realty Corp., (2)	1,196,520

92,000	Brandywine Realty Trust, (2)	1,309,160

80,000	CubeSmart, (2)	1,461,600

25,000	Entertainment Properties Trust, (2)	1,284,250

50,000	LaSalle Hotel Properties	1,552,499

180,000	MFA Mortgage Investments, Inc.	1,333,800
	Total Real Estate Investment Trust	8,137,829

	Road & Rail – 2.1%

51,500	Celadon Group, Inc., (2)	954,810

40,500	Saia, Inc., (3)	1,317,465
	Total Road & Rail	2,272,275

	Semiconductors & Equipment – 5.1%

124,000	Cypress Semiconductor Corporation, (2)	1,150,720

160,000	Integrated Device Technology, Inc., (2), (3)	1,702,399

34,226	MKS Instruments Inc.	1,014,459

187,000	TriQuint Semiconductor, Inc., (3)	1,482,910
	Total Semiconductors & Equipment	5,350,488

38	Nuveen Investments

Shares	Description (1)	Value

	Specialty Retail – 4.6%

35,000	Ann Inc., (3)	$1,237,600

18,000	Genesco Inc., (3)	1,225,980

18,800	Group 1 Automotive Inc., (2)	1,203,200

27,050	Mens Wearhouse Inc.	1,144,215
	Total Specialty Retail	4,810,995

	Textiles, Apparel & Luxury Goods – 1.1%

61,000	Perry Ellis International, Inc., (2)	1,159,610

	Thrifts & Mortgage Finance – 2.3%

87,500	Everbank Financial Corporation	1,323,000

16,500	WSFS Financial Corporation	1,155,165
	Total Thrifts & Mortgage Finance	2,478,165
	Total Common Stocks (cost $80,394,865)	102,646,025

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 28.6%

	Money Market Funds – 28.6%

30,104,833	Mount Vernon Securities Lending Prime Portfolio, 0.177%, (4), (5)	$30,104,833
	Total Investments Purchased with Collateral from Securities Lending (cost $30,104,833)	30,104,833
	Total Long-Term Investments (cost $110,499,698)	132,750,858

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 1.8%

	Money Market Funds – 1.8%

1,872,131	First American Treasury Obligations Fund, Class Z, 0.000%, (4)	$1,872,131

	Total Short-Term Investments (cost $1,872,131)	1,872,131
	Total Investments (cost $112,371,829) – 127.8%	134,622,989
	Other Assets Less Liabilities – (27.8)%	(29,270,466)
	Net Assets – 100%	$105,352,523

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $28,905,046.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

See accompanying notes to financial statements.

Nuveen Investments	39

Statement of

Assets and Liabilities October 31, 2013

	Dividend Value	Mid Cap Value	Small Cap Value
Assets
Investments, at value (cost $1,205,404,013, $117,746,525 and $82,266,996, respectively)	$1,701,117,959	$141,278,504	$104,518,156
Investments purchased with collateral from securities lending (cost approximates value)	162,251,877	42,313,911	30,104,833
Receivable for:
Dividends	1,863,494	61,782	48,694
Due from broker	27,896	9,103	2,815
Investments sold	—	2,037,401	315,555
Shares sold	3,936,958	2,320,271	1,047,190
Other assets	26,783	6,387	2,897
Total assets	1,869,224,967	188,027,359	136,040,140
Liabilities
Payable for:
Collateral from securities lending program	162,251,877	42,313,911	30,104,833
Investments purchased	—	1,832,323	365,337
Shares redeemed	2,324,866	97,252	62,274
Accrued expenses:
Management fees	958,642	124,973	96,095
Directors fees	36,460	4,786	788
12b-1 distribution and service fees	144,151	18,881	15,653
Other	659,258	49,505	42,637
Total liabilities	166,375,254	44,441,631	30,687,617
Net assets	$1,702,849,713	$143,585,728	$105,352,523
Class A Shares
Net assets	$384,225,640	$35,719,059	$45,225,413
Shares outstanding	21,602,269	1,152,231	2,663,399
Net asset value per share	$17.79	$31.00	$16.98
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$18.88	$32.89	$18.02
Class B Shares
Net assets	$1,255,575	$1,211,738	N/A
Shares outstanding	71,300	41,656	N/A
Net asset value and offering price per share	$17.61	$29.09	N/A
Class C Shares
Net assets	$59,752,582	$8,042,075	$3,297,236
Shares outstanding	3,396,992	270,273	223,391
Net asset value and offering price per share	$17.59	$29.76	$14.76
Class R3 Shares
Net assets	$38,588,636	$8,401,074	$8,548,670
Shares outstanding	2,173,649	272,588	513,294
Net asset value and offering price per share	$17.75	$30.82	$16.65
Class R6 Shares(1)
Net assets	$67,619,521	N/A	N/A
Shares outstanding	3,771,127	N/A	N/A
Net asset value, and offering price per share	$17.93	N/A	N/A
Class I Shares
Net assets	$1,151,407,759	$90,211,782	$48,281,204
Shares outstanding	64,223,807	2,900,609	2,750,806
Net asset value and offering price per share	$17.93	$31.10	$17.55
Net assets consist of:
Capital paid-in	$1,058,118,054	$150,987,884	$103,585,106
Undistributed (Over-distribution of) net investment income	2,685,183	842,571	440,487
Accumulated net realized gain (loss)	146,332,530	(31,776,706)	(20,924,230)
Net unrealized appreciation (depreciation)	495,713,946	23,531,979	22,251,160
Net assets	$1,702,849,713	$143,585,728	$105,352,523
Authorized shares – per class	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001

N/A – Fund does not offer share class.

(1)   – Class R6 Shares were established and commenced operations on February 28, 2013.

See accompanying notes to financial statements.

40	Nuveen Investments

Statement of

Operations Year Ended October 31, 2013

	Dividend Value	Mid Cap Value	Small Cap Value
Investment Income
Dividend and interest income (net of foreign tax withheld of $285,636, $— and $—, respectively)	$46,296,586	$2,418,266	$1,597,269
Securities lending income, net	589,498	160,728	36,709
Total investment income	46,886,084	2,578,994	1,633,978
Expenses
Management fees	11,650,865	1,294,963	798,999
12b-1 service fees – Class A	800,846	90,356	94,057
12b-1 distribution and service fees – Class B	13,510	13,628	N/A
12b-1 distribution and service fees – Class C	399,074	77,434	21,588
12b-1 distribution and service fees – Class R3	146,948	45,176	28,293
Shareholder servicing agent fees and expenses	1,295,460	166,781	153,875
Custodian fees and expenses	260,644	47,337	27,365
Directors fees and expenses	40,044	3,828	2,470
Professional fees	93,472	30,588	27,121
Shareholder reporting expenses	167,747	27,699	20,588
Federal and state registration fees	105,720	62,734	50,700
Other expenses	22,901	2,055	537
Total expenses before fee waiver/expense reimbursement	14,997,231	1,862,579	1,225,593
Fee waiver/expense reimbursement	(111,112)	(81,681)	(8,182)
Net expenses	14,886,119	1,780,898	1,217,411
Net investment income (loss)	31,999,965	798,096	416,567
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	165,763,410	24,372,068	11,086,813
Change in net unrealized appreciation (depreciation) of investments	180,627,113	18,265,979	15,049,748
Net realized and unrealized gain (loss)	346,390,523	42,638,047	26,136,561
Net increase (decrease) in net assets from operations	$378,390,488	$43,436,143	$26,553,128

N/A – Fund does not offer share class.

See accompanying notes to financial statements.

Nuveen Investments	41

Statement of

Changes in Net Assets

	Dividend Value
	Year Ended 10/31/13	Year Ended 10/31/12
Operations
Net investment income (loss)	$31,999,965	$25,644,589
Net realized gain (loss) from investments	165,763,410	40,955,240
Change in net unrealized appreciation (depreciation) of investments	180,627,113	87,692,871
Net increase (decrease) in net assets from operations	378,390,488	154,292,700
Distributions to Shareholders
From net investment income:
Class A	(6,061,320)	(4,532,612)
Class B	(15,883)	(33,355)
Class C	(459,457)	(350,680)
Class R3	(486,136)	(321,277)
Class R6(1)	(900,233)	—
Class I	(23,887,985)	(23,257,909)
From accumulated net realized gains:
Class A	(7,596,475)	—
Class B	(39,707)	—
Class C	(834,161)	—
Class R3	(623,435)	—
Class R6(1)	—	—
Class I	(28,858,444)	—
Decrease in net assets from distributions to shareholders	(69,763,236)	(28,495,833)
Fund Share Transactions
Fund reorganization	—	137,390,211
Proceeds from sale of shares	429,254,691	329,723,796
Proceeds from shares issued to shareholders due to reinvestment of distributions	41,984,713	13,538,292
	471,239,404	480,652,299
Cost of shares redeemed	(475,077,918)	(280,917,888)
Net increase (decrease) in net assets from Fund share transactions	(3,838,514)	199,734,411
Net increase (decrease) in net assets	304,788,738	325,531,278
Net assets at the beginning of period	1,398,060,975	1,072,529,697
Net assets at the end of period	$1,702,849,713	$1,398,060,975
Undistributed (Over-distribution of) net investment income at the end of period	$2,685,183	$(39,460)

(1) – Class R6 Shares were established and commenced operations on February 28, 2013.

See accompanying notes to financial statements.

42	Nuveen Investments

	Mid Cap Value		Small Cap Value
	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/13	Year Ended 10/31/12
Operations
Net investment income (loss)	$798,096	$1,759,372	$416,567	$437,763
Net realized gain (loss) from investments	24,372,068	9,505,619	11,086,813	8,773,503
Change in net unrealized appreciation (depreciation) of investments	18,265,979	3,105,284	15,049,748	524,575
Net increase (decrease) in net assets from operations	43,436,143	14,370,275	26,553,128	9,735,841
Distributions to Shareholders
From net investment income:
Class A	(366,544)	(268,737)	(126,553)	—
Class B	(4,764)	—	N/A	N/A
Class C	(24,117)	—	—	—
Class R3	(75,223)	(47,224)	(5,043)	—
Class R6	N/A	N/A	N/A	N/A
Class I	(1,195,031)	(1,688,085)	(267,460)	—
From accumulated net realized gains:
Class A	—	—	—	—
Class B	—	—	N/A	N/A
Class C	—	—	—	—
Class R3	—	—	—	—
Class R6	N/A	N/A	N/A	N/A
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(1,665,679)	(2,004,046)	(399,056)	—
Fund Share Transactions
Fund reorganization	—	—	—	—
Proceeds from sale of shares	15,873,293	22,235,804	28,341,425	16,610,022
Proceeds from shares issued to shareholders due to reinvestment of distributions	958,067	1,045,228	311,768	—
	16,831,360	23,281,032	28,653,193	16,610,022
Cost of shares redeemed	(75,923,914)	(104,822,100)	(27,126,571)	(32,827,602)
Net increase (decrease) in net assets from Fund share transactions	(59,092,554)	(81,541,068)	1,526,622	(16,217,580)
Net increase (decrease) in net assets	(17,322,090)	(69,174,839)	27,680,694	(6,481,739)
Net assets at the beginning of period	160,907,818	230,082,657	77,671,829	84,153,568
Net assets at the end of period	$143,585,728	$160,907,818	$105,352,523	$77,671,829
Undistributed (Over-distribution of) net investment income at the end of period	$842,571	$1,691,252	$440,487	$362,724
N/A – Fund does not offer share class.

See accompanying notes to financial statements.

Nuveen Investments	43

Financial

Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)		Investment Operations			Less Distributions
DIVIDEND VALUE
Year Ended October 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (12/92)
2013	$14.60	$.30	$3.59	$3.89	$(.30)	$(.40)	$(.70)	$17.79
2012	13.05	.27	1.59	1.86	(.31)	—	(.31)	14.60
2011	12.42	.27	.63	.90	(.27)	—	(.27)	13.05
2010	10.76	.34	1.63	1.97	(.31)	—	(.31)	12.42
2009	10.09	.29	.71	1.00	(.33)	—	(.33)	10.76
Class B (8/94)
2013	14.47	.19	3.53	3.72	(.18)	(.40)	(.58)	17.61
2012	12.93	.18	1.57	1.75	(.21)	—	(.21)	14.47
2011	12.25	.17	.61	.78	(.10)	—	(.10)	12.93
2010	10.61	.24	1.61	1.85	(.21)	—	(.21)	12.25
2009	9.96	.22	.68	.90	(.25)	—	(.25)	10.61
Class C (2/99)
2013	14.42	.18	3.57	3.75	(.18)	(.40)	(.58)	17.59
2012	12.92	.17	1.54	1.71	(.21)	—	(.21)	14.42
2011	12.26	.17	.62	.79	(.13)	—	(.13)	12.92
2010	10.63	.26	1.60	1.86	(.23)	—	(.23)	12.26
2009	9.98	.21	.69	.90	(.25)	—	(.25)	10.63
Class R3 (9/01)
2013	14.58	.26	3.57	3.83	(.26)	(.40)	(.66)	17.75
2012	13.03	.24	1.59	1.83	(.28)	—	(.28)	14.58
2011	12.41	.23	.63	.86	(.24)	—	(.24)	13.03
2010	10.76	.30	1.64	1.94	(.29)	—	(.29)	12.41
2009	10.08	.28	.68	.96	(.28)	—	(.28)	10.76
Class R6 (2/13)
2013(d)	15.36	.22	2.60	2.82	(.25)	—	(.25)	17.93
Class I (8/94)
2013	14.72	.35	3.61	3.96	(.35)	(.40)	(.75)	17.93
2012	13.16	.31	1.60	1.91	(.35)	—	(.35)	14.72
2011	12.53	.31	.64	.95	(.32)	—	(.32)	13.16
2010	10.85	.37	1.65	2.02	(.34)	—	(.34)	12.53
2009	10.18	.32	.70	1.02	(.35)	—	(.35)	10.85

44	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

27.72%	$384,226	1.13%		1.88%		1.12%		1.89%		44%
14.31	273,317	1.16		1.95		1.16		1.95		24
7.28	176,954	1.14		2.05		1.14		2.05		33
18.46	125,226	1.19		2.87		1.17		2.89		29
10.32	100,059	1.19		3.00		1.19		3.00		48

26.65	1,256	1.89		1.18		1.87		1.19		44
13.51	1,525	1.91		1.33		1.91		1.33		24
6.45	3,016	1.89		1.32		1.89		1.32		33
17.59	5,039	1.94		2.05		1.92		2.07		29
9.41	7,237	1.94		2.28		1.94		2.28		48

26.95	59,753	1.88		1.09		1.87		1.10		44
13.29	29,234	1.91		1.21		1.91		1.21		24
6.42	18,714	1.89		1.31		1.89		1.31		33
17.60	11,107	1.94		2.20		1.92		2.22		29
9.41	4,921	1.94		2.23		1.94		2.23		48

27.30	38,589	1.38		1.61		1.37		1.62		44
14.13	21,649	1.41		1.70		1.41		1.70		24
6.93	12,092	1.41		1.75		1.41		1.75		33
18.16	1,204	1.41		2.48		1.39		2.50		29
9.92	122	1.45		2.94		1.45		2.94		48

18.52	67,620	.80	*	1.98	*	.80	*	1.98	*	44

27.96	1,151,408	.88		2.16		.87		2.16		44
14.65	1,072,335	.91		2.23		.91		2.23		24
7.56	861,754	.89		2.30		.89		2.31		33
18.78	684,540	.94		3.12		.92		3.10		29
10.51	570,690	.94		3.25		.94		3.25		48

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period February 28, 2013 (commencement of operations) through October 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	45

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)		Investment Operations			Less Distributions
MID CAP VALUE
Year Ended October 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (12/87)
2013	$23.22	$.12	$7.91	$8.03	$(.25)	$—	$(.25)	$31.00
2012	21.83	.18	1.35	1.53	(.14)	—	(.14)	23.22
2011	22.20	.07	(.19)	(.12)	(.25)	—	(.25)	21.83
2010	18.28	.12	4.00	4.12	(.20)	—	(.20)	22.20
2009	16.13	.24	1.99	2.23	(.08)	—	(.08)	18.28
Class B (8/94)
2013	21.79	(.07)	7.44	7.37	(.07)	—	(.07)	29.09
2012	20.52	.01	1.26	1.27	—	—	—	21.79
2011	20.87	(.10)	(.18)	(.28)	(.07)	—	(.07)	20.52
2010	17.21	(.04)	3.78	3.74	(.08)	—	(.08)	20.87
2009	15.22	.13	1.87	2.00	(.01)	—	(.01)	17.21
Class C (2/99)
2013	22.29	(.08)	7.62	7.54	(.07)	—	(.07)	29.76
2012	20.99	.01	1.29	1.30	—	—	—	22.29
2011	21.36	(.10)	(.18)	(.28)	(.09)	—	(.09)	20.99
2010	17.61	(.04)	3.86	3.82	(.07)	—	(.07)	21.36
2009	15.58	.12	1.92	2.04	(.01)	—	(.01)	17.61
Class R3 (9/01)
2013	23.08	.06	7.87	7.93	(.19)	—	(.19)	30.82
2012	21.70	.12	1.33	1.45	(.07)	—	(.07)	23.08
2011	22.05	.01	(.19)	(.18)	(.17)	—	(.17)	21.70
2010	18.15	.06	3.99	4.05	(.15)	—	(.15)	22.05
2009	16.04	.19	1.98	2.17	(.06)	—	(.06)	18.15
Class I (2/94)
2013	23.29	.19	7.93	8.12	(.31)	—	(.31)	31.10
2012	21.99	.24	1.33	1.57	(.27)	—	(.27)	23.29
2011	22.37	.15	(.22)	(.07)	(.31)	—	(.31)	21.99
2010	18.42	.16	4.05	4.21	(.26)	—	(.26)	22.37
2009	16.24	.28	2.01	2.29	(.11)	—	(.11)	18.42

46	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

34.93%	$35,719	1.39%	.40%	1.33%	.45%	118%
7.03	35,633	1.49	.58	1.28	.79	140
(.64)	52,334	1.33	.27	1.31	.30	123
22.65	76,667	1.25	.58	1.25	.58	123
13.95	130,222	1.25	1.52	1.25	1.52	106

33.93	1,212	2.14	(.34)	2.08	(.28)	118
6.19	1,568	2.24	(.18)	2.02	.04	140
(1.35)	2,073	2.08	(.48)	2.06	(.45)	123
21.77	2,815	2.00	(.20)	2.00	(.20)	123
13.13	3,481	1.98	.85	1.98	.85	106

33.94	8,042	2.14	(.35)	2.08	(.29)	118
6.19	7,855	2.24	(.17)	2.02	.05	140
(1.35)	8,957	2.08	(.48)	2.06	(.45)	123
21.74	11,564	2.00	(.21)	2.00	(.21)	123
13.10	12,040	2.00	.80	2.00	.80	106

34.63	8,401	1.64	.16	1.58	.22	118
6.70	9,576	1.74	.31	1.53	.52	140
(.87)	15,310	1.58	.03	1.56	.06	123
22.40	20,195	1.50	.30	1.50	.30	123
13.63	25,664	1.50	1.21	1.50	1.21	106

35.29	90,212	1.13	.66	1.08	.71	118
7.23	106,276	1.24	.82	1.03	1.03	140
(.42)	151,409	1.07	.65	1.06	.65	123
22.98	470,266	1.00	.78	1.00	.78	123
14.24	440,968	1.00	1.76	1.00	1.76	106

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	47

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)		Investment Operations			Less Distributions
SMALL CAP VALUE
Year Ended October 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (8/94)
2013	$12.63	$.06	$4.34	$4.40	$(.05)	$—	$(.05)	$16.98
2012	11.30	.05	1.28	1.33	—	—	—	12.63
2011	10.26	(.05)	1.09	1.04	—	—	—	11.30
2010	8.22	(.01)	2.07	2.06	(.02)	—	(.02)	10.26
2009	8.12	.03	.15	.18	(.08)	—	(.08)	8.22
Class C (2/99)
2013	11.02	(.05)	3.79	3.74	—	—	—	14.76
2012	9.93	(.04)	1.13	1.09	—	—	—	11.02
2011	9.08	(.12)	.97	.85	—	—	—	9.93
2010	7.31	(.07)	1.84	1.77	—	—	—	9.08
2009	7.22	(.02)	.13	.11	(.02)	—	(.02)	7.31
Class R3 (9/01)
2013	12.39	.01	4.27	4.28	(.02)	—	(.02)	16.65
2012	11.11	.02	1.26	1.28	—	—	—	12.39
2011	10.11	(.07)	1.07	1.00	—	—	—	11.11
2010	8.10	(.03)	2.04	2.01	—	—	—	10.11
2009	8.00	.01	.15	.16	(.06)	—	(.06)	8.10
Class I (8/94)
2013	13.06	.10	4.48	4.58	(.09)	—	(.09)	17.55
2012	11.65	.08	1.33	1.41	—	—	—	13.06
2011	10.55	(.02)	1.12	1.10	—	—	—	11.65
2010	8.45	.01	2.13	2.14	(.04)	—	(.04)	10.55
2009	8.36	.05	.15	.20	(.11)	—	(.11)	8.45

48	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment (Loss) Income	Portfolio Turnover Rate(d)

34.98%	$45,225	1.47%	.37%	1.46%	.38%	56%
11.77	32,208	1.58	.26	1.46	.39	46
10.14	31,814	1.48	(.41)	1.46	(.40)	41
25.15	32,332	1.34	(.11)	1.34	(.11)	58
2.40	29,026	1.37	.46	1.37	.46	73

33.94	3,297	2.22	(.43)	2.20	(.42)	56
10.98	1,367	2.34	(.47)	2.21	(.34)	46
9.36	1,498	2.23	(1.18)	2.21	(1.18)	41
24.21	1,843	2.09	(.86)	2.09	(.86)	58
1.56	2,080	2.12	(.27)	2.12	(.27)	73

34.59	8,549	1.72	.06	1.71	.07	56
11.52	2,653	1.83	.01	1.71	.14	46
9.89	2,246	1.73	(.66)	1.71	(.65)	41
24.85	2,111	1.59	(.35)	1.59	(.35)	58
2.14	2,327	1.62	.19	1.62	.19	73

35.34	48,281	1.22	.64	1.21	.65	56
12.02	41,444	1.34	.53	1.21	.66	46
10.43	48,596	1.21	(.16)	1.21	(.16)	41
25.43	180,875	1.09	.14	1.09	.14	58
2.59	149,515	1.12	.72	1.12	.72	73

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	49

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Dividend Value Fund (“Dividend Value”), Nuveen Mid Cap Value Fund (“Mid Cap Value”) and Nuveen Small Cap Value Fund (“Small Cap Value”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

Investment Adviser

On December 31, 2012, the Funds’ investment adviser converted from a Delaware Corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Funds.

Fund Information

Dividend Value’s investment objective is long-term growth of capital and income. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. In selecting securities, the Sub-Adviser, will invest in companies that it believes have the ability to pay above average dividends and finance expected growth and are trading at attractive valuations. The Fund will attempt to maintain a dividend that will grow over time. As a result, higher-yielding equity securities will generally represent the core holdings of the Fund. However, the Fund also may invest in lower-yielding, higher-growth equity securities if the Sub-Adviser believes they will help balance the portfolio. The Fund’s equity securities include common stocks, convertible preferred stocks, and corporate debt securities that are convertible into common stocks. All such equity securities will provide current income at the time of purchase. The Fund invests in convertible debt securities in pursuit of both long-term growth of capital and income. The securities’ conversion features provide long-term growth potential, while interest payments on the securities provide income. The Fund may invest in convertible debt securities without regard to their ratings, and therefore may hold convertible debt securities which are rated lower than investment grade.

Mid Cap Value’s investment objective is capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the market capitalization range of the companies in the Russell Midcap® Index immediately after its most recent reconstitution prior to such purchase. It is expected that reconstitution of the index will occur each year at the end of June. Immediately after the most recent reconstitution, the range was $699 million to $19.2 billion. In selecting stocks, the Sub-Adviser invests in companies that it believes are undervalued relative to other companies in the same industry or market, exhibit good or improving fundamentals, and exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

Small Cap Value’s investment objective is capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of small-capitalization companies, defined as companies that have market capitalizations of less than $3 billion at the time of purchase. In selecting stocks, the Sub-Adviser invests in companies that it believes meet at least two of the following criteria:

•	Undervalued relative to other companies in the same industry or market;
•	Good or improving fundamentals; and
•	An identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

Each Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of non-U.S. issuers. In addition, each Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of non-U.S. issuers and in dollar denominated equity securities of non-U.S. issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up

50	Nuveen Investments

to 15% of the Fund’s total assets may be invested in equity securities of emerging market issuers. Each Fund may utilize options, futures contracts, options on futures contracts and forward foreign currency exchange contracts (“derivatives”). Each Fund may use these derivatives to manage market or business risk, enhance each Fund’s return, or hedge against adverse movements in currency exchange rates.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Class R6 Shares

On February 28, 2013, Dividend Value began offering Class R6 Shares. In connection with this offering certain limited categories of investors of Class I Shares, as defined in the Funds’ prospectus, were exchanged to Class R6 Shares.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders at least annually for each Fund with the exception of Dividend Value, which declares and distributes dividends from net investment income to shareholders quarterly. Dividends from net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Funds may receive distributions from holdings in Real Estate Investment Trusts (“REITs”). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the REIT shareholder. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. The actual character of distributions to Fund shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Fund shareholder may represent a return of capital.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Dividend Value and Mid Cap Value will issue Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an

Nuveen Investments	51

Notes to Financial Statements (continued)

up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution and a .25% annual service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and shareholder service fees. Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing fees and expenses” on the Statement of Operations, which are prorated among the classes based on relative net assets, are not charged to Class R6 Shares.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

52	Nuveen Investments

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs, (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Dividend Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,685,077,076	$—	$—	$1,685,077,076
Investments Purchased with Collateral from Securities Lending	162,251,877	—	—	162,251,877
Short-Term Investments:
Money Market Funds	16,040,883	—	—	16,040,883
Total	$1,863,369,836	$—	$—	$1,863,369,836

Mid Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$140,358,007	$—	$—	$140,358,007
Investments Purchased with Collateral from Securities Lending	42,313,911	—	—	42,313,911
Short-Term Investments:
Money Market Funds	920,497	—	—	920,497
Total	$183,592,415	$—	$—	$183,592,415

Small Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$102,646,025	$—	$—	$102,646,025
Investments Purchased with Collateral from Securities Lending	30,104,833	—	—	30,104,833
Short-Term Investments:
Money Market Funds	1,872,131	—	—	1,872,131
Total	$134,622,989	$—	$—	$134,622,989
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

Nuveen Investments	53

Notes to Financial Statements (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments and derivatives are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable.

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutions. Each Fund’s policy is to receive cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program” on the Statement of Assets and Liabilities. The adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below 102%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

The Funds’ custodian serves as the securities lending agent for the Funds. Each Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending” on the Statement of Assets and Liabilities.

Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income, net.” Securities lending fees paid by each Fund during the fiscal year ended October 31, 2013, were as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Securities lending fees paid	$80,008	$29,648	$3,990

54	Nuveen Investments

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended October 31, 2013.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Dividend Value
	Year Ended 10/31/13		Year Ended 10/31/12
	Shares	Amount	Shares	Amount
Shares issued from reorganization:
Class A	—	$—	2,866,093	$46,725,301
Class C	—	—	72,150	1,152,063
Class R3	—	—	21,533	349,365
Class I	—	—	5,445,884	89,163,482
Shares sold:
Class A	5,928,052	96,133,469	5,674,770	75,791,170
Class B – exchanges	9,042	143,868	8,550	118,690
Class C	1,634,902	26,844,001	746,162	10,170,847
Class R3	1,165,684	18,794,315	756,797	10,690,622
Class R6(1)	884,689	15,362,104	—	—
Class R6 – exchange of Class I Shares	3,668,683	56,350,962	—	—
Class I	13,462,045	216,508,837	17,004,678	232,952,467
Shares issued to shareholders due to reinvestment of distributions:
Class A	854,677	12,763,058	299,861	4,205,570
Class B	3,580	51,899	2,305	31,580
Class C	77,243	1,129,896	22,044	305,305
Class R3	71,415	1,064,183	22,759	319,502
Class R6(1)	54,536	900,233	—	—
Class I	1,743,392	26,075,444	612,741	8,676,335
	29,557,940	472,122,269	33,556,327	480,652,299
Shares redeemed:
Class A	(3,896,951)	(61,661,861)	(3,678,945)	(50,796,593)
Class B	(46,744)	(728,601)	(138,594)	(1,919,513)
Class C	(342,119)	(5,399,404)	(262,178)	(3,631,206)
Class R3	(548,501)	(8,818,904)	(244,006)	(3,402,933)
Class R6(1)	(836,781)	(14,461,170)	—	—
Class I	(20,171,509)	(328,539,881)	(15,711,730)	(221,167,643)
Class I – exchange to Class R6 Shares	(3,668,683)	(56,350,962)	—	—
	(29,511,288)	(475,960,783)	(20,035,453)	(280,917,888)
Net increase (decrease)	46,652	$(3,838,514)	13,520,874	$199,734,411

(1) – Class R6 Shares were established and commenced operations on February 28, 2013.

Nuveen Investments	55

Notes to Financial Statements (continued)

	Mid Cap Value
	Year Ended 10/31/13		Year Ended 10/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	180,919	$4,841,338	175,883	$3,966,504
Class B	149	3,585	-	-
Class C	35,129	928,204	12,581	251,535
Class R3	67,276	1,809,518	122,017	2,606,675
Class I	299,898	8,290,648	689,001	15,411,090
Shares issued to shareholders due to reinvestment of distributions:
Class A	15,342	357,321	11,855	260,482
Class B	210	4,622	-	-
Class C	1,012	22,773	-	-
Class R3	3,235	75,055	2,157	47,196
Class I	21,368	498,296	33,419	737,550
	624,538	16,831,360	1,046,913	23,281,032
Shares redeemed:
Class A	(578,915)	(15,652,273)	(1,049,825)	(23,506,293)
Class B	(30,695)	(764,243)	(29,021)	(631,933)
Class C	(118,318)	(3,012,864)	(86,907)	(1,881,579)
Class R3	(212,784)	(5,682,457)	(414,919)	(9,311,285)
Class I	(1,983,549)	(50,812,077)	(3,046,004)	(69,491,010)
	(2,924,261)	(75,923,914)	(4,626,676)	(104,822,100)
Net increase (decrease)	(2,299,723)	$(59,092,554)	(3,579,763)	$(81,541,068)

	Small Cap Value
	Year Ended 10/31/13		Year Ended 10/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	568,795	$8,649,676	198,937	$2,422,979
Class C	117,817	1,568,728	26,365	284,629
Class R3	443,559	6,431,538	68,411	810,255
Class I	752,219	11,691,483	1,054,781	13,092,159
Shares issued to shareholders due to reinvestment of distributions:
Class A	9,682	124,510	-	-
Class C	-	-	-	-
Class R3	397	5,021	-	-
Class I	13,743	182,237	-	-
	1,906,212	28,653,193	1,348,494	16,610,022
Shares redeemed:
Class A	(464,882)	(6,833,730)	(464,772)	(5,674,047)
Class C	(18,463)	(242,312)	(53,180)	(558,580)
Class R3	(144,817)	(2,166,467)	(56,397)	(678,920)
Class I	(1,189,506)	(17,884,062)	(2,051,716)	(25,916,055)
	(1,817,668)	(27,126,571)	(2,626,065)	(32,827,602)
Net increase (decrease)	88,544	$1,526,622	(1,277,571)	$(16,217,580)

Class B Shares that converted to Class A Shares (recognized as a component of Class A Shares sold and Class B Shares redeemed) during the fiscal year ended October 31, 2013, and fiscal year ended October 31, 2012, were as follows:

Fund	Year Ended 10/31/13	Year Ended 10/31/12
Dividend Value	14,763	113,604
Mid Cap Value	4,538	23,767

56	Nuveen Investments

5. Investment Transactions

Purchases and sales (excluding investments purchased with collateral from securities lending and short-term investments) during the fiscal year ended October 31, 2013, were as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Purchases	$664,824,221	$168,671,513	$48,747,063
Sales	702,776,910	231,007,347	48,610,074

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of October 31, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Cost of investments	$1,370,653,165	$160,205,884	$112,411,451
Gross unrealized:
Appreciation	$498,598,402	$24,651,936	$23,521,752
Depreciation	(5,881,731)	(1,265,405)	(1,310,214)
Net unrealized appreciation (depreciation) of investments	$492,716,671	$23,386,531	$22,211,538

Permanent differences, primarily due to the federal taxes paid, tax equalization, investments in partnerships, and reorganization adjustments, resulted in reclassifications among the Funds’ components of net assets as of October 31, 2013, the Funds’ tax year end, as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Capital paid-in	$(17,203,723)	$57,521	$(1,813)
Undistributed (Over-distribution of) net investment income	2,535,692	18,902	60,252
Accumulated net realized gain (loss)	14,668,031	(76,423)	(58,439)

The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2013, the Funds’ tax year end, were as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Undistributed net ordinary income[1]	$16,647,208	$858,352	$451,445
Undistributed net long-term capital gains	147,826,023	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

Nuveen Investments	57

Notes to Financial Statements (continued)

The tax character of distributions paid during the Funds’ tax years ended October 31, 2013 and October 31, 2012, was designated for purposes of the dividends paid deduction as follows:

2013	Dividend Value	Mid Cap Value	Small Cap Value
Distributions from net ordinary income[1]	$31,811,014	$1,665,679	$399,056
Distributions from net long-term capital gains[2]	37,952,222	—	—

2012
Distributions from net ordinary income[1]	$27,602,132	$2,004,046	$—
Distributions form net long-term capital gains	893,701	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.
[2]

The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to the net capital gain to zero for the tax year ended October 31, 2013.

As of October 31, 2013, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by a Fund, while the losses subject to expiration are considered short-term.

	Dividend[3] Value	Mid Cap Value	Small Cap Value
Expiration:
October 31, 2016	$12,406,335	$—	$—
October 31, 2017	—	31,631,258	20,884,608
Not subject to expiration:
Short-term losses	—	—	—
Long-term losses	—	—	—
Total	$12,406,335	$31,631,258	$20,884,608
[3]	A portion of Dividend Value’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ tax year ended October 31, 2013, the Funds utilized their capital loss carryforwards as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Utilized capital loss carryforwards	$4,135,445	$23,828,388	$11,120,953

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Dividend Value Fund-Level Fee Rate	Mid Cap Value Fund-Level Fee Rate	Small Cap Value Fund-Level Fee Rate
For the first $125 million	.6000%	.7000%	.7000%
For the next $125 million	.5875	.6875	.6875
For the next $250 million	.5750	.6750	.6750
For the next $500 million	.5625	.6625	.6625
For the next $1 billion	.5500	.6500	.6500
For net assets over $2 billion	.5250	.6250	.6250

58	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level free rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets”. The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2013, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee Rate
Dividend Value	.1876%
Mid Cap Value	.2000
Small Cap Value	.1967

The Adviser has contractually agreed to waive fees and/or reimburse other Fund expenses of Mid Cap Value and Small Cap Value so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

	Mid Cap Value	Small Cap Value (11/1/12 through 6/23/13)	Small Cap Value (6/24/13 through 10/31/13)
Class A Shares	1.34%	1.50%	1.45%
Class B Shares	2.09	N/A	N/A
Class C Shares	2.09	2.25	2.20
Class R3 Shares	1.59	1.75	1.70
Class I Shares	1.09	1.25	1.20
Expiration Date	February 28, 2014	February 28, 2014	February 28, 2015
N/A –	Fund does not offer share class.

The Adviser agreed to reimburse management fees across all share classes of Dividend Value through December 31, 2012, to the extent necessary to maintain Class I Share total annual operating expenses, not including any acquired fund fees and expenses, at the applicable percentage of daily net assets listed in the Maximum Expense Level row of the following table, provided that in no event will the Adviser be required to make any reimbursements that would result in an annualized net management fee of less than the applicable percentage of daily net assets listed in the Minimum Management Fee row of the following table.

Dividend Value
Maximum Expense Level	.95%
Minimum Management Fee	.78

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

Nuveen Investments	59

Notes to Financial Statements (continued)

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended October 31, 2013, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Sales charges collected (Unaudited)	$545,279	$16,303	$25,393
Paid to financial intermediaries (Unaudited)	480,251	14,245	22,353

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended October 31, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Commission advances (Unaudited)	$147,119	$1,255	$8,044

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B Shares and C Shares during the first year following a purchase were retained by the Distributor. During the fiscal year ended October 31, 2013, the Distributor retained such 12b-1 fees as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
12b-1 fees retained (Unaudited)	$111,447	$13,267	$5,157

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended October 31, 2013, as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
CDSC retained (Unaudited)	$11,322	$892	$—

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

60	Nuveen Investments

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Mid-America Health System, Tech Town, Inc., a not-for-profit community development company and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	206
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	206
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, member and President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	206
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	206
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company; (2006-2013) retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	206

Nuveen Investments	61

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	206
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	206
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) and CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	206
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	206
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	206

62	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Interested Board Members:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	135
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	135

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	206
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	206
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	206
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	206

Nuveen Investments	63

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	206
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	206
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	206
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	206
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	206
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	206
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	103

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

64	Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited)

The Board of Directors (each, a “Board” and each Director, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Adviser and the Sub-Adviser (the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Funds’ investment performance and consider an analysis provided by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Adviser with questions and the Adviser responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Adviser and the Sub-Adviser. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Adviser regarding, among other things, fund performance, fund expenses, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provides special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Adviser provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members visited certain of the Sub-Adviser’s investment teams in Minneapolis in September 2012, and its municipal team in November 2012. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

Nuveen Investments	65

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the open-end fund product line.

In considering advisory services, the Board recognized that the Adviser provides various oversight, administrative, compliance and other services for the Funds and the Sub-Adviser generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Adviser or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Adviser’s execution of its oversight responsibilities over the Sub-Adviser. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Adviser’s emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Adviser and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Adviser has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Adviser’s focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Adviser’s significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Adviser designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Adviser, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Adviser to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end Nuveen funds including, among other things, the development of a comprehensive strategic plan and the addition of members to the product strategy team; the commencement of various new funds; the removal of redemption fees for certain funds; the establishment of a working group to enhance the Adviser’s oversight of the disclosures pertaining to Nuveen’s products and services; the acceleration of monthly holdings disclosure for certain funds; and the development of a new share class for certain funds.

66	Nuveen Investments

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. In general, in considering a fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds, and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2012 as well as performance information reflecting the first quarter of 2013. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified, in relevant part, the Performance Peer Groups of certain funds as having significant differences from the funds but to still be somewhat relevant, while the Performance Peer Groups of other funds were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. The Board also noted that open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

In considering the performance data for the Funds, the Independent Board Members noted that the Nuveen Dividend Value Fund (the “Dividend Value Fund”) had demonstrated generally favorable performance in comparison to peers, performing in the first or second quartile over various periods. With respect to the Nuveen Small Cap Value Fund (the “Small Cap Value Fund”), the Independent Board Members observed that such Fund had satisfactory performance compared to its peers. In this regard, although such Fund performed in the third quartile over the one-year and five-year periods and underperformed its benchmark in the one-year period, such Fund performed in the first quartile in the three-year period and outperformed its benchmark in the three- and five-year periods. Finally, the Independent Board Members noted that the Nuveen Mid Cap Value Fund (the “Mid Cap Value Fund”) had lagged its peers and benchmarks over various periods. In this regard, such Fund performed in the fourth quartile and underperformed its benchmark for the one-, three- and five-year periods; however, such Fund outperformed its benchmark for the quarter ending March 31, 2013.

As described above, for funds with challenged performance, the Board considered and discussed the factors contributing to the results. In this regard, the Board noted the changes to investment personnel made in 2012 for the Mid Cap Value Fund intended to address such Fund’s longer-term performance issues. The Board is encouraged by these steps and will continue to monitor management’s progress on these issues in general and for the Mid Cap Value Fund, in particular, as well as any further steps proposed or taken to address performance issues.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory, subject to the exception noted above.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratio in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio.

The Independent Board Members observed that the Mid Cap Value Fund had a net management fee and a net expense ratio (including fee waivers and expense reimbursements) that were below its peer averages. In addition, the Independent Board Members noted that the Dividend Value Fund had a slightly higher net management fee than its peer average but a net expense ratio that was below the peer average, while the Small Cap Value Fund had a net expense ratio that was higher than the peer average, but a net management fee that was below the peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser (which, in the case of the Funds, is an affiliated sub-adviser), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-adviser level, the fee generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members reviewed information regarding the nature of services provided by the Adviser, including through the Sub-Adviser, and the range of fees and average fee the Sub-Adviser assessed for such services to other clients. Such other clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members further noted that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.
3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information

68	Nuveen Investments

requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Adviser’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end of 2010, the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Funds’ portfolio transactions are determined by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Funds’ portfolio transactions. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Notes

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Notes

72	Nuveen Investments

Notes

Nuveen Investments	73

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Equity Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Mid-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Small-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Value Index: An index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 2000® Value Index: An index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell Midcap® Value Index: An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

74	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL 60606

Custodian

U.S. Bank National Association

Milwaukee, WI 53202

Transfer Agent and
Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen Dividend Value Fund	100%	100%
Nuveen Mid Cap Value Fund	80%	85%
Nuveen Small Cap Value Fund	100%	100%

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	75

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $215 billion as of September 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

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MAN-FSTK-1013P

Mutual Funds

Nuveen Equity Funds

For investors seeking a high level of current income and total return.

Annual Report October 31, 2013

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class I

Nuveen International Select Fund	ISACX	ICCSX	ISYCX
Nuveen Tactical Market Opportunities Fund	NTMAX	NTMCX	FGTYX

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Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen Fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from their financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, recent events such as the Federal Reserve decision to slow down its bond buying program beginning in January of 2014 and the federal budget compromise that would guide government spending into 2015 are both positives for the economy moving forward. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Partisan politics in Washington D.C. with their troublesome outcome add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

December 23, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen International Select Fund

Nuveen Tactical Market Opportunities Fund

At a shareholder meeting held on October 18, 2013, shareholders of the Nuveen International Fund approved the reorganization of their Fund into the Nuveen International Select Fund. The reorganization took effect after the close of business on October 25, 2013.

See Notes to Financial Statements, Note 1—General Information and Significant Accounting Policies, Fund Reorganization for further information.

At the beginning of the reporting period, the Nuveen International Select Fund was managed by a team of managers associated with four different sub-advisers: Nuveen Asset Management, LLC (“Nuveen Asset Management”), an affiliate of Nuveen Investments, Inc.; Altrinsic Global Advisors, LLC (“Altrinsic”); Hansberger Global Investors, Inc. (“Hansberger”); and Lazard Asset Management LLC (“Lazard”). During the period, the Fund’s Board of Directors approved the removal of Hansberger as a sub-adviser to the Fund, effective as of the close of business on June 21, 2013. The assets managed by Hansberger were reallocated to Nuveen Asset Management, which remained as a sub-adviser to the Fund along with Altrinsic and Lazard. At the same time, Tracy Stouffer, CFA, and Jay Rosenberg were named as additional portfolio managers of the Fund. Tracy is a senior vice president and portfolio manager and Jay is a managing director and portfolio manager for Nuveen Asset Management, LLC. The Fund’s investment objectives, principal investment strategies and principal risks have not changed.

The Nuveen Tactical Market Opportunities Fund is managed by a team of managers from Nuveen Asset Management, LLC., an affiliate of Nuveen Investments, Inc.

On the following pages, the portfolio management teams for the Funds examine economic and equity market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended October 31, 2013.

What factors affected the U.S. economy and the equity market during the twelve-month reporting period ended October 31, 2013?

During this reporting period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. The Fed also continued its monthly purchases of $40 billion of mortgage-backed securities and $45 billion of longer-term Treasury securities in an open-ended effort to bolster growth and promote progress toward the Fed’s mandates of maximum employment and price stability. At its June 2013 meeting, the Fed indicated that it believed downside risks to the economy had diminished since the autumn of 2012. Subsequent comments by Fed Chairman Ben Bernanke suggested that the Fed might begin to reduce, or taper, its asset purchase program later in 2013. However, in September 2013,

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

the Fed surprised the market by announcing that it had decided to wait for more evidence that the progress it discerned in June was sustainable before it made any adjustments to the pace of the purchase program. At its October 2013 meeting, the central bank reiterated this decision and said that it expected to continue its “highly accommodative stance of monetary policy” for “a considerable time” after the purchase program ends and the economic recovery strengthens. Finally, in December of 2013, the Fed announced a decision to slow down its bond buying program beginning in January of 2014.

In the third quarter of 2013, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.8%, up from 2.5% for the second quarter of 2013, continuing the pattern of positive economic growth for the tenth consecutive quarter. The Consumer Price Index (CPI) rose 1.0% year-over-year as of October 2013, while the core CPI (which excludes food and energy) increased 1.7% during the same period, staying within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Improvements in the labor markets continued to be slow, and unemployment remained above the Federal Reserve’s target of 6.5%. As of October 2013, the national unemployment rate was 7.3%, up from 7.2% in September 2013 but below the 7.9% reported in October 2012. The slight uptick in October’s number reflected the increase in federal employees furloughed due to the government shutdown that month. The housing market continued to deliver good news, as the average home price in the S&P/Case-Shiller index of 20 major metropolitan areas rose 13.3% for the twelve months ended September 2013 (most recent data available at the time this report was prepared), the largest twelve-month percentage gain for the index since February 2006.

Early in this reporting period, the outlook for the U.S. economy was clouded by uncertainty about global financial markets and the outcome of the “fiscal cliff.” The tax consequences of the fiscal cliff situation were averted through a last-minute deal that raised payroll taxes, but left in place a number of tax breaks, including tax exemptions on municipal bond interest. However, lawmakers failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. This triggered a program of automatic spending cuts (or sequestration) that impacted federal programs beginning March 1, 2013. Although Congress later passed legislation that established federal funding levels for the remainder of fiscal 2013, the federal budget for fiscal 2014 continued to be debated. On October 1, 2013, the start date for fiscal 2014, the federal government shut down for 16 days until an interim appropriations bill was signed into law, funding the government at sequestration levels through January 15, 2014, and suspending the debt limit until February 7, 2014. Subsequent to the close of this reporting period, Congress preliminarily passed a federal budget deal that would guide government spending into 2015 and defuse the chances of another shutdown if it wins final passage. In addition to the ongoing political debate over federal spending, Chairman Bernanke’s June 2013 remarks about tapering the Federal Reserve’s asset purchase program touched off widespread uncertainty about the next step for the Fed’s quantitative easing program and about the potential impact on the economy and financial markets, leading to increased market volatility.

For much of the reporting period, low interest rates and a fairly benign macro environment caused U.S. investors to move out the risk spectrum, resulting in robust flows into U.S. equity funds. Leading U.S. stock market indexes, including the S&P 500® Index, the Dow Jones Industrial Average and the Russell 2000® Index, each hit all-time highs during the reporting period. The S&P 500® Index gained 27% over the twelve-month reporting period. Sluggish global growth, muted global inflation and ongoing fiscal drag provided a backdrop for continued monetary policy actions outside the U.S. as well, which drove strong equity market advances globally. In Japan, newly elected Prime Minister Shinzo Abe articulated policies designed to reinvigorate Japan’s weak economy. Widespread optimism for his strategies led to a massive rally in the Japanese equity market, which was up 34% over the reporting period, according to MSCI Japan Index. Elsewhere, the European Central Bank signaled an extended period of low rates while the U.K.’s Bank of England pursued its most aggressive monetary policy to date. Returns for developed markets outside the U.S. were very strong, as evidenced by the MSCI EAFE Index’s advance of 26% for the reporting period. In emerging market countries, which

6	Nuveen Investments

are more dependent on global growth and commodity prices, stocks significantly lagged developed markets with a 6% return during this reporting period, according to the MSCI Emerging Market Index.

Nuveen International Select Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the one-year, five-year and since inception periods ended October 31, 2013. The Fund’s Class A Shares at net asset value (NAV) slighty underperformed the MSCI All Country World Investable Market Index (ex U.S.) and the Lipper classification average for the twelve-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of foreign issuers that trade in the U.S. or foreign markets, depositary receipts representing shares of foreign issuers and exchange-traded funds and other investment companies that provide exposure to foreign issuers. During this reporting period, three of the Fund’s sub-advisers, Altrinsic Global Advisors, Hansberger Global Investors and Lazard Asset Management, selected stocks for the Fund according to the developed markets value, developed markets growth or emerging market styles, respectively. The Fund’s fourth sub-adviser, Nuveen Asset Management, selected stocks for the Fund in the infrastructure sector and also took over managing the portion of the portfolio formerly managed by Hansberger Global Investors, selecting growth-oriented stocks primarily found in the world’s developed markets. In addition, Nuveen Asset Management maintained strategic oversight of the Fund (subject to the supervision of the Fund’s investment adviser, Nuveen Fund Advisors, Inc., an affiliate of Nuveen Investments, Inc.), which includes allocating assets among the sub-advisers (including itself) and tactically adjusting the overall portfolio balance and country emphasis using index related investments.

While the Fund produced absolute returns during the reporting period, it slightly underperformed the MSCI All Country World Investable Market Index (ex U.S.) and the Lipper classification average primarily due to several unsuccessful country weights and style tilts. However, stock selection by the individual sub-advisers was largely successful during the reporting period.

In terms of regional and country allocations, the Fund’s emphasis on emerging market stocks was not helpful during the first half of the reporting period due to the generally sharp underperformance of stocks in those nations. While emerging markets stabilized in the second half of the reporting period, the Fund had shifted close to the MSCI All Country World Investable Market Index (ex U.S.) weight in terms of its developed versus emerging market exposure. As part of our emphasis on the energy sector, the Fund also had a slight overweight in Russia, a major exporter of both natural gas and oil. This position was a negative contributor as these stocks experienced volatility as energy exports had fallen in price. We continued to favor Russia as we anticipate ongoing high demand for energy as developing economies grow. In addition, a futures position in the Toronto Stock Exchange (TSX) was a relative detractor. We used this position to bring the Fund closer to benchmark weight in Canada as our sub-advisers generally did not have much exposure to individual Canadian stocks. However, the Canadian stock market did not keep pace with the strong results of the MSCI All Country World Investable Market Index (ex U.S.), rising only 7% during this reporting period. Also, we held futures contracts on the FTSE 100 Index (a basket of the 100 largest companies listed on the London Stock Exchange) due to anticipation that Great Britain would outperform broader Europe, which did not take place during the reporting period.

Offsetting some of the negative country allocations was a slight overweight to Japan. Because the Fund was underweight Japan in terms of individual stocks owned, we used futures contracts to increase exposure. The benefit of the

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

futures position was two-fold as the Nikkei Index performed well, while the yen, which the futures have little exposure, had fallen. The Fund received the benefit of the Japanese equity exposure without the negative effects of the slide in the yen’s value. The Japanese equity market rallied during the reporting period, driven by widespread optimism for new Prime Minister Shinzo Abe’s bold policies to re-invigorate Japan’s weak economy; however, these policies have dramatically reduced the value of the yen. The Fund also benefited from an underweight position in India, which was a challenging environment as heavy government interference in the economy made it difficult for businesses to be profitable and expand. Investors continued to pull out of Indian markets during this reporting period, significantly challenging the value of its rupee currency. In addition, the Fund benefited from our underweight to South Africa via a futures position to hedge out exposure to the FTSE/Johannesburg Stock Exchange (JSE) Top 40 Index. Although this index performed reasonably well in local currency terms, after factoring in the sharp drop in the value of South Africa’s rand currency, its performance was weak. The Fund also benefited from an emphasis on countries in the Northern half of the Eurozone, which have stronger economies and more ability to generate growth in earnings, while Spain and Italy continued to experience weak economies. Finally, we successfully overweighted the OMX Stockholm 30 Index, a basket of the 30 most heavily traded stocks in Sweden, through a futures position in the index.

In terms of style effects, our Fund’s under-emphasis on value stocks was a drag on performance during the reporting period. Contrary to the U.S., more value-oriented and dividend-yielding stocks outperformed growth stocks in the overseas markets. Because this Fund’s strategy allocates to multiple sub-advisers, we depend on their selection of individual stocks and don’t attempt to make significant short-term value/growth tilts within the Fund’s portfolio. However, the Fund’s growth managers ran a slightly more aggressive, momentum-oriented growth strategy, while its value-oriented managers stayed closer to a moderate “blend” style.

The effects of the Fund’s sector and industry weights produced mixed results and again are often driven by the underlying stock selections executed by the sub-advisers. The Fund had an overweight in the energy sector and a strong overweight to utilities, both of which did not benefit performance. Also, while we generally avoided specific metals and mining stocks, the Fund had a position in a Gold Miners Index ETF that slightly hindered results. We sold the Gold Miners position in early March before the price of gold fell significantly. However, we countered with a successful overweight to technology stocks and favorable underweights to both the materials and financial sectors.

Stock selection by the Fund’s sub-advisers was a positive contributor to performance. For example, the Fund benefited from a position in Arcam AB, a Swedish 3D printing and additive manufacturing company. Arcam distinguishes itself from competitors through the use of its patented Electron Beam Melting (EBM) technology, which is faster and wastes much less material than the more typical laser-based processes. Also, Baidu Inc., China’s leading online search provider, outperformed after stumbling earlier in the reporting period. Shares of Baidu advanced significantly due to the company’s strong sales and growth initiatives as it attempts to stay ahead of its competition by focusing on improving its customers’ mobile search experience. In addition, Brazilian credit card processing company Cielo S.A. performed well as it announced better-than-expected results with a recovery in margins. Cielo is benefiting from the global secular trend of plastic (credit and debit cards) taking market share away from paper (cash and check) transactions.

Fund performance also benefited from our efforts to hedge away some of the Fund’s strong overweight to the U.S. dollar. The Fund’s U.S. dollar exposure resulted from a number of individual stocks in the portfolio that are domiciled in other countries, but trade on U.S. stock exchanges and are therefore U.S. dollar-denominated securities. We hedged part of this U.S. dollar exposure beginning in March when the currency was much stronger. We accomplished this through a short position on U.S. Dollar (DXY) Index futures, which measure the value of the dollar relative to a basket of six foreign currencies including the euro, the yen, the pound sterling and several other U.S. trading partners. This hedge was successful as it reduced the Fund’s U.S. dollar exposure significantly as the dollar weakened during the reporting

8	Nuveen Investments

period. However, we still choose to maintain some of the Fund’s emphasis on the U.S. dollar versus several other currencies, most notably the Japanese yen, where the country has an explicit policy of letting the yen weaken, and a few emerging market currencies such as the Indian rupee, Russia ruble and South African rand. Additionally, Fund performance was hindered by our overweight position in the Australian dollar over the period, which we have since removed.

In addition to those mentioned previously, the Fund continued to use other equity and currency futures contracts as an overlay strategy to adjust the exposures created by its multi-manager framework so that the overall Fund had the desired exposures to key markets. Long and short futures contracts were used to manage country and style exposures and implement various tactical market and hedging strategies. These contracts are used as a means to efficiently gain exposure to a broad base of securities. During the reporting period, these derivative positions had a moderately positive impact on performance.

Nuveen Tactical Market Opportunities Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the one-year and since-inception periods ended October 31, 2013. The Fund’s Class A Shares at net asset value (NAV) underperformed the BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper classification average over the twelve-month period. Shareholders should note that the performance of the Lipper classification represents the overall average of returns for funds that invest in a wide range of asset classes, making direct comparisons less meaningful.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund is an absolute return product designed to generate returns through tactical asset allocation positions that seeks to outperform the BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index by 400 basis points over a reasonable period of time. To accomplish the Fund’s goal, we are able to invest in a variety of asset classes, long or short, throughout the world. We also may use other alternative asset classes, such as currencies and commodities, and investment tools such as the VIX (S&P 500® Volatility Index) to take advantage of market opportunities, to further diversify the Fund or as part of our volatility management strategies. We focus on generating returns in the portfolio in three ways: income oriented positions, market directional positions and long and short relative value positions (spread trades) that produce returns through differential performance. The Fund may gain exposure to its asset classes by: investing in derivative instruments and exchange-traded funds (ETFs); creating custom baskets of securities; and investing directly in U.S. Treasury obligations, non-U.S. government obligations that have an investment grade rating from at least one rating agency and money market funds.

During this reporting period, the Fund’s portfolio focused primarily on income and gross (long/short) equity exposure, implemented via spread trades as opposed to net market directional exposure, with significant exposure to foreign markets across asset classes. The Fund’s portfolio was positioned quite modestly from a risk standpoint in relation to the level of risk allowed by this strategy. Fund performance was generally in line with its objectives through mid-May; however, performance suffered a sharp decline through the end of June and has since remained around that level. There were a number of factors that contributed to performance and the sluggishness in the subsequent recovery.

First, we chose to maintain very modest net directional exposure to U.S. equity markets due to several factors: the mature stage of the domestic equity market cycle relative to historical averages; broad valuation measures; the lack of sales growth; modest gains in earnings that have been evident for quite some time among listed companies in aggregate; and event risks that were present around the turn of the year related to fiscal policy choices. We have remained reluctant to add directional domestic equity market exposure and view the risks as being asymmetrical to the

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

downside given a likely shift in monetary policy in the near future, sentiment and valuations. In retrospect, Fund performance would have benefited from a larger U.S. equity allocation, especially when compared to the Lipper peer group average.

Early in 2013, we anticipated that emerging market equities as a group would outperform the U.S. markets based on stronger economic growth prospects, more favorable valuations and the historical linkages between U.S. and developing market performance. We concentrated the Fund’s directional positioning in this segment of the market, which not only underperformed but produced sharply negative returns through the mid portion of the year. Lacking an identifiable catalyst to turn this segment of the market higher, we reduced the Fund’s exposure to emerging market equities at a loss. The negative contribution was partially offset by a positive contribution from a long position in Japanese equities, but our long/short equity positioning did not achieve its historic contribution to performance. In particular, a long Mexico/short: South Africa position, which we closed at a loss, was particularly detrimental. Thus, the equities portion of the Fund did not provide the contribution to return we had anticipated.

We also anticipated that Treasury yields would rise in 2013. Accordingly, we made allocations to short Treasury futures contracts and allocated to non-U.S. government securities and non-Treasury spread sectors that have historically benefited from spread tightening during periods of rising Treasury yields, which helps mitigate the effect of higher risk-free yields on total return. Specifically, we allocated to Australian 10-year Treasury futures that provided a yield about 1.5% above U.S. 10-year Treasuries in early May. We anticipated that the Australian Treasury market would experience far less upward pressure on yields given its higher starting point. We also expected the Reserve Bank of Australia would cut its benchmark policy rate twice during this period, which did indeed take place in the second half. Unfortunately, the rise in Australian yields has almost perfectly matched the magnitude of increase in U.S. Treasury yields over this period, thus our futures position provided little benefit. However, with 10-year Australian Treasuries currently yielding approximately 4.25% versus U.S. equivalents yielding 2.75%, we view this allocation as an attractive position in today’s market. Over the next twelve months, yields would need to rise to close to 5% before the position would generate a negative return, a prospect we believe is unlikely.

A similar set of dynamics occurred for other components of the portfolio, where spreads relative to Treasuries that had historically moved lower as Treasury yields rose actually increased along with Treasury yields, exacerbating the negative price action instead of providing a cushion to rising yields. These included Mexican peso-denominated bonds, dollar-denominated emerging market bonds, preferred securities, high yield municipal debt and higher yielding equity market segments such as utilities, equity and mortgage real estate investment trusts (REITS), and preferred securities. While each of these sectors contributed negatively to post-May performance, they remained components of the strategy, and in some cases larger components, as their forward looking returns are more attractive and downside risks have been moderated with the price action of the past six months.

The objectives, investment process and approach to risk management remain unchanged since the introduction of the Fund’s strategy. The strategy seeks to produce positive returns over a reasonable period of time, irrespective of market conditions through diversified long and short exposures to equities, interest rates, currencies, commodities, credit and volatility management tools. While the strategy has fallen short of that goal over the past six months, we believe it is well positioned, in the context of our risk management discipline, to meet or exceed our performance objectives.

Throughout the period, the Fund also continued to use equity, interest rate and currency futures contracts to implement various absolute return, tactical market and hedging strategies. We also utilized equity call and put options to generate return and manage the Fund. Overall, these derivative positions were a meaningful contributor to performance during the reporting period.

10	Nuveen Investments

Risk Considerations

Mutual fund investing involves risk; principal loss is possible.

Nuveen International Select Fund

Equity investments such as those held by the Fund, are subject to market risk, additional expenses risk, common stock risk, small- and mid-cap stock risk, and multi-manager risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The use of derivatives involves substantial financial risks and transaction costs. These risks are magnified in emerging markets.

Nuveen Tactical Market Opportunities Fund

There is no guarantee that the Fund will achieve its investment objective and the portfolio managers’ asset allocation decisions may adversely affect Fund performance. The Fund is exposed to the risks of the underlying derivative instruments, ETFs, U.S. Treasury bonds, foreign government bonds, commodities, and short-term securities that may be held in the Fund’s portfolio. These risks include market risk, frequent trading risk, liquidity risk, interest rate risk, and credit risk. The credit risk and liquidity risk is heightened for non-investment grade or high-yield securities. The use of derivatives involves substantial financial risks and transaction costs. Commodities may be highly volatile and foreign investments are subject to additional risks including currency fluctuations, and economic or political instability. These risks are magnified in emerging markets. In addition, the Fund will bear its proportionate share of any fees and expenses paid by the ETFs in which it invests.

Nuveen Investments	11

Dividend Information

For each of the Funds, dividends from net investment income, if any, are normally declared and paid annually. In addition, any capital gains are normally distributed at least once each year. During the fiscal year ended October 31, 2013 for Nuveen Tactical Market Opportunities Fund, realized losses on foreign currencies significantly offset net investment income. As a result, and as outlined in the table below, a portion of the Fund’s distributions originally characterized as net investment income has now been re-characterized as a return of capital.

Nuveen Tactical Market Opportunities Fund

As of October 31, 2013	Class A Shares	Class C Shares	Class I Shares
Inception date	2/24/11	2/24/11	12/30/09
Year ended October 31, 2013:
Per share distribution:
From net investment income	$0.04	$—	$0.06
From net realized capital gains	0.03	0.03	0.03
Return of capital	0.03	—	0.04
Total per share distribution	$0.10	$0.03	$0.13
Net Asset Value (NAV)	$10.69	$10.57	$10.72
Distribution rate on NAV	0.94%	0.28%	1.21%
Average annual total returns:
1-Year on NAV	-4.44%	-5.12%	-4.18%
Since inception on NAV	2.67%	1.88%	2.94%

12	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following four pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen International Select Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2013

	Average Annual
	1-Year	5-Year	Since Inception*
Class A Shares at NAV	19.91%	11.62%	2.17%
Class A Shares at maximum Offering Price	12.98%	10.30%	1.29%
MSCI All Country World Investable Market Index (ex U.S.)**	21.20%	13.68%	2.85%
Lipper International Multi-Cap Growth Funds Classification Average**	21.94%	12.43%	1.77%

Class C Shares	19.09%	10.83%	1.41%
Class I Shares	20.27%	11.91%	2.43%

Average Annual Total Returns as of September 30, 2013 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	Since Inception*
Class A Shares at NAV	15.64%	5.40%	1.63%
Class A Shares at maximum Offering Price	8.94%	4.16%	0.75%
Class C Shares	14.66%	4.61%	0.87%
Class I Shares	15.88%	5.67%	1.88%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.57%	1.49%
Class C Shares	2.32%	2.24%
Class I Shares	1.32%	1.24%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2015, so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 1.45%, 2.20% and 1.20% for Class A, Class C and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Since inception returns are from 12/21/06.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Tactical Market Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2013*

	Average Annual
	1-Year	Since Inception**
Class A Shares at NAV	(4.44)%	2.67%
Class A Shares at maximum Offering Price	(9.94)%	1.10%
BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index***	0.09%	0.10%
Lipper Flexible Portfolio Funds Classification Average***	7.92%	7.48%

Class C Shares	(5.12)%	1.88%
Class I Shares	(4.18)%	2.94%

Average Annual Total Returns as of September 30, 2013 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception**
Class A Shares at NAV	(4.35)%	2.73%
Class A Shares at maximum Offering Price	(9.87)%	1.12%
Class C Shares	(5.11)%	1.94%
Class I Shares	(4.18)%	3.01%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.34%
Class C Shares	2.08%
Class I Shares	1.09%

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	The Fund is an absolute return product designed to generate returns through tactical asset allocation positions that seeks to outperform the BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index by 400 basis points over a reasonable period of time.

**	Since inception returns are from 12/30/09. Class I Share returns are actual. The returns for Class A and Class C Shares are actual for the periods since class inception on 2/24/11; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

***	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	17

Holding Summaries October 31, 2013

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen International Select Fund

Fund Allocation1

Common Stocks	92.0%
Common Stock Rights[2]	0.0%
Master Limited Partnerships (MLP) & MLP Affiliates	0.2%
Short-Term Investments	8.1%
Other[3]	(0.3)%

Portfolio Composition1

Commercial Banks	10.3%
Oil, Gas & Consumable Fuels	6.7%
Pharmaceuticals	5.2%
Insurance	4.1%
Machinery	3.7%
Media	3.7%
Transportation Infrastructure	3.6%
Wireless Telecommunication Services	3.5%
Semiconductors & Equipment	3.0%
Diversified Financial Services	2.6%
Internet Software & Services	2.3%
Food Products	2.2%
Automobiles	2.1%
IT Services	2.0%
Multi-Utilities	2.0%
Metals & Mining	1.8%
Trading Companies & Distributors	1.7%
Beverages	1.6%
Internet & Catalog Retail	1.5%
Food & Staples Retailing	1.5%
Energy Equipment & Services	1.5%
Real Estate Management & Development	1.5%
Industrial Conglomerates	1.5%
Hotels, Restaurants & Leisure	1.4%
Tobacco	1.4%
Common Stock Rights[2]	0.0%
Short-Term Investments	8.1%
Other[6]	19.5%

Country Allocation1

United Kingdom	12.5%
Japan	12.0%
Germany	7.7%
Switzerland	5.1%
United States	4.8%
France	4.4%
Canada	4.4%
Brazil	3.5%
South Korea	3.4%
South Africa	2.8%
Hong Kong	2.4%
Russia	2.4%
Netherlands	2.3%
Cayman Islands	2.2%
Sweden	2.2%
Short-Term Investments[4]	8.1%
Other[5]	19.8%

Top Five Common Stock Holdings1

Roche Holding	1.4%
Deutsche Boerse	0.9%
Banco do Brasil	0.9%
Daimler	0.9%
Novartis	0.8%

1	As a percentage of net assets. Holdings are subject to change.

2	Rounds to less than 0.1%.

3	Other assets less liabilities.

4	Denominated in U.S. Dollars.

5	Includes other assets less liabilities and all countries less than 2.2% of net assets.

6	Includes other assets less liabilities and all industries less than 1.4% of net assets.

18	Nuveen Investments

Nuveen Tactical Market Opportunities Fund

Fund Allocation1

Exchange-Traded Funds	43.1%
Sovereign Debt	5.4%
Short-Term Investments	51.3%
Other[2]	0.2%

Portfolio Allocation3,4

Long-Fixed Income	47.0%
Short-Fixed Income	(44.5)%
Net Fixed Income	2.5%
Long Equity	22.4%
Short Equity	(14.6)%
Net Equity	7.8%
Short Currency	(2.4)%

Total Exposure5

Total Net Exposure	7.9%
Total Gross Exposure	130.9%

Top 5 Long Positions6

Australian 10-Year Bond Future	13.2%
Market Vectors High-Yield Municipal Index ETF	7.1%
PowerShares Financial Preferred Portfolio	5.7%
iShares iBoxx $ Investment Grade Corporate Bond	4.4%
Financial Select Sector SPDR Fund	3.3%

Top 5 Short Positions6

U.S. 2-Year Treasury Note Future	(21.4)%
U.S. 5-Year Treasury Note Future	(13.6)%
S&P 500 E-Mini Future	(10.9)%
Euro-Bund Future	(6.8)%
Russell 2000 Mini Index Future	(3.7)%

1	Fund Allocation reports the percentage breakdown of the Fund’s cash investments as shown in the Fund’s portfolio of investments. Each category is computed as a percentage of the Fund’s net assets.

2	Other assets less liabilities.

3	Portfolio Allocation reflects the investment exposure of the Fund by asset class investment category, including both cash positions and futures (derivative) positions. The table reflects the market value of long-term cash investments and the notional value of both long and short futures contracts as presented in the Fund’s portfolio of investments as a percentage of total investments.

4	Percentages are calculated based upon the market value of total investments as presented in the Fund’s portfolio of investments.

5	Net exposure provides an indication of the Fund’s directional exposure to the market at period end and reflects the value of the portfolio’s long positions minus the short positions across asset class investment categories. This is an indication of the Fund’s sensitivity to market movements. Gross exposure provides an indication of the total gross value of the Fund’s market investment exposure reflecting a summation of the absolute value of all long and short positions in the portfolio across asset class investment categories. This is an indication of the scale of the Fund’s total investment positions regardless of direction.

6	The top 5 long and short positions reflect the market value of long-term cash investments and the notional value of futures contracts as presented in the Fund’s portfolio of investments.

Nuveen Investments	19

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen International Select Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (5/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/13)	$1,058.80	$1,055.40	$1,060.80	$1,018.05	$1,014.17	$1,018.95
Expenses Incurred During Period	$7.37	$11.35	$6.44	$7.22	$11.12	$6.31

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.42%, 2.19% and 1.24% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

20	Nuveen Investments

Nuveen Tactical Market Opportunities Fund1

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (5/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/13)	$941.80	$938.70	$942.80	$1,019.31	$1,015.53	$1,020.57
Expenses Incurred During Period	$5.73	$9.38	$4.51	$5.96	$9.75	$4.69

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.17%, 1.92% and .92% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

1	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of other funds in which the Fund invests. These underlying fees and expenses are not reflected in the expense ratios. Because these other funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

Nuveen Investments	21

Shareholder Meeting Report

A special shareholder meeting was held in the offices of Nuveen Investments on October 18, 2013 for the Nuveen International Fund; at this meeting the shareholders were asked to approve a Plan of Reorganization.

International Fund
To approve an Agreement and Plan of Reorganization
For	5,855,597
Against	16,563
Abstain	31,576
Total	5,903,736

22	Nuveen Investments

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen International Select Fund and Nuveen Tactical Market Opportunities Fund (each a series of the Nuveen Investment Funds, Inc., hereinafter referred to as the “Funds”) at October 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the Funds for the years ended October 31, 2011 and prior were audited by other independent auditors whose report dated December 28, 2011 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

December 27, 2013

Nuveen Investments	23

Portfolio of Investments October 31, 2013

Nuveen International Select Fund

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 92.2%

	COMMON STOCKS – 92.0%

	Argentina – 0.2%

43,554	YPF Sociedad Anonima	$908,101

	Australia – 1.8%

22,039	Asciano Group	121,232

90,434	Aurizon Holdings	409,420

111,336	DUET Group	226,243

636,725	Incitec Pivot	1,600,795

10,320	Macquarie Atlas Roads Group	25,848

45,456	Rea Group Limited	1,782,959

105,581	Seek Limited	1,296,274

281,805	Spark Infrastructure Group	451,461

218,275	Sydney Airport	864,411

198,176	Transurban Group	1,329,877
	Total Australia	8,108,520

	Austria – 0.0%

4,026	Oesterreichische Post	189,217

	Belgium – 0.3%

1,409	Elia System Operator	64,471

21,177	Ucb	1,392,228
	Total Belgium	1,456,699

	Bermuda – 0.2%

1,424,415	Biosensors International Group	1,077,886

	Brazil – 3.5%

23,713	Alupar Investimento	178,890

314,843	Banco do Brasil	4,181,136

171,900	BB Seguridade Participacoes	1,877,686

120,403	Cielo S.A.	3,654,765

30,800	Companhia de Bebidas das Americas, ADR	1,145,760

173,242	Companhia de Concessoes Rodoviarias	1,440,719

4,966	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR	52,689

3,342	Companhia de Saneamento de Minas Gerais	53,974

8,522	CPFL Energias Renovaveis, (2)	50,405

52,500	Natura Cosmeticos	1,049,906

75,795	Souza Cruz	819,799

76,900	Vale, ADR	1,231,169

26,319	Wilson Sons	328,958
	Total Brazil	16,065,856

	Canada – 4.4%

13,104	Agrium	1,118,033

24	Nuveen Investments

Shares	Description (1)	Value

	Canada (continued)

4,003	AltaGas	$148,195

26,100	Canadian Energy Services & Technology	469,858

10,900	Canadian Energy Services & Technology	196,418

56,250	Canadian Natural Resources	1,785,175

4,684	Canadian Utilities, Class A	172,104

17,248	Cenovus Energy	512,486

14,600	Dollarama, Inc.	1,254,929

53,823	Element Financial	687,080

43,803	Enbridge	1,900,612

55,717	EnCana	998,220

6,086	Fortis	189,296

23,269	Gibson Energy	571,543

3,487	Keyera	206,347

190,680	Kinross Gold	969,265

104,200	Pacific Rubiales Energy	2,155,655

202,570	Talisman Energy	2,525,688

22,288	TransCanada	1,005,412

109,700	Trinidad Drilling	1,062,648

14,131	Valeant Pharmaceuticals International, (2)	1,493,929

75,476	Yamana Gold	749,477
	Total Canada	20,172,370

	Cayman Islands – 2.2%

14,192	58 Com, Inc., (2)	342,311

14,832	Baidu Inc., ADR, (2)	2,386,470

149,000	China Mengniu Dair	655,346

15,484	Ctrip.com International, ADR, (2)	840,007

72,953	Melco Crown Entmt Ltd, (2)	2,419,121

164,800	Sands China Ltd	1,171,221

55,071	Trina Solar Limited, ADR, (2)	807,892

415,600	Wynn Macau	1,594,750
	Total Cayman Islands	10,217,118

	Chile – 0.1%

209,747	Aguas Andinas, Class A	141,506

5,048	Empresa Nacional de Electrcidad, ADR	227,665

12,672	Enersis, ADR	209,088
	Total Chile	578,259

	China – 1.4%

4,380,350	China Construction Bank, Class H	3,401,226

33,549	ENN Energy Holdings	198,836

18,700	NetEase.com, ADR	1,262,437

18,900	Tencent Holdings	1,031,663

172,600	Weichai Power, Class H	691,246
	Total China	6,585,408

	Denmark – 0.7%

10,048	Novo Nordisk, Class B	1,671,847

Nuveen Investments	25

Portfolio of Investments October 31, 2013

Nuveen International Select Fund (continued)

Shares	Description (1)	Value

	Denmark (continued)

50,931	Vestas Wind Systems A/S	$1,367,555
	Total Denmark	3,039,402

	Egypt – 0.2%

138,588	Commercial International Bank, Reg S	801,039

	Finland – 0.5%

293,424	Nokia, ADR, (2)	2,238,825

	France – 4.4%

4,180	Aeroports de Paris	446,655

437,440	Alcatel-lucent	1,673,118

30,380	BNP Paribas	2,249,698

65,854	Carrefour	2,412,379

17,800	Criteo SA, (2)	628,518

38,420	DANONE	2,849,250

5,526	Eurofins Scientific	1,515,221

4,769	GDF Suez	118,754

194,909	Groupe Eurotunnel	1,890,049

37,283	Jc Decaux Sa	1,497,881

6,346	L’oreal	1,086,948

3,983	Rubis	248,927

10,110	Sanofi-Aventis	1,078,111

16,474	Suez Environnement	287,536

23,340	Total SA	1,434,448

12,930	Vinci	829,422
	Total France	20,246,915

	Germany – 7.7%

27,284	Adidas	3,114,742

13,360	Allianz	2,247,497

29,898	CANCOM SE	1,148,003

127,277	Commerzbank Ag	1,636,347

48,113	Daimler	3,948,283

57,182	Deutsche Boerse	4,305,089

18,897	Duerr	1,657,474

79,461	E.ON	1,451,641

7,387	Fraport Frankfurt Airport	572,397

8,078	Fresenius SE & Co KGaA	1,049,961

19,036	Henkel KGAA	2,059,944

10,042	Osram Licht, (2)	520,364

25,597	Siemens	3,273,174

128,078	Sky Deutschland Ag	1,264,242

38,771	Symrise	1,643,468

45,318	United Internet	1,790,544

57,753	Voxeljet Ag, (2)	1,968,222

42,254	Wirecard	1,540,687
	Total Germany	35,192,079

26	Nuveen Investments

Shares	Description (1)	Value

	Hong Kong – 2.4%

16,984	Beijing Enterprises Holdings	$139,434

113,363	Cheung Kong Holdings	1,772,165

19,703	Cheung Kong Infrastructure Holdings	137,105

431,009	China Everbright International	429,730

140,113	China Merchants Holdings International	496,983

43,511	China Mobile Limited	2,263,442

6,269	China Resources Gas Group	16,212

697,000	CNOOC	1,431,219

7,518	CNOOC, ADR	1,520,967

380,518	COSCO Pacific	554,605

99,618	Guangdong Investment	85,703

155,493	Hong Kong & China Gas	363,412

1,270,000	Huabao International Holdings	556,946

1,478,000	Labixiaoxin Snacks	768,263

79,146	MTR	306,763

8,644	Power Assets Holdings	72,024

48,732	Sinopec Kantons Holdings	44,439

203,570	Towngas China	200,603
	Total Hong Kong	11,160,015

	Hungary – 0.3%

70,430	Otp Bank Plc	1,462,166

	India – 1.1%

46,777	Axis Bank	930,669

99,950	Bank of India	341,380

201,640	Bharat Heavy Electricals	462,963

3,506	GAIL India, GDR	121,939

116,297	Jindal Steel & Power	453,890

95,573	Punjab National Bank	846,635

55,011	Tata Consultancy Services	1,890,586
	Total India	5,048,062

	Indonesia – 1.3%

1,263,500	Astra International	745,378

2,304,065	Bank of Mandiri	1,757,814

170,931	Jasa Marga	79,609

4,700	Sarana Menara Nusa, (2)	1,115

489,300	Semen Gresik Persero	622,884

57,700	Tambang Batubara Bukit Asam	62,192

48,200	Telekomunikasi Indonesia, ADR	1,964,632

539,019	United Tractors	836,800
	Total Indonesia	6,070,424

	Ireland – 0.9%

42,392	Covidien	2,717,751

142,474	Grafton Group PLC	1,359,245
	Total Ireland	4,076,996

Nuveen Investments	27

Portfolio of Investments October 31, 2013

Nuveen International Select Fund (continued)

Shares	Description (1)	Value

	Israel – 0.3%

32,947	CaesarStone Sdot Yam, (2)	$1,389,375

	Italy – 1.8%

19,474	Atlantia	427,021

900,009	Banca Intesa	2,237,468

17,618	Cosmo Pharmaceutic	1,229,095

54,208	Gemina, (2)	131,746

61,903	Hera	124,981

271,015	Mediaset	1,358,552

80,195	Snam Rete Gas	413,328

8,084	Societa Iniziative Autostradali e Servizi	84,735

44,105	Terna-Rete Elettrica Nationale	218,576

16,566	World Duty Free, (2)	183,539

51,641	Yoox Spa	1,858,069
	Total Italy	8,267,110

	Japan – 12.0%

159,256	AMADA	1,363,709

29,934	Digital Garage	786,631

128,400	INPEX	1,480,785

52,761	Japan Airport Terminal	1,273,282

79,600	Japan Exchange Group	1,835,180

26,700	Japan Tobacco	963,948

23,861	Kamigumi	206,991

47,000	Kanamoto Co Ltd	1,265,219

54,100	KOMATSU	1,177,403

158,987	Kyowa Hakko Kirin	1,751,072

334,000	Mazda Motor Corp.	1,494,559

153,615	Mitsubishi	3,096,358

9,202	Mitsubishi Logistics	127,179

91,780	Mitsui Sumitomo Insurance Group	2,356,804

35,600	Monotaro Co. ltd	833,068

30,800	Next Co. Ltd	931,862

16,200	Nidec	1,570,080

12,514	Nintendo	1,402,464

88,630	NKSJ Holdings	2,278,619

26,500	Oisix, Inc.	1,042,968

108,400	ORIX	1,858,664

19,077	Osaka Gas	80,126

22,000	Sanrio Co Ltd	1,203,702

16,162	SMC	3,744,233

23,500	Softbank	1,744,635

29,008	Sugi Holdings	1,211,002

225,017	Sumitomo Mitsui Financial Group	2,182,665

650,026	Sumitomo Mitsui Trust	3,186,337

31,000	Sumitomo Realty & Development	1,458,100

131,370	Suzuki Motor	3,287,924

28	Nuveen Investments

Shares	Description (1)	Value

	Japan (continued)

618,841	The Bank of Yokohama	$3,398,497

85,950	THK	1,865,324

106,322	Tokyo Gas	575,240

30,500	Unicharm	1,951,032
	Total Japan	54,985,662

	Jersey – 0.6%

247,344	Glencore Xstrata	1,348,423

449,447	Regus	1,478,051
	Total Jersey	2,826,474

	Luxembourg – 0.4%

15,868	Oriflame Cosmetics, SDR	501,993

11,967	SES	348,363

48,060	Subsea 7 S.A.	1,016,412
	Total Luxembourg	1,866,768

	Malaysia – 0.3%

38,500	British American Tobacco	774,746

34,616	Petronas Gas	268,981

98,690	Westports Holdings, (2)	80,377
	Total Malaysia	1,124,104

	Mexico – 1.4%

4,492	Grupo Aeroportuario del Centro Norte, ADR	122,137

4,745	Grupo Aeroportuario del Sureste, ADR	564,702

231,416	Grupo Mexico, Series B	733,415

102,695	Grupo Televisa, ADR	3,126,037

65,312	Infraestructura En	258,550

318,800	Kimberly-Clark de Mexico, Series A	969,307

82,701	OHL Mexico	212,216

17,490	Promotora Y Operad	177,604
	Total Mexico	6,163,968

	Netherlands – 2.3%

13,914	Asml Holding NV	1,320,915

32,989	European Aeronautic Defence and Space	2,266,871

44,011	Heineken	3,041,588

14,095	Koninklijke Vopak	867,792

45,109	Nxp Semiconductors NV, (2)	1,899,991

26,573	Oci N.v.	1,021,775
	Total Netherlands	10,418,932

	New Zealand – 0.3%

238,903	Auckland International Airport	676,857

92,693	Infratil	191,412

33,868	Port of Tauranga	386,056

18,620	Vector	40,142
	Total New Zealand	1,294,467

	Norway – 0.9%

7,507	Hafslund, Class B	57,125

Nuveen Investments	29

Portfolio of Investments October 31, 2013

Nuveen International Select Fund (continued)

Shares	Description (1)	Value

	Norway (continued)

106,674	Norsk Hydro	$476,651

121,226	Opera Software	1,466,185

33,705	Schibsted Asa	2,060,896
	Total Norway	4,060,857

	Philippines – 0.9%

1,492,000	Ayala Land, Inc.	1,016,880

599,105	International Container Terminal Services	1,441,956

143,019	Manila Water	82,746

26,100	Philippine Long Distance Telephone, ADR	1,726,516
	Total Philippines	4,268,098

	Portugal – 0.0%

21,337	Redes Energeticas Nacionais	64,169

	Russia – 2.4%

732,700	Alrosa Zao	849,910

216,463	Gazprom OAO, ADR	2,026,094

12,036	LUKOIL, ADR	789,562

12,471	Magnit, GDR, 144A, (3)	672,384

113,150	Mobile TeleSystems, ADR	2,579,820

1,195,596	Sberbank	3,830,141
	Total Russia	10,747,911

	Singapore – 0.7%

427,990	CitySpring Infrastructure Trust	165,380

294,183	ComfortDelGro	455,887

2,665,019	Golden Agri-Resources	1,287,241

372,402	Hutchison Port Holdings Trust	271,853

105,410	Hyflux	98,435

103,364	K-Green Trust	85,291

132,606	Parkway Life, REIT	259,405

45,788	SembCorp Industries	196,097

77,724	Singapore Airport Terminal Services	212,737

331,808	Singapore Post	349,918
	Total Singapore	3,382,244

	South Africa – 2.8%

59,371	Bidvest Group	1,583,286

45,655	Imperial Holdings	970,062

64,928	MTN Group	1,290,572

51,319	Nedbank Group	1,114,428

190,734	PPC	603,242

186,377	Sanlam	1,000,323

102,643	Shoprite Holdings	1,879,296

58,967	Standard Bank Group	749,045

27,842	Tiger Brands	815,894

89,321	Truworths International	854,172

85,763	Vodacom Group	982,467

109,657	Woolworths Holdings	824,715
	Total South Africa	12,667,502

30	Nuveen Investments

Shares	Description (1)	Value

	South Korea – 3.4%

7,412	Hyundai Mobis	$2,092,759

48,430	KB Financial Group	1,917,568

188,192	Korea Life Insurance	1,259,640

22,117	KT&G	1,615,901

2,727	Samsung Electronics, GDR	3,766,255

66,896	Shinhan Financial Group, ADR	2,923,054

26,520	Sk Hynix, Inc.	798,788

21,601	Woongjin Coway	1,234,052
	Total South Korea	15,608,017

	Spain – 0.6%

18,689	Abertis Infraestructuras	400,922

37,606	Ferrovial	717,134

50,534	Grifols SA	1,524,105
	Total Spain	2,642,161

	Sweden – 2.2%

17,984	Arcam AB	2,422,826

175,260	Ericsson	2,092,015

82,860	Investment Kinnevik, Class B	3,053,521

186,167	Seamless Distributors	1,292,816

130,950	Vostok Nafta Investment, SDR	1,065,981
	Total Sweden	9,927,159

	Switzerland – 5.1%

1,356	Flughafen Zuerich	751,714

58,482	Foster Wheeler, (2)	1,578,429

121,606	Meyer Burger Techn	1,427,348

50,868	Nestle	3,672,071

69,515	Noble	2,620,716

49,799	Novartis	3,866,578

23,973	Roche Holding	6,636,929

4,332	Siegfried Hldg Ag	714,242

110,745	UBS	2,143,255
	Total Switzerland	23,411,282

	Taiwan – 0.9%

435,078	Hon Hai Precision Industry	1,103,262

854,959	Taiwan Semiconductor Manufacturing	3,186,508
	Total Taiwan	4,289,770

	Thailand – 0.8%

166,100	Airports of Thailand NVDR	1,131,347

535,100	CP ALL	674,785

168,877	PTT Exploration and Production Public Company	914,242

69,600	Siam Cement	983,904
	Total Thailand	3,704,278

	Turkey – 1.2%

249,579	Akbank T.A.S.	980,188

302,456	Koc Holding	1,484,818

Nuveen Investments	31

Portfolio of Investments October 31, 2013

Nuveen International Select Fund (continued)

Shares	Description (1)	Value

	Turkey (continued)

77,600	Turkcell Iletisim Hizmetleri, ADR, (2)	$1,213,664

155,030	Turkiye Garanti Bankasi	624,391

504,895	Turkiye Is Bankasi, Class C	1,386,011
	Total Turkey	5,689,072

	United Kingdom – 12.5%

55,247	Anglo American	1,315,468

19,869	Aon	1,571,439

126,399	ARM Holdings	1,997,310

120,272	Ashtead Group	1,263,139

20,789	ASOS	1,890,000

33,254	Aveva Group	1,378,852

573,967	Blinkx	1,509,301

39,210	BP, ADR	1,823,265

150,424	Btg	1,012,040

36,545	Centrica	207,081

259,494	Crest Nicholson Holdings	1,610,213

99,699	Diageo	3,176,390

488,215	Foxtons Group Plc	2,495,206

145,534	GlaxoSmithKline	3,835,121

127,268	Great Portland Estates, REIT	1,169,281

61,206	Hargreaves Lansdown	1,167,847

575,681	Hays	1,149,202

306,449	Howden Joinery Group	1,585,632

2,045,665	Lloyds Banking Group	2,543,018

35,303	MegaFon OAO, GDR	1,272,838

1,678,779	Monitise Plc	1,493,935

27,097	National Grid, ADR	1,705,214

193,058	Ocado Group	1,343,454

27,314	Pennon Group	298,248

169,825	Perform Group	1,524,877

111,328	Prudential	2,283,075

35,039	Rightmove	1,489,945

245,293	Rps Group	1,140,587

64,073	Shanks Group	108,386

1,022	SSE	23,204

19,830	Stagecoach Group	111,921

113,948	Standard Chartered	2,739,670

22,295	United Utilities Group	251,845

64,441	Vodafone Group, ADR	2,372,718

25,856	Whitbread	1,423,247

82,914	Willis Group Holdings	3,736,934

69,706	WPP	1,480,919
	Total United Kingdom	57,500,822

	United States – 4.6%

11,616	American Tower, Class A	921,730

14,105	American Water Works	604,681

32	Nuveen Investments

Shares	Description (1)	Value

	United States (continued)

2,148	Aqua America	$54,080

10,230	Brookfield Infrastructure Partners	402,755

38,027	CenterPoint Energy	935,464

27,117	CMS Energy	744,633

7,407	Connecticut Water Service	237,394

5,106	Corrections Corporation of America, REIT	188,922

33,677	Covanta Holding	578,234

5,392	Crown Castle International	409,900

2,199	CyrusOne, REIT	42,859

17,809	Dominion Resources	1,135,324

1,507	DTE Energy	104,194

2,075	Edison International	101,737

7,147	Enbridge Energy Management, (2)	203,832

2,439	ITC Holdings	245,339

27,669	Kinder Morgan	976,992

4,893	Laclede Group	230,314

1,739	Magellan Midstream Partners	104,410

543	Middlesex Water Company	11,256

3,552	NextEra Energy	301,032

15,285	NiSource	481,783

14,946	Northeast Utilities	641,034

5,191	OGE Energy	191,548

1,384	Oiltanking Partners	79,718

7,108	ONEOK	401,602

4,599	Pattern Energy Group, Inc.	104,305

9,079	PG&E	379,956

24,901	Philip Morris International	2,219,177

10,129	Piedmont Natural Gas	345,804

1,814	Pinnacle West Capital	101,638

1,756	Portland General Electric	50,397

3,482	Qts Rlty Tr., Inc., (2)	74,793

3,218	Questar	76,138

7,040	Rose Rock Midstream	245,978

14,866	Schlumberger	1,393,243

6,477	Sempra Energy	590,314

373	SJW	10,530

3,592	Southern	146,949

36,769	Spectra Energy	1,307,873

459	Tesoro Logistics	24,648

1,589	UIL Holdings	61,208

2,222	Union Pacific	336,411

2,406	Unitil	72,709

14,685	Waste Connections	627,637

8,780	Westar Energy	277,536

6,695	Western Gas Partners	402,436

Nuveen Investments	33

Portfolio of Investments October 31, 2013

Nuveen International Select Fund (continued)

Shares	Description (1)					Value

	United States (continued)

44,402	Williams					$1,585,596

4,222	Wisconsin Energy					177,831
	Total United States					20,943,874
	Total Common Stocks (cost $352,298,776)					421,939,433

Shares	Description (1)					Value

	COMMON STOCK RIGHTS – 0.0%

	Italy – 0.0%

61,903	Hera Rights					$1,118
	Total Common Stock Rights (cost $1,246)					1,118

	MASTER LIMITED PARTNERSHIPS (MLP) & MLP AFFILIATES – 0.2%

	United States – 0.2%

3,516	Dcp Midstream Partners LP					170,807

1,611	Enterprise Products Partners LP					101,944

3,352	Plains All American Pipeline LP					171,689

19,404	Plains GP Holdings LP, (2)					432,515

1,362	Qep Midstream Partners LP, (2)					31,217
	Total United States					908,172
	Total Master Limited Partnerships (MLP) & MLP Affiliates (cost $893,855)					908,172
	Total Long-Term Investments (cost $353,193,877)					422,848,723

Shares/ Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (4)	Value

	SHORT-TERM INVESTMENTS – 8.1%

	Money Market Funds – 5.4%

24,826,723	State Street Institutional Liquid Reserves Fund	0.070	%(5)	N/A	N/A	$24,826,723

	U.S. Government and Agency Obligations – 2.7%

$2,500	U.S. Treasury Bills, (6)	0.000%		1/23/14	Aaa	2,499,785

10,000	U.S. Treasury Bills, (6)	0.000%		2/13/14	Aaa	9,998,560

$12,500	Total U.S. Government and Agency Obligations					12,498,345

	Total Short-Term Investments (cost $37,324,782)					37,325,068
	Total Investments (cost $390,518,659) – 100.3%					460,173,791
	Other Assets Less Liabilities – (0.3)%					(1,437,816)
	Net Assets – 100%					$458,735,975

Investments in Derivatives as of October 31, 2013

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Unrealized Appreciation (Depreciation)
Amsterdam Index	Long	35	11/13	$3,715,700	$90,678
BIST 30 Index	Short	(1,499)	12/13	(7,148,644)	259,716
DAX Index	Short	(12)	12/13	(3,679,176)	(85,052)
E-Mini MSCI Emerging Markets Index	Long	60	12/13	3,071,700	11,875
Euro STOXX 50	Long	418	12/13	17,361,095	1,048,692
FTSE 100 Index	Long	187	12/13	20,114,636	551,900
FTSE Bursa Malaysia KLCI Index	Short	(81)	11/13	(2,320,483)	19,471
FTSE JSE Top 40	Short	(182)	12/13	(7,409,628)	(438,176)
FTSE MIB Index	Short	(33)	12/13	(4,333,852)	(45,280)
Hang Seng China Enterprises Index	Long	233	11/13	15,983,626	607,368

34	Nuveen Investments

Investments in Derivatives as of October 31, 2013 (continued)

Futures Contracts outstanding (continued):

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Unrealized Appreciation (Depreciation)
IBEX 35 Index	Short	(33)	11/13	$(4,417,280)	$(67,696)
MSCI Taiwan Index	Long	78	11/13	2,323,620	26,869
NASDAQ 100 E-Mini	Short	(129)	12/13	(8,692,020)	(540,129)
Nikkei 225 Index	Long	262	12/13	18,949,150	137,216
OMX Stockholm 30 Index	Long	233	11/13	4,612,322	64,446
Russell 2000 Mini Index	Short	(59)	12/13	(6,477,020)	(304,648)
S&P 500 Index	Short	(17)	12/13	(7,441,750)	(334,968)
S&P Midcap 400 E-Mini	Short	(70)	12/13	(9,004,800)	(422,602)
S&P TSX 60 Index	Long	79	12/13	11,609,246	495,244
SET50 Index	Short	(76)	12/13	(2,409,292)	(34,440)
SGX S&P CNX Nifty	Short	(642)	11/13	(8,118,732)	(42,372)
SPI 200	Long	140	12/13	17,916,316	68,855
STOXX 600 Utilities	Short	(450)	12/13	(5,899,105)	(48,347)
U.S. Dollar Index	Short	(492)	12/13	(39,489,396)	526,842
				$(1,183,767)	$1,545,462

*	The aggregate Notional Amount at Value of long and short positions is $115,657,411 and $(116,841,178), respectively.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(6)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

N/A	Not applicable.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

BIST	Borsa Istanbul

CNX	Credit Rating Information Services of India Limited

DAX	Deutscher Aktien Index

FTSE	Financial Times Stock Exchange

GDR	Global Depositary Receipt

IBEX	International Business Exchange

JSE	Johannesburg Stock Exchange

KLCI	Kuala Lumpur Composite Index

MIB	Milano Italia Borsa

MSCI	Morgan Stanley Capital International Inc.

NASDAQ	National Association of Securities Dealers Automated Quotations

NVDR	Non-Voting Depository Receipt

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SDR	Swedish Depositary Receipt

SET	Stock Exchange of Thailand

SGX	Singapore Exchange Limited

SPI	Swiss Performance Index

TSX	Toronto Stock Exchange

See accompanying notes to financial statements.

Nuveen Investments	35

Portfolio of Investments October 31, 2013

Nuveen Tactical Market Opportunities Fund

Shares		Description (1), (2)					Value

		LONG-TERM INVESTMENTS – 48.5%
		EXCHANGE-TRADED FUNDS – 43.1%
		Equity Funds – 17.8%

22,100		Consumer Staples Select Sector SPDR Fund					$935,935

33,800		Energy Select Sector SPDR Fund					2,919,982

226,000		Financial Select Sector SPDR Fund					4,646,560

31,500		Health Care Select Sector SPDR Fund					1,661,310

40,000		Industrial Select Sector SPDR Fund					1,944,800

100,000		iShares MSCI ACWI es U.S. Index Fund					4,639,000

15,000		Materials Select Sector SPDR Fund					656,550

22,000		SPDR Dow Jones REIT ETF					1,669,360

115,000		Technology Select Sector SPDR Fund					3,869,750

59,950		Utilities Select Sector SPDR Fund					2,325,460
		Total Equity Funds (cost $24,300,722)					25,268,707
		Fixed Income Funds – 25.3%

349,000		iShares Mortgage Real Estate Capped ETF					4,201,960

54,000		iShares iBoxx $ Investment Grade Corporate Bond ETF					6,220,800

16,000		iShares JPMorgan USD Emerging Markets Bond ETF					1,781,600

17,000		iShares National AMT-Free Muni Bond ETF					1,793,330

348,000		Market Vectors High-Yield Municipal Index ETF					10,116,360

137,000		PowerShares Emerging Markets Sovereign Debt Portfolio					3,823,670

465,000		PowerShares Financial Preferred Portfolio Fund					8,025,900
		Total Fixed Income Funds (cost $37,807,909)					35,963,620
		Total Exchange-Traded Funds (cost $62,108,631)					61,232,327

Principal Amount (000) (3)		Description (1)	Coupon		Maturity	Ratings (4)	Value

		SOVEREIGN DEBT – 5.4%

		Mexico – 5.4%

30,000	MXN	Mexico Bonos	8.000%		6/11/20	A–	$2,621,578

54,000	MXN	Mexico Bonos	6.500%		6/09/22	A–	4,295,478

750		United Mexican States	5.875%		1/15/14	Baa1	757,500
		Total Sovereign Debt (cost $8,268,317)					7,674,556
		Total Long-Term Investments (70,376,948)					68,906,883

Shares/ Principal Amount (000)		Description (1)	Coupon		Maturity	Ratings (4)	Value

		SHORT-TERM INVESTMENTS – 51.3%

		Money Market Funds – 46.0%

65,366,522		First American Treasury Obligations Fund, Class Z	0.000	%(5)	N/A	N/A	$65,366,522

		U.S. Government and Agency Obligations – 5.3%

$1,000		U.S. Treasury Bills, (6)	0.000%		1/23/14	Aaa	999,914

6,600		U.S. Treasury Bills, (6)	0.000%		2/13/14	Aaa	6,599,050
$7,600		Total U.S. Government and Agency Obligations					7,598,964
		Total Short-Term Investments (cost $72,965,333)					72,965,486
		Total Investments (cost $143,342,281) – 99.8%					141,872,369
		Other Assets Less Liabilities – 0.2%					248,989
		Net Assets – 100%					$142,121,358

36	Nuveen Investments

Investments in Derivatives as of October 31, 2013

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Unrealized Appreciation (Depreciation)
Australian 10-Year Bond	Long	207	12/13	$18,785,989	$200,181
Euro-Bund	Short	(50)	12/13	(9,640,059)	(226,468)
H-Shares Index	Long	23	11/13	1,577,783	59,955
Kospi2 Index	Long	16	12/13	2,027,622	44,037
Long Gilt	Short	(21)	12/13	(3,746,308)	(92,643)
Mexican Peso	Short	(90)	12/13	(3,447,000)	(34,125)
Russell 2000 Mini Index	Short	(48)	12/13	(5,269,440)	(133,160)
S&P 500 E-Mini	Short	(176)	12/13	(15,408,800)	(580,992)
U.S. 2-Year Treasury Note	Short	(138)	12/13	(30,418,219)	(45,180)
U.S. 5-Year Treasury Note	Short	(159)	12/13	(19,348,313)	(164,781)
U.S. 10-Year Treasury Note	Long	33	12/13	4,202,859	106,103
U.S. Dollar Index	Long	36	12/13	2,889,468	14,201
				$(57,794,418)	$(852,872)
*	The aggregate Notional Amount at Value of long and short positions is $29,483,721 and $(87,278,139), respectively.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(3)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(4)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(6)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

N/A	Not applicable.

ACWI	All Country World Index

ETF	Exchange-Traded Fund

MSCI	Morgan Stanley Capital International Inc.

MXN	Mexican Peso

REIT	Real Estate Investment Trust

SPDR	Standard & Poor’s Depositary Receipts

USD	United States Dollar

See accompanying notes to financial statements.

Nuveen Investments	37

Statement of

Assets and Liabilities October 31, 2013

	International Select	Tactical Market Opportunities
Assets
Long-term investments, at value (cost $353,193,877 and $70,376,948, respectively)	$422,848,723	$68,906,883
Short-term investments, at value (cost $37,324,782 and $72,965,333, respectively)	37,325,068	72,965,486
Cash	6,584	—
Cash denominated in foreign currencies, at value (cost approximates value)	57,239	—
Receivable for:
Deposits with brokers for open futures contracts	1,375,000	320,000
Dividends	582,642	—
Due from broker	145,361	9,254
Interest	1,224	181,579
Investments sold	19,737,466	—
Reclaims	460,670	—
Shares sold	43,870	153,418
Variation margin on futures contracts	703,329	211,228
Other assets	15,669	3,976
Total assets	483,302,845	142,751,824
Liabilities
Payable for:
Due to broker	453,101	—
Investments purchased	22,428,696	—
Shares redeemed	—	282,499
Variation margin on futures contracts	972,636	139,130
Accrued expenses:
Directors fees	17,623	2,758
Management fees	273,191	89,299
12b-1 distribution and service fees	7,674	14,571
Other	413,949	102,209
Total liabilities	24,566,870	630,466
Net assets	$458,735,975	$142,121,358
Class A Shares
Net assets	$24,267,907	$24,710,382
Shares outstanding	2,284,217	2,311,408
Net asset value per share	$10.62	$10.69
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$11.27	$11.34
Class C Shares
Net assets	$3,033,757	$10,130,708
Shares outstanding	289,581	958,685
Net asset value and offering price per share	$10.48	$10.57
Class I Shares
Net assets	$431,434,311	$107,280,268
Shares outstanding	40,520,956	10,004,942
Net asset value and offering price per share	$10.65	$10.72
Net assets consist of:
Capital paid-in	$377,336,226	$149,599,525
Undistributed (Over-distribution of) net investment income	4,429,810	(3,473)
Accumulated net realized gain (loss)	5,627,471	(5,172,475)
Net unrealized appreciation (depreciation)	71,342,468	(2,302,219)
Net assets	$458,735,975	$142,121,358
Authorized shares – per class	2 Billion	2 Billion
Par value per share	$0.0001	$0.0001

See accompanying notes to financial statements.

38	Nuveen Investments

Statement of

Operations Year Ended October 31, 2013

	International Select	Tactical Market Opportunities
Dividend and interest income (net of foreign tax withheld of $961,029 and $7,164, respectively)	$9,430,964	$3,313,503
Expenses
Management fees	4,446,812	1,744,100
12b-1 service fees – Class A	10,240	117,477
12b-1 distribution and service fees – Class C	7,776	139,746
Shareholder servicing agent fees and expenses	65,681	171,839
Custodian fees and expenses	539,112	54,540
Directors fees and expenses	10,874	5,794
Professional fees	121,606	32,690
Shareholder reporting expenses	7,672	121,610
Federal and state registration fees	49,066	54,942
Reorganization expenses	130,000	—
Other expenses	7,237	2,565
Total expenses before fee waiver/expense reimbursement	5,396,076	2,445,303
Fee waiver/expense reimbursement	(92,933)	(87,355)
Net expenses	5,303,143	2,357,948
Net investment income (loss)	4,127,821	955,555
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	27,281,106	(3,600,646)
Futures contracts	15,284,959	(1,903,274)
Options purchased	—	(231,600)
Options written	—	(71,872)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	30,214,848	(3,692,925)
Futures contracts	(83,129)	(1,601,833)
Net realized and unrealized gain (loss)	72,697,784	(11,102,150)
Net increase (decrease) in net assets from operations	$76,825,605	$(10,146,595)

See accompanying notes to financial statements.

Nuveen Investments	39

Statement of

Changes in Net Assets

	International Select		Tactical Market Opportunities
	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/13	Year Ended 10/31/12
Operations
Net investment income (loss)	$4,127,821	$5,823,962	$955,555	$561,603
Net realized gain (loss) from:
Investments and foreign currency	27,281,106	(22,623,577)	(3,600,646)	1,911,060
Futures contracts	15,284,959	(8,168,446)	(1,903,274)	(557,828)
Options purchased	—	—	(231,600)	—
Options written	—	—	(71,872)	60
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	30,214,848	36,768,484	(3,692,925)	1,372,961
Futures contracts	(83,129)	3,095,727	(1,601,833)	984,869
Net increase (decrease) in net assets from operations	76,825,605	14,896,150	(10,146,595)	4,272,725
Distributions to Shareholders
From net investment income:
Class A	(46,712)	(50,326)	(275,374)	(47,114)
Class C	(3,027)	(2,770)	—	—
Class I	(5,933,545)	(7,900,958)	(1,210,420)	(353,238)
From accumulated net realized gains:
Class A	—	(47,541)	(154,299)	(209,804)
Class C	—	(7,969)	(42,778)	(23,497)
Class I	—	(6,195,076)	(512,252)	(815,282)
From return of capital:
Class A	—	—	(122,590)	—
Class C	—	—	—	—
Class I	—	—	(538,850)	—
Decrease in net assets from distributions to shareholders	(5,983,284)	(14,204,640)	(2,856,563)	(1,448,935)
Fund Share Transactions
Fund reorganization(1)	93,347,898	—	—	—
Proceeds from sale of shares	37,702,579	75,494,059	74,222,385	254,776,661
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,792,578	4,681,594	2,771,372	1,316,662
	132,843,055	80,175,653	76,993,757	256,093,323
Cost of shares redeemed	(178,277,719)	(231,253,534)	(192,374,424)	(41,304,739)
Net increase (decrease) in net assets from Fund share transactions	(45,434,664)	(151,077,881)	(115,380,667)	214,788,584
Net increase (decrease) in net assets	25,407,657	(150,386,371)	(128,383,825)	217,612,374
Net assets at the beginning of period	433,328,318	583,714,689	270,505,183	52,892,809
Net assets at the end of period	$458,735,975	$433,328,318	$142,121,358	$270,505,183
Undistributed (Over-distribution of) net investment income at the end of period	$4,429,810	$5,495,973	$(3,473)	$1,440,593
(1)	Refer to Note – 1 General Information and Significant Accounting Policies, Fund Reorganization for further details.

See accompanying notes to financial statements.

40	Nuveen Investments

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Financial

Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)		Investment Operations			Less Distributions
INTERNATIONAL SELECT
Year Ended October 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (12/06)
2013	$8.96	$.06	$1.71	$1.77	$(.11)	$—	$(.11)	$10.62
2012	8.85	.08	.24	.32	(.11)	(.10)	(.21)	8.96
2011	9.54	.09	(.72)	(.63)	(.06)	—	(.06)	8.85
2010	8.48	.06	1.02	1.08	(.02)	—	(.02)	9.54
2009	6.53	.07	2.00	2.07	(.12)	—	(.12)	8.48
Class C (12/06)
2013	8.84	(.01)	1.69	1.68	(.04)	—	(.04)	10.48
2012	8.72	.02	.24	.26	(.04)	(.10)	(.14)	8.84
2011	9.43	.02	(.72)	(.70)	(.01)	—	(.01)	8.72
2010	8.42	.01	1.00	1.01	—	—	—	9.43
2009	6.46	.03	1.97	2.00	(.04)	—	(.04)	8.42
Class I (12/06)
2013	8.98	.09	1.71	1.80	(.13)	—	(.13)	10.65
2012	8.87	.10	.24	.34	(.13)	(.10)	(.23)	8.98
2011	9.57	.12	(.74)	(.62)	(.08)	—	(.08)	8.87
2010	8.49	.09	1.02	1.11	(.03)	—	(.03)	9.57
2009	6.55	.08	2.01	2.09	(.15)	—	(.15)	8.49

See accompanying notes to financial statements.

42	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

19.91%	$24,268	1.47%	.58%	1.44%	.61%	91%
3.83	4,060	1.53	.88	1.48	.93	49
(6.70)	4,388	1.46	.96	1.46	.96	59
12.72	5,530	1.62	.56	1.49	.69	47
32.32	3,029	1.76	.77	1.49	1.04	64

19.09	3,034	2.24	(.11)	2.21	(.07)	91
3.09	644	2.28	.15	2.23	.20	49
(7.45)	717	2.21	.21	2.21	.21	59
12.00	816	2.37	(.05)	2.24	.08	47
31.43	244	2.51	.13	2.24	.40	64

20.27	431,434	1.25	.95	1.23	.97	91
4.12	428,624	1.28	1.14	1.23	1.18	49
(6.60)	578,597	1.21	1.23	1.21	1.23	59
13.14	848,165	1.37	.85	1.24	.98	47
32.68	584,667	1.51	.90	1.24	1.17	64

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	43

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)		Investment Operations			Less Distributions
TACTICAL MARKET OPPORTUNITIES
Year Ended October 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	From Return of Capital	Total	Ending Net Asset Value
Class A (2/11)
2013	$11.29	$.03	$(.53)	$(.50)	$(.04)	$(.03)	$(.03)	$(.10)	$10.69
2012	11.22	.02	.25	.27	(.03)	(.17)	—	(.20)	11.29
2011(d)	10.59	.04	.59	.63	—	—	—	—	11.22
Class C (2/11)
2013	11.17	(.05)	(.52)	(.57)	—	(.03)	—	(.03)	10.57
2012	11.17	(.07)	.24	.17	—	(.17)	—	(.17)	11.17
2011(d)	10.59	— *	.58	.58	—	—	—	—	11.17
Class I (12/09)
2013	11.32	.06	(.53)	(.47)	(.06)	(.03)	$(.04)	(.13)	10.72
2012	11.25	.05	.25	.30	(.06)	(.17)	—	(.23)	11.32
2011	10.62	.14	.59	.73	(.08)	(.02)	—	(.10)	11.25
2010(e)	10.00	.02	.60	.62	—	—	—	—	10.62

See accompanying notes to financial statements.

44	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses(f)		Net Investment Income (Loss)		Expenses(f)		Net Investment Income (Loss)		Portfolio Turnover Rate(g)

(4.44)%	$24,710	1.21%		.23%		1.17%		.26%		220%
2.45	59,751	1.19		.13		1.18		.14		189
5.95	3,558	1.67	**	.06	**	1.19	**	54	**	177

(5.12)	10,131	1.96		(.47)		1.92		(.43)		220
1.55	15,045	1.93		(.65)		1.93		(.65)		189
5.48	475	2.31	**	(.37	)**	1.94	**	—	***	177

(4.18)	107,280	.96		.49		.92		.53		220
2.69	195,709	.94		.41		.93		.43		189
6.95	48,860	1.18		1.01		.94		1.25		177
6.20	27,300	4.14	**	(1.83	)**	.92	**	1.39	**	156

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period February 24, 2011 (commencement of operations) through October 31, 2011.
(e)	For the period December 30, 2009 (commencement of operations) through October 31, 2010.
(f)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the exchange-traded funds in which the Fund invests. These exchange-traded fund fees and expenses are not reflected in the expense ratios. Because the exchange-traded funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(g)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $.01 per share.
**	Annualized.
***	Annualized ratio rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	45

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen International Select Fund (“International Select”) and Nuveen Tactical Market Opportunities Fund (“Tactical Market Opportunities”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the state of Maryland on August 20, 1987.

Investment Adviser

On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, under which NAM serves as the sub-adviser and manages the investment portfolios for the Funds. In addition to NAM, for International Select the Adviser has entered into sub-advisory agreements with Altrinsic Global Advisors, LLC (“Altrinsic”) and Lazard Asset Management LLC (“Lazard”), under which Altrinsic and Lazard serve as sub-advisers and manage the investment portfolio for the Fund.

During the current fiscal period, International Select’s Board of Directors approved the removal of Hansberger Global Investors, Inc. (“Hansberger”) as a sub-adviser for the Fund, effective as of the close of business on June 21, 2013. The assets managed by Hansberger were reallocated to NAM, Altrinsic and Lazard.

NAM, Altrinsic, Hansberger and Lazard are collectively the “Sub-Advisers.”

Fund Information

International Select’s investment objective is long-term growth of capital. Under normal market conditions, the Fund invests primarily in equity securities of non-U.S. issuers that trade in U.S. or non-U.S. markets, depositary receipts representing shares of non-U.S. issuers, and exchange-traded funds (“ETFs”) and other investment companies that provide exposure to non-U.S. issuers. The Fund may invest in options, futures contracts, options on futures contracts and forward foreign currency exchanges contracts (“derivatives”) to manage market or business risk, enhance its return or hedge against adverse movements in currency exchange rates.

Tactical Market Opportunities’ investment objective is to earn a positive total return over a reasonable period of time, regardless of market conditions. Under normal market conditions, the Fund will seek to outperform the Merrill Lynch 3 Month Treasury Bill Index (the “Treasury Bill Index”) by 400 basis points, or 4%, on an annualized basis. The Fund seeks to outperform the Treasury Bill Index over a reasonable period of time, although there is no guarantee that it will be able to do so. The Fund seeks to achieve its objective by investing across the following asset classes: U.S., international and emerging market equity and debt securities (including high yield debt securities), commodities, currencies, high quality, short-term debt securities and money market funds. The Fund gains exposure to these asset classes by investing in derivative instruments and ETFs, and by investing directly in U.S. Treasury obligations, non-U.S. government obligations that have an investment grade rating from at least one rating agency and money market funds.

Tactical Market Opportunities will use derivative instruments such as options; futures contracts, including futures on equity and commodities indices, interest rate futures and currency futures; options on futures contracts; interest rate caps and floors; foreign currency contracts; options on foreign currencies; interest rate, total return, currency and credit default swaps; and options on the foregoing types of swap agreements. Derivatives may be entered into on established exchanges, either in the U.S. or in non-U.S. countries, or through privately negotiated transactions referred to as over-the-counter derivatives. In using derivatives, the Fund may take both long positions (the values of which move in the same direction as the prices of the underlying investment, pool of investments, index or currency) and short positions (the values of which move in the opposite direction from the price of the underlying investment, pool of investments, index or currency).

Investment Policy Changes

Effective December 14, 2012, Tactical Market Opportunities’ investment policies were updated to allow the Fund to invest directly in equity and debt securities in order to create custom baskets of securities. Tactical Market Opportunities may now gain exposure to the aforementioned asset classes

46	Nuveen Investments

(i) by investing in derivative instruments and ETFs (ii) by creating custom baskets of equity and debt securities, where each basket is designed to track the performance of a particular securities index (such as an industry, sector, country or region index) within certain parameters, and (iii) by investing directly in U.S. Treasury obligations, non-U.S. government obligations that have an investment grade rating from at least one rating agency and money market funds.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Fund Reorganization

Effective after the close of business on October 25, 2013, Nuveen International Fund (“International” or the “Acquired Fund”) was reorganized into International Select (the “Acquiring Fund”), (the “Reorganization”).

The Reorganization was approved by the shareholders of the Acquired Fund at a special meeting on October 18, 2013.

Upon the closing of the Reorganization, the Acquired Fund transferred all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. Shares of the Acquiring Fund were then distributed to shareholders of the Acquired Fund and the Acquired Fund was terminated. As a result of this transaction, shareholders of the Acquired Fund became shareholders of the Acquiring Fund and ceased to be shareholders of the Acquired Fund. Each Acquired Fund shareholder received Acquiring Fund shares with a total value equal to the total value of that shareholder’s Acquired Fund shares immediately prior to the closing of the Reorganization.

Details of the Reorganization is further described in Note 8 – Fund Reorganizations.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of the Funds for $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Nuveen Investments	47

Notes to Financial Statements (continued)

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange. These securities may represent a transfer from a Level 1 to a Level 2 security.

The ETFs in which the Funds invests are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Directors. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Exchange-traded options and futures contracts are generally classified as Level 1. Options traded in the over-the counter market are valued using an evaluated mean price and are generally classified as Level 2.

If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ net asset values (“NAV”) are determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Directors. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market

48	Nuveen Investments

quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

International Select	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$421,267,049	$672,384	$—	$421,939,433
Common Stock Rights	1,118	—	—	1,118
Master Limited Partnerships (MLP) & MLP Affiliates	908,172	—	—	908,172
Short-Term Investments:
Money Market Funds	24,826,723	—	—	24,826,723
U.S. Government and Agency Obligations	—	12,498,345	—	12,498,345
Derivatives:
Futures Contracts**	1,545,462	—	—	1,545,462
Total	$448,548,524	$13,170,729	$—	$461,719,253

Tactical Market Opportunities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Exchange-Traded Funds	$61,232,327	$—	$—	$61,232,327
Sovereign Debt	—	7,674,556	—	7,674,556
Short-Term Investments:
Money Market Funds	65,366,522	—	—	65,366,522
U.S. Government and Agency Obligations	—	7,598,964	—	7,598,964
Derivatives:
Futures Contracts**	(852,872)	—	—	(852,872)
Total	$125,745,977	$15,273,520	$—	$141,019,497
*	Refer to the Fund’s Portfolio of Investments for country classifications, industry classifications and breakdown of Common Stocks classified as Level 2, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for

Nuveen Investments	49

Notes to Financial Statements (continued)

administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, foreign currency exchange contracts, futures, options purchased, options written and swap contracts, when applicable, are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts are recognized as a component of “Change in net unrealized appreciation (depreciation) of foreign currency exchange contracts, futures, options purchased, options written and swap contracts, respectively” on the Statement of Operations, when applicable.

Investments in Derivatives

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

50	Nuveen Investments

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the investors account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the fiscal year ended October 31, 2013, the Funds used futures contracts as a means to efficiently gain exposure to a broad base of securities. International Select invested in equity and currency futures contracts, which were used as an overlay strategy to adjust the exposures created by the Fund’s multi-manager framework, so that the Fund overall had the desired exposures to key markets. The Fund’s long and short futures contracts were used to manage country and style exposures and implement various tactical market and hedging strategies. Tactical Market Opportunities invested in equity, interest rate and currency futures contracts, which were used to implement various absolute return, tactical market and hedging strategies.

The average notional amount of futures contracts outstanding during the fiscal year ended October 31, 2013, was as follows:

	International Select	Tactical Market Opportunities
Average notional amount of futures contracts outstanding*	$215,409,684	$173,340,869
*	The average notional amount is calculated based on the absolute aggregate value of outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following tables present the fair value of all futures contracts held by the Funds as of October 31, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure		Location	Value	Location	Value
International Select
Equity	Futures contracts	Receivable for variation margin on futures contracts*	$3,909,172	Payable for variation margin on futures contracts*	$(2,363,710)

Tactical Market Opportunities
Equity	Futures contracts	Receivable for variation margin on futures contracts*	$103,992	Payable for variation margin on futures contracts*	$(714,152)
Foreign Currency Exchange Rate	Futures contracts	Receivable for variation margin on futures contracts*	14,201	Payable for variation margin on futures contracts*	(34,125)
Interest Rate	Futures contracts	Receivable for variation margin on futures contracts*	306,284	Payable for variation margin on futures contracts*	(529,072)
Total			$424,477		$(1,277,349)
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments, and not the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.

Nuveen Investments	51

Notes to Financial Statements (continued)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts during the fiscal year ended October 31, 2013, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation Depreciation)
International Select	Equity	Futures Contracts	$15,787,311	$43,058
	Foreign currency exchange rate	Futures Contracts	(502,352)	(126,187)
Total			$15,284,959	$(83,129)

Tactical Market Opportunities	Equity	Futures Contracts	$(1,867,542)	$(779,121)
	Foreign currency exchange rate	Futures Contracts	101,673	(125,637)
	Interest Rate	Futures Contracts	(137,405)	(697,075)
Total			$(1,903,274)	$(1,601,833)

Options Transactions

The purchase of options and/or swaptions involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options and/or swaptions is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option and/or swaption, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options and/or Swaptions purchased, at value” on the Statement of Assets and Liabilities. When a Fund writes an option and swaption, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options and/or Swaptions written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option and/or swaption until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options and/or swaptions purchased during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of Options and/or Swaptions purchased” on the Statement of Operations. The changes in the value of options and/or swaptions written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of Options and/or Swaptions written” on the Statement of Operations. When an option and/or swaption is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from Options and/or Swaptions purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option and/or swaption has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option and/or swaption. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During fiscal year ended October 31, 2013, Tactical Market Opportunities invested in equity call and put options to generate return and manage the Fund.

The average notional amount of outstanding purchased and written options contracts during the fiscal year ended October 31, 2013, was as follows:

Tactical Market Opportunities
Average notional amount of outstanding purchased options contracts*	$3,100,000
Average notional amount of outstanding written options contracts*	2,080,740
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the amount of net realized gain (loss) recognized on options contracts during the fiscal year ended October 31, 2013, and the primary risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss)
Tactical Market Opportunities	Equity	Put options purchased	$(231,600)
	Equity	Call options written	(71,872)
Total			$(303,472)

52	Nuveen Investments

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	International Select
	Year Ended 10/31/13		Year Ended 10/31/12
	Shares	Amount	Shares	Amount
Shares issued in the Reorganization(1):
Class A	1,889,026	$20,192,967	—	$—
Class C	208,907	2,202,333	—	—
Class R3(2)	—	—	—	—
Class I	6,623,463	70,952,598	—	—
Shares sold:
Class A	121,592	1,187,354	66,016	563,315
Class C	16,654	159,896	7,481	64,823
Class R3(2)	—	—	—	—
Class I	3,789,821	36,355,329	8,648,794	74,865,921
Shares issued to shareholders due to reinvestment of distributions:
Class A	4,487	41,369	10,687	86,950
Class C	324	2,968	1,333	10,675
Class R3(2)	—	—	35	277
Class I	189,614	1,748,241	562,947	4,583,692
	12,843,888	132,843,055	9,297,293	80,175,653
Shares redeemed:
Class A	(183,863)	(1,761,734)	(119,700)	(1,027,486)
Class C	(9,152)	(87,070)	(18,141)	(155,798)
Class R3(2)	—	—	(1,554)	(12,245)
Class I	(17,797,058)	(176,428,915)	(26,733,722)	(230,058,005)
	(17,990,073)	(178,277,719)	(26,873,117)	(231,253,534)
Net increase (decrease)	(5,146,185)	$(45,434,664)	(17,575,824)	$(151,077,881)

(1)	Refer to Note 8 – Fund Reorganization for further details.
(2)	After the close of business on June 13, 2012, International Select liquidated all of its Class R3 Shares.

Nuveen Investments	53

Notes to Financial Statements (continued)

	Tactical Market Opportunities
	Year Ended 10/31/13		Year Ended 10/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,540,143	$17,207,933	6,181,689	$69,086,517
Class C	476,113	5,242,160	1,365,581	15,153,881
Class I	4,629,081	51,772,292	15,233,105	170,536,263
Shares issued to shareholders due to reinvestment of distributions:
Class A	48,593	542,276	20,431	225,355
Class C	3,683	40,811	1,961	21,516
Class I	195,863	2,188,285	96,689	1,069,791
	6,893,476	76,993,757	22,899,456	256,093,323
Shares redeemed:
Class A	(4,571,350)	(50,299,290)	(1,225,187)	(13,763,850)
Class C	(867,879)	(9,446,801)	(63,271)	(694,273)
Class I	(12,103,107)	(132,628,333)	(2,388,710)	(26,846,616)
	(17,542,336)	(192,374,424)	(3,677,168)	(41,304,739)
Net increase (decrease)	(10,648,860)	$(115,380,667)	19,222,288	$214,788,584

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended October 31, 2013, were as follows:

	International Select	Tactical Market Opportunities
Purchases:
Investment securities	$343,316,895	$151,852,065
U.S. Government and agency obligations	—	20,994,285

Sales and maturities:
Investment securities	470,457,915	127,005,950
U.S. Government and agency obligations	—	25,008,867

Transactions on options written for Tactical Market Opportunities during the fiscal year ended October 31, 2013, were as follows:

	Tactical Market Opportunities
	Number of contracts	Premiums Received
Outstanding, beginning of period	—	$—
Options written	4,850	32,238
Options terminated in closing purchase transactions	—	—
Options expired	(4,850)	(32,238)
Outstanding, end of period	—	$—

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

54	Nuveen Investments

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of October 31, 2013, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	International Select	Tactical Market Opportunities
Cost of investments	$397,406,662	$143,486,864
Gross unrealized:
Appreciation	$82,288,457	$1,239,562
Depreciation	(19,521,328)	(2,854,057)
Net unrealized appreciation (depreciation) of investments	$62,767,129	$(1,614,495)

Permanent differences, primarily due to foreign currency reclassifications, federal taxes paid, investments in partnerships, dividend reallocation adjustments, distribution character reclassifications, return of capital distributions, nondeductible Reorganization expenses, Reorganization adjustments and investments in passive foreign investment companies, resulted in reclassifications among the Funds’ components of net assets as of October 31, 2013, the Funds’ tax year end, as follows:

	International Select	Tactical Market Opportunities
Capital paid-in	$1,403,757	$(672,035)
Undistributed (Over-distribution of) net investment income	789,300	(252,387)
Accumulated net realized gain (loss)	(2,193,057)	924,422

The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2013, the Funds’ tax year end, were as follows:

	International Select	Tactical Market Opportunities
Undistributed net ordinary income[1]	$10,066,901	$—
Undistributed net long-term capital gains	7,457,054	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended October 31, 2013 and October 31, 2012, was designated for purposes of the dividends paid deduction as follows:

2013	International Select	Tactical Market Opportunities
Distributions from net ordinary income[1]	$6,847,906	$2,049,542
Distributions from net long-term capital gains[2]	—	145,581
Return of capital	—	661,440

2012	International Select	Tactical Market Opportunities
Distributions from net ordinary income[1]	$7,954,055	$1,164,302
Distributions from net long-term capital gains	6,250,585	284,633
Return of Capital	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.
[2]

The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2013.

Nuveen Investments	55

Notes to Financial Statements (continued)

As of October 31, 2013, the Funds’ tax year end, Tactical Market Opportunities had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by the Fund, while the losses subject to expiration are considered short-term.

Tactical Market Opportunities
Not subject to expiration:
Short-term	$5,025,424
Long-term	1,159,363
Total	$6,184,787

During the Funds’ tax year ended October 31, 2013, International Select utilized capital loss carryforwards as follows:

International Select
Utilized capital loss carryforwards	$25,217,573

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers will be compensated for their services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	International Select Fund-Level Fee Rate	Tactical Market Opportunities Fund-Level Fee Rate
For the first $125 million	.8500%	.6000%
For the next $125 million	.8375	.5875
For the next $250 million	.8250	.5750
For the next $500 million	.8125	.5625
For the next $1 billion	.8000	.5500
For net assets over $2 billion	.7750	.5250

56	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2013, the complex-level fee rate for each of these Funds was as follows:

Fund	Rate
International Select	.2000%
Tactical Market Opportunities	.1723

The Adviser had contractually agreed to waive fees and/or reimburse other Fund expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed the percentage of the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

International Select	Temporary Expense Cap (Pre-Reorganization)	Temporary Expense Cap Expiration Date (Pre-Reorganization)	Temporary Expense Cap (Post-Reorganization)	Temporary Expense Cap Expiration Date (Post-Reorganization)
Class A Shares	1.49%	February 28, 2014	1.45%	October 31, 2015
Class C Shares	2.24%	February 28, 2014	2.20	October 31, 2015
Class I Shares	1.24%	February 28, 2014	1.20	October 31, 2015

Tactical Market Opportunities	Temporary Expense Cap	Temporary Expense Cap Expiration Date
Class A Shares	1.20%	February 28, 2014
Class C Shares	1.95	February 28, 2014
Class I Shares	0.95	February 28, 2014

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at anytime at the Adviser’s discretion.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enable directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Nuveen Investments	57

Notes to Financial Statements (continued)

During the fiscal year ended October 31, 2013, Nuveen Securities, LLC. (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	International Select	Tactical Market Opportunities
Sales charges collected (Unaudited)	$7,381	$78,767
Paid to financial intermediaries (Unaudited)	6,635	73,893

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended October 31, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	International Select	Tactical Market Opportunities
Commission advances (Unaudited)	$1,905	$83,996

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended October 31, 2013, the Distributor retained such 12b-1 fees as follows:

	International Select	Tactical Market Opportunities
12b-1 fees retained (Unaudited)	$682	$88,857

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended October 31, 2013, as follows:

	International Select	Tactical Market Opportunities
CDSC retained (Unaudited)	$—	$13,545

8. Fund Reorganization

The Reorganization was structured to qualify as a tax-free reorganization under the Internal Revenue Code for federal income tax purposes, and the Acquired Fund’s shareholders will recognize no gain or loss for federal income tax purposes as a result. Prior to the closing of the Reorganization, the Acquired Fund distributed all of its net investment income and capital gains, if any. Such a distribution may be taxable to the Acquired Fund’s shareholders for federal income tax purposes.

The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Acquired Fund as of the date of the Reorganization, were as follows:

International
Cost of investments	$77,041,270
Fair value of investments	93,320,036
Net unrealized appreciation (depreciation) of investments	16,278,766

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

58	Nuveen Investments

For accounting and performance reporting purposes, the Acquiring Fund is the survivor. The shares outstanding, net assets and NAV per share immediately before and after the Reorganization are as follows:

Acquired Fund – Prior to Reorganization	Shares Outstanding	Net Assets	NAV per Share
International
Class A	1,685,218	$19,994,814	$11.86
Class C	196,731	2,202,333	11.19
Class R3	16,674	198,153	11.88
Class I	5,913,795	70,952,598	12.00

Acquiring Fund – Prior to Reorganization	Shares Outstanding	Net Assets	NAV per Share
International Select
Class A	402,112	$4,298,423	$10.69
Class C	80,800	851,813	10.54
Class I	34,068,873	364,957,366	10.71

Acquiring Fund – Post Reorganization	Shares Outstanding	Net Assets	NAV per Share
International Select
Class A(1)	2,291,138	$24,491,390	$10.69
Class C	289,707	3,054,146	10.54
Class I	40,692,336	435,909,964	10.71
(1)	Class R3 Shares of the Acquired Fund were converted into Class A Shares of the Acquiring Fund.

The beginning of the Acquired Fund’s current fiscal period was November 1, 2012. Assuming the Reorganization had been completed on November 1, 2012, the beginning of the Acquiring Fund’s current fiscal period, the pro forma results of operations for the fiscal year ended October 31, 2013, are as follows:

International Select
Net investment income (loss)	$3,787,497
Net realized and unrealized gains (losses)	94,052,750
Change in net assets resulting from operations	97,840,247

Because the combined investment portfolios for the Reorganization have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Statement of Operations for the Acquiring Fund since the Reorganizations were consummated.

In connection with the Reorganization, the Acquiring Fund incurred certain associated costs and expenses. Such amounts are recognized as “Reorganization expenses” on the Statement of Operations.

9. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

Nuveen Investments	59

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Mid-America Health System, Tech Town, Inc., a not-for-profit community development company and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	206
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	206
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, member and President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	206
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	206
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company; (2006-2013) retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	206

60	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	206
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	206
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) and CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	206
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	206
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	206

Nuveen Investments	61

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Interested Board Members:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	135
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	135

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	206
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	206
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	206
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	206

62	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	206
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	206
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	206
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	206
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	206
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	206
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	103

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	63

Annual Investment Management Agreement Approval Process (Unaudited)

The Board of Directors (each, a “Board” and each Director, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between (a) with respect to each Fund, the Adviser and Nuveen Asset Management, LLC (“Nuveen Asset Management”), (b) with respect to the Nuveen International Select Fund (the “International Fund”), the Adviser and Altrinsic Global Advisors, LLC (“Altrinsic”), and (c) with respect to the International Fund, the Adviser and Lazard Asset Management LLC (“Lazard”), and their periodic continuation. (Nuveen Asset Management, Altrinsic and Lazard are referred to collectively as the “Sub-Advisers” and the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements.”) Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Adviser and the Sub-Advisers (the Adviser and the Sub-Advisers are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Funds’ investment performance and consider an analysis provided by the Adviser of the Sub-Advisers which generally evaluated each Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Adviser with questions and the Adviser responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Adviser and the Sub-Advisers. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Adviser regarding, among other things, fund performance, fund expenses, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provides special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Adviser provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members visited certain of Nuveen Asset Management’s investment teams in Minneapolis in September 2012, and its municipal team in November 2012. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result

64	Nuveen Investments

of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the open-end fund product line.

In considering advisory services, the Board recognized that the Adviser provides various oversight, administrative, compliance and other services for the Funds and the Sub-Adviser(s) generally provide the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the investment team(s) of the applicable Sub-Adviser(s) and changes thereto, organization and history, assets under management, the investment team or teams’ philosophies and strategies in managing the Fund, developments affecting the Sub-Adviser(s) or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Adviser’s execution of its oversight responsibilities over the Sub-Advisers. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Adviser’s emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Adviser and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Adviser has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Adviser’s focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Adviser’s significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Adviser designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Adviser, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Adviser to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end Nuveen funds including, among other things, the development of a comprehensive strategic plan and the addition of members to the product strategy team; the commencement of various new funds; the removal of redemption fees for certain funds; the establishment of a working group to enhance the Adviser’s oversight of the disclosures pertaining to Nuveen’s products and services; the acceleration of monthly holdings disclosure for certain funds; and the development of a new share class for certain funds.

Nuveen Investments	65

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. In general, in considering a fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds, and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2012 as well as performance information reflecting the first quarter of 2013 (or for such shorter periods available for the Nuveen Tactical Market Opportunities Fund (the “Tactical Fund”), which did not exist for part of the foregoing time frame). This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified, in relevant part, the Performance Peer Groups of certain funds (including the International Fund) as having significant differences from the funds but to still be somewhat relevant, while the Performance Peer Groups of other funds were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. The Board also noted that open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

In considering the performance data for the Funds, the Independent Board Members noted that the Tactical Fund lagged its Performance Peer Group over various periods, performing in the fourth quartile for the one-year period and the third quartile for the three-year period. In addition, the International Fund lagged its peers and benchmarks over various periods. In this regard, such Fund performed in the fourth quartile and underperformed its benchmark for the one- and three-year periods, but performed in the second quartile and outperformed its benchmark for the five-year period.

As described above, for funds with challenged performance, the Board considered and discussed the factors contributing to the results. In this regard, the Board noted certain changes to the investment personnel and sub-advisers of the International Fund. The Board is encouraged by these steps and will continue to monitor management’s progress on these issues in general and for the International Fund, in particular, as well as any further steps proposed or taken to address performance issues. In light of the objective of the Tactical Fund and its performance compared to the benchmark, the Board will also continue to monitor the performance of this Fund.

66	Nuveen Investments

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratio in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio.

The Independent Board Members observed that the Funds had slightly higher net management fees than their respective peer averages, but net expense ratios that were below or in line with their respective peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have at least one sub-adviser, and therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser(s). In this regard, each Fund has an affiliated sub-adviser (i.e., Nuveen Asset Management) and, in addition, the International Fund has two non-affiliated sub-advisers (i.e., Altrinsic and Lazard). In general terms, the fee to the Adviser reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-adviser level, the fee generally reflects the portfolio management services provided by the sub-adviser(s). The Independent Board Members reviewed information regarding the nature of services provided by the Adviser, including through Nuveen Asset Management, and the range of fees and average fee that Nuveen Asset Management assessed for such services to other clients. Such other clients for Nuveen Asset Management include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members further noted that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

With respect to the International Fund, in considering the fees of Altrinsic and Lazard, the Independent Board Members also considered the pricing schedule or fees that each such Sub-Adviser charges for other clients. The Independent Board Members further noted that the fees paid to such Sub-Advisers for their sub-advisory services were at or below the low end of their fee schedule or of their average fees earned. The Independent Board Members also noted that the International Fund’s sub-advisory fees to Altrinsic and Lazard were the result of arm’s-length negotiations.

Nuveen Investments	67

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Adviser’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to Nuveen Asset Management, the Independent Board Members reviewed such Sub-Adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Similarly, with respect to Altrinsic and Lazard, the Independent Board Members also considered such Sub-Advisers’ revenues, expenses and profitability margins for their advisory activities with the International Fund. Based on their review, the Independent Board Members were satisfied that each Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end of 2010, the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

68	Nuveen Investments

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Funds’ portfolio transactions are determined by the applicable Sub-Adviser(s). Accordingly, the Independent Board Members considered that each Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the portfolio transactions of the applicable Fund(s). With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Nevertheless, a Sub-Adviser may also engage in soft dollar arrangements on behalf of other clients, and a Fund as well as such Sub-Adviser may benefit from the research or other services received. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Sub-Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of such Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with a Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	69

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index: The BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Dow Jones Industrial Average Index: A price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Emerging Markets Index: An unmanaged index considered representative of stocks of developing countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Japan Index: A capitalization-weighted index, adjusted for free float. The index is designed to reflect the sectoral diversity of the Japanese equity markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Lipper International Multi-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper International Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Flexible Portfolio Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Portfolio Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

MSCI All Country World Investable Market Index (ex U.S.): The MSCI (Morgan Stanley Capital International) All Country World Investable Market Index (ex U.S.) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indexes comprising 24 developed and 21 emerging market countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

70	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Altrinsic Global Advisors, LLC

8 Sound Shore Drive

Greenwich, CT 06830

Lazard Asset Management

30 Rockefeller Plaza

57th Floor

New York, NY 10112-6300

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL 60606

Custodians

U.S. Bank National Association

Milwaukee, WI 53202

State Street Bank & Trust Company

Boston, MA 02111

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporation and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen International Select Fund	3.00%	100.00%
Nuveen Tactical Market Opportunities Fund	0.00%	16.00%

Foreign Taxes: Nuveen International Select Fund paid qualifying foreign taxes of $864,622 and earned $7,955,922 of foreign source income, during the fiscal year ended October 31, 2013. Pursuant to Section 853 of the Internal Revenue Code, Nuveen International Select Fund hereby designates $0.02 per share as foreign taxes paid, and $0.18 per share as income earned from foreign sources, for the fiscal year ended October 31, 2013. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	71

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $215 billion as of September 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-FQTII-1013P

Mutual Funds

Nuveen Equity Funds

For investors seeking the potential for long-term capital appreciation.

Annual Report October 31, 2013

Share Class / Ticker Symbol
Fund Name	Class A	Class B	Class C	Class R3	Class R6	Class I

Nuveen Large Cap Growth Opportunities Fund	FRGWX	FETBX	FAWCX	FLCYX	FLCFX	FIGWX
Nuveen Mid Cap Growth Opportunities Fund	FRSLX	FMQBX	FMECX	FMEYX	FMEFX	FISGX
Nuveen Small Cap Growth Opportunities Fund	FRMPX	—	FMPCX	FMPYX	—	FIMPX

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Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED MAY LOSE VALUE
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Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen Fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from their financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, recent events such as the Federal Reserve decision to slow down its bond buying program beginning in January of 2014 and the federal budget compromise that would guide government spending into 2015 are both positives for the economy moving forward. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Partisan politics in Washington D.C. with their troublesome outcome add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

December 23, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Large Cap Growth Opportunities Fund

Nuveen Mid Cap Growth Opportunities Fund

Nuveen Small Cap Growth Opportunities Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments.

Harold (Hal) Goldstein, Scott Mullinix, CFA, and James (Jim) Diedrich, CFA, are the portfolio managers for the Nuveen Large Cap Growth Opportunities Fund. Hal assumed portfolio management responsibilities in 2002. Scott and Jim have been on the management team for the Fund since 2006.

Jim, Hal and Scott are also the portfolio managers for the Nuveen Mid Cap Growth Opportunities Fund. Jim and Scott assumed portfolio management responsibilities in 2006. Hal has been on the management team of the Fund since 2005.

Rob McDougall, CFA, and Jon Loth, CFA, are the portfolio managers for the Nuveen Small Cap Growth Opportunities Fund. Rob assumed portfolio management responsibilities in 2004. Jon has been on the management team for the Fund since 2007.

On the following pages, the portfolio management teams for the Funds examine economic and equity market conditions, key investment strategies and the Funds’ performance for the twelve-month period ended October 31, 2013.

What factors affected the U.S. economy and the equity market during the twelve-month reporting period ended October 31, 2013?

During this reporting period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. The Fed also continued its monthly purchases of $40 billion of mortgage-backed securities and $45 billion of longer-term Treasury securities in an open-ended effort to bolster growth and promote progress toward the Fed’s mandates of maximum employment and price stability. At its June 2013 meeting, the Fed indicated that it believed downside risks to the economy had diminished since the autumn of 2012. Subsequent comments by Fed Chairman Ben Bernanke suggested that the Fed might begin to reduce, or taper, its asset purchase program later in 2013. However, in September 2013, the Fed surprised the market by announcing that it had decided to wait for more evidence that the progress it discerned in June was sustainable before it made any adjustments to the pace of the purchase program. At its October 2013 meeting, the central bank reiterated this decision and said that it expected to continue its “highly accommodative stance of monetary policy” for “a considerable time” after the purchase program ends and the economic recovery strengthens. Finally, in December of 2013, the Fed announced a decision to slow down its bond buying program beginning in January of 2014.

In the third quarter of 2013, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.8%, up from 2.5% for the second quarter of 2013, continuing the pattern of positive economic

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

growth for the tenth consecutive quarter. The Consumer Price Index (CPI) rose 1.0% year-over-year as of October 2013, while the core CPI (which excludes food and energy) increased 1.7% during the same period, staying within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Improvements in the labor markets continued to be slow, and unemployment remained above the Federal Reserve’s target of 6.5%. As of October 2013, the national unemployment rate was 7.3%, up from 7.2% in September 2013 but below the 7.9% reported in October 2012. The slight uptick in October’s number reflected the increase in federal employees furloughed due to the government shutdown that month. The housing market continued to deliver good news, as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 13.3% for the twelve months ended September 2013 (most recent data available at the time this report was prepared), the largest twelve-month percentage gain for the index since February 2006.

Early in this reporting period, the outlook for the U.S. economy was clouded by uncertainty about global financial markets and the outcome of the “fiscal cliff.” The tax consequences of the fiscal cliff situation were averted through a last-minute deal that raised payroll taxes, but left in place a number of tax breaks, including tax exemptions on municipal bond interest. However, lawmakers failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. This triggered a program of automatic spending cuts (or sequestration) that impacted federal programs beginning March 1, 2013. Although Congress later passed legislation that established federal funding levels for the remainder of fiscal 2013, the federal budget for fiscal 2014 continued to be debated. On October 1, 2013, the start date for fiscal 2014, the federal government shut down for 16 days until an interim appropriations bill was signed into law, funding the government at sequestration levels through January 15, 2014, and suspending the debt limit until February 7, 2014. Subsequent to the close of this reporting period, Congress preliminarily passed a federal budget deal that would guide government spending into 2015 and defuse the chances of another shutdown if it wins final passage. In addition to the ongoing political debate over federal spending, Chairman Bernanke’s June 2013 remarks about tapering the Federal Reserve’s asset purchase program touched off widespread uncertainty about the next step for the Fed’s quantitative easing program and about the potential impact on the economy and financial markets, leading to increased market volatility.

For much of the reporting period, low interest rates and a fairly benign macro environment caused U.S. investors to move out the risk spectrum, resulting in robust flows into U.S. equity funds. Leading U.S. stock market indexes, including the S&P 500® Index, the Dow Jones Industrial Average and the Russell 2000® Index, each hit all-time highs during the reporting period. The S&P 500® Index gained 27% during the reporting period. Sluggish global growth, muted global inflation and ongoing fiscal drag provided a backdrop for continued monetary policy actions outside the U.S. as well, which drove strong equity market advances globally. In Japan, newly elected Prime Minister Shinzo Abe articulated policies designed to reinvigorate Japan’s weak economy. Widespread optimism for his strategies led to a massive rally in the Japanese equity market, which was up 34% during this reporting period, according to MSCI. Elsewhere, the European Central Bank signaled an extended period of low rates while the U.K.’s Bank of England pursued its most aggressive monetary policy to date. Returns for developed markets outside the U.S. were very strong, as evidenced by the MSCI EAFE Index’s advance of 26% for the reporting period. In emerging market countries, which are more dependent on global growth and commodity prices, stocks significantly lagged developed markets with a 6% return during this reporting period, according to the MSCI Emerging Market Index.

Nuveen Large Cap Growth Opportunities Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2013. The Fund’s Class A Shares at net asset value (NAV) slightly outperformed the Russell 1000® Growth Index, but underperformed the Lipper classification average during the twelve-month period.

6	Nuveen Investments

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies that have market capitalizations of $5 billion or greater at the time of purchase. We start by identifying what we believe are exceptional growth companies with open-ended growth prospects, outstanding financial characteristics and solid management teams. From that highly selective group, we invest in companies where our expectations for earnings growth exceed consensus expectations. For each Fund holding, we develop a proprietary growth thesis. When the growth thesis is validated, we hold or buy more; however, when our growth thesis is not validated, we sell the holding. Although we made individual position changes during the reporting period, our underlying investment strategy remained consistent.

During the reporting period’s significant stock market advance, the Fund experienced strong absolute returns as our stock selection helped it to slightly outpace the Russell 1000® Growth Index. Also, the Fund’s orientation toward exceptional growth companies (higher quality names with higher growth rates and, therefore, higher valuations) proved helpful. Companies with higher growth rates were in favor throughout the reporting period. During the first six months of the reporting period, lower quality companies performed better as investors flocked to these stocks because of the highly accommodative Fed and the moderately improving economic backdrop. However, higher quality names came back into favor during the second half of the reporting period after interest rates started rising in reaction to the Fed’s tapering discussion. The Fund’s sector weights did not meaningfully impact performance.

In aggregate, stock selection was strongest in technology, which was noteworthy because the sector was the worst performing area within the Russell benchmark during the reporting period. Outperformance in technology was led by a position in LinkedIn, Inc., the leading online social network for the world’s professionals to manage and share their work-related identities. The company continued to produce a strong underlying core growth rate as human resource professionals increasingly used the service for recruitment. At the same time, the market began to recognize the opportunity for future strong advertising revenues from LinkedIn’s mobile social advertising platform. Also, our positions in two leading credit card companies in the technology sector outperformed during the reporting period: MasterCard Inc. and Visa Inc. Both of these firms (and to a lesser extent, other Fund outperformers such as American Express Company and Alliance Data Systems Corporation) benefited from the global secular trend of credit and debit cards taking market share away from cash and check transactions. We believe this growing trend, as well as the slowly improving global economic backdrop, will likely continue to benefit these companies as transaction growth remains robust. In addition, several emerging growth software companies aided the Fund’s results. The first two holdings, NetSuite Inc. and ServiceNow, benefited from the expanding migration of companies toward more economical, off-premise cloud technology and away from on-premise hardware and software. NetSuite, which sells application software to help firms run their businesses using cloud-based technology, continued to produce strong revenue and earnings growth. At the same time, it benefited from an expansion of its core product line, which is helping to increase its reach within enterprises. ServiceNow, which helps businesses automate and manage their IT services in the cloud, was also a top performer as its earnings soundly beat analysts’ estimates. In addition, the Fund was rewarded for its position in Splunk Inc., a company that enables enterprises to collect and analyze the machine data generated by their technology infrastructure in order to improve the efficiency of their IT systems. The company’s stock price advanced as it continued to attract new customers, develop innovative new products, improve revenue and offer strong forward looking guidance.

The Fund’s top individual contributor during the reporting period was Gilead Sciences Inc., a biotechnology and pharmaceutical company. Gilead Sciences’ stock price advanced strongly, while investors gained more confidence in the long-term nature of its pipeline from its strong core HIV business and its new Hepatitis C line.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

In the consumer discretionary sector, leading on-line travel agency priceline.com Inc. continued to perform well during the reporting period, posting robust top-line growth. Priceline.com gained market share in Europe despite that region’s slow growth, while overcoming concerns about more expensive advertising and competitive pressures. Also, the stock price of leading coffeehouse chain Starbucks Corporation continued its steady upward march during the reporting period. Investors increasingly recognized that the company has a number of growth drivers in terms of both geographic expansion and additional offerings. Starbucks continued to benefit from strong same-store sales and its acquisition of La Boulange, which may help jump-start its new bakery initiative. In addition, lower coffee input costs helped the company improve its margins.

The Fund experienced success within the energy sector from its position in Pioneer Natural Resources Co., an oil-focused exploration and production company. Pioneer owns attractive asset positions predominantly in a highly productive region in Texas and New Mexico called the Permian Basin. The company has been able to increase production in its shale oil and gas fields through advanced extraction techniques, leading to robust future growth prospects.

A few stock selection challenges offset some of the above-mentioned successes and contributed to the Fund’s shortfall versus the Lipper average. One of the Fund’s long-term success stories in the technology sector, smart phone and tablet developer Apple Inc., was the biggest detractor. Although Apple continued to be profitable and generate significant free cash flow, it stopped gaining market share within the smart phone industry. Apple’s stock price corrected as investors debated its short- and long-term growth trends in the face of the maturing penetration of smart phones in developed markets and competitive shifts within the industry. We significantly reduced the Fund’s Apple exposure to an underweight during the reporting period. Also, our holding in Rackspace Hosting Inc., a cloud-computing and web-hosting company, proved disappointing after its revenue fell short of expectations. Investors grew concerned over its future growth rate as the company’s current business model transition to the cloud has been at a slower pace than anticipated. With our growth thesis for Rackspace Hosting called into question, we eliminated this holding from the Fund.

In the financial sector, the Fund experienced underperformance from cell phone tower provider American Tower Corporation, which is structured as a real estate investment trust (REIT). The company’s more stable, bond-like nature caused it to suffer, along with the rest of the REIT industry, when interest rates increased. Because we believe there is nothing fundamentally wrong with the company, we continue to own an overweight position in American Tower.

Within the health care sector, a couple of issues related to the Affordable Care Act (ACA) weighed on Express Scripts Holding Company, the nation’s leading prescription benefit manager. Early in the reporting period, Express Scripts experienced its stock price drop precipitously after completing a major merger, while providing preliminary 2013 guidance that was deliberately ambiguous because of the uncertainty surrounding the impact of the ACA on its subscriber base. Its stock remained under pressure as an increasing number of employers pushed retirees and current employees out of employer-sponsored insurance and to the ACA exchanges. Because of the ongoing questions surrounding our original growth thesis with Express Scripts, we sold out of the Fund’s position.

Home builder Lennar Corporation, which we bought and then subsequently sold during the reporting period, was also a detractor. We initially purchased this more cyclical holding to participate in the improving housing industry. In hind sight, our timing was not optimal as the interest rate environment changed drastically given the Fed’s tapering discussion shortly after our purchase. We sold the Fund’s position in Lennar given the short-term impact that rising rates had on company fundamentals and the uncertainty over what higher interest rates might do in the future.

8	Nuveen Investments

We remained focused on searching for new emerging growth opportunities that have strong potential as future industry leaders. To that end, we invested the proceeds from the above-mentioned sales into several exciting new prospects including: on-line business review site Yelp Inc.; advertiser-supported internet radio provider Pandora Media Inc.; and travel review web site TripAdvisor, Inc.

Nuveen Mid Cap Growth Opportunities Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2013. The Fund’s Class A Shares at net asset value (NAV) underperformed the Russell Midcap® Growth Index and the Lipper classification average during the twelve-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund pursues a long-term capital appreciation strategy by investing primarily in the common stocks of companies that have market capitalizations between approximately $699 million and $19.2 billion at the time of purchase. We start by identifying what we believe are exceptional growth companies with open ended growth prospects, outstanding financial characteristics and solid management teams. From that highly selective group, we invest in companies where our expectations for earnings growth exceed consensus expectations. For each Fund holding, we develop a proprietary growth thesis. When the growth thesis is validated, we hold or buy more; however, when our growth thesis is not validated, we sell the holding. Although we made individual position changes during the reporting period, our underlying investment strategy remained consistent.

The Fund’s stock selection in the consumer discretionary sector accounted for much of the shortfall versus the Russell benchmark and Lipper average. The first such example was Tesla Motors, a developer and manufacturer of high-tech electric luxury vehicles. Although the company is not a large weight in the index, its stock advanced dramatically after reporting a first-ever profit in the first quarter of 2013. Likewise, leading internet television network Netflix Inc., while not a large index component, advanced significantly during the reporting period. Netflix continued to benefit as it posted higher-than-expected growth for its subscription video streaming service. Ulta Salon Cosmetics, a leading beauty retailer for cosmetics, fragrance, haircare and skincare products, was another detractor. Early in the reporting period, the Fund had an overweight position in this stock; however, we sold it after two of its top executives resigned, because a strong management team is part of our “exceptional growth company” mandate. However, Ulta’s stock continued to advance as the company produced favorable results and quickly replaced its CEO by mid-summer. In addition, two other longer term success stories in the retail segment fell short of expectations. PetSmart Inc., a large specialty retailer of products and services for pets, underperformed as its growth rate was not as high as anticipated. In addition to a slowdown in sales and earnings, PetSmart announced the retirement of its long-time CEO and a subsequent management reshuffle. However, we continued to own PetSmart because we believe the longer term drivers for improving earnings were still in place. We sold out of the Fund’s other retail underperformer, Dicks Sporting Goods. Dicks Sporting did not meet earnings expectations for several quarters because of weather-related issues and overall weakness in the retail sector. The Fund did have one bright spot in the discretionary sector, leading on-line travel agency priceline.com Inc. The company continued to execute well during the reporting period, posting robust, top-line growth. Priceline.com gained market share in Europe despite that region’s slow growth, while overcoming concerns about more expensive advertising and competitive pressures.

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

Results within the health care sector were mixed, while our stock selection in aggregate was positive, the Fund’s overweight to medical equipment and corresponding underweight to biotechnology/pharmaceuticals was a significant drag on results. The medical equipment industry within the health care sector advanced 23% during the reporting period, while the biotech/pharma group rose nearly 50%. Our favorable stock selection included two biotech/pharma companies, Regeneron Pharmaceuticals Inc. and Onyx Pharmaceuticals Inc. Regeneron reported strong results during the reporting period. Onyx, which develops drugs to combat cancer, benefited from a buyout offer from Amgen during the summer that was completed by the end of the reporting period. Underperformance within the Fund included: IDEXX Laboratories Inc., which manufactures and distributes diagnostic equipment for veterinarians, and Alexion Pharmaceuticals Inc., which focuses on the discovery and development of biologics that target ultra-rare diseases. In the case of IDEXX Laboratories, money flowed away from this high quality, high valuation stock after the company reported earnings that were in line, while other similar firms were reporting earnings that exceeded expectations. We sold the Fund’s position in IDEXX Laboratories. The stock price of Alexion Pharmaceuticals also came under pressure, despite the company’s strong earnings. The U.K.’s universal health care system debated plans to discontinue payment for this company’s extremely expensive treatments, or force it to lower pricing. We sold out of the Fund’s position in Alexion Pharmaceuticals during this uncertainty and then bought it back after the situation was favorably resolved.

Stock selection was strongest within the technology sector. The Fund’s outperformers included emerging growth companies focused on the internet or cloud-based technology that benefited at the expense of legacy technology. Outperformance was led by a position in LinkedIn, Inc., the leading online social network for the world’s professionals to manage and share their work-related identities. The company continued to produce a strong underlying core growth rate as human resource professionals increasingly used the service for recruitment. At the same time, the market began to recognize the opportunity for future strong advertising revenues from LinkedIn’s mobile social advertising platform. In addition, the Fund was rewarded for its position in Splunk Inc., a company that enables enterprises to collect and analyze the machine data generated by their technology infrastructure in order to improve the efficiency of their IT systems. The company’s stock price advanced as it continued to attract new customers, develop innovative new products, improve revenue and offer strong forward looking guidance. The Fund also benefited from its position in FleetCor Technologies Inc., a provider of customized payment solutions for small fleet operators in the U.S. and overseas. The company continued to show superior execution as it expanded overseas and increased the usage of its payment cards. FleetCor’s subsequent increase in profitable market share has led to upward revisions in earnings estimates. Pandora Media, the market leader in providing advertiser-supported internet radio, also performed well. The company made significant progress toward better monetizing its users by reducing the gap between its share of listening hours and its share of radio advertising dollars. Pandora also made strong gains in market share within the overall radio market as more listeners continued to shift from traditional to internet radio.

Within the financial sector, the Fund’s lack of exposure to real estate investment trusts (REITs) compared to the benchmark’s 3.4% weight was helpful. Particularly in the second half of the reporting period, the entire REIT segment was negatively impacted by the Fed’s discussion of tapering and the ensuing increase in long-term interest rates. We viewed REITs as overvalued as money had previously flowed into the segment due to its defensive characteristics and yield. The Fund also benefited from our well-timed purchase of Moody’s Corporation, a leading credit ratings provider. We bought this growth company with a solid business model early in the reporting period when its stock price was unusually depressed based on regulatory and legal concerns facing the entire rating industry. After our purchase, these concerns lifted and Moody’s stock price subsequently rose. In addition, investment management firm Affiliated Managers Group Inc. was another outperformer for the Fund. The company, which owns stakes in a number of private equity, asset management and hedge fund firms, benefited from the solid performance of its fund line-up and some of the strongest money flows in the money management industry.

10	Nuveen Investments

Although overall stock selection in consumer staples was negative, the Fund had one strong performer: Nu Skin Enterprises. This leading developer and marketer of anti-aging skincare products and nutritional supplements saw its stock price revalued upward as it reported stronger-than-expected earnings, revenues and margins and raised forward-looking guidance. Nu Skin is also benefiting from news of a new weight control product line that should launch around year end. Finally, within energy, the Fund’s position in Core Laboratories N.V. outpaced the strong performance of the overall sector due to several favorable earnings reports during the reporting period. Core Laboratories acts as a consultant to energy and production companies worldwide, offering proprietary reservoir description, production enhancement and reservoir management services. The company has continued to post consistent growth, driven by the expansion of global drilling into new deep water regions and oil shales worldwide.

We remained focused on searching for exceptional growth companies that have the potential to become future industry leaders. At the same time, we continued to shift the Fund’s holdings away from more defensive, stable companies and toward more emerging growth areas. To that end, the Fund ended the reporting period with no exposure to utilities, telecommunication services or REITs, and an underweight to the consumer staples sector. In technology, we added to the Fund’s exposure in the emerging internet and cloud-computing areas, while selling holdings from the legacy technology category. Recent purchases included: Yelp Inc., an on-line business review site; ServiceNow, a cloud-based software company that automates enterprise IT operations; Workday, Inc., a provider of enterprise cloud-based applications for human resources and finance; and TripAdvisor, Inc., which runs a travel review web site. We also added slightly to the Fund’s financial exposure via two new positions that stand to benefit when the Fed ends its quantitative easing campaign and interest rates continue to rise from current levels. These additions included TD Ameritrade Holding Corporation, a leading discount brokerage company that has consistently gained market share over the years, and CBOE Holdings Inc., a derivatives exchange company. Finally, we sold a long-term favorite from the Fund, wireless tower operator SBA Communications Corporation, due to our shift away from defensive, stable companies.

Nuveen Small Cap Growth Opportunities Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2013. The Fund’s Class A Shares at net asset value (NAV) outperformed the Lipper classification average, but trailed slightly relative to the Russell 2000® Growth Index during the twelve-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund pursues a long-term capital appreciation strategy by investing primarily in equity securities of companies with market capitalizations of less than $3 billion at the time of purchase. The investment process employed in the management of the Fund seeks to exploit secular growth trends that we believe will provide an investment tailwind to above-average growth that should transcend the business cycle over the longer term. Importantly, our process also emphasizes a valuation discipline designed to find attractive investment opportunities that should benefit from multiple expansion when particular investment catalysts become evident in the marketplace. The Fund’s portfolio typically features investments in high quality companies with attractive or improving margin profiles, generally healthy balance sheets and prospects for above-average revenue and earnings growth.

Nuveen Investments	11

Portfolio Managers’ Comments (continued)

The performance of small-cap stocks during the reporting period was remarkably strong, driven by continued indications of stability and growth in the domestic economy, coupled with the Fed’s expressed intention of continuing monetary stimulus into the early stages of 2014. The Fed’s open-market purchases appear to be having the desired effect of lowering unemployment, stimulating the housing market and, therefore, boosting consumer confidence; however, the anticipation of an eventual tapering of the stimulus program may ultimately bring security valuation back into focus as a factor in relative investment performance. As price momentum has been the predominant factor associated with excess returns over the past year, our strategy of coupling secular investment themes with security valuation has generally kept pace with the Russell 2000® Growth Index, while outperforming our Lipper classification average. Also, we are encouraged with the outlooks provided by the companies held in the Fund following the reporting of calendar third-quarter earnings.

Security selection within the energy sector was the most positive contributor to the Fund’s relative performance and was derived from both the energy services and production subsectors. The Fund’s energy services holdings were concentrated among higher margin equipment names such as Dril-Quip Inc. and Lufkin Industries Inc. that benefited as firm oil prices drove strong production activity and rising margins. The former of these is a leading manufacturer of sub-sea wellheads used in offshore production that has provided several positive quarterly updates highlighted by strong backlog activity and gradually expanding operating margins. Lufkin Industries is a leading provider of on-shore artificial lift equipment that was acquired by General Electric Co. for a significant premium in April 2013. The Fund also benefited through its holdings of Oasis Petroleum Inc. and Diamondback Energy Inc., which operate in the Williston Basin and Permian Basin, respectively. Both companies announced acreage and mineral rights transactions during the third quarter of 2013 that were well received by investors.

The Fund’s financial sector holdings also contributed positively to relative performance. In general, the Fund’s overweight position in regional banks and underweight position in real estate investment trusts (REITs) was additive to performance as rising long-term interest rates tend to benefit the earnings of asset-sensitive banks, while reducing the relative attractiveness of dividend yield plays. Shares of Home BancShares Inc., an Arkansas-based regional bank with significant exposure to the Florida market, performed well during the reporting period due to a combination of solid quarterly execution and the announcement of a highly accretive acquisition, Liberty Bancshares Inc. Additionally, shares of East West Bancorp Inc., the largest U.S.-based bank focused on the Chinese-American community, rose throughout the reporting period as the bank posted results consistently better than expectations. Finally, shares of Evercore Partners Inc. performed well as the company continued to take market share in the mergers and acquisition advisory business from larger, diversified capital markets firms.

The consumer discretionary sector also provided a lift to the Fund’s relative performance, most notably by our holding in Brunswick Corporation. This manufacturer of marine engines, boats and fitness equipment showed strong performance as it benefited from share gains in the boating industry. Additionally, shares of Caribou Coffee Company Inc., a smaller-sized coffee company that was building a regional retail concept of coffee houses as well as supplying coffee to grocery and retail chains, announced that it would be purchased by a German private equity firm for a significant premium.

The most significant detractor to the Fund’s relative performance was stock selection in the information technology sector. Shares of LogMeIn Inc., the market’s leading remote connection and troubleshooting provider for cloud-based services, fell significantly after the company posted solid fourth quarter 2012 results, but guided to revenue growth for calendar 2013 that was considerably below investors’ expectations. The Fund’s position in Fortinet Inc., a leading provider of network security hardware appliances, was also under pressure. The company pre-released disappointing

12	Nuveen Investments

first-quarter results due to a shift in carrier spending behavior, macroeconomic weakness in Latin America and Europe as well as disruptions associated with a product transition. Additionally, shares of Silicon Laboratories Inc., a mixed signal analog semiconductor design firm, performed poorly in the first half of calendar 2013 as the company struggled with a faster-than-anticipated run-off of legacy modem and FM tuner business. Silicon Laboratories shares were further pressured after the company disclosed an expected earnings dilution from its acquisition of microcontroller design firm Energy Micro AS in June 2013.

While the Fund’s weighting in the information technology sector is generally in line with that of the benchmark Russell 2000® Growth Index, we have shifted from the more cyclical groups such as semiconductors and communications equipment toward companies providing software-as-a-service solutions and internet service offerings and continue to evaluate names that meet our growth and valuation criteria. With the financial sector, we remain close to the benchmark weight in the group, with overweight exposure to regional banking and capital markets with no U.S. REIT exposure. Lastly, in the health care sector, we continue to position the group for secular growth in the medical devices and biotechnology groups that we believe may likely benefit from new product development and not be negatively impacted during the apparently troubled implementation phase of the Affordable Care Act.

Nuveen Investments	13

Risk Considerations

Mutual fund investing involves risk; principal loss is possible.

Nuveen Large Cap Growth Opportunities Fund

Equity investments, such as those held by the Fund, are subject to market risk, active management risk, and growth stock risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Diversification does not assure a profit or protect against a loss in a declining market. The use of derivatives involves additional risk and transaction costs.

Nuveen Mid Cap Growth Opportunities Fund

Equity investments are subject to market risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Investments in small- and mid-cap companies are subject to greater volatility. The use of derivatives involves additional risk and transaction costs. The Fund’s ability to invest in initial public offerings (IPOs) involves a higher degree of risk than more seasoned companies.

Nuveen Small Cap Growth Opportunities Fund

Equity investments are subject to market risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Investments in small- and mid-cap companies are subject to greater volatility. The use of derivatives involves additional risks and transactions costs. The Fund’s ability to invest in initial public offerings (IPOs) involves a higher degree of risk than more seasoned companies. Small cap stocks involve substantial risk.

14	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following six pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Growth Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2013

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	28.39%	16.23%	7.75%
Class A Shares at maximum Offering Price	21.00%	14.86%	7.12%
Russell 1000® Growth Index*	28.30%	17.51%	7.70%
Lipper Large-Cap Growth Funds Classification Average*	29.24%	15.72%	7.06%

Class B Shares w/o CDSC	27.38%	15.38%	6.96%
Class B Shares w/CDSC	22.38%	15.27%	6.96%
Class C Shares	27.43%	15.36%	6.95%
Class R3 Shares	28.07%	15.95%	7.50%
Class I Shares	28.69%	16.51%	8.03%

Cumulative
Since Inception**
Class R6 Shares	20.82%

Average Annual Total Returns as of September 30, 2013 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	17.64%	11.43%	7.83%
Class A Shares at maximum Offering Price	10.86%	10.12%	7.19%
Class B Shares w/o CDSC	16.75%	10.62%	7.04%
Class B Shares w/CDSC	11.75%	10.48%	7.04%
Class C Shares	16.75%	10.59%	7.02%
Class R3 Shares	17.34%	11.16%	7.58%
Class I Shares	17.92%	11.70%	8.10%

Cumulative
Since Inception**
Class R6 Shares	15.29%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.25%
Class B Shares	1.99%
Class C Shares	2.00%
Class R3 Shares	1.50%
Class R6 Shares	0.94%
Class I Shares	1.00%

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

**	Since inception returns for Class R6 Shares are from 2/28/13.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen Mid Cap Growth Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2013

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	30.27%	19.25%	9.94%
Class A Shares at maximum Offering Price	22.77%	17.84%	9.30%
Russell Midcap® Growth Index*	33.93%	20.32%	9.60%
Lipper Mid-Cap Growth Funds Classification Average*	32.81%	18.15%	8.69%

Class B Shares w/o CDSC	29.29%	18.35%	9.12%
Class B Shares w/CDSC	24.29%	18.25%	9.12%
Class C Shares	29.33%	18.36%	9.13%
Class R3 Shares	29.97%	18.95%	9.69%
Class I Shares	30.60%	19.54%	10.22%

Cumulative
Since Inception**
Class R6 Shares	20.12%

Average Annual Total Returns as of September 30, 2013 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	21.67%	13.82%	10.48%
Class A Shares at maximum Offering Price	14.67%	12.48%	9.83%
Class B Shares w/o CDSC	20.74%	12.97%	9.65%
Class B Shares w/CDSC	15.74%	12.84%	9.65%
Class C Shares	20.78%	12.97%	9.66%
Class R3 Shares	21.38%	13.53%	10.23%
Class I Shares	22.00%	14.11%	10.76%

Cumulative
Since Inception**
Class R6 Shares	17.06%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.30%
Class B Shares	2.05%
Class C Shares	2.05%
Class R3 Shares	1.55%
Class R6 Shares	0.96%
Class I Shares	1.05%

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

**	Since Inception returns for Class R6 Shares are from 2/28/13.

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen Small Cap Growth Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2013

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	39.22%	20.23%	7.41%
Class A Shares at maximum Offering Price	31.19%	18.81%	6.78%
Russell 2000® Growth Index*	39.84%	19.27%	9.14%
Lipper Small-Cap Growth Funds Classification Average*	37.41%	19.23%	8.71%

Class C Shares	38.17%	19.34%	6.61%
Class R3 Shares	38.86%	19.93%	7.18%
Class I Shares	39.55%	20.54%	7.67%

Average Annual Total Returns as of September 30, 2013 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	29.02%	14.06%	8.18%
Class A Shares at maximum Offering Price	21.58%	12.72%	7.54%
Class C Shares	28.02%	13.20%	7.37%
Class R3 Shares	28.65%	13.78%	7.94%
Class I Shares	29.32%	14.35%	8.44%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.70%	1.47%
Class C Shares	2.44%	2.22%
Class R3 Shares	1.94%	1.72%
Class I Shares	1.45%	1.22%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2014, so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 1.47%, 2.22%, 1.72% and 1.22% for Class A, Class C, Class R3 and Class I shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	21

Holding Summaries October 31, 2013

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Large Cap Growth Opportunities Fund

Fund Allocation1

Common Stocks	100.1%
Short-Term Investments	0.5%
Other[2]	(0.6)%

Portfolio Composition1

Internet Software & Services	8.2%
Software	7.1%
Media	6.7%
Specialty Retail	6.4%
IT Services	6.0%
Biotechnology	5.6%
Internet & Catalog Retail	5.2%
Computers & Peripherals	3.8%
Aerospace & Defense	3.7%
Chemicals	3.5%
Machinery	3.2%
Hotels, Restaurants & Leisure	3.2%
Food & Staples Retailing	3.0%
Pharmaceuticals	2.9%
Road & Rail	2.3%
Oil, Gas & Consumable Fuels	2.3%
Airlines	2.2%
Tobacco	2.1%
Capital Markets	1.8%
Health Care Technology	1.7%
Short-Term Investments	0.5%
Other[3]	18.6%

Top Five Common Stock Holdings1

Google Inc., Class A	4.2%
Apple, Inc.	3.8%
Gilead Sciences, Inc.	2.9%
MasterCard, Inc., Class A	2.4%
Visa Inc., Class A	2.4%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments.

3	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments and all industries less than 1.7% of net assets.

22	Nuveen Investments

Nuveen Mid Cap Growth Opportunities Fund

Fund Allocation1

Common Stocks	97.7%
Short-Term Investments	2.1%
Other[2]	0.2%

Portfolio Composition1

Specialty Retail	8.1%
Software	7.8%
Machinery	5.0%
Oil, Gas & Consumable Fuels	4.9%
Capital Markets	4.7%
Chemicals	4.6%
Electrical Equipment	3.9%
Internet Software & Services	3.8%
Pharmaceuticals	3.5%
Health Care Providers & Services	3.4%
Internet & Catalog Retail	3.2%
Textiles, Apparel & Luxury Goods	2.8%
Airlines	2.8%
Biotechnology	2.8%
IT Services	2.6%
Road & Rail	2.6%
Household Durables	2.5%
Electronic Equipment & Instruments	2.4%
Diversified Financial Services	2.4%
Energy Equipment & Services	2.1%
Hotels, Restaurants & Leisure	2.1%
Short-Term Investments	2.1%
Other[3]	19.9%

Top Five Common Stock Holdings1

Wynn Resorts Ltd	2.1%
PPG Industries, Inc.	2.0%
BorgWarner Inc.	2.0%
Dollar Tree Stores Inc.	1.7%
Rockwell Automation, Inc.	1.7%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments.

3	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments and all industries less than 2.1% of net assets.

Nuveen Investments	23

Holding Summaries October 31, 2013 (continued)

Nuveen Small Cap Growth Opportunities
Fund

Fund Allocation1

Common Stocks	94.9%
Short-Term Investments	3.9%
Other[2]	1.2%

Portfolio Composition1

Biotechnology	7.0%
Health Care Equipment & Supplies	6.3%
Software	5.6%
Internet Software & Services	5.5%
Semiconductors & Equipment	4.8%
Specialty Retail	4.3%
Oil, Gas & Consumable Fuels	4.1%
Health Care Providers & Services	4.0%
Communications Equipment	4.0%
Commercial Banks	3.2%
Aerospace & Defense	3.0%
Leisure Equipment & Products	2.9%
Capital Markets	2.8%
Machinery	2.8%
Household Durables	2.8%
Diversified Consumer Services	2.8%
Road & Rail	2.7%
Chemicals	2.7%
Construction & Engineering	2.7%
Food Products	2.6%
Short-Term Investments	3.9%
Other[3]	19.5%

Top Five Common Stock Holdings1

Micros Systems, Inc.	1.9%
Plantronics Inc.	1.8%
East West Bancorp Inc.	1.7%
Energy XXI Limited Bermuda	1.7%
Team Health Holdings Inc.	1.7%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments.

3	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments and all industries less than 2.6% of net assets.

24	Nuveen Investments

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Large Cap Growth Opportunities Fund

	Actual Performance						Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	R6 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	R6 Shares	I Shares
Beginning Account Value (5/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/13)	$1,163.50	$1,158.70	$1,159.10	$1,162.00	$1,165.60	$1,165.10	$1,018.85	$1,015.02	$1,015.12	$1,017.54	$1,020.72	$1,020.11
Expenses Incurred During Period	$6.87	$10.99	$10.88	$8.28	$4.86	$5.51	$6.41	$10.26	$10.16	$7.73	$4.53	$5.14

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.26%, 2.02%, 2.00%, 1.52%, 0.89% and 1.01% for Classes A, B, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	25

Nuveen Mid Cap Growth Opportunities Fund

	Actual Performance						Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	R6 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	R6 Shares	I Shares
Beginning Account Value (5/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/13)	$1,159.70	$1,155.20	$1,155.30	$1,158.30	$1,161.90	$1,161.00	$1,018.65	$1,014.72	$1,014.87	$1,017.39	$1,020.57	$1,019.91
Expenses Incurred During Period	$7.08	$11.30	$11.14	$8.43	$5.01	$5.72	$6.61	$10.56	$10.41	$7.88	$4.69	$5.35

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.30%, 2.08%, 2.05%, 1.55%, 0.92% and 1.05% for Classes A, B, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Small Cap Growth Opportunities Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (5/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/13)	$1,206.30	$1,201.30	$1,205.00	$1,207.50	$1,017.80	$1,014.06	$1,016.59	$1,019.11
Expenses Incurred During Period	$8.17	$12.26	$9.50	$6.73	$7.48	$11.22	$8.69	$6.16

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.47%, 2.21%, 1.71% and 1.21% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

26	Nuveen Investments

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen Large Cap Growth Opportunities Fund, Nuveen Mid Cap Growth Opportunities Fund, and Nuveen Small Cap Growth Opportunities Fund (each a series of the Nuveen Investment Funds, Inc., hereinafter referred to as the “Funds”) at October 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the Funds for the years ended October 31, 2011 and prior were audited by other independent auditors whose report dated December 28, 2011 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

December 27, 2013

Nuveen Investments	27

Portfolio of Investments October 31, 2013

Nuveen Large Cap Growth Opportunities Fund

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 129.1%

	COMMON STOCKS – 100.1%

	Aerospace & Defense – 3.7%

61,004	Boeing Company	$7,961,022

38,280	Precision Castparts Corporation	9,702,066

54,328	United Technologies Corporation	5,772,350
	Total Aerospace & Defense	23,435,438

	Airlines – 2.2%

291,546	Delta Air Lines, Inc., (2)	7,690,983

121,473	Ryanair Holdings PLC, Sponsored ADR, (2)	6,099,159
	Total Airlines	13,790,142

	Auto Components – 1.1%

69,754	BorgWarner Inc., (2)	7,193,730

	Automobiles – 1.0%

102,024	Harley-Davidson, Inc.	6,533,617

	Biotechnology – 5.6%

33,326	Biogen Idec Inc., (3)	8,137,876

61,831	Celgene Corporation, (3)	9,181,285

251,488	Gilead Sciences, Inc., (2), (3)	17,853,133
	Total Biotechnology	35,172,294

	Capital Markets – 1.8%

229,404	Charles Schwab Corporation, (2)	5,196,001

36,116	Goldman Sachs Group, Inc.	5,809,620
	Total Capital Markets	11,005,621

	Chemicals – 3.5%

72,390	Monsanto Company	7,592,263

43,482	PPG Industries, Inc.	7,938,944

72,336	W.R. Grace & Co., (3)	6,630,318
	Total Chemicals	22,161,525

	Computers & Peripherals – 3.8%

45,841	Apple, Inc.	23,945,046

	Consumer Finance – 1.5%

112,558	American Express Company	9,207,244

	Diversified Financial Services – 1.5%

106,211	JPMorgan Chase & Co.	5,474,115

28	Nuveen Investments

Shares	Description (1)	Value

	Diversified Financial Services (continued)

52,120	Moody’s Corporation	$3,682,799
	Total Diversified Financial Services	9,156,914

	Diversified Telecommunication Services – 0.9%

115,100	Verizon Communications Inc., (2)	5,813,701

	Energy Equipment & Services – 0.9%

63,260	Oceaneering International Inc.	5,432,769

	Food & Staples Retailing – 3.0%

93,290	Costco Wholesale Corporation	11,008,220

118,884	Whole Foods Market, Inc., (2)	7,505,147
	Total Food & Staples Retailing	18,513,367

	Health Care Providers & Services – 1.3%

51,197	McKesson HBOC Inc.	8,004,139

	Health Care Technology – 1.7%

22,011	AthenaHealth Inc., (2), (3)	2,938,689

135,469	Cerner Corporation, (2), (3)	7,590,328
	Total Health Care Technology	10,529,017

	Hotels, Restaurants & Leisure – 3.2%

122,681	Las Vegas Sands	8,614,660

137,955	Starbucks Corporation	11,181,253
	Total Hotels, Restaurants & Leisure	19,795,913

	Household Durables – 1.3%

147,176	Jarden Corporation, (3)	8,147,663

	Industrial Conglomerates – 1.4%

120,549	Danaher Corporation	8,690,377

	Internet & Catalog Retail – 5.2%

35,114	Amazon.com, Inc., (3)	12,782,549

11,464	NetFlix.com Inc., (3)	3,696,911

10,927	priceline.com Incorporated, (3)	11,515,200

52,195	TripAdvisor Inc., (2), (3)	4,317,048
	Total Internet & Catalog Retail	32,311,708

	Internet Software & Services – 8.2%

169,140	Facebook Inc., Class A, (3)	8,500,976

25,759	Google Inc., Class A, (3)	26,546,710

32,215	LinkedIn Corporation, Class A, (3)	7,205,529

254,646	Pandora Media, Inc., (2), (3)	6,399,254

37,779	Yelp Inc., (3)	2,559,527
	Total Internet Software & Services	51,211,996

Nuveen Investments	29

Portfolio of Investments October 31, 2013

Nuveen Large Cap Growth Opportunities Fund (continued)

Shares	Description (1)	Value

	IT Services – 6.0%

30,579	Alliance Data Systems Corporation, (2), (3)	$7,249,058

21,199	MasterCard, Inc., Class A	15,201,803

76,284	Visa Inc., Class A, (2)	15,002,774
	Total IT Services	37,453,635

	Leisure Equipment & Products – 0.9%

45,207	Polaris Industries Inc., (2)	5,919,857

	Life Sciences Tools & Services – 0.8%

20,943	Mettler-Toledo International Inc., (2), (3)	5,182,555

	Machinery – 3.2%

69,128	Cummins Inc.	8,780,639

87,202	Graco Inc., (2)	6,737,227

72,946	Wabtec Corporation	4,755,350
	Total Machinery	20,273,216

	Media – 6.7%

119,480	CBS Corporation, Class B	7,066,047

86,737	Discovery Communications Inc., Class A, (2), (3)	7,712,654

89,704	Liberty Global PLC, Class A, (3)	7,030,102

1,369,863	Sirius XM Radio Inc., (2)	5,164,384

122,307	The Walt Disney Company, (2)	8,389,037

191,726	Twenty-First Century Fox Inc., Class A, (2)	6,534,022
	Total Media	41,896,246

	Multiline Retail – 1.2%

125,606	Dollar Tree Stores Inc., (2), (3)	7,335,390

	Oil, Gas & Consumable Fuels – 2.3%

166,391	Cabot Oil & Gas Corporation	5,876,930

40,728	Pioneer Natural Resources Co.	8,340,280
	Total Oil, Gas & Consumable Fuels	14,217,210

	Pharmaceuticals – 2.9%

234,654	Bristol-Myers Squibb Company	12,324,028

183,212	Pfizer Inc.	5,620,944
	Total Pharmaceuticals	17,944,972

	Real Estate Investment Trust – 1.4%

108,012	American Tower Corporation (REIT)	8,570,752

	Road & Rail – 2.3%

81,383	J.B. Hunt Transport Services Inc.	6,106,167

69,888	Kansas City Southern Industries, (2)	8,492,790
	Total Road & Rail	14,598,957

30	Nuveen Investments

Shares	Description (1)	Value

	Semiconductors & Equipment – 1.0%

136,894	ARM Holdings PLC, Sponsored ADR, (2)	$6,460,028

	Software – 7.1%

132,740	Adobe Systems Incorporated, (3)	7,194,508

41,174	CommVault Systems, Inc., (3)	3,214,866

181,641	Microsoft Corporation	6,421,009

42,819	NetSuite Inc., (2), (3)	4,319,581

134,548	Salesforce.com, Inc., (2), (3)	7,179,481

96,957	ServiceNow Inc., (2), (3)	5,294,822

90,638	Splunk Inc., (3)	5,683,909

65,333	Workday Inc., Class A, (3)	4,891,482
	Total Software	44,199,658

	Specialty Retail – 6.4%

13,057	AutoZone, Inc., (2), (3)	5,675,747

126,280	CarMax, Inc., (2), (3)	5,933,897

65,302	Home Depot, Inc.	5,086,373

195,552	Lowe’s Companies, Inc.	9,734,579

104,551	TJX Companies, Inc.	6,355,655

97,506	Tractor Supply Company	6,957,053
	Total Specialty Retail	39,743,304

	Textiles, Apparel & Luxury Goods – 1.5%

59,472	Lululemon Athletica Inc., (2), (3)	4,106,542

31,134	Ralph Lauren Corporation, Class A	5,157,036
	Total Textiles, Apparel & Luxury Goods	9,263,578

	Tobacco – 2.1%

147,156	Philip Morris International	13,114,543

	Trading Companies & Distributors – 1.5%

34,870	W.W. Grainger, Inc., (2)	9,378,984
	Total Common Stocks (cost $424,704,982)	625,605,106

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 29.0%

	Money Market Funds – 29.0%

181,651,530	Mount Vernon Securities Lending Prime Portfolio, 0.177%, (4), (5)	$181,651,530
	Total Investments Purchased with Collateral from Securities Lending (cost $181,651,530)	181,651,530
	Total Long-Term Investments (cost $606,356,512)	807,256,636

Nuveen Investments	31

Portfolio of Investments October 31, 2013

Nuveen Large Cap Growth Opportunities Fund (continued)

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 0.5%

	Money Market Funds – 0.5%

3,377,345	First American Treasury Obligations Fund, Class Z, 0.000%, (4)	$3,377,345
	Total Short-Term Investments (cost $3,377,345)	3,377,345
	Total Investments (cost $609,733,857) – 129.6%	810,633,981
	Other Assets Less Liabilities – (29.6)%	(185,052,777)
	Net Assets – 100%	$625,581,204

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $177,218,350.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

ADR	American Depositary Receipt.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

32	Nuveen Investments

Portfolio of Investments October 31, 2013

Nuveen Mid Cap Growth Opportunities Fund

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 123.3%

	COMMON STOCKS – 97.7%

	Airlines – 2.8%

738,733	Delta Air Lines, Inc., (2)	$19,487,777

294,579	Ryanair Holdings PLC, Sponsored ADR	14,790,812
	Total Airlines	34,278,589

	Auto Components – 2.0%

232,780	BorgWarner Inc., (2)	24,006,601

	Automobiles – 1.4%

269,356	Harley-Davidson, Inc.	17,249,558

	Beverages – 0.7%

159,647	Monster Beverage Corporation, (3)	9,136,598

	Biotechnology – 2.8%

164,732	Alexion Pharmaceuticals Inc., (3)	20,253,799

48,413	Regeneron Pharmaceuticals, Inc., (2), (3)	13,923,579
	Total Biotechnology	34,177,378

	Building Products – 0.8%

227,064	Fortune Brands Home & Security, Inc.	9,781,917

	Capital Markets – 4.7%

88,996	Affiliated Managers Group Inc., (3)	17,571,370

247,476	Evercore Partners Inc., Class A	12,490,114

324,601	LPL Financial Holdings Inc.	13,224,245

514,370	TD Ameritrade Holding Corporation, (2)	14,021,726
	Total Capital Markets	57,307,455

	Chemicals – 4.6%

171,418	FMC Corporation	12,472,374

136,846	PPG Industries, Inc.	24,985,343

204,104	W.R. Grace & Co., (3)	18,708,173
	Total Chemicals	56,165,890

	Construction & Engineering – 1.2%

199,091	Chicago Bridge & Iron Company N.V.	14,750,652

	Consumer Finance – 0.7%

177,833	Discover Financial Services	9,225,976

	Diversified Financial Services – 2.4%

311,497	CBOE Holdings Inc.	15,107,604

Nuveen Investments	33

Portfolio of Investments October 31, 2013

Nuveen Mid Cap Growth Opportunities Fund (continued)

Shares	Description (1)	Value

	Diversified Financial Services (continued)

199,828	Moody’s Corporation, (2)	$14,119,846
	Total Diversified Financial Services	29,227,450

	Electrical Equipment – 3.9%

276,465	Ametek Inc.	13,223,321

189,687	Rockwell Automation, Inc., (2)	20,943,342

106,885	Roper Industries Inc., (2)	13,554,087
	Total Electrical Equipment	47,720,750

	Electronic Equipment & Instruments – 2.4%

248,168	Amphenol Corporation, Class A	19,925,409

112,935	Littelfuse, Inc., (2)	9,602,863
	Total Electronic Equipment & Instruments	29,528,272

	Energy Equipment & Services – 2.1%

55,776	Core Laboratories NV, (2)	10,442,383

182,659	Oceaneering International Inc.	15,686,755
	Total Energy Equipment & Services	26,129,138

	Food Products – 1.0%

187,757	Green Mountain Coffee Roasters Inc., (2), (3)	11,793,017

	Health Care Providers & Services – 3.4%

123,818	Henry Schein Inc., (3)	13,920,858

287,991	Team Health Holdings Inc., (3)	12,510,329

190,781	Universal Health Services, Inc., Class B	15,369,317
	Total Health Care Providers & Services	41,800,504

	Health Care Technology – 2.0%

35,299	AthenaHealth Inc., (2), (3)	4,712,769

352,783	Cerner Corporation, (2), (3)	19,766,431
	Total Health Care Technology	24,479,200

	Hotels, Restaurants & Leisure – 2.1%

155,618	Wynn Resorts Ltd, (2)	25,871,492

	Household Durables – 2.5%

329,135	Jarden Corporation, (3)	18,220,914

98,273	Mohawk Industries Inc., (3)	13,013,311
	Total Household Durables	31,234,225

	Internet & Catalog Retail – 3.2%

39,611	Netflix, Inc., (3)	12,773,755

12,603	priceline.com Incorporated, (3)	13,281,419

163,918	TripAdvisor Inc., (2), (3)	13,557,658
	Total Internet & Catalog Retail	39,612,832

34	Nuveen Investments

Shares	Description (1)	Value

	Internet Software & Services – 3.8%

127,483	Cornerstone OnDemand, Inc., (3)	$6,038,870

75,227	Criteo SA, Sponsored ADR, (3)	2,656,265

87,243	LinkedIn Corporation, Class A, (3)	19,513,642

493,272	Pandora Media, Inc., (2), (3)	12,395,925

85,595	Yelp Inc., (3)	5,799,061
	Total Internet Software & Services	46,403,763

	IT Services – 2.6%

63,893	Alliance Data Systems Corporation, (2), (3)	15,146,475

240,240	Gartner Inc., (3)	14,162,148

24,045	WEX Inc., (3)	2,244,601
	Total IT Services	31,553,224

	Leisure Equipment & Products – 1.5%

142,435	Polaris Industries Inc., (2)	18,651,863

	Machinery – 5.0%

212,802	Flowserve Corporation, (2)	14,783,355

151,085	Graco Inc., (2)	11,672,827

208,970	WABCO Holdings Inc., (3)	17,904,550

266,242	Wabtec Corporation	17,356,316
	Total Machinery	61,717,048

	Marine – 0.7%

97,031	Kirby Corporation, (3)	8,586,273

	Media – 1.4%

4,488,992	Sirius XM Radio Inc., (2)	16,923,500

	Multiline Retail – 1.7%

364,009	Dollar Tree Stores Inc., (2), (3)	21,258,126

	Oil, Gas & Consumable Fuels – 4.9%

463,285	Cabot Oil & Gas Corporation	16,363,226

343,349	Cobalt International Energy, Inc., (3)	7,969,130

107,990	Concho Resources Inc., (2), (3)	11,944,774

251,307	Diamondback Energy Inc., (3)	12,980,007

184,764	Gulfport Energy Corporation, (2), (3)	10,843,799
	Total Oil, Gas & Consumable Fuels	60,100,936

	Personal Products – 1.4%

142,576	Nu Skin Enterprises, Inc., Class A	16,671,412

	Pharmaceuticals – 3.5%

156,124	Jazz Pharmaceuticals, Inc., (2), (3)	14,166,692

483,645	Mylan Inc., (2), (3)	18,315,636

147,250	Salix Pharmaceuticals Limited, (3)	10,565,187
	Total Pharmaceuticals	43,047,515

Nuveen Investments	35

Portfolio of Investments October 31, 2013

Nuveen Mid Cap Growth Opportunities Fund (continued)

Shares	Description (1)	Value

	Road & Rail – 2.6%

178,754	J.B. Hunt Transport Services Inc.	$13,411,913

148,761	Kansas City Southern Industries, (2)	18,077,437
	Total Road & Rail	31,489,350

	Semiconductors & Equipment – 1.3%

349,780	ARM Holdings PLC, Sponsored ADR, (2)	16,506,118

	Software – 7.8%

120,454	Ansys Inc., (3)	10,533,702

308,254	Aspen Technology Inc., (3)	11,784,550

134,789	CommVault Systems, Inc., (3)	10,524,325

87,227	NetSuite Inc., (2), (3)	8,799,460

269,072	ServiceNow Inc., (2), (3)	14,694,022

262,171	Splunk Inc., (3)	16,440,743

80,984	Tableau Software Inc., Class A, (3)	4,977,277

67,230	Ultimate Software Group, Inc., (3)	10,385,690

110,722	Workday Inc., Class A, (3)	8,289,756
	Total Software	96,429,525

	Specialty Retail – 8.1%

44,990	AutoZone, Inc., (2), (3)	19,556,703

302,707	CarMax, Inc., (3)	14,224,202

301,013	GNC Holdings Inc., Class A	17,705,585

204,727	PetSmart Inc., (2)	14,895,936

266,770	Ross Stores, Inc.	20,634,659

167,848	Tractor Supply Company	11,975,955
	Total Specialty Retail	98,993,040

	Textiles, Apparel & Luxury Goods – 2.8%

103,808	Fossil Group Inc., (3)	13,177,388

159,535	Michael Kors Holdings Limited, (3)	12,276,218

57,687	Ralph Lauren Corporation, Class A	9,555,275
	Total Textiles, Apparel & Luxury Goods	35,008,881

	Thrifts & Mortgage Finance – 1.0%

208,438	Ocwen Financial Corporation, (3)	11,720,469

	Trading Companies & Distributors – 0.9%

41,993	W.W. Grainger, Inc.	11,294,857
	Total Common Stocks (cost $908,092,649)	1,199,833,394

36	Nuveen Investments

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 25.6%

	Money Market Funds – 25.6%

315,031,451	Mount Vernon Securities Lending Prime Portfolio, 0.177%, (4), (5)	$315,031,451
	Total Investments Purchased with Collateral from Securities Lending (cost $315,031,451)	315,031,451
	Total Long-Term Investments (cost $1,223,124,100)	1,514,864,845

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 2.1%

	Money Market Funds – 2.1%

26,102,023	First American Treasury Obligations Fund, Class Z, 0.000%, (4)	$26,102,023
	Total Short-Term Investments (cost $26,102,023)	26,102,023
	Total Investments (cost $1,249,226,123) – 125.4%	1,540,966,868
	Other Assets Less Liabilities – (25.4)%	(311,837,442)
	Net Assets – 100%	$1,229,129,426

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $307,240,928.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	37

Portfolio of Investments October 31, 2013

Nuveen Small Cap Growth Opportunities Fund

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 120.7%

	COMMON STOCKS – 94.9%

	Aerospace & Defense – 3.0%

34,625	Hexcel Corporation, (2)	$1,464,984

59,597	Orbital Sciences Corporation, (2), (3)	1,374,903
	Total Aerospace & Defense	2,839,887

	Auto Components – 1.4%

24,614	Tenneco Inc., (2)	1,306,265

	Biotechnology – 7.0%

36,865	Alkermes Inc., (2)	1,297,279

11,882	Alnylam Pharmaceuticals, Inc., (2)	684,522

17,472	Celldex Therapeutics, Inc., (2), (3)	400,284

34,311	Cepheid, Inc., (2), (3)	1,397,144

14,236	Cubist Pharmaceuticals Inc., (2)	882,632

27,053	ISIS Pharmaceuticals, Inc., (2), (3)	900,053

39,519	Myriad Genetics Inc., (2), (3)	963,473
	Total Biotechnology	6,525,387

	Capital Markets – 2.8%

23,276	Evercore Partners Inc., Class A, (3)	1,174,740

35,589	Stifel Financial Corporation, (2), (3)	1,457,370
	Total Capital Markets	2,632,110

	Chemicals – 2.7%

56,566	Chemtura Corporation, (2)	1,385,867

23,519	H.B. Fuller Company	1,125,855
	Total Chemicals	2,511,722

	Commercial Banks – 3.2%

57,110	Cathay General Bancorp.	1,406,619

48,349	East West Bancorp Inc., (3)	1,628,878
	Total Commercial Banks	3,035,497

	Commercial Services & Supplies – 1.1%

50,552	Interface, Inc.	1,023,678

	Communications Equipment – 4.0%

74,810	Aruba Networks, Inc., (2), (3)	1,403,436

47,102	Ixia, (2)	667,906

38,107	Plantronics Inc.	1,636,315
	Total Communications Equipment	3,707,657

38	Nuveen Investments

Shares	Description (1)	Value

	Construction & Engineering – 2.7%

38,833	MasTec Inc., (2), (3)	$1,241,491

46,856	MYR Group Inc., (2)	1,239,341
	Total Construction & Engineering	2,480,832

	Distributors – 1.0%

17,500	Pool Corporation	951,650

	Diversified Consumer Services – 2.8%

22,245	Capella Education Company, (2)	1,355,165

25,738	Grand Canyon Education Inc., (2)	1,216,635
	Total Diversified Consumer Services	2,571,800

	Electrical Equipment – 2.5%

10,177	Acuity Brands Inc.	1,022,890

57,279	Thermon Group Holdings Inc., (2)	1,346,629
	Total Electrical Equipment	2,369,519

	Electronic Equipment & Instruments – 2.5%

18,750	Coherent, Inc.	1,241,063

36,910	National Instruments Corporation, (3)	1,072,236
	Total Electronic Equipment & Instruments	2,313,299

	Energy Equipment & Services – 0.8%

5,979	Dril-Quip Inc., (2)	702,054

	Food Products – 2.6%

18,962	Annie’s Incorporated, (2), (3)	895,955

21,194	Treehouse Foods Inc., (2)	1,552,672
	Total Food Products	2,448,627

	Health Care Equipment & Supplies – 6.3%

19,128	Align Technology, Inc., (2), (3)	1,091,444

66,305	Endologix, Inc., (2)	1,198,131

27,429	Haemonetics Corporation, (2)	1,112,520

114,884	Nxstage Medical, Inc., (2)	1,524,511

39,232	Quidel Corporation, (2), (3)	969,030
	Total Health Care Equipment & Supplies	5,895,636

	Health Care Providers & Services – 4.0%

38,187	HealthSouth Corporation	1,340,746

80,824	Healthways Inc., (2), (3)	778,335

36,960	Team Health Holdings Inc., (2)	1,605,542
	Total Health Care Providers & Services	3,724,623

	Health Care Technology – 2.3%

7,464	AthenaHealth Inc., (2), (3)	996,519

54,840	HMS Holdings Corporation, (2), (3)	1,158,769
	Total Health Care Technology	2,155,288

Nuveen Investments	39

Portfolio of Investments October 31, 2013

Nuveen Small Cap Growth Opportunities Fund (continued)

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure – 2.5%

54,671	Del Frisco’s Restaurant Group Inc., (2)	$989,545

17,215	Red Robin Gourmet Burgers, Inc., (2)	1,311,439
	Total Hotels, Restaurants & Leisure	2,300,984

	Household Durables – 2.8%

41,688	La-Z-Boy Inc.	962,159

20,370	Meritage Homes Corporation, (2)	924,594

44,143	Tri Pointe Homes, Inc., (2), (3)	702,757
	Total Household Durables	2,589,510

	Internet Software & Services – 5.5%

70,897	Carbonite Inc., (2)	938,676

44,054	Constant Contact Inc., (2)	1,141,439

28,048	DealerTrack Technologies Inc., (2), (3)	1,046,190

55,584	Perficient, Inc., (2)	1,005,515

36,651	Web.com Group, Inc., (2), (3)	987,745
	Total Internet Software & Services	5,119,565

	IT Services – 1.4%

31,871	Heartland Payment Systems Inc., (3)	1,289,182

	Leisure Equipment & Products – 2.9%

25,830	Arctic Cat, Inc.	1,353,492

30,780	Brunswick Corporation, (3)	1,389,101
	Total Leisure Equipment & Products	2,742,593

	Machinery – 2.8%

30,106	Actuant Corporation, Class A	1,130,781

48,472	Altra Industrial Motion, Inc.	1,472,095
	Total Machinery	2,602,876

	Oil, Gas & Consumable Fuels – 4.1%

22,353	Diamondback Energy, (2)	1,154,533

55,503	Energy XXI Limited Bermuda, (3)	1,612,917

20,635	Oasis Petroleum Inc., (2), (3)	1,098,814
	Total Oil, Gas & Consumable Fuels	3,866,264

	Pharmaceuticals – 0.6%

54,140	Nektar Therapeutics, (2)	514,871

	Professional Services – 1.1%

42,740	TrueBlue Inc., (2), (3)	1,055,678

	Road & Rail – 2.7%

29,118	Con-Way, Inc.	1,199,662

61,284	Swift Transportation Company, Class A, (2), (3)	1,335,378
	Total Road & Rail	2,535,040

40	Nuveen Investments

Shares	Description (1)	Value

	Semiconductors & Equipment – 4.8%

78,371	MaxLinear, Inc., Class A, (2)	$678,693

46,824	MKS Instruments Inc.	1,387,863

37,966	Semtech Corporation, (2), (3)	1,181,122

70,425	Teradyne, Inc., (2)	1,231,733
	Total Semiconductors & Equipment	4,479,411

	Software – 5.6%

33,926	Aspen Technology Inc., (2)	1,296,991

13,504	CommVault Systems, Inc., (2)	1,054,392

32,010	Micros Systems, Inc., (2), (3)	1,736,543

7,365	Ultimate Software Group, Inc., (2)	1,137,745

591,081	VideoPropulsion Inc., (2), (4)	—
	Total Software	5,225,671

	Specialty Retail – 4.3%

37,712	Ann Inc., (2), (3)	1,333,496

73,020	Ascena Retail Group Inc., (2)	1,445,066

18,682	Genesco Inc., (2)	1,272,431
	Total Specialty Retail	4,050,993

	Textiles, Apparel & Luxury Goods – 1.1%

18,531	G-III Apparel Group, Ltd., (2), (3)	1,051,078
	Total Common Stocks (cost $69,318,144)	88,619,247

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 25.8%

	Money Market Funds – 25.8%

24,123,493	Mount Vernon Securities Lending Prime Portfolio, 0.177%, (5), (6)	$24,123,493
	Total Investments Purchased with Collateral from Securities Lending (cost $24,123,493)	24,123,493
	Total Long-Term Investments (cost $93,441,637)	112,742,740

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 3.9%

	Money Market Funds – 3.9%

3,639,267	First American Treasury Obligations Fund, Class Z, 0.000%, (5)	$3,639,267
	Total Short-Term Investments (cost $3,639,267)	3,639,267
	Total Investments (cost $97,080,904) – 124.6%	116,382,007
	Other Assets Less Liabilities – (24.6)%	(22,985,874)
	Net Assets – 100%	$93,396,133

Nuveen Investments	41

Portfolio of Investments October 31, 2013

Nuveen Small Cap Growth Opportunities Fund (continued)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $22,995,937.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(6)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

See accompanying notes to financial statements.

42	Nuveen Investments

Statement of

Assets and Liabilities October 31, 2013

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Assets
Long-term investments, at value (cost $424,704,982, $908,092,649 and $69,318,144, respectively)	$625,605,106	$1,199,833,394	$88,619,247
Short-term investments, at value (cost approximates value)	3,377,345	26,102,023	3,639,267
Investments purchased with collateral from securities lending (cost approximates value)	181,651,530	315,031,451	24,123,493
Receivable for:
Dividends	256,178	151,059	8,575
Due from broker	15,447	36,487	2,929
Investments sold	—	33,999,264	792,948
Shares sold	472,015	3,885,052	1,182,053
Other assets	11,810	23,297	2,869
Total assets	811,389,431	1,579,062,027	118,371,381
Liabilities
Payable for:
Collateral from securities lending program	181,651,530	315,031,451	24,123,493
Investments purchased	2,473,640	32,113,780	642,091
Shares redeemed	961,625	1,281,879	79,408
Accrued expenses:
Directors fees	15,287	30,323	729
Management fees	429,771	893,955	84,005
12b-1 distribution and service fees	52,437	114,585	11,945
Other	223,937	466,628	33,577
Total liabilities	185,808,227	349,932,601	24,975,248
Net assets	$625,581,204	$1,229,129,426	$93,396,133
Class A Shares
Net assets	$165,790,680	$355,085,644	$40,964,758
Shares outstanding	3,832,647	6,947,160	1,509,786
Net asset value per share	$43.26	$51.11	$27.13
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$45.90	$54.23	$28.79
Class B Shares
Net assets	$1,060,854	$1,905,734	N/A
Shares outstanding	27,524	44,461	N/A
Net asset value and offering price per share	$38.54	$42.86	N/A
Class C Shares
Net assets	$14,963,359	$22,180,784	$2,349,972
Shares outstanding	379,552	489,754	97,697
Net asset value and offering price per share	$39.42	$45.29	$24.05
Class R3 Shares
Net assets	$11,320,311	$47,167,638	$1,940,788
Shares outstanding	267,518	949,995	73,383
Net asset value and offering price per share	$42.32	$49.65	$26.45
Class R6 Shares(1)
Net assets	$28,965,906	$25,874,229	N/A
Shares outstanding	639,842	462,287	N/A
Net asset value and offering price per share	$45.27	$55.97	N/A
Class I Shares
Net assets	$403,480,094	$776,915,397	$48,140,615
Shares outstanding	8,918,698	13,891,219	1,621,799
Net asset value and offering price per share	$45.24	$55.93	$29.68
Net assets consist of:
Capital paid-in	$331,811,137	$731,726,251	$58,977,278
Undistributed (Over-distribution of) net investment income	(23,998)	(36,993)	(10,690)
Accumulated net realized gain (loss)	92,893,941	205,699,423	15,128,442
Net unrealized appreciation (depreciation)	200,900,124	291,740,745	19,301,103
Net assets	$625,581,204	$1,229,129,426	$93,396,133
Authorized shares – per class	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001

N/A – Small Cap Growth Opportunities does not offer Class B Shares or Class R6 Shares. Class B Shares of Small Cap Growth Opportunities converted to Class A Shares at the close of business on October 28, 2013, and  are no longer available through an exchange from other Nuveen mutual funds.

  (1) – Class R6 shares were established and commenced operations on February 28, 2013.

See accompanying notes to financial statements.

Nuveen Investments	43

Statement of

Operations Year Ended October 31, 2013

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Investment Income
Dividend and interest income (net of foreign tax withheld of $648, $19,452 and $—, respectively)	$6,385,531	$10,095,249	$295,363
Securities lending income, net	154,614	537,610	53,079
Total investment income	6,540,145	10,632,859	348,442
Expenses
Management fees	4,846,695	10,019,318	884,995
12b-1 service fees – Class A	367,382	819,356	94,363
12b-1 distribution and service fees – Class B(1)	12,576	22,108	5,684
12b-1 distribution and service fees – Class C	130,843	194,442	18,602
12b-1 distribution and service fees – Class R3	49,966	209,160	9,560
Shareholder servicing agent fees and expenses	581,478	1,564,984	122,251
Custodian fees and expenses	121,560	195,616	26,518
Directors fees and expenses	15,114	29,704	2,429
Professional fees	49,762	85,056	28,450
Shareholder reporting expenses	78,142	106,558	21,390
Federal and state registration fees	91,113	95,215	62,941
Other expenses	9,039	18,377	732
Total expenses before fee waiver/expense reimbursement	6,353,670	13,359,894	1,277,915
Fee waiver/expense reimbursement	—	(41,020)	(72,985)
Net expenses	6,353,670	13,318,874	1,204,930
Net investment income (loss)	186,475	(2,686,015)	(856,488)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	94,718,412	212,160,627	17,137,320
Change in net unrealized appreciation (depreciation) of investments	53,500,002	98,520,305	13,068,234
Net realized and unrealized gain (loss)	148,218,414	310,680,932	30,205,554
Net increase (decrease) in net assets from operations	$148,404,889	$307,994,917	$29,349,066

(1) – Class B Shares of Small Cap Growth Opportunities converted to Class A Shares at the close of business on October 28, 2013, and are no longer available through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

44	Nuveen Investments

Statement of

Changes in Net Assets

	Large Cap Growth Opportunities		Mid Cap Growth Opportunities		Small Cap Growth Opportunities
	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/13	Year Ended 10/31/12
Operations
Net investment income (loss)	$186,475	$(1,093,505)	$(2,686,015)	$(2,677,860)	$(856,488)	$(847,550)
Net realized gain (loss) from investments and foreign currency	94,718,412	8,688,927	212,160,627	76,780,307	17,137,320	8,329,187
Change in net unrealized appreciation (depreciation) of investments and foreign currency	53,500,002	34,772,397	98,520,305	(1,595,420)	13,068,234	(1,326,405)
Net increase (decrease) in net assets from operations	148,404,889	42,367,819	307,994,917	72,507,027	29,349,066	6,155,232
Distributions to Shareholders
From net investment income:
Class A	—	—	—	—	—	—
Class B(1)	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R3	—	—	—	—	—	—
Class R6(2)	—	—	—	—	N/A	N/A
Class I	—	—	—	—	—	—
From accumulated net realized gains:
Class A	(1,591,399)	(3,267,944)	(22,356,020)	(10,990,297)	(2,910,523)	(522,866)
Class B(1)	(18,638)	(86,687)	(215,259)	(172,338)	(56,611)	(21,854)
Class C	(155,108)	(329,271)	(1,457,568)	(618,790)	(141,702)	(24,581)
Class R3	(117,432)	(146,968)	(2,936,652)	(1,376,941)	(179,503)	(34,697)
Class R6(2)	—	—	—	—	N/A	N/A
Class I	(4,695,017)	(14,243,083)	(50,385,296)	(25,461,450)	(3,641,578)	(807,347)
Decrease in net assets from distributions to shareholders	(6,577,594)	(18,073,953)	(77,350,795)	(38,619,816)	(6,929,917)	(1,411,345)
Fund Share Transactions
Proceeds from sale of shares	114,942,764	199,910,231	168,827,689	270,597,132	14,883,118	12,033,060
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,260,866	10,225,671	63,480,998	30,318,778	4,581,429	833,300
	119,203,630	210,135,902	232,308,687	300,915,910	19,464,547	12,866,360
Cost of shares redeemed	(210,714,464)	(193,332,899)	(344,129,810)	(295,747,368)	(36,554,233)	(34,960,030)
Net increase (decrease) in net assets from Fund share transactions	(91,510,834)	16,803,003	(111,821,123)	5,168,542	(17,089,686)	(22,093,670)
Net increase (decrease) in net assets	50,316,461	41,096,869	118,822,999	39,055,753	5,329,463	(17,349,783)
Net assets at the beginning of period	575,264,743	534,167,874	1,110,306,427	1,071,250,674	88,066,670	105,416,453
Net assets at the end of period	$625,581,204	$575,264,743	$1,229,129,426	$1,110,306,427	$93,396,133	$88,066,670
Undistributed (Over-distribution of) net investment income at the end of period	$(23,998)	$(1,108,090)	$(36,993)	$(2,317,581)	$(10,690)	$(10,690)

N/A – Small Cap Growth Opportunities does not offer Class R6 shares.

  (1) – Class B Shares of Small Cap Growth Opportunities converted to Class A Shares at the close of business on October 28, 2013, and are no longer available through an exchange from other Nuveen mutual funds.

  (2) – Class R6 Shares were established and commenced operations on February 28, 2013.

See accompanying notes to financial statements.

Nuveen Investments	45

Financial

Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)		Investment Operations			Less Distributions
LARGE CAP GROWTH OPPORTUNITIES
Year Ended October 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (1/95)
2013	$34.09	$(.05)	$9.63	$9.58	$—	$(.41)	$(.41)	$43.26
2012	32.92	(.13)	2.46	2.33	—	(1.16)	(1.16)	34.09
2011	30.24	(.15)	2.83	2.68	—	—	—	32.92
2010	24.23	(.09)	6.15	6.06	(.05)	—	(.05)	30.24
2009	21.52	.05	2.68	2.73	(.02)	—	(.02)	24.23
Class B (3/99)
2013	30.65	(.28)	8.58	8.30	—	(.41)	(.41)	38.54
2012	29.90	(.33)	2.24	1.91	—	(1.16)	(1.16)	30.65
2011	27.68	(.36)	2.58	2.22	—	—	—	29.90
2010	22.31	(.26)	5.63	5.37	—	—	—	27.68
2009	19.93	(.09)	2.47	2.38	—	—	—	22.31
Class C (9/01)
2013	31.34	(.31)	8.80	8.49	—	(.41)	(.41)	39.42
2012	30.57	(.35)	2.28	1.93	—	(1.16)	(1.16)	31.34
2011	28.30	(.37)	2.64	2.27	—	—	—	30.57
2010	22.81	(.27)	5.76	5.49	—	—	—	28.30
2009	20.38	(.10)	2.53	2.43	—	—	—	22.81
Class R3 (11/00)
2013	33.44	(.14)	9.43	9.29	—	(.41)	(.41)	42.32
2012	32.39	(.22)	2.43	2.21	—	(1.16)	(1.16)	33.44
2011	29.83	(.23)	2.79	2.56	—	—	—	32.39
2010	23.92	(.16)	6.07	5.91	—	—	—	29.83
2009	21.26	(.01)	2.67	2.66	—	—	—	23.92
Class R6 (2/13)
2013(d)	37.47	(.02)	7.82	7.80	—	—	—	45.27
Class I (12/92)
2013	35.55	.06	10.04	10.10	—	(.41)	(.41)	45.24
2012	34.19	(.04)	2.56	2.52	—	(1.16)	(1.16)	35.55
2011	31.33	(.06)	2.92	2.86	—	—	—	34.19
2010	25.09	(.03)	6.38	6.35	(.11)	—	(.11)	31.33
2009	22.31	.11	2.77	2.88	(.10)	—	(.10)	25.09

46	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

28.39%	$165,791	1.24%		(.14)%	1.24%		(.14)%	72%
7.66	134,788	1.26		(.42)	1.23		(.39)	73
8.86	84,875	1.20		(.46)	1.20		(.46)	88
25.03	66,409	1.21		(.36)	1.20		(.35)	106
12.73	56,963	1.22		.24	1.22		.24	112

27.38	1,061	1.99		(.84)	1.99		(.84)	72
7.00	1,481	2.00		(1.10)	1.98		(1.07)	73
8.02	2,411	1.95		(1.19)	1.95		(1.19)	88
24.07	3,473	1.96		(1.07)	1.95		(1.06)	106
11.94	4,749	1.97		(.48)	1.97		(.48)	112

27.43	14,963	1.99		(.89)	1.99		(.89)	72
6.88	11,193	2.01		(1.16)	1.98		(1.14)	73
8.02	7,832	1.95		(1.21)	1.95		(1.21)	88
24.07	4,220	1.96		(1.09)	1.95		(1.08)	106
11.92	4,509	1.97		(.51)	1.97		(.51)	112

28.07	11,320	1.49		(.39)	1.49		(.39)	72
7.40	9,658	1.51		(.70)	1.48		(.67)	73
8.58	3,431	1.45		(.72)	1.45		(.72)	88
24.71	742	1.46		(.60)	1.45		(.59)	106
12.51	667	1.47		(.05)	1.47		(.05)	112

20.82	28,966	.91	*	(.06 )*	.91	*	(.06 )*	72

28.69	403,480	.99		.14	.99		.14	72
7.94	418,144	1.01		(.13)	.98		(.11)	73
9.13	435,619	.95		(.17)	.95		(.17)	88
25.34	546,605	.96		(.11)	.95		(.10)	106
13.02	482,222	.97		.48	.97		.48	112

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period February 28, 2013 (commencement of operations) through October 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	47

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)		Investment Operations			Less Distributions
MID CAP GROWTH OPPORTUNITIES
Year Ended October 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (1/95)
2013	$42.38	$(.17)	$12.05	$11.88	$—	$(3.15)	$(3.15)	$51.11
2012	41.36	(.16)	2.77	2.61	—	(1.59)	(1.59)	42.38
2011	37.26	(.22)	4.32	4.10	—	—	—	41.36
2010	28.83	(.18)	8.61	8.43	—	—	—	37.26
2009	23.88	(.08)	5.03	4.95	—	—	—	28.83
Class B (3/99)
2013	36.30	(.42)	10.13	9.71	—	(3.15)	(3.15)	42.86
2012	35.93	(.42)	2.38	1.96	—	(1.59)	(1.59)	36.30
2011	32.62	(.46)	3.77	3.31	—	—	—	35.93
2010	25.43	(.37)	7.56	7.19	—	—	—	32.62
2009	21.22	(.23)	4.44	4.21	—	—	—	25.43
Class C (9/01)
2013	38.17	(.45)	10.72	10.27	—	(3.15)	(3.15)	45.29
2012	37.70	(.43)	2.49	2.06	—	(1.59)	(1.59)	38.17
2011	34.21	(.49)	3.98	3.49	—	—	—	37.70
2010	26.67	(.39)	7.93	7.54	—	—	—	34.21
2009	22.26	(.24)	4.65	4.41	—	—	—	26.67
Class R3 (12/00)
2013	41.35	(.27)	11.72	11.45	—	(3.15)	(3.15)	49.65
2012	40.50	(.27)	2.71	2.44	—	(1.59)	(1.59)	41.35
2011	36.58	(.31)	4.23	3.92	—	—	—	40.50
2010	28.37	(.26)	8.47	8.21	—	—	—	36.58
2009	23.56	(.14)	4.95	4.81	—	—	—	28.37
Class R6 (2/13)
2013(d)	46.61	(.05)	9.41	9.36	—	—	—	55.97
Class I (12/89)
2013	45.97	(.06)	13.17	13.11	—	(3.15)	(3.15)	55.93
2012	44.62	(.06)	3.00	2.94	—	(1.59)	(1.59)	45.97
2011	40.09	(.10)	4.63	4.53	—	—	—	44.62
2010	30.94	(.11)	9.26	9.15	—	—	—	40.09
2009	25.57	(.02)	5.39	5.37	—	—	—	30.94

48	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

30.27%	$355,086	1.30%		(.38)%	1.29%		(.38)%	108%
6.88	306,507	1.30		(.42)	1.27		(.39)	113
11.00	289,038	1.26		(.53)	1.26		(.53)	114
29.24	275,040	1.23		(.57)	1.23		(.57)	114
20.73	231,743	1.23		(.33)	1.23		(.33)	123

29.29	1,906	2.06		(1.11)	2.05		(1.11)	108
6.08	2,576	2.05		(1.18)	2.02		(1.15)	113
10.15	4,127	2.01		(1.26)	2.01		(1.26)	114
28.27	5,490	1.98		(1.31)	1.98		(1.31)	114
19.84	6,762	1.98		(1.06)	1.98		(1.06)	123

29.33	22,181	2.05		(1.14)	2.04		(1.13)	108
6.06	17,874	2.05		(1.16)	2.02		(1.13)	113
10.20	14,314	2.01		(1.28)	2.01		(1.28)	114
28.27	13,564	1.98		(1.32)	1.98		(1.32)	114
19.81	12,894	1.98		(1.07)	1.98		(1.07)	123

29.97	47,168	1.55		(.63)	1.54		(.63)	108
6.59	38,869	1.55		(.67)	1.52		(.64)	113
10.72	34,929	1.51		(.77)	1.51		(.77)	114
28.94	33,772	1.48		(.82)	1.48		(.82)	114
20.42	26,822	1.48		(.59)	1.48		(.59)	123

20.12	25,874	.92	*	(.14 )*	.92	*	(.14 )*	108

30.60	776,915	1.05		(.13)	1.04		(.12)	108
7.13	744,480	1.05		(.17)	1.02		(.14)	113
11.30	728,843	1.01		(.21)	1.01		(.21)	114
29.57	993,053	.98		(.31)	.98		(.31)	114
21.00	907,825	.98		(.09)	.98		(.09)	123

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period February 28, 2013 (commencement of operations) through October 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	49

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)		Investment Operations			Less Distributions
SMALL CAP GROWTH OPPORTUNITIES
Year Ended October 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (8/95)
2013	$21.25	$(.26)	$7.93	$7.67	$—	$(1.79)	$(1.79)	$27.13
2012	20.41	(.21)	1.35	1.14	—	(.30)	(.30)	21.25
2011	19.04	(.24)	1.61	1.37	—	—	—	20.41
2010	14.55	(.18)	4.67	4.49	—	—	—	19.04
2009	11.96	(.11)	2.70	2.59	—	—	—	14.55
Class C (9/01)
2013	19.17	(.38)	7.05	6.67	—	(1.79)	(1.79)	24.05
2012	18.58	(.34)	1.23	.89	—	(.30)	(.30)	19.17
2011	17.46	(.36)	1.48	1.12	—	—	—	18.58
2010	13.44	(.28)	4.30	4.02	—	—	—	17.46
2009	11.13	(.19)	2.50	2.31	—	—	—	13.44
Class R3 (12/00)
2013	20.81	(.30)	7.73	7.43	—	(1.79)	(1.79)	26.45
2012	20.04	(.26)	1.33	1.07	—	(.30)	(.30)	20.81
2011	18.74	(.29)	1.59	1.30	—	—	—	20.04
2010	14.36	(.22)	4.60	4.38	—	—	—	18.74
2009	11.83	(.16)	2.69	2.53	—	—	—	14.36
Class I (8/95)
2013	23.03	(.21)	8.65	8.44	—	(1.79)	(1.79)	29.68
2012	22.04	(.17)	1.46	1.29	—	(.30)	(.30)	23.03
2011	20.51	(.19)	1.72	1.53	—	—	—	22.04
2010	15.63	(.15)	5.03	4.88	—	—	—	20.51
2009	12.81	(.09)	2.91	2.82	—	—	—	15.63

50	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

39.22%	$40,965	1.55%	(1.17)%	1.46%	(1.09)%	119%
5.73	35,306	1.72	(1.21)	1.47	(.97)	118
7.20	36,188	1.54	(1.19)	1.47	(1.12)	118
30.86	39,501	1.68	(1.26)	1.47	(1.05)	142
21.66	30,202	1.79	(1.21)	1.47	(.89)	169

38.17	2,350	2.30	(1.91)	2.22	(1.83)	119
4.93	1,568	2.46	(1.96)	2.22	(1.72)	118
6.41	1,546	2.29	(1.94)	2.22	(1.87)	118
29.91	1,596	2.43	(2.01)	2.22	(1.80)	142
20.75	1,341	2.54	(1.98)	2.22	(1.66)	169

38.86	1,941	1.80	(1.40)	1.72	(1.32)	119
5.48	2,395	1.96	(1.46)	1.72	(1.22)	118
6.94	2,334	1.79	(1.44)	1.72	(1.37)	118
30.50	2,185	1.93	(1.52)	1.72	(1.31)	142
21.39	1,469	2.04	(1.56)	1.72	(1.24)	169

39.55	48,141	1.30	(.90)	1.22	(.82)	119
5.99	48,111	1.47	(.96)	1.22	(.72)	118
7.46	63,866	1.31	(.94)	1.22	(.84)	118
31.22	141,215	1.43	(1.01)	1.22	(.80)	142
22.01	103,423	1.54	(.99)	1.22	(.67)	169

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	51

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Large Cap Growth Opportunities Fund (“Large Cap Growth Opportunities”), Nuveen Mid Cap Growth Opportunities Fund (“Mid Cap Growth Opportunities”) and Nuveen Small Cap Growth Opportunities Fund (“Small Cap Growth Opportunities”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

Investment Adviser

On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Fund Information

Large Cap Growth Opportunities’ investment objective is long-term growth of capital. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of large-capitalization companies, defined as companies that have market capitalizations of $5 billion or greater at the time of purchase.

Mid Cap Growth Opportunities’ investment objective is capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the market capitalization range of the companies in the Russell Midcap® Index immediately after its most recent reconstitution prior to such purchase. It is expected that reconstitution of the index will occur each year at the end of June. Immediately after the most recent reconstitution, the range was $699 million to $19.2 billion.

Small Cap Growth Opportunities’ investment objective is growth of capital. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of small-capitalization companies, defined as companies that have market capitalizations of less than $3 billion at the time of purchase.

Each Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of non-U.S. issuers. In addition, each Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of non-U.S. issuers and in dollar-denominated equity securities of non-U.S. issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of each Fund’s total assets may be invested in equity securities of emerging market issuers. Each Fund may utilize options, futures contracts, options on futures contracts and forward foreign currency exchanges contracts (“derivatives”). Each Fund may use these derivatives to manage market or business risk, enhance each Fund’s return, or hedge against adverse movements in currency exchange rates.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Class B Shares

Effective at the close of business on October 28, 2013, Class B Shares of Small Cap Growth Opportunities were converted to Class A Shares and are no longer available through an exchange from other Nuveen mutual funds.

Class R6 Shares

On February 28, 2013, Large Cap Growth Opportunities and Mid Cap Growth Opportunities began offering Class R6 Shares. In connection with this offering certain limited categories of investors of Class I Shares, as defined in the Funds’ prospectus, were exchanged to Class R6 Shares.

52	Nuveen Investments

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Large Cap Growth Opportunities and Mid Cap Growth Opportunities will issue Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an upfront sales charge but incur a .25% annual 12b-1 distribution and a ..25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and shareholder service fees. Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees and expenses” on the Statement of Operations and are prorated among the classes based on relative net assets, are not charged to Class R6 Shares.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Nuveen Investments	53

Notes to Financial Statements (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange. These securities may represent a transfer from a Level 1 to a Level 2 security.

Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

54	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Large Cap Growth Opportunities	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Common Stocks	$625,605,106	$—	$—		$625,605,106
Investments Purchased with Collateral from Securities Lending	181,651,530	—	—		181,651,530
Short-Term Investments:
Money Market Funds	3,377,345	—	—		3,377,345
Total	$810,633,981	$—	$—		$810,633,981

Mid Cap Growth Opportunities	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Common Stocks	$1,199,833,394	$—	$—		$1,199,833,394
Investments Purchased with Collateral from Securities Lending	315,031,451	—	—		315,031,451
Short-Term Investments:
Money Market Funds	26,102,023	—	—		26,102,023
Total	$1,540,966,868	$—	$—		$1,540,966,868

Small Cap Growth Opportunities	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Common Stocks	$88,619,247	$—	$—	**	$88,619,247
Investments Purchased with Collateral from Securities Lending	24,123,493	—	—		24,123,493
Short-Term Investments:
Money Market Funds	3,639,267	—	—		3,639,267
Total	$116,382,007	$—	$—	**	$116,382,007
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Level 3 security has a market value of zero. Refer to the Fund’s Portfolio of Investments for security classified as Level 3.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

Nuveen Investments	55

Notes to Financial Statements (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments and derivatives are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable.

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. Each Fund’s policy is to receive cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program” on the Statement of Assets and Liabilities. The adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below 102%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

The Funds’ custodian serves as the securities lending agent for the Funds. Each Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending” on the Statement of Assets and Liabilities.

Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income, net” Securities lending fees paid by each Fund during the fiscal year ended October 31, 2013, were as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Securities lending fees paid	$12,371	$76,140	$7,885

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended October 31, 2013.

56	Nuveen Investments

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Large Cap Growth Opportunities
	Year Ended 10/31/13		Year Ended 10/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	832,095	$31,005,131	1,977,056	$67,022,340
Class B – exchanges	1,077	34,962	2,060	64,799
Class C	142,887	4,743,351	144,538	4,470,537
Class R3	92,524	3,365,668	243,928	7,858,765
Class R6(1)	122,336	5,216,225	—	—
Class R6(1) – exchanges of Class I Shares	591,770	22,173,634	—	—
Class I	1,263,806	48,403,793	3,476,160	120,493,790
Shares issued to shareholders due to reinvestment of distributions:
Class A	44,624	1,507,852	105,705	3,128,856
Class B	607	18,394	3,203	85,704
Class C	3,158	97,877	8,270	226,508
Class R3	3,455	114,428	5,050	146,968
Class R6(1)	—	—	—	—
Class I	71,535	2,522,315	215,508	6,637,635
	3,169,874	119,203,630	6,181,478	210,135,902
Shares redeemed:
Class A	(997,597)	(37,345,726)	(707,801)	(23,866,671)
Class B	(22,472)	(747,073)	(37,567)	(1,150,978)
Class C	(123,684)	(4,173,300)	(51,770)	(1,610,482)
Class R3	(117,251)	(4,200,986)	(66,117)	(2,157,862)
Class R6(1)	(74,264)	(3,085,237)	—	—
Class I	(3,587,032)	(138,988,508)	(4,672,394)	(164,546,906)
Class I – exchange to Class R6 Shares	(591,770)	(22,173,634)	—	—
	(5,514,070)	(210,714,464)	(5,535,649)	(193,332,899)
Net increase (decrease)	(2,344,196)	$(91,510,834)	645,829	$16,803,003
(1)	Class R6 shares were established and commenced operations on February 28, 2013.

Nuveen Investments	57

Notes to Financial Statements (continued)

	Mid Cap Growth Opportunities
	Year Ended 10/31/13		Year Ended 10/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	974,569	$43,573,697	1,876,175	$78,271,691
Class B – exchanges	56	2,000	1,177	41,138
Class C	93,837	3,753,518	137,723	5,238,734
Class R3	237,619	10,411,156	536,070	21,615,530
Class R6(1)	280,298	15,265,317	—	—
Class R6(1) – exchanges of Class I Shares	214,584	10,001,758	—	—
Class I	1,771,048	85,820,243	3,677,764	165,430,039
Shares issued to shareholders due to reinvestment of distributions:
Class A	560,975	22,119,255	293,603	10,810,446
Class B	6,290	209,390	5,239	166,355
Class C	35,529	1,249,541	16,012	534,474
Class R3	76,412	2,933,461	38,238	1,376,941
Class R6(1)	—	—	—	—
Class I	858,554	36,969,351	437,404	17,430,562
	5,109,771	232,308,687	7,019,405	300,915,910
Shares redeemed:
Class A	(1,821,251)	(81,706,324)	(1,924,502)	(80,454,417)
Class B	(32,857)	(1,226,137)	(50,297)	(1,825,565)
Class C	(107,877)	(4,259,516)	(65,179)	(2,450,815)
Class R3	(304,025)	(13,132,273)	(496,726)	(20,010,287)
Class R6(1)	(32,595)	(1,652,857)	—	—
Class I	(4,719,456)	(232,150,945)	(4,255,206)	(191,006,284)
Class I – exchange to Class R6 Shares	(214,584)	(10,001,758)	—	—
	(7,232,675)	(344,129,810)	(6,791,910)	(295,747,368)
Net increase (decrease)	(2,122,904)	$(111,821,123)	227,495	$5,168,542

	Small Cap Growth Opportunities
	Year Ended 10/31/13		Year Ended 10/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	146,968	$3,499,661	181,562	$3,953,207
Class B(2) – exchanges	—	—	271	4,858
Class C	31,386	664,912	10,821	213,237
Class R3	31,619	702,677	40,793	861,003
Class I	378,613	10,015,868	301,530	7,000,755
Shares issued to shareholders due to reinvestment of distributions:
Class A	139,900	2,770,011	25,561	492,295
Class B(2)	3,379	56,611	1,301	21,675
Class C	7,502	132,547	1,334	23,323
Class R3	9,277	179,503	1,836	34,697
Class I	66,763	1,442,757	12,551	261,310
	815,407	19,464,547	577,560	12,866,360
Shares redeemed:
Class A	(438,406)	(10,180,374)	(318,800)	(6,900,577)
Class B(2)	(40,988)	(883,640)	(47,582)	(893,732)
Class C	(22,982)	(464,777)	(13,576)	(259,174)
Class R3	(82,576)	(1,806,471)	(44,038)	(923,620)
Class I	(912,572)	(23,218,971)	(1,123,082)	(25,982,927)
	(1,497,524)	(36,554,233)	(1,547,078)	(34,960,030)
Net increase (decrease)	(682,117)	$(17,089,686)	(969,518)	$(22,093,670)
(1)	Class R6 Shares were established and commenced operations on February 28, 2013.
(2)

Class B Shares of Small Cap Growth Opportunities converted to Class A Shares at the close of business on October 28, 2013, and are no longer available through an exchange from other Nuveen mutual funds.

58	Nuveen Investments

Class B Shares that converted to Class A Shares (recognized as a component of Class A Shares sold and Class B Shares redeemed) during the fiscal years ended October 31, 2013 and October 31, 2012, were as follows:

Fund	Year Ended 10/31/13	Year Ended 10/31/12
Large Cap Growth Opportunities	10,037	50,367
Mid Cap Growth Opportunities	7,906	36,727
Small Cap Growth Opportunities	25,623	54,323

5. Investment Transactions

Purchases and sales (excluding investments purchased with collateral from securities lending and short-term investments) during the fiscal year ended October 31, 2013, were as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Purchases	$418,752,724	$1,241,229,258	$101,060,096
Sales	516,560,284	1,442,702,003	127,000,099

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of October 31, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Cost of investments	$610,309,345	$1,250,864,538	$97,765,319
Gross unrealized:
Appreciation	$202,954,948	$298,663,154	$20,713,829
Depreciation	(2,630,312)	(8,560,824)	(2,097,141)
Net unrealized appreciation (depreciation) of investments	$200,324,636	$290,102,330	$18,616,688

Permanent differences, primarily due to net operating losses, tax equalization and investments in partnerships, resulted in reclassifications among the Funds’ components of net assets as of October 31, 2013, the Funds’ tax year end, as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Capital paid-in	$45,705	$5,283	$56,571
Undistributed (Over-distribution of) net investment income	897,617	4,966,603	856,488
Accumulated net realized gain (loss)	(943,322)	(4,971,886)	(913,059)

Nuveen Investments	59

Notes to Financial Statements (continued)

The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2013, the Funds’ tax year end, were as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Undistributed net ordinary income(1)	$10,008,087	$15,419,469	$7,443,311
Undistributed net long-term capital gains	83,461,343	191,918,368	8,369,546
(1)	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended October 31, 2013 and October 31, 2012, was designated for purposes of the dividends paid deduction as follows:

2013	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Distributions from net ordinary income(1)	$—	$—	$1,929,944
Distributions from net long-term capital gains(2)	6,577,594	77,350,795	4,999,973

2012	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Distributions from net ordinary income(1)	$—	$—	$—
Distributions from net long-term capital gains	18,073,953	38,619,816	1,411,345
(1)	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.
(2)

The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852 (b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2013.

During the Funds’ tax year ended October 31, 2013, there were no capital losses generated.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Large Cap Growth Opportunities Fund-Level Fee Rate	Mid Cap Growth Opportunities Fund-Level Fee Rate	Small Cap Growth Opportunities Fund-Level Fee Rate
For the first $125 million	.6500%	.7000%	.8000%
For the next $125 million	.6375	.6875	.7875
For the next $250 million	.6250	.6750	.7750
For the next $500 million	.6125	.6625	.7625
For the next $1 billion	.6000	.6500	.7500
For net assets over $2 billion	.5750	.6250	.7250

60	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2013, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee Rate
Large Cap Growth Opportunities	.1935%
Mid Cap Growth Opportunities	.1935
Small Cap Growth Opportunities	.2000

The Adviser has contractually agreed to waive fees and/or reimburse other Fund expenses of Small Cap Growth Opportunities so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding any acquired fund fees and expenses, do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table:

	Class A Shares	Class B Shares	Class C Shares	Class R3 Shares	Class I Shares	Expiration date
Small Cap Growth Opportunities	1.47%	2.22%	2.22%	1.72%	1.22%	February 28, 2014

The Adviser agreed to reimburse management fees across all share classes of Large Cap Growth Opportunities and Mid Cap Growth Opportunities through December 31, 2012, to the extent necessary to maintain Class I Share total annual operating expenses, not including any acquired fund fees and expenses, at the applicable percentage of daily net assets listed in the Maximum Expense Level row of the following table, provided that in no event will the Adviser be required to make any reimbursements that would result in an annualized net management fee of less than the applicable percentage of daily net assets listed in the Minimum Management Fee row of the following table.

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities
Maximum Expense Level	.98%	.99%
Minimum Management Fee	.80	.84

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enable directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Nuveen Investments	61

Notes to Financial Statements (continued)

During the fiscal year ended October 31, 2013, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Sales charges collected (Unaudited)	$78,557	$127,692	$29,626
Paid to financial intermediaries (Unaudited)	70,258	111,812	25,914

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended October 31, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Commission advances (Unaudited)	$42,610	$27,338	$3,524

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B Shares and C Shares during the first year following a purchase were retained by the Distributor. During the fiscal year ended October 31, 2013, the Distributor retained such 12b-1 fees as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
12b-1 fees retained (Unaudited)	$53,745	$87,687	$16,990

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended October 31, 2013, as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
CDSC retained (Unaudited)	$7,181	$14,138	$212

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

62	Nuveen Investments

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Mid-America Health System, Tech Town, Inc., a not-for-profit community development company and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	206
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	206
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, member and President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	206
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	206
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company; (2006-2013) retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	206

Nuveen Investments	63

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	206
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	206
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) and CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	206
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	206
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	206

64	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Interested Board Members:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	135
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	135

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	206
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	206
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	206
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	206

Nuveen Investments	65

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	206
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	206
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	206
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	206
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	206
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	206
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	103

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

66	Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited)

The Board of Directors (each, a “Board” and each Director, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Adviser and the Sub-Adviser (the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Funds’ investment performance and consider an analysis provided by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Adviser with questions and the Adviser responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Adviser and the Sub-Adviser. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Adviser regarding, among other things, fund performance, fund expenses, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provides special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Adviser provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members visited certain of the Sub-Adviser’s investment teams in Minneapolis in September 2012, and its municipal team in November 2012. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

Nuveen Investments	67

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the open-end fund product line.

In considering advisory services, the Board recognized that the Adviser provides various oversight, administrative, compliance and other services for the Funds and the Sub-Adviser generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Adviser or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Adviser’s execution of its oversight responsibilities over the Sub-Adviser. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Adviser’s emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Adviser and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Adviser has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Adviser’s focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Adviser’s significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Adviser designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Adviser, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Adviser to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end Nuveen funds including, among other things, the development of a comprehensive strategic plan and the addition of members to the product strategy team; the commencement of various new funds; the removal of redemption fees for certain funds; the establishment of a working group to enhance the Adviser’s oversight of the disclosures pertaining to Nuveen’s products and services; the acceleration of monthly holdings disclosure for certain funds; and the development of a new share class for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

68	Nuveen Investments

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. In general, in considering a fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds, and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2012 as well as performance information reflecting the first quarter of 2013. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified, in relevant part, the Performance Peer Groups of certain funds as having significant differences from the funds but to still be somewhat relevant, while the Performance Peer Groups of other funds were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. The Board also noted that open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

In considering the performance data for the Funds, the Independent Board Members noted that the Nuveen Large Cap Growth Opportunities Fund (the “Large Cap Fund”) and the Nuveen Mid Cap Growth Opportunities Fund (the “Mid Cap Fund”) demonstrated generally favorable performance in comparison to peers. In this regard, they noted that the Mid Cap Fund performed in the second quartile over various periods and that although the Large Cap Fund performed in the third quartile for the one-year period, such Fund was in the first quartile over the three- and five-year periods. In addition, the Independent Board Members observed that the Nuveen Small Cap Growth Opportunities Fund lagged its peers somewhat in the shorter periods, but demonstrated more favorable performance in the longer periods. In this regard, they noted that although such Fund was in the third quartile and underperformed its benchmark for the one- and three-year periods, it was in the second quartile and outperformed its benchmark for the five-year period.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratio in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the

Nuveen Investments	69

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio.

The Independent Board Members observed that the Funds had net management fees and net expense ratios (including fee waivers and expense reimbursements) that were below or in line with their respective peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser (which, in the case of the Funds, is an affiliated sub-adviser), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-adviser level, the fee generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members reviewed information regarding the nature of services provided by the Adviser, including through the Sub-Adviser, and the range of fees and average fee the Sub-Adviser assessed for such services to other clients. Such other clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members further noted that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Adviser’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the

70	Nuveen Investments

industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end of 2010, the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Funds’ portfolio transactions are determined by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Funds’ portfolio transactions. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

Nuveen Investments	71

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

72	Nuveen Investments

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

Dow Jones Industrial Average Index: A price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Mid-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Small-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Emerging Markets Index: An unmanaged index considered representative of stocks of developing countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Japan Index: A capitalization-weighted index, adjusted for free float. The index is designed to reflect the sectoral diversity of the Japanese equity markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Nuveen Investments	73

Glossary of Terms Used in this Report (continued)

Russell 2000® Growth Index: An index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell Midcap® Growth Index: An index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

74	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers

Chicago, IL 60606

Custodian

U.S. Bank National Association

Milwaukee, WI 53202

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	75

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $215 billion as of September 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-FCGO-1013P

Mutual Funds

Nuveen Equity Funds

For investors seeking the potential for long-term capital appreciation.

Annual Report October 31, 2013

Share Class / Ticker Symbol
Fund Name	Class A	Class B	Class C	Class R3	Class I

Nuveen Large Cap Select Fund	FLRAX	—	FLYCX	—	FLRYX
Nuveen Small Cap Select Fund	EMGRX	ARSBX	FHMCX	ASEIX	ARSTX

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Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen Fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from their financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, recent events such as the Federal Reserve decision to slow down its bond buying program beginning in January of 2014 and the federal budget compromise that would guide government spending into 2015 are both positives for the economy moving forward. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Partisan politics in Washington D.C. with their troublesome outcome add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

December 23, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Large Cap Select Fund

Nuveen Small Cap Select Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. David Chalupnik, CFA, and Tony Burger, CFA, are the portfolio managers for the Nuveen Large Cap Select Fund. David assumed portfolio management responsibilities in 2003 and Tony joined the management team for the Fund in 2004.

Effective August 26, 2013, Mark Traster, CFA, was named lead portfolio manager for the Nuveen Small Cap Select Fund and Gregory Ryan, CFA, was added as a co-portfolio manager. Mark originally joined the team managing the Fund in 2004 and was named co-manager in 2008. There have been no changes in the Fund’s investment objectives or policies.

On the following pages, the portfolio management teams for the Funds examine economic and equity market conditions, key investment strategies and the Funds’ performance for the twelve-month period ended October 31, 2013.

What factors affected the U.S. economy and the equity market during the twelve-month reporting period ended October 31, 2013?

During this reporting period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. The Fed also continued its monthly purchases of $40 billion of mortgage-backed securities and $45 billion of longer-term Treasury securities in an open-ended effort to bolster growth and promote progress toward the Fed’s mandates of maximum employment and price stability. At its June 2013 meeting, the Fed indicated that it believed downside risks to the economy had diminished since the autumn of 2012. Subsequent comments by Fed Chairman Ben Bernanke suggested that the Fed might begin to reduce, or taper, its asset purchase program later in 2013. However, in September 2013, the Fed surprised the market by announcing that it had decided to wait for more evidence that the progress it discerned in June was sustainable before it made any adjustments to the pace of the purchase program. At its October 2013 meeting, the central bank reiterated this decision and said that it expected to continue its “highly accommodative stance of monetary policy” for “a considerable time” after the purchase program ends and the economic recovery strengthens. Finally, in December of 2013, the Fed announced a decision to slow down its bond buying program beginning in January of 2014.

In the third quarter of 2013, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.8%, up from 2.5% for the second quarter of 2013, continuing the pattern of positive economic growth for the tenth consecutive quarter. The Consumer Price Index (CPI) rose 1.0% year-over-year as of October 2013, while the core CPI (which excludes food and energy) increased 1.7% during the same period, staying within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Improvements in the labor markets continued to be slow, and unemployment remained above the Federal Reserve’s target of 6.5%. As of October 2013, the national unemploy-

Nuveen Investments	5

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Portfolio Managers’ Comments (continued)

ment rate was 7.3%, up from 7.2% in September 2013 but below the 7.9% reported in October 2012. The slight uptick in October’s number reflected the increase in federal employees furloughed due to the government shutdown that month. The housing market continued to deliver good news, as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 13.3% for the twelve months ended September 2013 (most recent data available at the time this report was prepared), the largest twelve-month percentage gain for the index since February 2006.

Early in this reporting period, the outlook for the U.S. economy was clouded by uncertainty about global financial markets and the outcome of the “fiscal cliff.” The tax consequences of the fiscal cliff situation were averted through a last-minute deal that raised payroll taxes, but left in place a number of tax breaks, including tax exemptions on municipal bond interest. However, lawmakers failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. This triggered a program of automatic spending cuts (or sequestration) that impacted federal programs beginning March 1, 2013. Although Congress later passed legislation that established federal funding levels for the remainder of fiscal 2013, the federal budget for fiscal 2014 continued to be debated. On October 1, 2013, the start date for fiscal 2014, the federal government shut down for 16 days until an interim appropriations bill was signed into law, funding the government at sequestration levels through January 15, 2014, and suspending the debt limit until February 7, 2014. Subsequent to the close of this reporting period, Congress preliminarily passed a federal budget deal that would guide government spending into 2015 and defuse the chances of another shutdown if it wins final passage. In addition to the ongoing political debate over federal spending, Chairman Bernanke’s June 2013 remarks about tapering the Federal Reserve’s asset purchase program touched off widespread uncertainty about the next step for the Fed’s quantitative easing program and about the potential impact on the economy and financial markets, leading to increased market volatility.

For much of the reporting period, low interest rates and a fairly benign macro environment caused U.S. investors to move out the risk spectrum, resulting in robust flows into U.S. equity funds. Leading U.S. stock market indexes, including the S&P 500® Index, the Dow Jones Industrial Average and the Russell 2000® Index, each hit all-time highs during the reporting period. The S&P 500® Index gained 27% during the reporting period. Sluggish global growth, muted global inflation and ongoing fiscal drag provided a backdrop for continued monetary policy actions outside the U.S. as well, which drove strong equity market advances globally. In Japan, newly elected Prime Minister Shinzo Abe articulated policies designed to reinvigorate Japan’s weak economy. Widespread optimism for his strategies led to a massive rally in the Japanese equity market, which was up 34% during this reporting period, according to MSCI Japan Index. Elsewhere, the European Central Bank signaled an extended period of low rates while the U.K.’s Bank of England pursued its most aggressive monetary policy to date. Returns for developed markets outside the U.S. were very strong, as evidenced by the MSCI EAFE Index’s advance of 26% for the reporting period. In emerging market countries, which are more dependent on global growth and commodity prices, stocks significantly lagged developed markets with a 6% return during this reporting period, according to the MSCI Emerging Market Index.

Nuveen Large Cap Select Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2013. The Fund’s Class A Shares at net asset value (NAV) outperformed the S&P 500® Index and the Lipper classification average during the twelve-month period.

6	Nuveen Investments

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund pursues a long-term capital appreciation strategy by investing primarily in the common stocks of companies that have market capitalizations of $5 billion or greater at the time of purchase. During the reporting period, we continued to utilize our deep, rigorous research approach to find and invest in stocks that we believed had strong and/or improving fundamentals, attractive valuations and a catalyst for future positive relative price performance. We also continued to shift the Fund’s portfolio to areas of the market that our research suggested were particularly attractive. Throughout most of this time frame, the Fund emphasized domestic and global cyclical sectors and stocks that appeared to have solid fundamentals and attractive valuations in the context of a slowly improving global economic backdrop. Stocks that we sold generally faced an expected or actual deterioration in their fundamental earnings outlook, the realization or removal of the expected catalyst or excessive valuation.

As the stock market continued its strong advance throughout the reporting period, the Fund outperformed both the S&P 500® Index and its Lipper peers due to favorable security selection and successful sector weights. The Fund’s outperformance was the result of widespread success in stock selection during the reporting period, particularly in the consumer discretionary, industrials, financials, consumer staples, energy and materials sectors. On a sector basis, the Fund also benefited from overweights in several of the more cyclical sectors that outperformed during the reporting period, which included the consumer discretionary, industrials and financials sectors. We maintained the Fund’s overweights to these cyclical areas due to a number of factors, which included improving U.S. economic prospects, Europe’s emergence from an 18-month recession and China’s stabilizing economic growth. In addition, underweight positions in the more bond-like and stable sectors of consumer staples, telecommunications services and utilities proved helpful. We believed stocks in the staples, telecom and utilities sectors were overvalued, particularly as many investors continued to chase yields in the latter two areas. These sectors underperformed as investors digested better global economic growth data and Fed comments about reduced monetary stimulus in the United States.

The consumer discretionary sector was the best performing area for the Fund on a relative basis as four of the Fund’s holdings outperformed. The Fund continued to benefit from its position in leading U.S. electronics retailer Best Buy Co. Inc., which is currently in a restructuring phase. The company’s turnaround story continued as it reported stronger-than-expected second quarter results and domestic sales increased slightly. Priceline.com Inc., a leading on-line travel agency, also performed well. The company reported strong quarterly results in terms of revenues, earnings and gross bookings, while margins were not as pressured as the market had anticipated. Also, boat and marine engine manufacturer Brunswick Corporation continued to produce strong results. We had sold this stock after the company experienced a drop in demand during last spring’s cold and wet conditions; however, we bought back its shares after seeing more attractive data points for the firm and industry. Brunswick subsequently realized a resurgence in boat orders during the late summer and fall of 2013. In addition, the Fund benefited from its position in diversified consumer product manufacturer Jarden Corporation. The company, which produces a broad array of items such as skis, camping equipment and small appliances, continued to generate significant free cash flow, which its management used to make acquisitions and buy back shares.

Strength in the industrials sector was driven by positions in Boeing Company, Emerson Electric Company and Eaton Corporation PLC. We continued to hold the Fund’s Boeing position throughout the issues with its lithium ion battery on the company’s flagship Dreamliner airplane. We believed the company would benefit from secular demand for commercial aircrafts as global growth improved. Boeing subsequently announced a strong first-quarter earnings. The company continues to generate significant free cash flow as its new battery design has been accepted and the Dreamliner is back in production. In addition, the Fund benefited from a position in electrical products conglomerate Emerson

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

Electric, which we purchased at an attractive valuation. Emerson Electric has been rewarded as its strong management team executes well on its value-enhancing strategy, which includes divesting out of its non-core businesses. At the same time, the company is using its strong free cash flow to make acquisitions in its core business area. Eaton, a leading provider of electrical, hydraulic and mechanical power solutions, also performed well. The company completed its acquisition of competitor Cooper Industries PLC, which is proving favorable in terms of both revenue-generating and cost-saving synergies. Eaton also benefited from improving economic conditions in Europe as the company has heavy exposure to the region.

Within the financials sector, Bank of America Corp., which we originally bought at an attractive valuation, advanced on the heels of the company’s strong performance in 2012. The firm benefited from the settlement of several outstanding litigations, which has removed some of the uncertainty surrounding its stock price. In addition, Bank of America’s results were aided by the strong mortgage re-financing market and expectations that significant cost-cutting efforts would start positively impacting the company’s bottom line. Fund results were also enhanced by our ownership in multiple-line insurance and investment management company Lincoln National Corp. Its stock was also attractively valued when we purchased it, selling at below tangible book value. Lincoln National subsequently beat earnings expectations in the second quarter as the firm benefited from the strong equity market along with the recent rise in long-term interest rates. Offsetting some of the Fund’s strength in the financial sector, we owned a fairly large position in Capital One Financial Corporation, a diversified credit card and banking company that missed its fourth-quarter 2012 earnings estimates somewhat significantly. This was due to higher-than-expected integration expenses from recent acquisitions, higher increases in charge-offs and delinquencies from recently acquired credit card portfolios and increased marketing costs. The resulting decline in credit quality, which we haven’t seen for quite some time in a financial company, caused us to sell Capital One.

The Fund continued to experience strong results within the consumer staples sector from Tyson Foods Inc., a leading producer of protein food products. The company saw its stock continually revalued higher as retail meat prices remained robust and its largest input cost (grain) declined. These favorable trends led to higher margins and upward earnings revisions. We sold out of the Fund’s Tyson Foods position during the reporting period after posting solid gains in the stock.

Within the energy sector the Fund benefited from having no exposure to Exxon Mobil Corp., a large component of the S&P 500® Index. Exxon Mobil, which is considered to be the safest and most defensive name in its sector, could not keep up with the overall bull market or the strongly advancing energy sector. Additionally, underweight positions in two other defensive sectors, utilities and telecommunications services, also helped Fund performance. The Fund had virtually no exposure within the utilities sector during this reporting period, which proved beneficial as the increase in interest rates reduced the spread between utility dividend yields and the 10-year Treasury yield. In addition, stocks in the utilities and telecom sectors are trading near the high end of their five-year historical price-to-book value, making them appear less attractive from a valuation perspective, especially in the face of potentially higher long-term bond yields.

Overall results were positive in the materials sector, led by strong returns from LyondellBasell Industries, one of the world’s largest plastic, chemical and fuel producers. The company benefited from lower natural gas prices in the United States, which helped improve its margins, and its strong free cash flow generation, which it used to buy back stock. We ended up selling the Fund’s position in LyondellBasell after it performed well and reached our price target. However, one of the Fund’s few detractors during the reporting period was also found in the materials sector: fertilizer manufacturer CF Industries Holdings, Inc. This stock had previously performed very well for the Fund as the company benefited from the high usage of fertilizer during 2012’s drought conditions. During this fiscal year, CF Industries gave back

8	Nuveen Investments

some of its gains as the spring’s wet weather conditions led to less demand for fertilizer. This trend, combined with a tougher pricing environment and greater supply, caused us to sell out of the Fund’s position in CF Industries.

The Fund’s portfolio remains positioned for improving U.S. economic growth in 2014 via an overweight position in the consumer discretionary sector. We are positioned with an overweight to industrials in an attempt to benefit from better global economic growth as Europe continues to emerge from recession and China stabilizes. However, we will continue to closely monitor the risks facing the markets, specifically U.S. and global economic data, to ensure that this cyclical exposure is appropriate for the Fund’s portfolio. We remain optimistic that long-term interest rates in the U.S. will continue to rise modestly, which may put pressure on sectors that we still perceive as overvalued such as consumer staples, telecommunications services and utilities. We will continue to take into account these broader themes as we search for new ideas with attractive fundamentals, below average valuations and positive potential catalysts.

Nuveen Small Cap Select Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2013. The Fund’s Class A Shares at net asset value (NAV) underperformed both the Russell 2000® Index and the Lipper classification average over the twelve-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations of less than $3 billion at the time of purchase. During this reporting period, we continued to execute on our strategy of investing in well run, small-cap companies that we believe offer good value in order to generate competitive returns for the Fund. We continued to tap into our firm’s strong fundamental research capabilities in order to find what we believe to be the best ideas within the small-cap universe. These companies exhibit strong cash flows and attractive valuations, plus have identifiable, near-term catalysts that could be realized over the next 12-24 months.

Small-cap stocks produced strong returns as the overall backdrop for the asset class remained favorable during the Fund’s reporting period. The best performing segments of the market continued to include those areas with the greatest exposure to the strengthening U.S. economy. Cyclical sectors within the small-cap market led the way, including industrials, technology and consumer discretionary, while the more defensive sectors tied to the domestic economy, such as consumer staples and health care, also performed very well. However, cyclical sectors with more commodity price sensitivity such as materials lagged due to concerns about China’s slowing economy. Also, the interest rate sensitive utilities sector produced the weakest results after the Fed announced a potential tapering of its monetary policy sooner than the market expected, which drove interest rates higher.

While the Fund produced attractive absolute returns, it underperformed the Russell 2000® Index and the Lipper peer average primarily due to stock selection during the reporting period. The main detractors for the Fund were found in the consumer discretionary and technology sectors. In consumer discretionary, Ascena Retail Group Inc., a specialty retailer of apparel for women and ‘tween girls’, was the most notable underperformer as it lagged the rest of the specialty retail group. The company, which operates well-known store brands such as Dressbarn, Maurices and Justice, bought out the parent of Lane Bryant in 2012. As Ascena Retail attempted to improve Lane Bryant’s margins to levels

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

similar to its other stores, the turnaround story for this underperforming brand was taking longer than the market anticipated. In addition, specialty retailers in general suffered from overall weakness in the retail sector as consumers focused more on durable product purchases instead of apparel. We have continued to hold Ascena Retail as we believe its management team is one of the highest quality and most successful at company turnarounds in the industry. In the technology sector, almost all the Fund’s shortfall resulted from a position in Vocus Inc., an on-line, software-as-a-service (SaaS) marketing company. Shares of Vocus declined as its profitability dropped. After making a strategic acquisition in 2012, the company’s new product line continued to take longer than expected to gain traction. Although Vocus is in the attractive and growing SaaS segment, we sold the Fund’s position after the further weakening of company fundamentals.

In addition, Fund results were hampered by a poorly timed move into housing-related stocks in March. We added positions in two single-family home builders, Meritage Homes Corp. and TRI Pointe Homes Inc., after experiencing steadily improving housing data with the additional favorable backdrop of continued low interest rates. Subsequent to our purchases, the Fed began discussing a potential tapering of its quantitative easing program, causing a sudden spike in interest rates in the summer. The ensuing slowdown in the housing market caused both Meritage and TRI Pointe to sell off in meaningful ways. However, we continue to own both home builders as we believe the housing cycle is still in the early stages of its recovery.

Despite the shortfall versus the benchmarks, the Fund experienced a number of strong small-cap performers during the reporting period. Stock selection in the materials sector was a bright spot as our holdings benefited from increasing demand for their products and/or industry consolidation. The Fund’s top performer was U.S. Silica Holdings Inc., the leading producer and supplier of silica sand used by exploration and production companies in the energy space. U.S. Silica’s stock price marched steadily upward during the reporting period as the company benefited from strong pricing and improving volume trends. The Fund also benefited from ownership of containerboard and packaging firm Rock-Tenn Company, which continued to gain additional synergies from its Smurfit-Stone acquisition during the previous year. While we continue to own U.S. Silica in the Fund’s portfolio, we sold our position in Rock-Tenn as its valuation reached our target and its market capitalization post-acquisition has grown too large for this small-cap focused portfolio.

Strong stock selection in consumer staples was led by a position in Natural Grocers by Vitamin Cottage, Inc. This Colorado-based company, which operates a chain of stores that sell natural and organic groceries and dietary supplements in the western U.S., went public in the summer of 2012. Natural Grocers has consistently beat expectations for comparable-store sales, while continuing to open new locations and post strong earnings growth. Although we appreciate the secular growth theme surrounding the organic food retailing industry, we sold out of the Fund’s position in Natural Grocers due to valuation concerns.

Finally, in the health care sector, the Fund benefited from its position in Align Technology, Inc., a pioneer and leader in the invisible orthodontics market. Align Technology’s leading product, Invisalign, is a clear, removable orthodontic aligner used to straighten teeth. This company has benefited as it continues to drive sales deeper into the orthodontic space, including the teenage and overseas markets. We continue to own Align Technology in the Fund’s portfolio.

Mutual fund investing involves risk; principal loss is possible.

10	Nuveen Investments

Risk Considerations

Nuveen Large Cap Select Fund

Equity investments, such as those held by the Fund, are subject to market risk, derivatives risk, and common stock risk. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity. These risks are magnified in emerging markets.

Nuveen Small Cap Select Fund

Equity investments, such as those held by the Fund, are subject to market risk, derivatives risk, IPO risk, and common stock risk. Small-cap stocks are subject to greater volatility and liquidity risks. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity. These risks are magnified in emerging markets.

Nuveen Investments	11

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12	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following four pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Select Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2013

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	32.14%	15.20%	6.55%
Class A Shares at maximum Offering Price	24.53%	13.84%	5.92%
S&P 500® Index*	27.18%	15.17%	7.46%
Lipper Large-Cap Core Funds Classification Average*	26.63%	14.22%	7.02%

Class C Shares	31.08%	14.33%	5.73%
Class I Shares	32.43%	15.48%	6.83%

Average Annual Total Returns as of September 30, 2013 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	24.87%	10.03%	6.75%
Class A Shares at maximum Offering Price	17.71%	8.74%	6.12%
Class C Shares	23.96%	9.20%	5.92%
Class I Shares	25.22%	10.31%	7.02%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.41%	1.30%
Class C Shares	2.16%	2.05%
Class I Shares	1.16%	1.05%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2015, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 1.30%, 2.05% and 1.05%, for Class A, Class C and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Small Cap Select Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2013

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	31.74%	17.21%	8.61%
Class A Shares at maximum Offering Price	24.13%	15.84%	7.97%
Russell 2000® Index*	36.28%	17.04%	9.03%
Lipper Small-Cap Core Funds Classification Average*	34.76%	17.45%	9.16%

Class B Shares w/o CDSC	30.69%	16.35%	7.80%
Class B Shares w/CDSC	25.69%	16.24%	7.80%
Class C Shares	30.67%	16.32%	7.79%
Class R3 Shares	31.37%	16.94%	8.36%
Class I Shares	32.02%	17.51%	8.88%

Average Annual Total Returns as of September 30, 2013 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	22.24%	11.55%	9.22%
Class A Shares at maximum Offering Price	15.25%	10.23%	8.57%
Class B Shares w/o CDSC	21.26%	10.70%	8.40%
Class B Shares w/CDSC	16.44%	10.57%	8.40%
Class C Shares	21.23%	10.70%	8.40%
Class R3 Shares	21.86%	11.25%	8.97%
Class I Shares	22.44%	11.81%	9.49%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.36%
Class B Shares	2.11%
Class C Shares	2.11%
Class R3 Shares	1.61%
Class I Shares	1.11%

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	17

Holding Summaries October 31, 2013

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Large Cap Select Fund

Portfolio Allocation1

Common Stocks	98.4%
Short-Term Investments	1.6%
Other[3]	(0.0)%	[2]

Portfolio Composition1

Software	8.4%
Computers & Peripherals	6.4%
Specialty Retail	6.2%
Oil, Gas & Consumable Fuels	6.1%
Diversified Financial Services	6.0%
Industrial Conglomerates	4.3%
Commercial Banks	4.2%
Electrical Equipment	3.9%
Household Durables	3.7%
Pharmaceuticals	3.5%
Chemicals	3.4%
Health Care Equipment & Supplies	3.1%
Media	2.9%
Biotechnology	2.8%
Insurance	2.8%
Machinery	2.7%
Internet Software & Services	2.7%
Energy Equipment & Services	2.3%
Multiline Retail	2.3%
Leisure Equipment & Products	2.2%
Short-Term Investments	1.6%
Other[4]	18.5%

Top Five Common Stock Holdings1

Apple, Inc.	4.0%
Microsoft Corporation	3.2%
General Electric Company	2.8%
Google Inc., Class A	2.7%
Pfizer Inc.	2.3%

1	As a percentage of net assets. Holdings are subject to change.

2	Rounds to less than (0.1)%.

3	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments.

4	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments and all industries less than 2.2% of net assets.

18	Nuveen Investments

Nuveen Small Cap Select Fund

Portfolio Allocation1

Common Stocks	98.5%
Short-Term Investments	2.5%
Other[2]	(1.0)%

Portfolio Composition1

Commercial Banks	7.0%
Real Estate Investment Trust	5.7%
Specialty Retail	5.3%
Health Care Equipment & Supplies	5.2%
Capital Markets	4.5%
Machinery	4.1%
IT Services	3.9%
Semiconductors & Equipment	3.8%
Oil, Gas & Consumable Fuels	3.6%
Food Products	3.5%
Software	3.5%
Communications Equipment	3.3%
Household Durables	3.3%
Construction & Engineering	3.2%
Insurance	3.0%
Biotechnology	3.0%
Aerospace & Defense	2.7%
Health Care Providers & Services	2.5%
Hotels, Restaurants & Leisure	2.4%
Distributors	2.2%
Electronic Equipment & Instruments	2.0%
Short-Term Investments	2.5%
Other[3]	19.8%

Top Five Common Stock Holdings1

East West Bancorp Inc.	2.0%
Waddell & Reed Financial Inc., Class A	1.8%
Treehouse Foods Inc.	1.8%
Energy XXI Ltd.	1.7%
Euronet Worldwide, Inc.	1.7%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments.

3	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments and all industries less than 2.0%.

Nuveen Investments	19

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Large Cap Select Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (5/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/13)	$1,146.10	$1,141.50	$1,147.70	$1,018.50	$1,014.77	$1,019.76
Expenses Incurred During Period	$7.19	$11.17	$5.85	$6.77	$10.51	$5.50

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.33%, 2.07% and 1.08% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Small Cap Select Fund

	Actual Performance					Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (5/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/13)	$1,168.90	$1,164.40	$1,163.80	$1,167.60	$1,170.60	$1,018.45	$1,014.62	$1,014.62	$1,017.14	$1,019.71
Expenses Incurred During Period	$7.33	$11.46	$11.45	$8.74	$5.96	$6.82	$10.66	$10.66	$8.13	$5.55

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.34%, 2.10%, 2.10%, 1.60% and 1.09% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

20	Nuveen Investments

Report of Independent Registered

Public Accounting Firm

To the Board of Directors and Shareholders of

Nuveen Investment Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Large Cap Select Fund and Nuveen Small Cap Select Fund (each a series of the Nuveen Investment Funds, Inc., hereinafter referred to as the “Funds”) at October 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the Funds for the years ended October 31, 2011 and prior were audited by other independent auditors whose report dated December 28, 2011 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

December 27, 2013

Nuveen Investments	21

Portfolio of Investments October 31, 2013

Nuveen Large Cap Select Fund

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 115.5%

	COMMON STOCKS – 98.4%

	Aerospace & Defense – 2.0%

6,059	Boeing Company	$790,700

	Airlines – 1.3%

20,121	Delta Air Lines, Inc., (2)	530,792

	Auto Components – 1.1%

4,096	BorgWarner Inc., (2)	422,420

	Automobiles – 1.0%

4,780	Daimler AG, (2)	390,765

	Biotechnology – 2.8%

3,248	Celgene Corporation, (3)	482,296

9,021	Gilead Sciences, Inc., (2), (3)	640,401
	Total Biotechnology	1,122,697

	Capital Markets – 1.0%

14,054	Morgan Stanley	403,771

	Chemicals – 3.4%

5,128	Monsanto Company	537,825

2,593	PPG Industries, Inc.	473,430

3,730	WR Grace & Company, (3)	341,892
	Total Chemicals	1,353,147

	Commercial Banks – 4.2%

10,874	BNP Paribas SA, (2)	402,229

22,241	Fifth Third Bancorp.	423,246

87,421	Lloyds TSB Group PLC, (2), (3)	439,728

40,450	Regions Financial Corporation	389,534
	Total Commercial Banks	1,654,737

	Commercial Services & Supplies – 1.2%

23,042	Pitney Bowes Inc., (2)	491,716

	Communications Equipment – 1.4%

24,004	Cisco Systems, Inc.	540,090

	Computers & Peripherals – 6.4%

3,046	Apple, Inc.	1,591,078

20,316	Hewlett-Packard Company	495,101

22	Nuveen Investments

Shares	Description (1)	Value

	Computers & Peripherals (continued)

6,449	Western Digital Corporation	$449,044
	Total Computers & Peripherals	2,535,223

	Consumer Finance – 1.0%

15,845	SLM Corporation	401,988

	Diversified Financial Services – 6.0%

55,117	Bank of America Corporation	769,433

17,059	Citigroup Inc.	832,138

14,830	JPMorgan Chase & Co.	764,338
	Total Diversified Financial Services	2,365,909

	Electrical Equipment – 3.9%

5,692	Eaton Corporation PLC	401,628

9,753	Emerson Electric Company	653,158

4,354	Rockwell Automation, Inc., (2)	480,725
	Total Electrical Equipment	1,535,511

	Energy Equipment & Services – 2.3%

7,459	Halliburton Company	395,551

5,501	Schlumberger Limited	515,554
	Total Energy Equipment & Services	911,105

	Food Products – 1.4%

16,744	Mondelez International Inc., Class A	563,268

	Health Care Equipment & Supplies – 3.1%

28,384	Boston Scientific Corporation, (3)	331,809

7,351	Saint Jude Medical Inc., (2)	421,874

6,430	Stryker Corporation	474,920
	Total Health Care Equipment & Supplies	1,228,603

	Household Durables – 3.7%

8,275	Jarden Corporation, (3)	458,104

4,167	Mohawk Industries Inc., (3)	551,794

3,118	Whirlpool Corporation	455,259
	Total Household Durables	1,465,157

	Industrial Conglomerates – 4.3%

8,440	Danaher Corporation	608,440

41,798	General Electric Company	1,092,600
	Total Industrial Conglomerates	1,701,040

	Insurance – 2.8%

11,476	Lincoln National Corporation	521,125

7,158	Prudential Financial, Inc.	582,590
	Total Insurance	1,103,715

Nuveen Investments	23

Portfolio of Investments October 31, 2013

Nuveen Large Cap Select Fund (continued)

Shares	Description (1)	Value

	Internet & Catalog Retail – 1.1%

421	priceline.com Incorporated, (3)	$443,662

	Internet Software & Services – 2.7%

1,028	Google Inc., Class A, (3)	1,059,433

	IT Services – 1.8%

966	MasterCard, Inc., Class A	692,719

	Leisure Equipment & Products – 2.2%

9,383	Brunswick Corporation, (2)	423,455

3,445	Polaris Industries Inc., (2)	451,123
	Total Leisure Equipment & Products	874,578

	Life Sciences Tools & Services – 1.1%

8,456	Agilent Technologies, Inc.	429,227

	Machinery – 2.7%

6,305	Caterpillar Inc.	525,585

7,048	Illinois Tool Works, Inc.	555,312
	Total Machinery	1,080,897

	Media – 2.9%

14,910	Comcast Corporation, Class A	709,418

2,922	Liberty Media Corporation, (3)	446,803
	Total Media	1,156,221

	Multiline Retail – 2.3%

7,766	Kohl’s Corporation, (2)	441,109

9,909	Macy’s, Inc.	456,904
	Total Multiline Retail	898,013

	Office Electronics – 1.0%

40,722	Xerox Corporation	404,777

	Oil, Gas & Consumable Fuels – 6.1%

6,731	Anadarko Petroleum Corporation	641,397

5,105	Chevron Corporation	612,396

7,980	Cobalt International Energy, Inc., (2), (3)	185,216

15,677	Marathon Oil Corporation	552,771

4,358	Occidental Petroleum Corporation	418,717
	Total Oil, Gas & Consumable Fuels	2,410,497

	Paper & Forest Products – 1.0%

8,908	International Paper Company	397,386

	Pharmaceuticals – 3.5%

30,166	Pfizer Inc.	925,493

14,738	Zoetis Incorporated	466,605
	Total Pharmaceuticals	1,392,098

24	Nuveen Investments

Shares	Description (1)	Value

	Professional Services – 1.1%

11,418	Nielsen Holdings BV, (2)	$450,326

	Software – 8.4%

10,147	Adobe Systems Incorporated, (3)	549,967

12,910	Autodesk, Inc., (3)	515,238

17,287	CA Inc.	549,035

35,576	Microsoft Corporation	1,257,612

20,291	Symantec Corporation	461,417
	Total Software	3,333,269

	Specialty Retail – 6.2%

9,180	Abercrombie & Fitch Co., Class A, (2)	344,066

9,214	Best Buy Co., Inc.	394,359

9,270	Foot Locker, Inc., (2)	321,669

16,926	Lowe’s Companies, Inc., (2)	842,576

32,929	Staples, Inc., (2)	530,815
	Total Specialty Retail	2,433,485
	Total Common Stocks (cost $32,098,538)	38,968,942

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 17.1%

	Money Market Funds – 17.1%

6,758,245	Mount Vernon Securities Lending Prime Portfolio, 0.177%, (4), (5)	$6,758,245
	Total Investments Purchased with Collateral from Securities Lending (cost $6,758,245)	6,758,245
	Total Long-Term Investments (cost $38,856,783)	45,727,187

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 1.6%

	Money Market Funds – 1.6%

626,846	First American Treasury Obligations Fund, Class Z, 0.000%, (4)	$626,846

	Total Short-Term Investments (cost $626,846)	626,846
	Total Investments (cost $39,483,629) – 117.1%	46,354,033
	Other Assets Less Liabilities – (17.1)%	(6,766,240)
	Net Assets – 100%	$39,587,793

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $6,499,177.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

See accompanying notes to financial statements.

Nuveen Investments	25

Portfolio of Investments October 31, 2013

Nuveen Small Cap Select Fund

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 111.2%

	COMMON STOCKS – 98.5%

	Aerospace & Defense – 2.7%

294,487	Orbital Sciences Corporation, (2)	$6,793,815

81,828	Triumph Group Inc., (3)	5,862,976
	Total Aerospace & Defense	12,656,791

	Biotechnology – 3.0%

13,223	Aegerion Pharmaceuticals Inc., (2)	1,095,129

30,363	Alnylam Pharmaceuticals, Inc., (2)	1,749,212

50,720	Celldex Therapeutics, Inc., (2), (3)	1,161,995

84,486	Cepheid, Inc., (2), (3)	3,440,270

45,604	Cubist Pharmaceuticals Inc., (2)	2,827,448

68,466	ISIS Pharmaceuticals, Inc., (2), (3)	2,277,864

53,006	NPS Pharmaceuticals, Inc., (2)	1,525,513
	Total Biotechnology	14,077,431

	Capital Markets – 4.5%

131,976	Evercore Partners Inc., Class A, (3)	6,660,829

533,070	Pennantpark Investment Corporation	6,002,368

140,886	Waddell & Reed Financial Inc., Class A	8,699,711
	Total Capital Markets	21,362,908

	Chemicals – 1.6%

316,770	Chemtura Corporation, (2)	7,760,865

	Commercial Banks – 7.0%

94,383	Banner Corporation	3,611,094

490,290	Cardinal Financial Corporation, (3)	8,089,785

282,986	East West Bancorp Inc.	9,533,798

248,191	Glacier Bancorp, Inc., (3)	6,857,517

99,030	Texas Capital BancShares, Inc., (2)	5,154,512
	Total Commercial Banks	33,246,706

	Communications Equipment – 3.3%

332,728	IXIA, (2)	4,718,083

391,737	JDS Uniphase Corporation, (2)	5,127,837

140,468	Plantronics Inc.	6,031,696
	Total Communications Equipment	15,877,616

26	Nuveen Investments

Shares	Description (1)	Value

	Construction & Engineering – 3.2%

182,996	MasTec Inc., (2), (3)	$5,850,382

225,543	MYR Group Inc., (2)	5,965,612

133,509	Primoris Services Corporation	3,476,574
	Total Construction & Engineering	15,292,568

	Distributors – 2.2%

96,014	Core-Mark Holding Company, Inc.	6,791,070

64,298	Pool Corporation	3,496,525
	Total Distributors	10,287,595

	Diversified Consumer Services – 1.4%

110,485	Capella Education Company, (2)	6,730,746

	Diversified Telecommunication Services – 0.8%

563,416	Cbeyond Inc., (2)	3,628,399

	Electric Utilities – 1.0%

128,282	UIL Holdings Corporation	4,941,423

	Electrical Equipment – 1.5%

98,462	Regal-Beloit Corporation	7,220,218

	Electronic Equipment & Instruments – 2.0%

418,004	Newport Corporation, (2)	6,633,723

45,473	Rogers Corporation, (2)	2,772,034
	Total Electronic Equipment & Instruments	9,405,757

	Energy Equipment & Services – 1.9%

83,701	Atwood Oceanics Inc., (2), (3)	4,447,034

673,796	Parker Drilling Company, (2), (3)	4,851,331
	Total Energy Equipment & Services	9,298,365

	Food Products – 3.5%

138,087	Boulder Brands Inc., (2), (3)	2,263,246

548,624	SunOpta, Inc., (2), (3)	5,908,680

114,922	Treehouse Foods Inc., (2)	8,419,186
	Total Food Products	16,591,112

	Gas Utilities – 0.8%

91,613	Atmos Energy Corporation, (3)	4,055,708

	Health Care Equipment & Supplies – 5.2%

79,716	Align Technology, Inc., (2), (3)	4,548,595

150,107	Integra Lifesciences Holdings Corporation, (2), (3)	6,871,898

372,551	Merit Medical Systems, Inc., (2)	5,957,090

171,165	Thoratec Corporation, (2)	7,392,616
	Total Health Care Equipment & Supplies	24,770,199

Nuveen Investments	27

Portfolio of Investments October 31, 2013

Nuveen Small Cap Select Fund (continued)

Shares	Description (1)	Value

	Health Care Providers & Services – 2.5%

209,855	HealthSouth Corporation	$7,368,009

41,327	Medax Inc., (2)	4,505,470
	Total Health Care Providers & Services	11,873,479

	Hotels, Restaurants & Leisure – 2.4%

137,856	Life Time Fitness Inc., (2), (3)	6,261,420

190,162	Texas Roadhouse, Inc.	5,214,242
	Total Hotels, Restaurants & Leisure	11,475,662

	Household Durables – 3.3%

212,569	La Z Boy Inc.	4,906,093

158,886	Meritage Corporation, (2), (3)	7,211,836

236,030	Tri Pointe Homes, Incorporated, (2), (3)	3,757,598
	Total Household Durables	15,875,527

	Insurance – 3.0%

235,046	American Equity Investment Life Holding Company, (3)	4,898,359

245,599	CNO Financial Group Inc.	3,826,432

516,782	Maiden Holdings, Ltd	5,658,763
	Total Insurance	14,383,554

	Internet Software & Services – 1.8%

180,146	Constant Contact Inc., (2)	4,667,583

146,539	Web.com, Inc., (2)	3,949,226
	Total Internet Software & Services	8,616,809

	IT Services – 3.9%

188,124	Euronet Worldwide, Inc., (2)	8,164,582

369,188	ServiceSource International Inc., (2)	3,994,614

339,920	Sykes Enterprises Inc., (2)	6,363,302
	Total IT Services	18,522,498

	Leisure Equipment & Products – 1.2%

131,166	Brunswick Corporation, (3)	5,919,522

	Machinery – 4.1%

146,785	Actuant Corporation, Class A	5,513,245

224,217	Altra Industrial Motion, Inc.	6,809,470

125,302	Harsco Corporation	3,493,420

257,422	Titan International Inc., (3)	3,732,619
	Total Machinery	19,548,754

	Metals & Mining – 0.8%

109,443	US Silica Holdings Inc., (3)	3,810,805

	Oil, Gas & Consumable Fuels – 3.6%

139,591	Delek US Holdings Inc.	3,566,550

28	Nuveen Investments

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

282,253	Energy XXI Ltd.	$8,202,272

231,393	Goodrich Petroleum Corporation, (2)	5,412,282
	Total Oil, Gas & Consumable Fuels	17,181,104

	Paper & Forest Products – 1.0%

55,562	Domtar Corporation	4,706,657

	Pharmaceuticals – 0.8%

50,805	Salix Pharmaceuticals Limited, (2)	3,645,259

	Professional Services – 1.8%

398,513	CBIZ Inc., (2), (3)	3,251,866

221,671	TrueBlue Inc., (2), (3)	5,475,274
	Total Professional Services	8,727,140

	Real Estate Investment Trust – 5.7%

199,206	CubeSmart	3,639,494

63,308	EastGroup Properties Inc., (3)	4,030,187

165,961	LaSalle Hotel Properties	5,153,089

646,596	MFA Mortgage Investments, Inc.	4,791,276

147,660	National Retail Properties, Inc., (3)	5,079,504

54,368	PS Business Parks Inc., (3)	4,430,448
	Total Real Estate Investment Trust	27,123,998

	Road & Rail – 1.3%

148,348	Con-Way, Inc.	6,111,938

	Semiconductors & Equipment – 3.8%

741,176	Integrated Device Technology, Inc., (2), (3)	7,886,113

140,306	MKS Instruments Inc.	4,158,670

188,337	Semtech Corporation, (2)	5,859,164
	Total Semiconductors & Equipment	17,903,947

	Software – 3.5%

137,995	Aspen Technology Inc., (2)	5,275,549

100,164	Guidewire Software Incorporated, (2)	5,080,318

177,568	Synchronoss Technologies, Inc., (2), (3)	6,147,404
	Total Software	16,503,271

	Specialty Retail – 5.3%

208,553	Ann Inc., (2)	7,374,434

274,021	Ascena Retail Group Inc., (2)	5,422,876

227,207	Kirkland’s, Inc., (2)	4,032,924

134,046	Tile Shop Holdings Inc., (2)	2,993,247

183,446	Zumiez, Inc., (2)	5,437,339
	Total Specialty Retail	25,260,820

Nuveen Investments	29

Portfolio of Investments October 31, 2013

Nuveen Small Cap Select Fund (continued)

Shares	Description (1)	Value

	Textiles, Apparel & Luxury Goods – 1.5%

123,949	G III Apparel Group, Limited, (2)	$7,030,387

	Thrifts & Mortgage Finance – 1.6%

489,364	Everbank Financial Corporation	7,399,185
	Total Common Stocks (cost $355,916,516)	468,824,723

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 12.7%

	Money Market Funds – 12.7%

60,686,692	Mount Vernon Securities Lending Prime Portfolio, 0.177%, (4), (5)	$60,686,692
	Total Investments Purchased with Collateral from Securities Lending (cost $60,686,692)	60,686,692
	Total Long-Term Investments (cost $416,603,208)	529,511,415

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 2.5%

	Money Market Funds – 2.5%

12,076,801	First American Treasury Obligations Fund, Class Z, 0.000%, (4)	$12,076,801

	Total Short-Term Investments (cost $12,076,801)	12,076,801
	Total Investments (cost $428,680,009) – 113.7%	541,588,216
	Other Assets Less Liabilities – (13.7)%	(65,447,346)
	Net Assets – 100%	$476,140,870

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $58,030,706.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

See accompanying notes to financial statements.

30	Nuveen Investments

Statement of

Assets and Liabilities October 31, 2013

	Large Cap Select	Small Cap Select
Assets
Investments, at value (cost $32,725,384 and $367,993,317, respectively)	$39,595,788	$480,901,524
Investment purchased with collateral from securities lending, at value (cost approximates value)	6,758,245	60,686,692
Receivable for:
Dividends	15,478	142,527
Due from broker	1,066	33,338
Investments sold	—	3,261,050
Shares sold	23,359	1,022,025
Other assets	3,179	11,468
Total assets	46,397,115	546,058,624
Liabilities
Payable for:
Collateral from securities lending program	6,758,245	60,686,692
Investments purchased	—	7,472,461
Shares redeemed	14,536	1,140,320
Accrued expenses:
Directors fees	303	13,576
Management fees	26,194	356,294
12b-1 distribution and service fees	1,314	52,880
Other	8,730	195,531
Total liabilities	6,809,322	69,917,754
Net assets	$39,587,793	$476,140,870
Class A Shares
Net assets	$4,625,374	$161,488,048
Shares outstanding	262,133	10,753,463
Net asset value per share	$17.65	$15.02
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$18.73	$15.94
Class B Shares
Net assets	N/A	$1,585,011
Shares outstanding	N/A	145,328
Net asset value and offering price per share	N/A	$10.91
Class C Shares
Net assets	$518,338	$10,330,708
Shares outstanding	31,044	794,502
Net asset value and offering price per share	$16.70	$13.00
Class R3 Shares
Net assets	N/A	$19,673,498
Shares outstanding	N/A	1,358,032
Net asset value and offering price per share	N/A	$14.49
Class I Shares
Net assets	$34,444,081	$283,063,605
Shares outstanding	1,936,675	16,914,944
Net asset value and offering price per share	$17.79	$16.73
Net assets consist of:
Capital paid-in	$96,662,706	$326,486,494
Undistributed (Over-distribution of) net investment income	178,209	1,290,550
Accumulated net realized gain (loss)	(64,123,526)	35,455,619
Net unrealized appreciation (depreciation)	6,870,404	112,908,207
Net assets	$39,587,793	$476,140,870
Authorized shares – per class	2 billion	2 billion
Par value per share	$0.0001	$0.0001

N/A –	Fund does not offer share class. At the close of business on March 4, 2013, Large Cap Select liquidated all of its Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	31

Statement of

Operations Year Ended October 31, 2013

	Large Cap Select	Small Cap Select
Investment Income
Dividend and interest income (net of foreign tax withheld of $6,100 and $–, respectively)	$667,846	$5,729,091
Securities lending income, net	12,275	381,112
Total investment income	680,121	6,110,203
Expenses
Management fees	283,218	4,064,982
12b-1 service fees – Class A	9,025	397,029
12b-1 distribution and service fees – Class B	N/A	17,661
12b-1 distribution and service fees – Class C	2,789	100,209
12b-1 distribution and service fees – Class R3(1)	184	93,489
Shareholder servicing agent fees and expenses	22,965	690,882
Custodian fees and expenses	17,694	85,558
Directors fees and expenses	1,139	11,920
Professional fees	18,282	26,451
Shareholder reporting expenses	9,723	15,110
Federal and state registration fees	50,038	70,798
Other expenses	5,319	27,603
Total expenses before fee waiver/expense reimbursement	420,376	5,601,692
Fee waiver/expense reimbursement	—	(43,537)
Net expenses	420,376	5,558,155
Net investment income (loss)	259,745	552,048
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	6,822,162	39,316,560
Change in net unrealized appreciation (depreciation) of investments	3,522,974	87,302,103
Net realized and unrealized gain (loss)	10,345,136	126,618,663
Net increase (decrease) in net assets from operations	$10,604,881	$127,170,711
N/A –	Fund does not offer share class.
(1) –	At the close of business on March 4, 2013, Large Cap Select liquidated all of its Class R3 Shares.

See accompanying notes to financial statements.

32	Nuveen Investments

Statement of

Changes in Net Assets

	Large Cap Select		Small Cap Select
	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/13	Year Ended 10/31/12
Operations
Net investment income (loss)	$259,745	$227,174	$552,048	$(1,438,470)
Net realized gain (loss) from:
Investments	6,822,162	5,458,240	39,316,560	72,006,971
Futures contracts	—	—	—	1,762,906
Change in net unrealized appreciation (depreciation) of investments	3,522,974	476,212	87,302,103	(482,307)
Net increase (decrease) in net assets from operations	10,604,881	6,161,626	127,170,711	71,849,100
Distributions to Shareholders
From net investment income:
Class A	(14,322)	—	—	—
Class B	N/A	N/A	—	—
Class C	—	—	—	—
Class R3(1)	(250)	—	—	—
Class I	(234,154)	(49,038)	—	—
From accumulated net realized gains:
Class A	—	—	(24,007,903)	(6,635,027)
Class B	N/A	N/A	(393,486)	(85,210)
Class C	—	—	(1,721,258)	(355,958)
Class R3(1)	—	—	(2,881,156)	(488,508)
Class I	—	—	(37,556,779)	(5,892,281)
Decrease in net assets from distributions to shareholders	(248,726)	(49,038)	(66,560,582)	(13,456,984)
Fund Share Transactions
Proceeds from sale of shares	3,323,471	2,708,944	82,630,379	104,005,532
Proceeds from shares issued to shareholders due to reinvestment of distributions	132,143	22,258	59,872,466	12,262,815
	3,455,614	2,731,202	142,502,845	116,268,347
Cost of shares redeemed	(12,002,875)	(32,611,841)	(174,831,672)	(313,697,046)
Net increase (decrease) in net assets from Fund share transactions	(8,547,261)	(29,880,639)	(32,328,827)	(197,428,699)
Net increase (decrease) in net assets	1,808,894	(23,768,051)	28,281,302	(139,036,583)
Net assets at the beginning of period	37,778,899	61,546,950	447,859,568	586,896,151
Net assets at the end of period	$39,587,793	$37,778,899	$476,140,870	$447,859,568
Undistributed (Over-distribution of) net investment income at the end of period	$178,209	$167,190	$1,290,550	$(18,982)

N/A –	Fund does not offer share class.
(1)	At the close of business on March 4, 2013, Large Cap Select liquidated all of its Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	33

Financial

Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)		Investment Operations			Less Distributions
LARGE CAP SELECT
Year Ended October 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (1/03)
2013	$13.42	$.07	$4.22	$4.29	$(.06)	$—	$(.06)	$17.65
2012	11.73	.03	1.66	1.69	—	—	—	13.42
2011	11.65	(.02)	.10	.08	—	—	—	11.73
2010	9.80	(.01)	1.92	1.91	(.06)	—	(.06)	11.65
2009	8.83	.04	.97	1.01	(.04)	—	(.04)	9.80
Class C (1/03)
2013	12.73	(.05)	4.02	3.97	—	—	—	16.70
2012	11.21	(.06)	1.58	1.52	—	—	—	12.73
2011	11.22	(.11)	.10	(.01)	—	—	—	11.21
2010	9.46	(.08)	1.84	1.76	—	—	—	11.22
2009	8.56	(.02)	.93	.91	(.01)	—	(.01)	9.46
Class I (1/03)
2013	13.52	.11	4.26	4.37	(.10)	—	(.10)	17.79
2012	11.80	.07	1.66	1.73	(.01)	—	(.01)	13.52
2011	11.71	.01	.10	.11	(.02)	—	(.02)	11.80
2010	9.85	.02	1.92	1.94	(.08)	—	(.08)	11.71
2009	8.87	.07	.96	1.03	(.05)	—	(.05)	9.85

34	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

32.14%	$4,625	1.33%	.43%	1.33%	.43%	117%
14.41	2,924	1.43	.26	1.43	.26	127
.69	2,938	1.20	(.18)	1.20	(.18)	139
19.49	3,487	1.32	(.06)	1.32	(.06)	140
11.54	3,292	1.29	.52	1.29	.52	185

31.08	518	2.07	(.34)	2.07	(.34)	117
13.65	195	2.18	(.49)	2.18	(.49)	127
(.09)	183	1.95	(.90)	1.95	(.90)	139
18.60	175	2.07	(.79)	2.07	(.79)	140
10.64	186	2.05	(.23)	2.05	(.23)	185

32.43	34,444	1.08	.72	1.08	.72	117
14.79	34,554	1.18	.54	1.18	.54	127
.89	58,314	.95	.07	.95	.07	139
19.75	130,803	1.07	.21	1.07	.21	140
11.81	147,231	1.04	.82	1.04	.82	185

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	35

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)		Investment Operations			Less Distributions
SMALL CAP SELECT
Year Ended October 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (5/92)
2013	$13.54	$— *	$3.63	$3.63	$—	$(2.15)	$(2.15)	$15.02
2012	12.44	(.05)	1.45	1.40	—	(.30)	(.30)	13.54
2011	11.72	(.09)	.81	.72	—	—	—	12.44
2010	9.53	(.05)	2.24	2.19	—	—	—	11.72
2009	8.27	(.01)	1.27	1.26	—	—	—	9.53
Class B (3/95)
2013	10.49	(.07)	2.64	2.57	—	(2.15)	(2.15)	10.91
2012	9.77	(.12)	1.14	1.02	—	(.30)	(.30)	10.49
2011	9.27	(.15)	.65	.50	—	—	—	9.77
2010	7.60	(.10)	1.77	1.67	—	—	—	9.27
2009	6.64	(.05)	1.01	.96	—	—	—	7.60
Class C (9/01)
2013	12.09	(.09)	3.15	3.06	—	(2.15)	(2.15)	13.00
2012	11.22	(.13)	1.30	1.17	—	(.30)	(.30)	12.09
2011	10.65	(.17)	.74	.57	—	—	—	11.22
2010	8.73	(.12)	2.04	1.92	—	—	—	10.65
2009	7.63	(.06)	1.16	1.10	—	—	—	8.73
Class R3 (1/94)
2013	13.17	(.03)	3.50	3.47	—	(2.15)	(2.15)	14.49
2012	12.13	(.08)	1.42	1.34	—	(.30)	(.30)	13.17
2011	11.46	(.12)	.79	.67	—	—	—	12.13
2010	9.34	(.08)	2.20	2.12	—	—	—	11.46
2009	8.12	(.03)	1.25	1.22	—	—	—	9.34
Class I (5/92)
2013	14.82	.04	4.02	4.06	—	(2.15)	(2.15)	16.73
2012	13.54	(.02)	1.60	1.58	—	(.30)	(.30)	14.82
2011	12.73	(.06)	.87	.81	—	—	—	13.54
2010	10.33	(.03)	2.44	2.41	(.01)	—	(.01)	12.73
2009	8.94	.02	1.37	1.39	—	—	—	10.33

36	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

31.74%	$161,488	1.34%	(.01)%	1.33%	— %**	78%
11.62	155,624	1.36	(.49)	1.28	(.41)	71
6.14	275,994	1.34	(.74)	1.30	(.70)	69
22.98	339,826	1.25	(.49)	1.24	(.48)	88
15.24	295,348	1.26	(.09)	1.26	(.09)	99

30.69	1,585	2.09	(.74)	2.08	(.73)	78
10.88	2,032	2.11	(1.21)	2.03	(1.13)	71
5.39	2,866	2.09	(1.51)	2.05	(1.45)	69
21.97	3,925	2.00	(1.23)	1.99	(1.22)	88
14.46	5,511	2.01	(.80)	2.01	(.80)	99

30.67	10,331	2.09	(.75)	2.08	(.74)	78
10.81	10,058	2.11	(1.21)	2.03	(1.13)	71
5.35	14,009	2.09	(1.50)	2.05	(1.45)	69
21.99	17,393	2.00	(1.24)	1.99	(1.23)	88
14.42	16,938	2.01	(.80)	2.01	(.80)	99

31.37	19,673	1.59	(.25)	1.58	(.25)	78
11.42	18,386	1.61	(.69)	1.53	(.61)	71
5.85	20,044	1.60	(1.00)	1.55	(.95)	69
22.70	18,047	1.50	(.72)	1.49	(.71)	88
15.02	24,701	1.51	(.31)	1.51	(.31)	99

32.02	283,064	1.09	.24	1.08	.25	78
12.01	261,760	1.11	(.19)	1.03	(.11)	71
6.36	273,983	1.09	(.49)	1.05	(.45)	69
23.30	400,042	1.00	(.24)	.99	(.23)	88
15.55	322,658	1.01	.19	1.01	.19	99

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $.01 per share.
**	Rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	37

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Large Cap Select Fund (“Large Cap Select”) and Nuveen Small Cap Select Fund (“Small Cap Select”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the state of Maryland on August 20, 1987.

Investment Adviser

On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Fund Information

Large Cap Select’s investment objective is capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of large-capitalization companies, defined as companies that have market capitalizations of $5 billion or greater at the time of purchase. At the close of business on March 4, 2013, the Fund liquidated all of its Class R3 Shares, and are no longer offered for sale.

Small Cap Select’s investment objective is capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of small-capitalization companies, defined as companies that have market capitalizations of less than $3 billion at the time of purchase.

Each Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of non-U.S. issuers. Each Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of non-U.S. issuers and in dollar-denominated equity securities of non-U.S. issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of each Fund’s total assets may be invested in equity securities of emerging market issuers. Each Fund also may invest in options, futures contracts, options on futures contracts and forward foreign currency exchanges contracts (“derivatives”) to manage market or business risk, enhance its return or hedge against adverse movements in currency exchange rates.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

38	Nuveen Investments

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Funds may receive distributions from holdings in Real Estate Investment Trusts (“REITs”). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the REIT shareholder. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. The actual character of distributions to Fund shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Fund shareholder may represent a return of capital.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Small Cap Select will issue Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Nuveen Investments	39

Notes to Financial Statements (continued)

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

40	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Large Cap Select	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$38,968,942	$—	$—	$38,968,942
Investments Purchased with Collateral from Securities Lending	6,758,245	—	—	6,758,245
Short-Term Investments:
Money Market Funds	626,846	—	—	626,846
Total	$46,354,033	$—	$—	$46,354,033

Small Cap Select	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$468,824,723	$—	$—	$468,824,723
Investments Purchased with Collateral from Securities Lending	60,686,692	—	—	60,686,692
Short-Term Investments:
Money Market Funds	12,076,801	—	—	12,076,801
Total	$541,588,216	$—	$—	$541,588,216
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in

Nuveen Investments	41

Notes to Financial Statements (continued)

foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments and derivatives are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable.

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. Each Fund’s policy is to receive cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program” on the Statement of Assets and Liabilities. The adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below 102%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

The Funds’ custodian serves as the securities lending agent for the Funds. Each Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending” on the Statement of Assets and Liabilities.

Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income, net.” Securities lending fees paid by each Fund during the fiscal year ended October 31, 2013, were as follows:

	Large Cap Select	Small Cap Select
Securities lending fees paid	$1,679	$69,294

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended October 31, 2013.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the

42	Nuveen Investments

custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Large Cap Select
	Year Ended 10/31/13		Year Ended 10/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	86,580	$1,345,676	25,332	$331,639
Class C	26,018	403,346	1,390	17,576
Class R3(1)	1,190	16,638	1,045	13,038
Class I	97,759	1,557,811	197,949	2,346,691
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,055	14,175	—	—
Class C	—	—	—	—
Class R3(1)	19	251	—	—
Class I	8,707	117,717	1,891	22,258
	221,328	3,455,614	227,607	2,731,202
Shares redeemed:
Class A	(43,427)	(662,562)	(57,942)	(729,523)
Class C	(10,273)	(153,956)	(2,456)	(29,802)
Class R3(1)	(9,255)	(133,842)	(2,655)	(34,618)
Class I	(725,513)	(11,052,515)	(2,584,843)	(31,817,898)
	(788,468)	(12,002,875)	(2,647,896)	(32,611,841)
Net increase (decrease)	(567,140)	$(8,547,261)	(2,420,289)	$(29,880,639)
(1)	After the close of business on March 4, 2013, Large Cap Select liquidated all of its Class R3 Shares.

	Small Cap Select
	Year Ended 10/31/13		Year Ended 10/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,344,689	$31,242,890	3,405,459	$44,581,140
Class B – exchanges	408	3,424	55	510
Class C	27,179	300,561	33,316	400,508
Class R3	443,783	5,660,311	362,918	4,572,748
Class I	3,097,591	45,423,193	3,848,641	54,450,626
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,079,011	23,825,468	555,168	6,578,745
Class B	45,369	380,192	8,774	81,068
Class C	163,836	1,636,719	31,587	336,407
Class R3	260,032	2,881,156	42,049	485,669
Class I	2,444,971	31,148,931	369,469	4,780,926
	10,906,869	142,502,845	8,657,436	116,268,347
Shares redeemed:
Class A	(5,160,326)	(68,844,204)	(14,663,335)	(201,595,961)
Class B	(94,177)	(908,276)	(108,436)	(1,128,129)
Class C	(228,432)	(2,624,713)	(482,065)	(5,720,510)
Class R3	(741,925)	(9,510,031)	(661,413)	(8,291,187)
Class I	(6,294,437)	(92,944,448)	(6,784,819)	(96,961,259)
	(12,519,297)	(174,831,672)	(22,700,068)	(313,697,046)
Net increase (decrease)	(1,612,428)	$(32,328,827)	(14,042,632)	$(197,428,699)

Nuveen Investments	43

Notes to Financial Statements (continued)

Class B Shares that converted to Class A Shares (recognized as a component of Class A Shares sold and Class B Shares redeemed) during the fiscal years ended October 31, 2013 and October 31, 2012, were as follows:

Fund	Year Ended 10/31/13	Year Ended 10/31/12
Small Cap Select	15,744	83,248

5. Investment Transactions

Purchases and sales (excluding investments purchased with collateral from securities lending and short-term investments, where applicable) during the fiscal year ended October 31, 2013, were as follows:

	Large Cap Select	Small Cap Select
Purchases	$43,548,595	$349,802,353
Sales	51,715,013	447,745,428

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of October 31, 2013, the cost and unrealized appreciation (depreciation) of investments as determined on a federal income tax basis, were as follows:

	Large Cap Select	Small Cap Select
Cost of investments	$39,579,698	$431,336,128
Gross unrealized:
Appreciation	$7,017,541	$118,527,886
Depreciation	(243,206)	(8,275,798)
Net unrealized appreciation (depreciation) of investments	$6,774,335	$110,252,088

Permanent differences, primarily due to net operating losses, tax equalization, litigation proceeds and REIT adjustments, resulted in reclassifications among the Funds’ components of net assets as of October 31, 2013, the Funds’ tax year end, as follows:

	Large Cap Select	Small Cap Select
Capital paid-in	$(9)	$(94,882)
Undistributed (Over-distribution of) net investment income	—	757,484
Accumulated net realized gain (loss)	9	(662,602)

The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2013, the Funds’ tax year end, were as follows:

	Large Cap Select	Small Cap Select
Undistributed net ordinary income[1]	$189,155	$8,937,418
Undistributed net long-term capital gains	—	30,487,550

1 Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

44	Nuveen Investments

The tax character of distributions paid during the Funds’ tax years ended October 31, 2013 and October 31, 2012, was designated for purposes of the dividends paid deduction as follows:

2013	Large Cap Select	Small Cap Select
Distributions from net ordinary income[1]	$248,726	$11,605,768
Distributions from net long-term capital gains[2]	—	54,954,814

2012	Large Cap Select	Small Cap Select
Distributions from net ordinary income[1]	$49,038	$—
Distributions from net long-term capital gains	—	13,456,984
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.
[2]

The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2013.

As of October 31, 2013, the Funds’ tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by a Fund, while the losses subject to expiration are considered short-term.

Large Cap Select
Expiration:
October 31, 2016	$9,711,965
October 31, 2017	54,315,490
Not subject to expiration:
Short-term losses	—
Long-term losses	—
Total	$64,027,455

During the Funds’ tax year ended October 31, 2013, the following Fund utilized capital loss carryforwards as follows:

Large Cap Select
Utilized capital loss carryforwards	$6,736,107

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Large Cap Select Fund-Level Fee Rate	Small Cap Select Fund-Level Fee Rate
For the first $125 million	.5500%	.7000%
For the next $125 million	.5375	.6875
For the next $250 million	.5250	.6750
For the next $500 million	.5125	.6625
For the next $1 billion	.5000	.6500
For net assets over $2 billion	.4750	.6250

Nuveen Investments	45

Notes to Financial Statements (continued)

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2013, the complex-level fee rate for each of these Funds was as follows:

Fund	Complex-Level Fee Rate
Large Cap Select	.2000%
Small Cap Select	.2000

The Adviser agreed to reimburse management fees across all share classes of Large Cap Select and Small Cap Select through December 31, 2012, to the extent necessary to maintain Class I Share total annual operating expenses, not including any acquired fund fees and expenses, at the applicable percentage of daily net assets listed in the Maximum Expense Level row of the following table, provided that in no event will the Adviser be required to make any reimbursements that would result in an annualized net management fee of less than the applicable percentage of daily net assets listed in the Minimum Management Fee row of the following table.

	Large Cap Select	Small Cap Select
Maximum Expense Level	1.13%	1.00%
Minimum Management Fee	.75	.80

Effective August 1, 2013, the Adviser has contractually agreed to waive fees and/or reimburse other Fund expenses of Large Cap Select so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed the percentage of the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table:

Large Cap Select	Temporary Expense Cap	Temporary Expense Cap Expiration Date
Class A Shares	1.30%	October 31, 2015
Class C Shares	2.05	October 31, 2015
Class I Shares	1.05	October 31, 2015

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enable directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

46	Nuveen Investments

During the fiscal year ended October 31, 2013, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Large Cap Select	Small Cap Select
Sales charges collected (Unaudited)	$12,538	$38,419
Paid to financial intermediaries (Unaudited)	11,025	33,648

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended October 31, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Large Cap Select	Small Cap Select
Commission advances (Unaudited)	$200	$2,485

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B Shares and Class C Shares during the first year following a purchase were retained by the Distributor. During the fiscal year ended October 31, 2013, the Distributor retained such 12b-1 fees as follows:

	Large Cap Select	Small Cap Select
12b-1 fees retained (Unaudited)	$281	$16,433

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended October 31, 2013, as follows:

	Large Cap Select	Small Cap Select
CDSC retained (Unaudited)	$—	$3,271

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

Nuveen Investments	47

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Mid-America Health System, Tech Town, Inc., a not-for-profit community development company and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	206
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	206
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, member and President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	206
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	206
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company; (2006-2013) retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	206

48	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	206
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	206
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) and CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	206
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	206
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	206

Nuveen Investments	49

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Interested Board Members:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	135
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	135

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	206
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	206
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	206
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	206

50	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	206
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	206
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	206
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	206
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	206
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	206
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	103

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	51

Annual Investment Management Agreement Approval Process (Unaudited)

The Board of Directors (each, a “Board” and each Director, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Adviser and the Sub-Adviser (the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Funds’ investment performance and consider an analysis provided by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Adviser with questions and the Adviser responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Adviser and the Sub-Adviser. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Adviser regarding, among other things, fund performance, fund expenses, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provides special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Adviser provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members visited certain of the Sub-Adviser’s investment teams in Minneapolis in September 2012, and its municipal team in November 2012. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

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The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the open-end fund product line.
In considering advisory services, the Board recognized that the Adviser provides various oversight, administrative, compliance and other services for the Funds and the Sub-Adviser generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Adviser or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Adviser’s execution of its oversight responsibilities over the Sub-Adviser. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Adviser’s emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Adviser and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Adviser has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Adviser’s focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Adviser’s significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Adviser designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Adviser, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Adviser to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end Nuveen funds including, among other things, the development of a comprehensive strategic plan and the addition of members to the product strategy team; the commencement of various new funds; the removal of redemption fees for certain funds; the establishment of a working group to enhance the Adviser’s oversight of the disclosures pertaining to Nuveen’s products and services; the acceleration of monthly holdings disclosure for certain funds; and the development of a new share class for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. In general, in considering a fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds, and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2012 as well as performance information reflecting the first quarter of 2013. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified, in relevant part, the Performance Peer Groups of certain funds as having significant differences from the funds but to still be somewhat relevant, while the Performance Peer Groups of other funds were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. The Board also noted that open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

In considering the performance data for the Funds, the Independent Board Members noted that the Nuveen Large Cap Select Fund (the “Large Cap Fund”) demonstrated generally favorable performance in comparison to peers and that although such Fund was in the third quartile for the five-year period, it performed in the second quartile for the three-year period and the first quartile for the one-year period and outperformed its benchmark for the one-year period. In addition, the Independent Board Members noted that the Nuveen Small Cap Select Fund (the “Small Cap Fund”) lagged its peers somewhat in the shorter periods, but demonstrated more favorable performance in the longer periods. In this regard, they noted that although the Small Cap Fund was in the third quartile and underperformed its benchmark for the one- and three-year periods, such Fund was in the second quartile and outperformed its benchmark for the five-year period.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratio in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

54	Nuveen Investments

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio.

The Independent Board Members observed that the Small Cap Fund had a net management fee and a net expense ratio (including fee waivers and expense reimbursements) that were below its peer averages. In addition, the Independent Board Members recognized that the Large Cap Fund had a higher net management fee and net expense ratio compared to its peer average. In this regard, the Independent Board Members observed that although such Fund’s gross management fee was below its peer group average, its net management fee was higher than its peer average due to differences in fee waivers between such Fund and its peer group average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser (which, in the case of the Funds, is an affiliated sub-adviser), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-adviser level, the fee generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members reviewed information regarding the nature of services provided by the Adviser, including through the Sub-Adviser, and the range of fees and average fee the Sub-Adviser assessed for such services to other clients. Such other clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members further noted that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In reviewing profitability, the Independent Board Members recognized the Adviser’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end of 2010, the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in

56	Nuveen Investments

managing the assets of the Funds and other clients. The Funds’ portfolio transactions are determined by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Funds’ portfolio transactions. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

Dow Jones Industrial Average Index: A price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Large-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Emerging Markets Index: An unmanaged index considered representative of stocks of developing countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Japan Index: A capitalization-weighted index, adjusted for free float. The index is designed to reflect the sectoral diversity of the Japanese equity markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

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Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL 60606

Custodian

U.S. Bank National Association

Milwaukee, WI 53202

Transfer Agent and
Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen Large Cap Select Fund	90.00%	100.00%
Nuveen Small Cap Select Fund	13.00%	13.00%

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

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Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $215 billion as of September 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-FSLCT-1013P

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE AUDITOR BILLED TO THE FUNDS

Fiscal Year Ended October 31, 2013	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Dividend Value Fund	18,201	1,000	7,200	0
Nuveen Equity Index Fund	15,081	0	3,500	0
Nuveen International Select Fund	17,318	0	38,652	0
Nuveen Large Cap Growth Opportunities Fund	14,330	0	3,500	0
Nuveen Large Cap Select Fund	12,079	0	2,500	0
Nuveen Mid Cap Growth Opportunities Fund	16,663	0	3,500	0
Nuveen Mid Cap Index Fund	13,910	0	5,001	0
Nuveen Mid Cap Value Fund	12,524	0	2,625	0
Nuveen Small Cap Growth Opportunities Fund	12,282	0	3,500	0
Nuveen Small Cap Index Fund	12,337	0	7,377	0
Nuveen Small Cap Select Fund	13,823	0	3,688	0
Nuveen Small Cap Value Fund	12,277	0	2,813	0
Nuveen Tactical Market Opportunities Fund	12,952	0	2,500	0

Total	$183,778	$1,000	$86,356	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Dividend Value Fund	0%	0%	0%	0%
Nuveen Equity Index Fund	0%	0%	0%	0%
Nuveen International Select Fund	0%	0%	0%	0%
Nuveen Large Cap Growth Opportunities Fund	0%	0%	0%	0%
Nuveen Large Cap Select Fund	0%	0%	0%	0%
Nuveen Mid Cap Growth Opportunities Fund	0%	0%	0%	0%
Nuveen Mid Cap Index Fund	0%	0%	0%	0%
Nuveen Mid Cap Value Fund	0%	0%	0%	0%
Nuveen Small Cap Growth Opportunities Fund	0%	0%	0%	0%
Nuveen Small Cap Index Fund	0%	0%	0%	0%
Nuveen Small Cap Select Fund	0%	0%	0%	0%
Nuveen Small Cap Value Fund	0%	0%	0%	0%
Nuveen Tactical Market Opportunities Fund	0%	0%	0%	0%

Fiscal Year Ended October 31, 2012	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Dividend Value Fund	16,667	0	0	0
Nuveen Equity Index Fund	14,613	0	0	0
Nuveen International Select Fund	17,078	0	31,145	0
Nuveen Large Cap Growth Opportunities Fund	13,850	0	0	0
Nuveen Large Cap Select Fund	11,411	0	0	0
Nuveen Mid Cap Growth Opportunities Fund	16,326	0	0	0
Nuveen Mid Cap Index Fund	12,776	0	0	0
Nuveen Mid Cap Value Fund	12,186	0	0	0
Nuveen Small Cap Growth Opportunities Fund	11,695	0	0	0
Nuveen Small Cap Index Fund	11,552	0	0	0
Nuveen Small Cap Select Fund	14,065	0	0	0
Nuveen Small Cap Value Fund	11,620	0	0	0
Nuveen Tactical Market Opportunities Fund	11,916	0	0	0

Total	$175,755	$0	$31,145	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Dividend Value Fund	0%	0%	0%	0%
Nuveen Equity Index Fund	0%	0%	0%	0%
Nuveen International Select Fund	0%	0%	0%	0%
Nuveen Large Cap Growth Opportunities Fund	0%	0%	0%	0%
Nuveen Large Cap Select Fund	0%	0%	0%	0%
Nuveen Mid Cap Growth Opportunities Fund	0%	0%	0%	0%
Nuveen Mid Cap Index Fund	0%	0%	0%	0%
Nuveen Mid Cap Value Fund	0%	0%	0%	0%
Nuveen Small Cap Growth Opportunities Fund	0%	0%	0%	0%
Nuveen Small Cap Index Fund	0%	0%	0%	0%
Nuveen Small Cap Select Fund	0%	0%	0%	0%
Nuveen Small Cap Value Fund	0%	0%	0%	0%
Nuveen Tactical Market Opportunities Fund	0%	0%	0%	0%

Fiscal Year Ended October 31, 2013	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
	0%	0%	0%

Fiscal Year Ended October 31, 2012	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

Percentage Approved Pursuant to Pre-approval Exception
Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
0%	0%	0%

		Total Non-Audit Fees
		billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
Fiscal Year Ended October 31, 2013	Total Non-Audit Fees Billed to Funds	operations and financial reporting of the Funds)	Providers (all other engagements)	Total
Fund Name
Nuveen Dividend Value Fund	7,200	0	0	7,200
Nuveen Equity Index Fund	3,500	0	0	3,500
Nuveen International Select Fund	38,652	0	0	38,652
Nuveen Large Cap Growth Opportunities Fund	3,500	0	0	3,500
Nuveen Large Cap Select Fund	2,500	0	0	2,500
Nuveen Mid Cap Growth Opportunities Fund	3,500	0	0	3,500
Nuveen Mid Cap Index Fund	5,001	0	0	5,001
Nuveen Mid Cap Value Fund	2,625	0	0	2,625
Nuveen Small Cap Growth Opportunities Fund	3,500	0	0	3,500
Nuveen Small Cap Index Fund	7,377	0	0	7,377
Nuveen Small Cap Select Fund	3,688	0	0	3,688
Nuveen Small Cap Value Fund	2,813	0	0	2,813
Nuveen Tactical Market Opportunities Fund	2,500	0	0	2,500

Total	$86,356	$0	$0	$86,356

“Total Non-Audit Fees billed to Funds” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to the Funds in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

		Total Non-Audit Fees
		billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
Fiscal Year Ended October 31, 2012	Total Non-Audit Fees Billed to Funds	operations and financial reporting of the Funds)	Providers (all other engagements)	Total
Fund Name
Nuveen Dividend Value Fund	0	0	0	0
Nuveen Equity Index Fund	0	0	0	0
Nuveen International Select Fund	31,145	0	0	31,145
Nuveen Large Cap Growth Opportunities Fund	0	0	0	0
Nuveen Large Cap Select Fund	0	0	0	0
Nuveen Mid Cap Growth Opportunities Fund	0	0	0	0
Nuveen Mid Cap Index Fund	0	0	0	0
Nuveen Mid Cap Value Fund	0	0	0	0
Nuveen Small Cap Growth Opportunities Fund	0	0	0	0
Nuveen Small Cap Index Fund	0	0	0	0
Nuveen Small Cap Select Fund	0	0	0	0
Nuveen Small Cap Value Fund	0	0	0	0
Nuveen Tactical Market Opportunities Fund	0	0	0	0

Total	$31,145	$0	$0	$31,145

“Total Non-Audit Fees billed to Funds” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to the Funds in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: January 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: January 6, 2014

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: January 6, 2014